UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08817

Voya Equity Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: May 31

Date of reporting period: June 1, 2019 to November 30, 2019

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report
November 30, 2019
Classes A, C, I, P, P3, R, R6 and W
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Voya Large-Cap Growth Fund

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Voya Large Cap Value Fund

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Voya MidCap Opportunities Fund

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Voya Multi-Manager Mid Cap Value Fund

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Voya Real Estate Fund

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Voya SmallCap Opportunities Fund

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Voya SMID Cap Growth Fund

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Voya U.S. High Dividend Low Volatility Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports, like this semi-annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Good Tidings at Year-End, Squinting into the Future
Dear Shareholder,
Investor sentiment has been ambivalent for much of 2019, vacillating between caution and optimism even as stock indexes have set new records. Since August, however, the mood has brightened substantially; as of this writing in mid-December, most U.S. and global equity indexes are at or near all-time highs. Underpinning this brighter mood are improved economic data and optimism that trade tensions are subsiding. In our opinion, the consensus view seems to be that the global growth slowdown bottomed in late summer and now is on the mend.
Easing global financial conditions have helped non-U.S. manufacturing sectors stabilize, and as manufacturing has picked up so have interest rates. Thus, we believe higher rates may signify a lessening of recession concerns. We continue to expect that relatively easy financial conditions and ongoing consumer spending will lead to modest increases in economic growth. We believe that recent progress toward a resolution of the U.S.-China trade dispute is encouraging, though we do not anticipate a complete easing of global trade tensions.
As we close the books on 2019, in our opinion, recent stock-market rallies show that investors are becoming more comfortable with risk; yet we also note a persistent preference for higher quality, lower volatility assets, which tells us investors still perceive significant, unpredictable risks that they wish to avoid. Economic and market uncertainty are still with us, trade issues remain unresolved and the upcoming U.S. presidential election adds a dimension of political uncertainty.
With potential surprises from any place on the planet, we believe investors should continue to diversify their investments as broadly as practicable, and not attempt to time the markets. It’s worth remembering that at the start of 2019, many investors did not believe equities offered attractive return potential — acting on that belief would have resulted in missed opportunities. Keep in mind that your portfolio is structured to meet your long-term objectives; changing it to adjust to short-term market conditions may put your long-term goals at risk. If your long-term goals have changed, please discuss them thoroughly with your financial advisor before making any changes to your investments.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
December 18, 2019
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Six Months Ended November 30, 2019

As our fiscal year commenced, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, had already risen 10.19% in 2019, but had fallen 5.70% in May. (The Index returned 12.95% for the six-months ended November 30, 2019, measured in U.S. dollars.)
A trade war between the U.S. and China had been ongoing for more than a year, with U.S. tariffs on some $250 billion of Chinese goods in place together with Chinese tariffs on $110 billion of U.S. goods.
Entering May, trade talks appeared to be going reasonably well and the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on $200 billion of the $250 billion to 25% of Chinese imports. Trade negotiations had evidently broken down. Later, he unexpectedly threatened tariffs on Mexican goods for reasons unrelated to trade.
The trade war was being waged against a backdrop of slowing global growth, in part the result of uncertainties caused by the trade war itself.
Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the six months; yet the Index rose five months out of six, ending up 12.99% for the fiscal half-year.
On perceived slowing global growth, there was still plenty to worry about.
In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second and third quarters of 2019 was just 1.2%. In the U.K., chronic disagreement about whether and how to leave the European Union (“Brexit”) culminated in a general election called for December 12.
Japan, with manufacturing also in contraction, managed GDP growth of 1.8% annualized in the second quarter, but this slumped to 0.2% in the third. Exports and imports were both falling and core inflation languished at 0.7%, with a demand-dampening sales tax increase effective on October 1.
China’s GDP grew at 6.0% in the third quarter, the smallest advance in 27 years. Industrial production was expanding near the slowest pace in 17 years, retail sales in 16 years.
In the U.S., manufacturing fell into contraction in September. Corporate profits were flat to falling year-over-year. While annualized first quarter growth had surprised to the upside at 3.1%, it fell to 2.0% and 2.1% in the second and third quarters respectively. Growth was heavily dependent on consumer spending, supported by the lowest unemployment rate since 1969.
Back in the markets, after May’s slump, central banks came to the rescue in June. On June 19, the Federal Open Market Committee (“FOMC”) left rates unchanged, but markets listened to Chairman Powell’s comments and heard him signal a cut in July. The European Central Bank announced its willingness to cut its already negative deposit rate and resume bond purchases (and finally did so in September). The Bank of Japan also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S.-China trade conflict, agreed on June 29.
July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a “mid-cycle adjustment”. And it was back to trade-war angst in August, as first the President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected, and then increased existing and planned tariffs by 5% when China retaliated.
The market rollercoaster lurched back up in September and October, when high-level trade talks between the U.S. and China resumed. Both sides expressed confidence that “Phase 1” of a deal could be signed by year-end. The FOMC cut rates again in both months, without seeming to please anybody, again.
By November the narrative had shifted somewhat. Markets were rising despite trade tensions, sluggish global growth, declining profits and political uncertainties due to a U.S. election next year, impeachment proceedings against the President and Brexit to name a few. Perhaps, some commentators ventured, the worst was over. At least a basic trade deal was likely, central banks were all supportive and some of the data were starting to improve. On that note, the Index ended our half-year near an all-time high.
In U.S. fixed income markets, the Treasury yield curve fell. For the half-year, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.81%. The Bloomberg Barclays Long-Term Treasury sub-index returned 7.86%, the 30-year yield briefly dipping below 2% in August. The 10-year yield on Japanese and major euro zone government bonds ended below zero.
U.S. equities, represented by the S&P 500® Index including dividends, rose 15.26%, ending at a record. Technology was by far the top performer, up 23.47%, led by Apple and Microsoft. Energy, exposed to slowing global economic activity, was the weakest, edging up 1.86%.
In currencies, the dollar rose 1.00% against the euro, but lost 2.50% against the pound and 0.12% against the yen, These were small moves in a 22-month upward trend on a trade-weighted basis.
In international markets, the MSCI Japan® Index ended up 13.78% for the half-year. Investors cheered progress on the U.S.-China trade talks, reflecting Japan’s own vulnerability to a trade war. The MSCI Europe ex U.K.® Index advanced 11.60%, powered by capital goods and pharmaceuticals companies. The MSCI U.K.® Index rose just 4.31%, pressured by Brexit concerns, but also affected by the company-specific fortunes of MSCI U.K.’s market heavyweights. The largest contributors were pharmaceuticals, AstraZeneca and GlaxoSmithKline; the biggest detractors were Royal Dutch Shell and HSBC.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.S. REIT® Index	A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Index	A comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000® Growth Index	An index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Growth Index	An index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell 2500™ Growth Index	An index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500™ Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index	An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya Large-Cap Growth Fund	Portfolio Managers’ Report

Sector Diversification as of November 30, 2019 (as a percentage of net assets)

Information Technology	36.1%
Health Care	14.7%
Consumer Discretionary	14.4%
Communication Services	11.4%
Industrials	10.2%
Consumer Staples	4.5%
Financials	3.1%
Real Estate	2.3%
Materials	1.7%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large-Cap Growth Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Jeffrey Bianchi, CFA, Michael Pytosh, and Kristy Finnegan, CFA, Portfolio Managers*, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-months ended November 30, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 14.44% compared to the Russell 1000® Growth Index (the “Index” or “Russell 1000® Growth”), which returned 16.46% for the same period.
Portfolio Specifics: The Fund underperformed the Index for the reporting period primarily due to stock selection effects. Stock selection within the consumer staples and industrials sectors detracted the most from performance. An allocation to cash, while within the typical range, was also a headwind during the period. Stock selection in the communication services and materials sectors contributed the most to performance.
Among the key detractors were Apple Inc. (“AAPL”), UnitedHealth Group Incorporated and GoDaddy, Inc. (“GDDY”).
Our underweight allocation to AAPL was a headwind during the reporting period. The stock price advanced throughout the period after AAPL’s low expectation iPhone release in September, followed by the company exceeding its expected third quarter earnings and raising guidance due to strong results across phones, services and wearables. Also, a notable improvement within Apple’s China business was well received by investors.
An overweight position in UnitedHealth Group Incorporated detracted from results. Managed care and healthcare services
Top Ten Holdings as of November 30, 2019 (as a percentage of net assets)

Amazon.com, Inc.	6.5%
Microsoft Corp.	6.1%
Apple, Inc.	5.5%
Facebook, Inc. - Class A	4.8%
Visa, Inc. - Class A	4.4%
Alphabet, Inc. - Class A	3.2%
Merck & Co., Inc.	2.9%
O’Reilly Automotive, Inc.	2.4%
Intuit, Inc.	2.4%
Fiserv, Inc.	2.4%
Portfolio holdings are subject to change daily.
stocks have underperformed since early February due to several proposals from the Centers for Medicare & Medicaid Services that could change the economics for Medicare Drug plans and Pharmacy Benefit Managers, most notably the proposal to eliminate rebates on drugs in Medicare. An additional overhang for managed care came as several Congressional Democrats proposed changes to the U.S. healthcare system and floated a Medicare for all program as part of their 2020 election platforms.
An overweight position in GDDY, a domain name registration and web hosting service provider, detracted value during the period. While the company continues to report what we believe to be strong results with solid bookings and revenue growth, as well as consistent execution, the stock was under pressure due to investor concerns regarding a slowdown of innovation and an increase of competition. Several surprises further heightened investor concerns: the unexpected departure in August of GDDY CEO Scott Wagner, and management’s indication that free cash flow was light due to a difference in timing on collections and vendor payments.
Key contributors to performance include Cisco Systems, Inc. (“CSCO”), DexCom, Inc. (“DXCM”) and Humana Inc. (“HUM”).
Not owning benchmark security, CSCO, contributed to relative performance during the period. Shares traded off in response to disappointing earnings results and weaker than expected fiscal year 2020 guidance. The company reported a deceleration across its businesses, product order growth declines and broad-based softness in China and the Asia-Pacific region.
An overweight position in continuous glucose monitoring medical device manufacturing company, DXCM, contributed to performance during the period. The stock price advanced following a well-received 14% revenue “beat,” i.e., above expectations, which primarily resulted from a re-acceleration of the company’s U.S. business. Management raised calendar-year 2019 guidance in excess of the third quarter earnings beat, and we believe investors gained further conviction in the sustainability of DXCM’s growth.

Portfolio Managers’ Report	Voya Large-Cap Growth Fund

An overweight position in managed care company, HUM, generated favorable results during the period. Shares advanced following the company’s solid quarterly earnings report headlined by a 10% earnings per share beat, driven primarily by better than expected upside with regard to individual Medicare Advantage medical cost trends. Management raised calendar-year 2019 guidance and provided a better than expected outlook for calendar-year 2020 individual Medicare Advantage membership growth.
Current Strategy and Outlook: After several months of easing monetary policy from global central banks, we believe the effects are beginning to trickle through to the real economy: the manufacturing sector is showing signs of life, while consumer demand remains strong. We believe relaxed financial conditions and a robust labor market will sustain the marginal improvement trend, reducing the likelihood of a U.S. recession over the next 12 months. In our opinion, central banks appear willing to provide sufficient liquidity to prolong the cycle, inflation is tame and there are no worrisome signs of financial excess. The risks of an exogenous shock have declined as U.S. and Chinese officials appear to be making progress on trade.
Multiple financial indicators suggest economic activity is gaining momentum, such as a move-up in global PMIs and strong gains among global semiconductor stocks. As a disciplined manager, we remain true to our investment process regardless of the market environment, investing in companies which we believe have strong fundamentals and attractive valuations.

*
Effective August 1, 2019, Kristy Finnegan was added as a portfolio manager to the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Large Cap Value Fund	Portfolio Managers’ Report

Sector Diversification as of November 30, 2019 (as a percentage of net assets)

Financials	23.6%
Health Care	13.3%
Industrials	9.7%
Consumer Staples	8.8%
Energy	8.2%
Communication Services	8.2%
Information Technology	6.3%
Utilities	6.1%
Consumer Discretionary	5.4%
Real Estate	5.2%
Materials	4.1%
Assets in Excess of Other Liabilities*	1.1%
Net Assets	100 .0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large Cap Value Fund (the “Fund”) seeks long-term growth of capital and current income. The Fund is managed by Vincent Costa, CFA, and James Dorment, CFA, Portfolio Managers*, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-months ended November 30, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.60% compared to the Russell 1000® Value Index (the “Index” or “Russell 1000® Value”), which returned 13.56% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index due to unfavorable security selection. On the sector level, stock selection within the health care and industrials sectors had the largest negative impact on relative performance. Key detractors included overweight positions in Progressive Corporation, an insurance holding company, Edison International, a renewable energy company and Exelon Corporation, a utility services holding company.
By contrast, stock selection within consumer staples and real estate had the largest positive impact on performance. At the individual stock level, key contributors included overweight positions in Entergy Corporation, an electric power generator and distributor and JPMorgan Chase & Co., a financial holding company; as well as an out-of-benchmark position in Apple Inc.
Top Ten Holdings as of November 30, 2019 (as a percentage of net assets)

JPMorgan Chase & Co.	5.2%
AT&T, Inc.	3.6%
Bank of America Corp.	3.5%
Johnson & Johnson	3.5%
Walt Disney Co.	3.0%
US Bancorp	2.7%
Philip Morris International, Inc.	2.4%
Procter & Gamble Co.	2.3%
Exxon Mobil Corp.	2.3%
Medtronic PLC	2.1%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors. Going forward, we believe that stocks with high-dividend yield and dividend growth potential will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Fund’s strategy seeks to provide.

*
Effective June 1, 2019, Christopher F. Corapi no longer serves as a portfolio manager to the Fund. Effective August 1, 2019, Kristy Finnegan no longer serves as a portfolio manager to the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya MidCap Opportunities Fund

Sector Diversification as of November 30, 2019 (as a percentage of net assets)

Information Technology	33.4%
Industrials	17.0%
Health Care	15.4%
Consumer Discretionary	15.2%
Financials	4.7%
Communication Services	3.5%
Consumer Staples	3.2%
Materials	3.2%
Real Estate	2.9%
Energy	1.0%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya MidCap Opportunities Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Jeffrey Bianchi, CFA, Kristy Finnegan, CFA, and Michael Pytosh, Portfolio Managers*, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-months ended November 30, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.84% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 13.66% and 12.39%, respectively, for the same period.
Portfolio Specifics: The Fund underperformed both indices for the reporting period. The Fund underperformed the Russell Midcap® Growth Index for the reporting period primarily due to stock selection effects. Stock selection within the information technology and the consumer discretionary sectors detracted the most from performance. By contrast, stock selection within the health care and materials sectors contributed the most to performance.
Among the key detractors were GoDaddy, Inc. (“GDDY”), Advanced Micro Devices, Inc. and Waste Connections, Inc.
An overweight position in GDDY, a domain name registration and web hosting service provider, detracted value during the period. While the company continues to report what we believe to be strong results with solid bookings and revenue growth, as well as consistent execution, the stock was under pressure due to investor concerns regarding a slowdown of innovation and an increase of competition. Several surprises further heightened investor concerns: the unexpected departure in August of GDDY CEO Scott Wagner, and management’s indication that free cash flow was light due to a difference in timing on collections and vendor payments.
Top Ten Holdings as of November 30, 2019 (as a percentage of net assets)

Fiserv, Inc.	3.8%
O’Reilly Automotive, Inc.	3.3%
DexCom, Inc.	2.7%
Global Payments, Inc.	2.5%
Ingersoll-Rand PLC - Class A	2.4%
Quanta Services, Inc.	2.3%
Synopsys, Inc.	2.3%
Ametek, Inc.	2.3%
Zebra Technologies Corp.	2.1%
Lam Research Corp.	2.1%
Portfolio holdings are subject to change daily.
Not owning Advanced Micro Devices, Inc. earlier in the period detracted value. Shares advanced due to improved commentary regarding U.S.-China trade tensions and a well-received new product launch. Increasing investor confidence in their ability to execute on their long-term growth strategies also was a tailwind throughout the period.
Owning a non-benchmark position in Waste Connections, Inc. detracted value during the period. The stock was under pressure largely due to its mixed second quarter earnings report. While earnings per share were in line with expectations and its core operations were better than expected, earnings before interest, taxes, depreciation and amortization (“EBITDA”) came in below expectations. The EBITDA shortfall was attributable to lower recycling and carbon tax credits. Further, while management anticipates stabilization in pricing, volumes, and mergers and acquisitions, their cut in fiscal year 2019 guidance weighed on the stock.
Key contributors to performance included DexCom, Inc. (“DXCM”), Twitter, Inc. and Hubbell Incorporated (“HUBB”).
An overweight position in continuous glucose monitoring medical device manufacturing company, DXCM, contributed to performance during the period. The stock price advanced following a well-received 14% revenue “beat,” i.e., above expectations, which primarily resulted from a re-acceleration of the company’s U.S. business. Management raised calendar-year 2019 guidance in excess of the third quarter earnings beat, and investors gained further conviction in the sustainability of DXCM’s growth.
Not owning Twitter, Inc. contributed favorably to performance. In addition to the impact of advertising seasonality, shares traded off in October following a disappointing third quarter earnings miss on both top line and operating margins, driven by ad product issues/bugs raising concerns about TWTR’s product control capabilities. The company lowered its full year guidance as a result, given expected revenue growth deceleration into 2020 due to product remediation.

Voya MidCap Opportunities Fund	Portfolio Managers’ Report

An overweight position in electrical and electronic product manufacturer, HUBB, generated positive results. Shares advanced following a well-received third quarter earnings report citing strong performance within the company’s power segment as transmission and distribution continues to benefit from capital expenditures. In addition to raised free cash flow conversion guidance, HUBB raised restructuring expectations, which gave investors greater confidence in the company’s ability to restructure and improve going into 2020.
Current Strategy and Outlook: After several months of easing monetary policy from global central banks, we believe the effects are beginning to trickle through to the real economy: the manufacturing sector is showing signs of life, while consumer demand remains strong. We believe relaxed financial conditions and a robust labor market will sustain the marginal improvement trend, reducing the likelihood of a U.S. recession over the next 12 months. In our opinion, central banks appear willing to provide sufficient liquidity to prolong the cycle, inflation is tame and there are no worrisome signs of financial excess. The risks of an exogenous shock have declined as U.S. and Chinese officials appear to be making progress on trade.
Multiple financial indicators suggest economic activity is gaining momentum, such as a move-up in global PMIs and strong gains among global semiconductor stocks. As a disciplined manager, we remain true to our investment process regardless of the market environment, investing in companies which we believe have strong fundamentals and attractive valuations.

*
Effective August 1, 2019, Kristy Finnegan was added as a portfolio manager to the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot investdirectly in an index.

Portfolio Managers’ Report	Voya Multi-Manager Mid Cap Value Fund

Sector Diversification as of November 30, 2019 (as a percentage of net assets)

Industrials	18.1%
Financials	17.4%
Information Technology	13.4%
Real Estate	12.5%
Consumer Discretionary	12.3%
Health Care	7.8%
Utilities	6.1%
Materials	4.6%
Consumer Staples	3.2%
Energy	2.3%
Communication Services	1.2%
Exchange-Traded Funds	0.1%
Assets in Excess of Other Liabilities*	1.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Multi-Manager Mid Cap Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers* — Hahn Capital Management, LLC (“Hahn Capital Management”), LSV Asset Management (“LSV”) and Voya Investment Management Co. LLC (“VIM”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each Sub-Adviser manages a portion of the Fund’s assets (each a “Sleeve”) that is allocated to each Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: John D. Schaeffer and Michael Whitfield, CFA, Portfolio Managers of Hahn Capital Management; Josef Lakonishok, Ph.D., Menno Vermeulen, CFA, Guy Lakonishok, CFA, Greg Sleight and Puneet Mansharamani, CFA, Portfolio Managers of LSV; and Steve Wetter and Kai Yee Wong, Portfolio Managers of VIM.
Performance: For the six-months ended November 30, 2019, the Fund’s Class I shares provided a total return of 14.79% compared to the Russell Midcap® Value Index (the “Index” or “Russell Midcap® Value”), which returned 11.54%, for the same period.
Portfolio Specifics: Hahn Capital Management Sleeve — The Sleeve outperformed the Russell Midcap® Value by approximately 257 basis points (2.57%) for the six-months ended November 30, 2019. During the period, the Sleeve’s performance benefited from its relative underweight to the energy, and utilities sectors and its relative overweight to industrials. The primary sector detractors were financials and materials. Sector selection / allocation somewhat bested stock selection during the period. The best stock performance came from Keysight Technologies, CBRE Group, Ross Stores, and Mid-America Apartments. Primary detractors during the period were Euronet Worldwide, SLM Corp, and Hexcel. More generally, the outperformers reflected company-specific
Top Ten Holdings as of November 30, 2019 (as a percentage of net assets)

CBRE Group, Inc.	1.6%
Ross Stores, Inc.	1.5%
Euronet Worldwide, Inc.	1.5%
Keysight Technologies, Inc.	1.5%
Laboratory Corp. of America Holdings	1.5%
Mid-America Apartment Communities, Inc.	1.4%
Hexcel Corp.	1.4%
Air Lease Corp.	1.4%
Becton Dickinson & Co.	1.3%
Genpact Ltd.	1.3%
Portfolio holdings are subject to change daily.
factors as well as certain secular themes, while the underperformers reflected rotation out of  “growthier” names during the calendar third quarter. We continue to be watchful of risks to holdings, especially cyclical and regulatory and political risks (e.g. tariffs), and believe investment in high-quality companies is the appropriate strategy regardless of the environment.
LSV Sleeve — The Sleeve outperformed the Russell Midcap® Value by approximately 258 basis points (2.58%) for the six-months ended November 30, 2019. Value stocks rebounded over the second half of the period as the market experienced a strong rotation out of more expensive defensive names. With this market shift, cyclical sectors outperformed while defensive sectors trailed over the full period. The materials, industrials, information technology, and consumer discretionary sectors led the way while the energy, consumer staples, Utilities, and real estate sectors underperformed within the Russell Midcap® Value.
While value stocks trailed the broader midcap market, deeper value stocks which the Sleeve emphasizes generally outperformed within the value benchmark. As a result, both sector and stock selection results contributed overall to the Sleeve’s relative performance. The Sleeve’s sector allocation, which is a residual of our model’s bottom-up stock selection process, benefited from an underweight position in the energy and utilities sectors as well as an overweight position in the industrials and information technology sectors. Stock selection contributed most to relative results, largely due to strong outperformance within the energy, health care and information technology sectors.
At the security level, the largest contributors included Sleeve positions in Lam Research, Tech Data, Aircastle, Diodes, Seagate Technology, and Valero Energy. The largest stock detractors included Fund positions in Owens-Illinois, Exelon, AMC Networks, National Fuel & Gas, Ashford Hospitality Trust, and Macy’s.
Wellington Sleeve (“Wellington”)* — The Sleeve outperformed the Russell Midcap® Value by an estimated 483 basis points (4.83%) for the period beginning June 1, 2019 through November 8, 2019. Both sector allocation and security selection contributed to relative performance for the period. Selection within the information technology, materials and industrials sectors contributed most to relative returns. These effects were only partially offset by unfavorable selection in the communication services, utilities,

Voya Multi-Manager Mid Cap Value Fund	Portfolio Managers’ Report

and financials sectors. Sector allocation, a residual of the bottom-up stock selection process, also contributed to results during the period. In particular, an underweight allocation to utilities and overweight exposure in information technology, industrials, and materials contributed most to relative returns, while an underweight exposure to consumer discretionary detracted.
Top contributors included Lumentum Holdings, Milacron Holdings, and Reliance Steel & Aluminum. Top detractors from relative performance included UGI, Diamondback Energy, and an out-of-benchmark holding in Millicom International Cellular.
VIM Sleeve* — The Sleeve outperformed the Russell Midcap® Value by an estimated 21 basis points (0.21%) for the period since inception on November 15, 2019 through November 30, 2019. The Sleeve employs a passive management approach designed to track the performance of a custom index, the Russell Midcap Select Factor Index. For the partial period from the Sleeve’s inception on November 15, 2019 through November 30, 2019, the Sleeve closely tracked the Russell Midcap Select Factor Index.
During the partial period, the Sleeve outperformed the Russell Midcap® Value Index. The Sleeve benefited from higher allocations to consumer discretionary and consumer staples and a lower allocation to energy. The average sector returns in the Sleeve were mostly higher than the Russell Midcap Select Factor Index, especially within consumer staples and communication services. Sector allocations and sector returns reflected differences between the Russell Midcap Select Factor Index and the Russell Midcap® Value.
Current Strategy & Outlook: Hahn Capital Management Sleeve — The Federal Open Market Committee (“FOMC”) pause of interest rate hikes and reversal to rate reductions led to some sector rotation during the period. We expect the lower rates will continue to impact business conditions, and thus valuations, amongst the financials and real estate sectors. Continuing on-again, off-again trade talks with China are expected to increase market volatility, in our opinion, as the administration’s mid-December deadline approaches. We take this volatility as confirmation of our bias to manage cyclical exposure, to continue to be risk-focused, and to seek out the opportunities such volatility often creates.
LSV Sleeve — The Sleeve remains diversified across sectors and continues to trade at a significant discount to the overall market as well as to the Index. Current valuations are 10.5 times forward earnings estimates and 6.9 times trailing cash flow compared to 16.1 times earnings and 10.7 times cash flow for the Index. The Sleeve also has a dividend yield of 2.9% compared to 2.4% for the Index. We continue to believe and empirical evidence supports that holding portfolios of deeply discounted stocks pays off well in the long-run and in the short-run is not necessarily highly correlated with market direction.
VIM Sleeve — Following an unusually long period of low volatility, equity markets have settled into a new phase of more frequent and larger price movements. We believe this phase will persist as financial conditions tighten and the FOMC gradually raises interest rates. Nonetheless, in our opinion, corporate earnings remain strong, supported by stable economic growth and rising employment.

*
On September 12, 2019, the Board of Trustees of the Fund approved the sub-adviser replacement of Wellington with VIM.

In conjunction with the sub-adviser replacement, effective November 8, 2019 Steve Wetter and Kai Yee Wong were added as portfolio managers of the Fund and Gregory J. Garabedian was removed as a portfolio manager of the Fund.
Beginning on the close of business on November 8, 2019, through the close of business on November 15, 2019, the Fund was in a transition period during which time the Fund’s assets managed by Wellington were allocated among Hahn, LSV and VIM.
The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Real Estate Fund

REIT Diversification as of November 30, 2019 (as a percentage of net assets)

Residential REITs	19.1%
Specialized REITs	18.7%
Office REITs	14.3%
Industrial REITs	12.3%
Retail REITs	11.1%
Health Care REITs	10.7%
Diversified REITs	6.7%
Hotel & Resort REITs	5.8%
IT Consulting & Other Services	0.8%
Assets in Excess of Other Liabilities	0.5%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya Real Estate Fund (the “Fund”)* seeks total return consisting of long-term capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA and Joseph P. Smith, CFA, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.
Performance: For the six-months ended November 30, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.59% compared to the MSCI U.S. REIT® Index (the “Index” or “MSCI U.S. REIT®”), which returned 8.91%, for the same period.
Portfolio Specifics: U.S. real estate stocks, as measured by the Index, generated an 8.9% total return over the past six-months as most property sectors delivered positive performance. The industrial sector was the best performer for the period, up 24.0%, while the mall sector was the poorest performing sector, down 5.9% during the period.
During the period, the Fund outperformed the Index as stock selection and sector allocation contributed to relative performance. Stock selection in the net lease, shopping center, health care and information technology real estate sectors were the top contributors, more than offsetting sub-par stock selection in the mall and industrial sectors. Sector allocation decisions added value in all property sectors except the shopping center sector, which was a modest drag on performance.
Current Strategy & Outlook: We are positive on property types and markets with valuations that we believe are attractive relative to their growth. We favor the technology, net lease and residential sectors. Within residential, we like single family home-for-rent companies, student housing and apartment REITs, which are benefiting from firming demand. Within office, we prefer west coast and sunbelt urban office and within health care the life science and medical office businesses. Within net lease, we are positive on the gaming REITs.
We are cautious and selective in markets and property types which screen expensive relative to the rate of earnings growth. This includes
Top Ten Holdings as of November 30, 2019 (as a percentage of net assets)

ProLogis, Inc.	7.3%
Equity Residential	5.6%
Equinix, Inc.	5.6%
VEREIT, Inc.	4.0%
Healthpeak Properties, Inc.	3.8%
Invitation Homes, Inc.	3.6%
Simon Property Group, Inc.	3.5%
Healthcare Trust of America, Inc.	3.1%
Alexandria Real Estate Equities, Inc.	3.1%
VICI Properties, Inc.	3.0%
Portfolio holdings are subject to change daily.
the skilled nursing, lodging, storage, shopping center, mall and suburban office sectors.
We believe that this moderate economic environment is good for real estate stocks. In our opinion, the economic expansion should continue but the rate of economic growth is moderating, potentially exacerbated by geopolitical risk including Brexit, U.S. trade policy uncertainty, and a slowing/bottoming Chinese economy. Inflationary pressures are easing, and monetary policy globally is accommodative. Despite a slowing pace of growth, it is our view that markets remain tight at this stage of the economic cycle and the capital markets remain receptive to companies that need to raise or refinance attractively priced debt.
We believe real estate companies should generate earnings growth in the 3 – 5% range. This earnings growth should remain steady as compared to decelerating earnings growth in broad equities. With earnings of real estate companies generated by contractual leases, in our opinion, the quality and consistency of earnings is high. This contrasts with broad equities which are seeing sharply decelerating earnings growth. The growth in S&P 500® earnings alone decelerated from 22% in 2018 to the low single-digit range in 2019 versus real estate company earnings which remain in the 3 – 5% range. Additionally, real estate dividend yield remains attractive at nearly 4% and should grow again in 2020 at least in-line with earnings given conservative payout ratios. We believe many quality real estate stocks remain attractively priced relative to private real estate and competing asset classes.

*
Effective September 12, 2019, the Board of Trustees approved a proposal to reorganize Voya Real Estate Fund (the “Merging Fund”), with and into a newly organized series of MainStay Funds Trust, MainStay CBRE Real Estate Fund (the “Reorganization”). The proposed Reorganization is subject to approval by shareholders of the Merging Fund at a shareholder meeting scheduled to be held on or about February 6, 2020. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about February 21, 2020.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya SmallCap Opportunities Fund	Portfolio Managers’ Report

Sector Diversification as of November 30, 2019 (as a percentage of net assets)

Health Care	28.2%
Industrials	20.3%
Information Technology	18.9%
Consumer Discretionary	14.2%
Financials	6.0%
Consumer Staples	4.1%
Materials	3.2%
Real Estate	2.4%
Communication Services	2.2%
Energy	0.5%
Assets in Excess of Other Liabilities*	0.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya SmallCap Opportunities Fund (the “Fund”) seeks capital appreciation. The Fund is managed by James Hasso and Joseph Basset, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-months ended November 30, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.14% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 12.39% and 11.66%, respectively, for the same period.
Portfolio Specifics: The Fund underperformed both indices for the reporting period.The Fund underperformed its primary benchmark, the Russell 2000® Growth Index due to unfavorable stock selection and allocation effects. Stock selection within the health care equipment and services and banks sectors detracted the most from performance. Further, while stock selection was positive within the pharmaceutical and biotechnology sector, an underweight allocation to the sector detracted from relative results. Stock selection within the software and services and hardware and equipment sectors contributed the greatest value.
Key detractors from performance were Merit Medical Systems, Inc. (“MMSI”), Boingo Wireless, Inc. and Arrowhead Pharmaceuticals, Inc.
An overweight position in disposable medical devices company, MMSI, detracted from results during the period. The stock traded off following disappointing second quarter earnings results and trimmed guidance. While MMSI reported a better than expected organic growth rate and guided for continued strength into 2020, gross margins came in well below expectations. Following an improvement in gross margins over the past three years, we believe, this decline heightened investor concerns.
An overweight position in wireless connectivity provider, Boingo Wireless, Inc. , detracted from results during the period. Despite reporting in-line fiscal year, first quarter revenue in early May, lower than expected earnings before interest, taxes, depreciation and amortization (“EBITDA”) disappointed investors. Furthermore, announcements of airport contracts with Heathrow and John Wayne were not enough for investors to overlook the company’s full-year revenue and EBITDA guidance that were maintained below Street expectations.
Not owning Arrowhead Pharmaceuticals, Inc. earlier in the reporting period detracted from results. Shares advanced throughout the period as a result of positive data from its RNAi drugs, with the potential for multiple indications across various diseases. Investors saw further upside in its existing platform technology as well as prospective new programs, and its partnerships with Johnson & Johnson and Amgen Inc.
The main individual contributors to performance were Generac Holdings Inc. (“GNRC”), Lumentum Holdings, Inc. and Alder Biopharmaceuticals, Inc. (“ALDR”).
Top Ten Holdings as of November 30, 2019 (as a percentage of net assets)

Generac Holdings, Inc.	1.5%
Performance Food Group Co.	1.4%
j2 Global, Inc.	1.4%
Brink’s Co.	1.4%
Trex Co., Inc.	1.3%
Helen of Troy Ltd.	1.3%
Ryman Hospitality Properties	1.3%
Repligen Corp.	1.3%
Amedisys, Inc.	1.2%
ACI Worldwide, Inc.	1.2%
Portfolio holdings are subject to change daily.
Within the electrical products sector, an overweight position in GNRC produced favorable results during the period. GNRC has benefited from California utilities companies choosing to de-energize lines during high wind events as a fire precaution — a move that has incentivized residents to buy and install home generators. Share prices advanced further after the company surpassed analysts’ expectations for third quarter earnings and reiterated GNRC’s plans for growth and additional upside.
Within the hardware and equipment sector, an overweight position in Lumentum Holdings, Inc. added value during the period. After a significant decline in May due to concerns regarding the company’s exposure to Huawei Technologies, shares regained ground as talks between China and the U.S. began to improve the prospects of reaching a trade deal.
An overweight position in ALDR generated positive results during the period. The stock price soared following the announcement that Copenhagen-based pharmaceutical company, Lundbeck, will acquire ALDR for $1.95 billion, a 79% premium.
Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the Fund is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya SMID Cap Growth Fund

Sector Diversification as of November 30, 2019 (as a percentage of net assets)

Information Technology	26.8%
Industrials	19.6%
Health Care	18.6%
Consumer Discretionary	14.2%
Financials	6.6%
Materials	3.7%
Real Estate	2.8%
Exchange-Traded Funds	2.0%
Communication Services	1.9%
Consumer Staples	1.7%
Energy	0.8%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya SMID Cap Growth Fund (the “Fund”) seeks long-term capital growth. The Fund is managed by Joseph Basset, CFA, and James Hasso, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-months ended November 30, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 12.10% compared to the Russell 2500™ Growth Index (the “Index” or “Russell 2500™ Growth”), which returned 14.32% for the same period.
Portfolio Specifics: The Fund underperformed the Index for the period due to a combination of unfavorable sector allocation, namely a modest allocation to cash, and stock selection effects. At the sector level, stock selection within the health care equipment and services, and to a lesser extent, consumer services, detracted the most from relative results. By contrast, stock selection within the capital goods and commercial services sectors contributed the greatest value.
Key detractors from performance were Merit Medical Systems, Inc. (MMSI”), DexCom, Inc. (“DXCM”) and Vonage Holdings Corp. (“VG”).
An overweight position in disposable medical devices company, MMSI, detracted from results during the period. The stock traded off following disappointing second quarter earnings results and trimmed guidance. While MMSI reported a better than expected organic growth rate and guided for continued strength into 2020, gross margins came in well below expectations. Following an improvement in gross margins over the past three years, we believe, this decline heightened investor concerns.
Not owning continuous glucose monitoring medical device manufacturing company, DXCM, contributed to performance during the period. The stock price advanced following a well-received 14% revenue “beat,” i.e., above expectations, which primarily resulted from a re-acceleration of the company’s U.S. business. Management raised calendar-year 2019 guidance in excess of the third quarter earnings beat, and in our opinion, investors gained further conviction in the sustainability of DXCM’s growth.
An overweight position in VG detracted from results. The stock price declined due to a mixed third quarter earnings report. While results came in line with expectations, VG’s business application segment posted weaker than expected revenue growth. Although the pipeline is improving with focus on new product developments, large contact center contracts resulted in longer gaps between bookings and revenue recognition, which led to weaker than expected fourth quarter guidance.
The main individual contributors to performance were Generac Holdings Inc. (“GNRC”), Lumentum Holdings, Inc. (“LITE”) and Amedisys, Inc. (“AMED”).
Within the electrical products sector, an overweight position in GNRC produced favorable results during the period. GNRC has benefited from California utilities companies choosing to de-energize lines during high wind events as a fire precaution — a move that has incentivized residents to buy and install
Top Ten Holdings as of November 30, 2019* (as a percentage of net assets)

iShares Russell 2000 Growth ETF	2.0%
Booz Allen Hamilton Holding Corp.	1.4%
Tyler Technologies, Inc.	1.4%
Charles River Laboratories International, Inc.	1.4%
EPAM Systems, Inc.	1.4%
PRA Health Sciences, Inc.	1.4%
Domino’s Pizza, Inc.	1.3%
Amedisys, Inc.	1.3%
Vail Resorts, Inc.	1.3%
Burlington Stores, Inc.	1.3%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
home generators. Share prices advanced further after the company surpassed analysts’ expectations for third quarter earnings and reiterated GNRC’s plans for growth and additional upside.
Within the hardware and equipment sector, an overweight position in LITE added value during the period. After a significant decline in May due to concerns regarding the company’s exposure to Huawei Technologies, shares regained ground as talks between China and the U.S. began to improve the prospects of reaching a trade deal.
An overweight position in AMED added value. Early in the reporting period, shares advanced following a well-received earnings report, as well as upbeat 2019 guidance and a favorable 2020 outlook. The company announced agreement with ClearCare — a web-based operating platform which investors anticipate will meaningfully increase AMED’s partnership with personal care agencies — contributed to the stock’s performance. Subsequently, AMED benefited from the Centers for Medicare and Medicaid Services’ (“CMS”) ruling regarding cuts to the Patient-Driven Groupings Model. CMS announced a final rule on 10/31, which mitigated the impact for reimbursement cuts for next year.
Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the Fund is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya U.S. High Dividend Low Volatility Fund	Portfolio Managers’ Report

Sector Diversification as of November 30, 2019 (as a percentage of net assets)

Information Technology	27.7%
Financials	13.0%
Health Care	12.5%
Consumer Discretionary	8.8%
Industrials	8.3%
Consumer Staples	8.2%
Communication Services	5.9%
Utilities	4.0%
Real Estate	4.0%
Energy	3.6%
Exchange-Traded Funds	1.6%
Materials	1.7%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya U.S. High Dividend Low Volatility Fund (the “Fund”) seeks to maximize total return. The Fund is managed by Vincent Costa, CFA, Steve Wetter, Peg DiOrio, CFA, and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-months ended November 30, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.87% compared to the Russell 1000® Index (the “Index” or “Russell 1000®”), which returned 15.03% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index. In terms of the Fund portfolio’s performance, stock-specific exposures, the Fund’s smaller capitalization tilt and its low beta were the primary detractors from relative results. By contrast, the Fund’s stock ranking model and its dividend yield industry exposures contributed to results. On the sector level, Fund holdings within the information technology and industrials sectors detracted the most from performance. By contrast, Fund holdings within the communication services and energy sectors had the largest positive impact on performance.
At the individual stock level, key detractors for the period included an underweight position in Apple Inc., and overweight positions in Equitrans Midstream Corp. and Cisco Systems, Inc. Among the key contributors were not owning Amazon.com, Inc., an overweight position in Jabil, Inc. and an underweight position in Exxon Mobil Corporation.
Top Ten Holdings as of November 30, 2019 (as a percentage of net assets)

Microsoft Corp.	4.6%
JPMorgan Chase & Co.	1.8%
Johnson & Johnson	1.8%
iShares Russell 1000 ETF	1.6%
Procter & Gamble Co.	1.6%
AT&T, Inc.	1.5%
Intel Corp.	1.4%
Verizon Communications, Inc.	1.4%
Pfizer, Inc.	1.3%
Merck & Co., Inc.	1.3%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: This is an actively managed investment strategy that seeks to generate higher dividend income and total returns, with lower volatility and better downside capture, than the Index. The investment process first creates a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each sector. The Fund is then optimized to seek to achieve its dividend, maximize prospective alpha and volatility objectives.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from June 1, 2019 to November 30, 2019. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2019*	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2019*
Voya Large-Cap Growth Fund
Class A	$1,000.00	$1,144.40	1.04%	$5.58	$1,000.00	$1,019.80	1.04%	$5.25
Class C	1,000.00	1,140.00	1.79	9.58	1,000.00	1,016.05	1.79	9.02
Class I	1,000.00	1,146.70	0.66	3.54	1,000.00	1,021.70	0.66	3.34
Class P3	1,000.00	1,150.40	0.00	0.00	1,000.00	1,025.00	0.00	0.00
Class R	1,000.00	1,143.00	1.29	6.91	1,000.00	1,018.55	1.29	6.51
Class R6	1,000.00	1,147.10	0.58	3.11	1,000.00	1,022.10	0.58	2.93
Class W	1,000.00	1,145.90	0.79	4.24	1,000.00	1,021.05	0.79	3.99
Voya Large Cap Value Fund
Class A	$1,000.00	$1,116.00	1.10%	$5.82	$1,000.00	$1,019.50	1.10%	$5.55
Class C	1,000.00	1,111.80	1.85	9.77	1,000.00	1,015.75	1.85	9.32
Class I	1,000.00	1,117.30	0.76	4.02	1,000.00	1,021.20	0.76	3.84
Class P3	1,000.00	1,121.60	0.00	0.00	1,000.00	1,025.00	0.00	0.00
Class R	1,000.00	1,114.10	1.33	7.03	1,000.00	1,018.35	1.33	6.71
Class R6	1,000.00	1,118.40	0.74	3.92	1,000.00	1,021.30	0.74	3.74
Class W	1,000.00	1,117.80	0.85	4.50	1,000.00	1,020.75	0.85	4.29

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2019*	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2019*
Voya MidCap Opportunities Fund
Class A	$1,000.00	$1,108.40	1.28%	$6.75	$1,000.00	$1,018.60	1.28%	$6.46
Class C	1,000.00	1,104.40	2.03	10.68	1,000.00	1,014.85	2.03	10.23
Class I	1,000.00	1,110.30	0.97	5.12	1,000.00	1,020.15	0.97	4.90
Class P3	1,000.00	1,115.20	0.00	0.00	1,000.00	1,025.00	0.00	0.00
Class R	1,000.00	1,107.20	1.53	8.06	1,000.00	1,017.35	1.53	7.72
Class R6	1,000.00	1,110.70	0.86	4.54	1,000.00	1,020.70	0.86	4.34
Class W	1,000.00	1,110.10	1.03	5.43	1,000.00	1,019.85	1.03	5.20
Voya Multi-Manager Mid Cap Value Fund
Class I	$1,000.00	$1,147.90	0.87%	$4.67	$1,000.00	$1,020.65	0.87%	$4.39
Class P	1,000.00	1,151.00	0.15	0.81	1,000.00	1,024.25	0.15	0.76
Class P3	1,000.00	1,150.80	0.00	0.00	1,000.00	1,025.00	0.00	0.00
Voya Real Estate Fund
Class A	$1,000.00	$1,095.90	1.17%	$6.13	$1,000.00	$1,019.15	1.17%	$5.91
Class C	1,000.00	1,091.50	1.92	10.04	1,000.00	1,015.40	1.92	9.67
Class I	1,000.00	1,097.50	0.85	4.46	1,000.00	1,020.75	0.85	4.29
Class R	1,000.00	1,095.20	1.42	7.44	1,000.00	1,017.90	1.42	7.16
Class R6	1,000.00	1,097.90	0.76	3.99	1,000.00	1,021.20	0.76	3.84
Class W	1,000.00	1,096.90	0.92	4.82	1,000.00	1,020.40	0.92	4.65
Voya SmallCap Opportunities Fund
Class A	$1,000.00	$1,101.40	1.43%	$7.51	$1,000.00	$1,017.85	1.43%	$7.21
Class C	1,000.00	1,097.30	2.18	11.43	1,000.00	1,014.10	2.18	10.98
Class I	1,000.00	1,103.30	1.10	5.78	1,000.00	1,019.50	1.10	5.55
Class P3	1,000.00	1,109.30	0.00	0.00	1,000.00	1,025.00	0.00	0.00
Class R	1,000.00	1,100.10	1.68	8.82	1,000.00	1,016.60	1.68	8.47
Class R6	1,000.00	1,103.50	1.02	5.36	1,000.00	1,019.90	1.02	5.15
Class W	1,000.00	1,102.70	1.18	6.20	1,000.00	1,019.10	1.18	5.96
Voya SMID Cap Growth Fund
Class A	$1,000.00	$1,121.00	1.20%	$6.36	$1,000.00	$1,019.00	1.20%	$6.06
Class I	1,000.00	1,122.00	0.95	5.04	1,000.00	1,020.25	0.95	4.80
Class P3	1,000.00	1,126.70	0.00	0.00	1,000.00	1,025.00	0.00	0.00
Class R6	1,000.00	1,122.00	0.93	4.93	1,000.00	1,020.35	0.93	4.70
Voya U.S. High Dividend Low Volatility Fund
Class A	$1,000.00	$1,118.70	0.80%	$4.24	$1,000.00	$1,021.00	0.80%	$4.04
Class I	1,000.00	1,120.20	0.49	2.60	1,000.00	1,022.55	0.49	2.48
Class P3	1,000.00	1,123.30	0.00	0.00	1,000.00	1,025.00	0.00	0.00
Class R6(1)	1,000.00	1,028.90	0.49	0.84	1,000.00	1,022.55	0.49	2.48

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

(1)
Commencement of operations was September 30, 2019. Expenses paid for the actual Fund’s return reflect the 62-day period ended November 30, 2019.

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2019 (Unaudited)

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$1,097,478,644	$767,156,496	$1,159,235,727
Short-term investments at fair value**	17,762,000	20,886,843	42,155,414
Cash	70	89,204	50
Foreign currencies at value***	—	4,221	—
Receivables:
Investment securities sold	494,943	—	8,589,953
Fund shares sold	409,916	145,322	538,038
Dividends	952,905	1,948,382	670,042
Interest	29	23	26
Prepaid expenses	66,711	64,167	64,894
Reimbursement due from manager	—	54,440	914
Other assets	20,997	62,364	51,059
Total assets	1,117,186,215	790,411,462	1,211,306,117
LIABILITIES:
Payable for investment securities purchased	248,894	2,119,984	5,693,540
Payable for fund shares redeemed	290,534	124,708	956,686
Payable upon receipt of securities loaned	—	11,556,843	37,429,414
Payable for investment management fees	711,165	474,750	762,297
Payable for distribution and shareholder service fees	44,438	109,214	97,491
Payable to trustees under the deferred compensation plan (Note 6)	20,997	62,364	51,059
Payable for trustee fees	5,399	3,814	5,880
Other accrued expenses and liabilities	773,858	586,656	633,318
Total liabilities	2,095,285	15,038,333	45,629,685
NET ASSETS	$1,115,090,930	$775,373,129	$1,165,676,432
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$791,360,137	$604,780,385	$925,228,743
Total distributable earnings	323,730,793	170,592,744	240,447,689
NET ASSETS	$1,115,090,930	$775,373,129	$1,165,676,432
+ Including securities loaned at value	$—	$11,277,566	$36,600,927
* Cost of investments in securities	$828,508,660	$654,276,932	$994,592,720
** Cost of short-term investments	$17,762,000	$20,886,843	$42,155,414
*** Cost of foreign currencies	$—	$4,969	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2019 (Unaudited) (continued)

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
Class A
Net assets	$89,871,949	$391,755,160	$277,500,355
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	2,047,276	32,102,434	12,982,604
Net asset value and redemption price per share†	$43.90	$12.20	$21.37
Maximum offering price per share (5.75%)(1)	$46.58	$12.94	$22.67
Class C
Net assets	$31,859,619	$35,476,430	$49,628,359
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	875,578	2,911,781	3,399,836
Net asset value and redemption price per share†	$36.39	$12.18	$14.60
Class I
Net assets	$652,525,928	$225,086,473	$600,161,250
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	13,316,516	16,917,443	23,666,802
Net asset value and redemption price per share	$49.00	$13.30	$25.36
Class P3
Net assets	$13,788,719	$4,920,232	$1,360,723
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	278,637	365,981	52,449
Net asset value and redemption price per share	$49.49	$13.44	$25.94
Class R
Net assets	$1,107,077	$1,371,130	$3,248,886
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	23,013	112,199	157,220
Net asset value and redemption price per share	$48.11	$12.22	$20.66
Class R6
Net assets	$313,909,666	$110,207,181	$148,310,519
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	6,400,124	8,294,560	5,795,111
Net asset value and redemption price per share	$49.05	$13.29	$25.59
Class W
Net assets	$12,027,972	$6,556,523	$85,466,340
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	252,306	493,410	3,432,515
Net asset value and redemption price per share	$47.67	$13.29	$24.90

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2019 (Unaudited)

	Voya Multi- Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$123,770,928	$378,175,945	$604,108,381
Short-term investments at fair value**	1,770,672	—	21,679,743
Cash	722,252	334,625	58,318
Receivables:
Investment securities sold	—	1,586,819	1,152,198
Fund shares sold	72,432	278,854	408,719
Dividends	180,768	172,481	273,337
Interest	110	45	—
Prepaid expenses	30,126	58,556	62,975
Reimbursement due from manager	3,781	30,844	—
Other assets	7,644	46,240	31,745
Total assets	126,558,713	380,684,409	627,775,416
LIABILITIES:
Payable for investment securities purchased	—	—	144,521
Payable for fund shares redeemed	9,101	177,855	225,675
Payable upon receipt of securities loaned	1,386,595	—	21,679,743
Payable for investment management fees	78,671	249,600	457,705
Payable for distribution and shareholder service fees	—	27,660	42,920
Payable to trustees under the deferred compensation plan (Note 6)	7,644	46,240	31,745
Payable for trustee fees	613	1,879	3,219
Payable for borrowings against line of credit	—	—	661,000
Other accrued expenses and liabilities	56,857	287,240	333,394
Total liabilities	1,539,481	790,474	23,579,922
NET ASSETS	$125,019,232	$379,893,935	$604,195,494
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$101,296,320	$225,897,915	$629,786,185
Total distributable earnings (loss)	23,722,912	153,996,020	(25,590,691)
NET ASSETS	$125,019,232	$379,893,935	$604,195,494
+ Including securities loaned at value	$1,335,280	$—	$21,151,461
* Cost of investments in securities	$114,914,620	$259,011,792	$561,529,809
** Cost of short-term investments	$1,770,672	$—	$21,679,743
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2019 (Unaudited) (continued)

	Voya Multi- Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
Class A
Net assets	n/a	$86,795,374	$135,580,916
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	6,514,912	2,731,680
Net asset value and redemption price per share†	n/a	$13.32	$49.63
Maximum offering price per share (5.75%)(1)	n/a	$14.13	$52.66
Class C
Net assets	n/a	$10,122,294	$18,091,772
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	694,203	515,706
Net asset value and redemption price per share†	n/a	$14.58	$35.08
Class I
Net assets	$121,954,920	$174,193,113	$190,066,753
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	11,477,410	11,419,669	3,422,882
Net asset value and redemption price per share	$10.63	$15.25	$55.53
Class P
Net assets	$3,248	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$0.010	n/a	n/a
Shares outstanding	304	n/a	n/a
Net asset value and redemption price per share	$10.67	n/a	n/a
Class P3
Net assets	$3,061,064	n/a	$2,955
Shares authorized	unlimited	n/a	unlimited
Par value	$0.010	n/a	$0.010
Shares outstanding	284,488	n/a	52
Net asset value and redemption price per share	$10.76	n/a	$56.94
Class R
Net assets	n/a	$2,220,881	$2,784,143
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	167,927	57,851
Net asset value and redemption price per share	n/a	$13.23	$48.13
Class R6
Net assets	n/a	$89,684,609	$185,448,381
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	5,877,051	3,307,159
Net asset value and redemption price per share	n/a	$15.26	$56.07
Class W
Net assets	n/a	$16,877,664	$72,220,574
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	899,651	1,323,909
Net asset value and redemption price per share	n/a	$18.76	$54.55

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2019 (Unaudited)

	Voya SMID Cap Growth Fund	Voya U.S. High Dividend Low Volatility Fund
ASSETS:
Investments in securities at fair value+*	$4,306,015	$294,049,702
Short-term investments at fair value**	133,317	1,688,844
Cash	622	50,167
Receivables:
Fund shares sold	—	189,944
Dividends	2,544	803,858
Interest	—	12
Foreign tax reclaims	—	610
Prepaid expenses	17,306	34,043
Reimbursement due from manager	7,246	4,482
Other assets	50	1,780
Total assets	4,467,100	296,823,442
LIABILITIES:
Payable for fund shares redeemed	—	26,030
Payable upon receipt of securities loaned	87,317	732,844
Payable for investment management fees	2,959	119,911
Payable for distribution and shareholder service fees	332	128
Payable to trustees under the deferred compensation plan (Note 6)	50	1,780
Payable for trustee fees	19	2,359
Other accrued expenses and liabilities	13,678	21,819
Total liabilities	104,355	904,871
NET ASSETS	$4,362,745	$295,918,571
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$3,888,445	$261,950,647
Total distributable earnings	474,300	33,967,924
NET ASSETS	$4,362,745	$295,918,571
+ Including securities loaned at value	$85,323	$715,690
* Cost of investments in securities	$3,851,867	$269,084,257
** Cost of short-term investments	$133,317	$1,688,844
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2019 (Unaudited) (continued)

	Voya SMID Cap Growth Fund	Voya U.S. High Dividend Low Volatility Fund
Class A
Net assets	$1,666,820	$634,068
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	148,698	50,665
Net asset value and redemption price per share†	$11.21	$12.51
Maximum offering price per share (5.75%)(1)	$11.89	$13.27
Class I
Net assets	$1,387,359	$85,810,707
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	122,720	6,826,405
Net asset value and redemption price per share	$11.31	$12.57
Class P3
Net assets	$3,252	$9,314,202
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	283	736,496
Net asset value and redemption price per share	$11.47	$12.65
Class R6
Net assets	$1,305,314	$200,159,594
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	115,448	15,923,892
Net asset value and redemption price per share	$11.31	$12.57

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

Statements of Operations for the six months ended November 30, 2019 (Unaudited)

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,903,770	$9,609,042	$6,095,676
Interest	29	24	26
Securities lending income, net	—	15,845	49,635
Total investment income	5,903,799	9,624,911	6,145,337
EXPENSES:
Investment management fees	2,753,580	2,862,090	4,767,710
Distribution and shareholder service fees:
Class A	108,433	478,045	347,682
Class C	159,100	183,778	260,483
Class O(1)	—	551	2,485
Class R	2,690	3,551	7,912
Transfer agent fees:
Class A	68,203	268,621	238,426
Class C	24,966	25,817	44,657
Class I	87,202	46,689	345,120
Class O(1)	—	309	1,705
Class P3	253	50	12
Class R	844	997	2,713
Class R6	10,649	262	1,469
Class W	9,016	4,337	79,334
Shareholder reporting expense	27,450	16,470	47,580
Registration fees	66,475	59,125	66,039
Professional fees	24,064	34,221	45,933
Custody and accounting expense	51,051	47,455	68,961
Trustee fees	21,597	15,256	23,521
Miscellaneous expense	2,548	28,078	37,545
Interest expense	—	3,221	—
Total expenses	3,418,121	4,078,923	6,389,287
Recouped/Waived and reimbursed fees	335,332	(339,687)	(14,682)
Net expenses	3,753,453	3,739,236	6,374,605
Net investment income (loss)	2,150,346	5,885,675	(229,268)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	56,355,253	44,936,514	57,152,383
Net realized gain	56,355,253	44,936,514	57,152,383
Net change in unrealized appreciation (depreciation) on:
Investments	88,495,281	32,906,103	64,918,783
Foreign currency related transactions	—	(59)	—
Net change in unrealized appreciation (depreciation)	88,495,281	32,906,044	64,918,783
Net realized and unrealized gain	144,850,534	77,842,558	122,071,166
Increase in net assets resulting from operations	$147,000,880	$83,728,233	$121,841,898
* Foreign taxes withheld	$12,315	$47,795	$27,169

(1)
Class O converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements

Statements of Operations for the six months ended November 30, 2019 (Unaudited)

	Voya Multi- Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,230,291	$4,901,883	$2,327,915
Interest	136	45	—
Securities lending income, net	19,868	—	125,200
Total investment income	1,250,295	4,901,928	2,453,115
EXPENSES:
Investment management fees	486,096	1,506,817	2,985,996
Distribution and shareholder service fees:
Class A	—	113,042	167,864
Class C	—	52,245	91,613
Class O(1)	—	1,086	—
Class R	—	5,675	7,494
Transfer agent fees:
Class A	—	73,037	112,931
Class C	—	8,439	15,416
Class I	5,605	75,301	90,131
Class O(1)	—	701	—
Class P	19	—	—
Class P3(2)	276	15	16
Class R	—	1,832	2,523
Class R6	—	2,085	2,312
Class W	—	13,880	58,162
Shareholder reporting expense	3,477	18,300	63,024
Registration fees	27,442	57,095	63,401
Professional fees	11,529	20,325	41,559
Custody and accounting expense	23,031	24,612	65,778
Trustee fees	2,452	7,517	12,875
Miscellaneous expense	4,898	12,540	32,777
Interest expense	435	402	4,755
Total expenses	565,260	1,994,946	3,818,627
Waived and reimbursed fees	(41,375)	(213,894)	(4,975)
Brokerage commission recapture	(381)	(9,654)	—
Net expenses	523,504	1,771,398	3,813,652
Net investment income (loss)	726,791	3,130,530	(1,360,537)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	5,861,608	21,954,966	4,143,822
Foreign currency related transactions	(2,406)	—	—
Net realized gain	5,859,202	21,954,966	4,143,822
Net change in unrealized appreciation (depreciation) on:
Investments	10,382,384	9,535,957	60,997,311
Foreign currency related transactions	2,386	—	—
Net change in unrealized appreciation (depreciation)	10,384,770	9,535,957	60,997,311
Net realized and unrealized gain	16,243,972	31,490,923	65,141,133
Increase in net assets resulting from operations	$16,970,763	$34,621,453	$63,780,596
* Foreign taxes withheld	$1,691	$—	$—

(1)
Class O converted to Class A on November 22, 2019.

(2)
Class P3 for Voya Real Estate Fund liquidated on November 22, 2019.

See Accompanying Notes to Financial Statements

Statements of Operations for the six months ended November 30, 2019 (Unaudited)

	Voya SMID Cap Growth Fund	Voya U.S. High Dividend Low Volatility Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$17,861	$4,577,258
Interest	—	17
Securities lending income, net	302	1,775
Total investment income	18,163	4,579,050
EXPENSES:
Investment management fees	16,849	726,743
Distribution and shareholder service fees:
Class A	1,821	743
Transfer agent fees:
Class A	834	1,491
Class I	51	2,389
Class P3	17	303
Class R6	50	768
Shareholder reporting expense	275	1,700
Registration fees	31,496	28,983
Professional fees	5,384	9,661
Custody and accounting expense	9,333	8,950
Trustee fees	79	9,433
Miscellaneous expense	4,440	3,571
Interest expense	—	4,826
Total expenses	70,629	799,561
Waived and reimbursed fees	(50,041)	(26,202)
Net expenses	20,588	773,359
Net investment income (loss)	(2,425)	3,805,691
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	62,578	9,321,434
Net realized gain	62,578	9,321,434
Net change in unrealized appreciation (depreciation) on:
Investments	399,440	23,486,474
Net change in unrealized appreciation (depreciation)	399,440	23,486,474
Net realized and unrealized gain	462,018	32,807,908
Increase in net assets resulting from operations	$459,593	$36,613,599
* Foreign taxes withheld	$—	$1,644
See Accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Voya Large-Cap Growth Fund		Voya Large Cap Value Fund
	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
FROM OPERATIONS:
Net investment income	$2,150,346	$6,012,220	$5,885,675	$14,324,491
Net realized gain	56,355,253	22,146,654	44,936,514	45,049,054
Net change in unrealized appreciation (depreciation)	88,495,281	14,607,152	32,906,044	(41,411,450)
Increase in net assets resulting from operations	147,000,880	42,766,026	83,728,233	17,962,095
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	—	(4,884,066)	(3,729,597)	(37,449,465)
Class C	—	(2,428,177)	(227,250)	(4,241,416)
Class I	—	(33,377,797)	(2,340,841)	(21,406,444)
Class O(1)	—	—	(4,403)	(226,667)
Class P3	—	(419,991)	(51,523)	(458,750)
Class R	—	(55,121)	(11,624)	(294,113)
Class R6	—	(15,404,940)	(1,168,053)	(14,239,135)
Class W	—	(792,495)	(61,356)	(908,246)
Total distributions	—	(57,362,587)	(7,594,647)	(79,224,236)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	86,789,152	587,880,836	27,168,091	136,265,142
Reinvestment of distributions	—	55,950,004	7,288,887	75,818,349
	86,789,152	643,830,840	34,456,978	212,083,491
Cost of shares redeemed	(148,796,473)	(282,704,377)	(70,303,267)	(304,921,243)
Net increase (decrease) in net assets resulting from capital share transactions	(62,007,321)	361,126,463	(35,846,289)	(92,837,752)
Net increase (decrease) in net assets	84,993,559	346,529,902	40,287,297	(154,099,893)
NET ASSETS:
Beginning of year or period	1,030,097,371	683,567,469	735,085,832	889,185,725
End of year or period	$1,115,090,930	$1,030,097,371	$775,373,129	$735,085,832

(1)
Class O converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Voya MidCap Opportunities Fund		Voya Multi-Manager Mid Cap Value Fund
	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
FROM OPERATIONS:
Net investment income (loss)	$(229,268)	$(2,519,893)	$726,791	$1,630,919
Net realized gain	57,152,383	94,178,749	5,859,202	14,487,827
Net change in unrealized appreciation (depreciation)	64,918,783	(57,409,151)	10,384,770	(26,597,974)
Increase (decrease) in net assets resulting from operations	121,841,898	34,249,705	16,970,763	(10,479,228)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	—	(50,144,080)	—	—
Class C	—	(15,977,417)	—	—
Class I	—	(99,955,142)	—	(24,438,450)
Class O(1)	—	(334,964)	—	—
Class P3	—	(147,201)	—	(297,432)
Class R	—	(658,178)	—	—
Class R6	—	(21,685,647)	—	—
Class W	—	(16,925,051)	—	—
Total distributions	—	(205,827,680)	—	(24,735,882)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	96,089,612	363,908,312	7,008,143	35,814,429
Reinvestment of distributions	—	176,074,394	—	24,735,882
	96,089,612	539,982,706	7,008,143	60,550,311
Cost of shares redeemed	(235,328,004)	(580,176,647)	(14,899,693)	(90,045,174)
Net decrease in net assets resulting from capital share transactions	(139,238,392)	(40,193,941)	(7,891,550)	(29,494,863)
Net increase (decrease) in net assets	(17,396,494)	(211,771,916)	9,079,213	(64,709,973)
NET ASSETS:
Beginning of year or period	1,183,072,926	1,394,844,842	115,940,019	180,649,992
End of year or period	$1,165,676,432	$1,183,072,926	$125,019,232	$115,940,019

(1)
Class O converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Voya Real Estate Fund		Voya SmallCap Opportunities Fund
	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
FROM OPERATIONS:
Net investment income (loss)	$3,130,530	$8,015,600	$(1,360,537)	$(2,106,154)
Net realized gain	21,954,966	77,720,621	4,143,822	44,758,889
Net change in unrealized appreciation (depreciation)	9,535,957	(34,171,729)	60,997,311	(173,651,251)
Increase (decrease) in net assets resulting from operations	34,621,453	51,564,492	63,780,596	(130,998,516)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(1,214,813)	(23,301,564)	—	(24,568,801)
Class C	(88,496)	(2,530,548)	—	(5,245,494)
Class I	(2,217,277)	(44,863,260)	—	(106,514,132)
Class O(1)	(11,898)	(548,382)	—	—
Class P3(2)	(28)	(676)	—	(382)
Class R	(28,282)	(686,264)	—	(561,743)
Class R6	(1,130,862)	(17,279,132)	—	(35,591,358)
Class W	(177,317)	(4,230,510)	—	(10,445,415)
Total distributions	(4,868,973)	(93,440,336)	—	(182,927,325)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	37,641,291	90,734,349	40,525,643	335,460,920
Reinvestment of distributions	4,589,418	84,453,212	—	173,432,355
	42,230,709	175,187,561	40,525,643	508,893,275
Cost of shares redeemed	(58,380,670)	(311,372,429)	(179,892,767)	(1,012,184,284)
Net decrease in net assets resulting from capital share transactions	(16,149,961)	(136,184,868)	(139,367,124)	(503,291,009)
Net increase (decrease) in net assets	13,602,519	(178,060,712)	(75,586,528)	(817,216,850)
NET ASSETS:
Beginning of year or period	366,291,416	544,352,128	679,782,022	1,496,998,872
End of year or period	$379,893,935	$366,291,416	$604,195,494	$679,782,022

(1)
Class O converted to Class A on November 22, 2019.

(2)
Class P3 for Voya Real Estate Fund liquidated on November 22, 2019.

See Accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Voya SMID Cap Growth Fund		Voya U.S. High Dividend Low Volatility Fund
	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
FROM OPERATIONS:
Net investment income (loss)	$(2,425)	$(1,830)	$3,805,691	$4,352,014
Net realized gain	62,578	80,195	9,321,434	2,718,613
Net change in unrealized appreciation (depreciation)	399,440	(224,079)	23,486,474	(2,819,867)
Increase (decrease) in net assets resulting from operations	459,593	(145,714)	36,613,599	4,250,760
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	—	(102,375)	(5,982)	(11,048)
Class I	—	(89,942)	(2,506,632)	(7,922,435)
Class P3	—	(221)	(119,826)	(340,102)
Class R6	—	(89,942)	(1,344,519)	—
Total distributions	—	(282,480)	(3,976,959)	(8,273,585)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	254,872	143,154	254,062,786	201,520,909
Reinvestment of distributions	—	282,480	3,976,835	8,273,370
	254,872	425,634	258,039,621	209,794,279
Cost of shares redeemed	(21,256)	(61,333)	(302,597,882)	(53,212,578)
Net increase (decrease) in net assets resulting from capital share transactions	233,616	364,301	(44,558,261)	156,581,701
Net increase (decrease) in net assets	693,209	(63,893)	(11,921,621)	152,558,876
NET ASSETS:
Beginning of year or period	3,669,536	3,733,429	307,840,192	155,281,316
End of year or period	$4,362,745	$3,669,536	$295,918,571	$307,840,192
See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya Large-Cap Growth Fund
Class A
11-30-19+	38.36	0.01	5.53	5.54	—	—	—	—	—	43.90	14.44	0.94	1.04	1.04	0.05	89,872	42
05-31-19	38.75	0.12	2.02	2.14	0.01	2.52	—	2.53	—	38.36	6.11	0.95	1.04	1.04	0.31	80,328	95
05-31-18	35.17	0.07	5.68	5.75	0.06	2.11	—	2.17	—	38.75	16.63	1.10	1.06	1.06	0.17	77,434	90
05-31-17	31.07	0.10	5.68	5.78	0.04	1.64	—	1.68	—	35.17	19.38	1.44	1.14	1.14	0.29	73,116	76
05-31-16	33.18	0.02	0.15	0.17	—	2.28	—	2.28	—	31.07	0.68	1.44	1.19	1.19	0.06	67,414	70
05-31-15	32.60	(0.03)	4.45	4.42	—	3.84	—	3.84	—	33.18	14.46	1.49	1.30	1.30	(0.10)	66,272	64
Class C
11-30-19+	31.92	(0.12)•	4.59	4.47	—	—	—	—	—	36.39	14.00	1.69	1.79	1.79	(0.69)	31,860	42
05-31-19	32.92	(0.14)	1.66	1.52	—	2.52	—	2.52	—	31.92	5.28	1.70	1.79	1.79	(0.43)	32,386	95
05-31-18	30.33	(0.18)	4.88	4.70	—	2.11	—	2.11	—	32.92	15.79	1.83	1.81	1.81	(0.58)	31,850	90
05-31-17	27.18	(0.14)	4.93	4.79	—	1.64	—	1.64	—	30.33	18.47	2.09	1.89	1.89	(0.46)	28,471	76
05-31-16	29.51	(0.18)•	0.13	(0.05)	—	2.28	—	2.28	—	27.18	(0.02)	2.09	1.90	1.90	(0.64)	32,677	70
05-31-15	29.58	(0.21)	3.98	3.77	—	3.84	—	3.84	—	29.51	13.70	2.14	1.95	1.95	(0.75)	27,487	64
Class I
11-30-19+	42.73	0.10•	6.17	6.27	—	—	—	—	—	49.00	14.67	0.57	0.66	0.66	0.43	652,526	42
05-31-19	42.89	0.29	2.24	2.53	0.17	2.52	—	2.69	—	42.73	6.47	0.59	0.66	0.66	0.70	600,368	95
05-31-18	38.68	0.23•	6.27	6.50	0.18	2.11	—	2.29	—	42.89	17.10	0.73	0.68	0.68	0.56	513,009	90
05-31-17	34.05	0.24•	6.23	6.47	0.20	1.64	—	1.84	—	38.68	19.79	1.06	0.79	0.79	0.68	355,466	76
05-31-16	36.02	0.17•	0.14	0.31	—	2.28	—	2.28	—	34.05	1.03	1.05	0.80	0.80	0.50	238,451	70
05-31-15	34.97	0.10	4.79	4.89	—	3.84	—	3.84	—	36.02	14.85	0.93	0.93	0.93	0.28	27,932	64
Class P3
11-30-19+	43.02	0.25•	6.22	6.47	—	—	—	—	—	49.49	15.04	0.55	0.00*	0.00*	1.08	13,789	42
06-01-18(4) - 05-31-19	43.43	0.59•	1.71	2.30	0.19	2.52	—	2.71	—	43.02	5.90	0.55	0.00*	0.00*	1.37	10,253	95
Class R
11-30-19+	42.09	(0.04)•	6.06	6.02	—	—	—	—	—	48.11	14.30	1.19	1.29	1.29	(0.19)	1,107	42
05-31-19	42.36	0.02	2.23	2.25	—	2.52	—	2.52	—	42.09	5.84	1.20	1.29	1.29	0.07	1,082	95
05-31-18	38.30	(0.04)	6.21	6.17	—	2.11	—	2.11	—	42.36	16.36	1.33	1.31	1.31	(0.08)	935	90
05-31-17	33.74	0.01•	6.19	6.20	—	1.64	—	1.64	—	38.30	19.07	1.59	1.39	1.39	0.04	674	76
05-31-16	35.92	(0.04)•	0.14	0.10	—	2.28	—	2.28	—	33.74	0.42	1.59	1.40	1.40	(0.12)	886	70
05-31-15	35.05	(0.11)•	4.82	4.71	—	3.84	—	3.84	—	35.92	14.29	1.64	1.45	1.45	(0.30)	15	64
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya Large-Cap Growth Fund (continued)
Class R6
11-30-19+	42.76	0.12•	6.17	6.29	—	—	—	—	—	49.05	14.71	0.55	0.58	0.58	0.51	313,910	42
05-31-19	42.90	0.36•	2.22	2.58	0.20	2.52	—	2.72	—	42.76	6.60	0.55	0.58	0.58	0.85	294,339	95
05-31-18	38.67	0.25•	6.29	6.54	0.20	2.11	—	2.31	—	42.90	17.18	0.61	0.60	0.60	0.61	43,120	90
05-31-17	34.04	0.22•	6.25	6.47	0.20	1.64	—	1.84	—	38.67	19.80	0.87	0.78	0.78	0.63	27,548	76
06-02-15(4) - 05-31-16	36.12	0.18•	0.02	0.20	—	2.28	—	2.28	—	34.04	0.72	0.86	0.78	0.78	0.54	50,467	70
Class W
11-30-19+	41.60	0.07•	6.00	6.07	—	—	—	—	—	47.67	14.59	0.69	0.79	0.79	0.31	12,028	42
05-31-19	41.79	0.21•	2.20	2.41	0.08	2.52	—	2.60	—	41.60	6.32	0.70	0.79	0.79	0.50	11,341	95
05-31-18	37.75	0.17•	6.12	6.29	0.14	2.11	—	2.25	—	41.79	16.95	0.83	0.81	0.81	0.42	17,220	90
05-31-17	33.28	0.20•	6.08	6.28	0.17	1.64	—	1.81	—	37.75	19.66	1.09	0.89	0.89	0.57	17,068	76
05-31-16	35.28	0.12	0.16	0.28	—	2.28	—	2.28	—	33.28	0.96	1.09	0.90	0.90	0.36	7,607	70
05-31-15	34.33	0.09•	4.70	4.79	—	3.84	—	3.84	—	35.28	14.83	1.14	0.95	0.95	0.26	5,012	64
Voya Large Cap Value Fund
Class A
11-30-19+	11.04	0.08•	1.19	1.27	0.11	—	—	0.11	—	12.20	11.60	1.19	1.10	1.10	1.44	391,755	58
05-31-19	12.09	0.19	(0.06)	0.13	0.17	1.01	—	1.18	—	11.04	1.51	1.18	1.10	1.10	1.60	362,398	90
05-31-18	12.64	0.18	0.62	0.80	0.19	1.16	—	1.35	—	12.09	6.27	1.17	1.10	1.10	1.42	386,969	85
05-31-17	11.07	0.23	1.57	1.80	0.23	—	—	0.23	—	12.64	16.44	1.21	1.10	1.10	1.91	421,041	80
05-31-16	12.20	0.21	(0.87)	(0.66)	0.19	0.28	—	0.47	—	11.07	(5.28)	1.20	1.10	1.10	1.85	418,279	116
05-31-15	12.81	0.18•	0.86	1.04	0.21	1.44	—	1.65	—	12.20	8.62	1.20	1.15	1.15	1.41	523,033	80
Class C
11-30-19+	11.02	0.04•	1.19	1.23	0.07	—	—	0.07	—	12.18	11.18	1.94	1.85	1.85	0.66	35,476	58
05-31-19	12.05	0.11	(0.06)	0.05	0.07	1.01	—	1.08	—	11.02	0.81	1.93	1.85	1.85	0.84	39,550	90
05-31-18	12.61	0.09	0.61	0.70	0.10	1.16	—	1.26	—	12.05	5.38	1.92	1.85	1.85	0.67	53,290	85
05-31-17	11.04	0.15	1.56	1.71	0.14	—	—	0.14	—	12.61	15.59	1.96	1.85	1.85	1.16	63,562	80
05-31-16	12.16	0.13	(0.86)	(0.73)	0.11	0.28	—	0.39	—	11.04	(5.95)	1.95	1.85	1.85	1.10	75,562	116
05-31-15	12.77	0.10	0.83	0.93	0.10	1.44	—	1.54	—	12.16	7.72	1.95	1.90	1.90	0.79	98,547	80
Class I
11-30-19+	12.03	0.11•	1.29	1.40	0.13	—	—	0.13	—	13.30	11.73	0.85	0.76	0.76	1.75	225,086	58
05-31-19	13.07	0.25	(0.05)	0.20	0.23	1.01	—	1.24	—	12.03	1.95	0.84	0.76	0.76	1.94	214,877	90
05-31-18	13.57	0.24	0.66	0.90	0.24	1.16	—	1.40	—	13.07	6.55	0.84	0.76	0.76	1.76	242,245	85
05-31-17	11.86	0.29	1.69	1.98	0.27	—	—	0.27	—	13.57	16.89	0.87	0.76	0.76	2.25	235,020	80
05-31-16	13.03	0.26	(0.92)	(0.66)	0.23	0.28	—	0.51	—	11.86	(4.94)	0.86	0.76	0.76	2.19	227,528	116
05-31-15	13.58	0.25	0.91	1.16	0.27	1.44	—	1.71	—	13.03	9.00	0.83	0.79	0.79	1.87	268,092	80
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya Large Cap Value Fund (continued)
Class P3
11-30-19+	12.11	0.16•	1.31	1.47	0.14	—	—	0.14	—	13.44	12.16	0.80	0.00*	0.00*	2.54	4,920	58
06-01-18(4) - 05-31-19	13.18	0.33	(0.16)	0.17	0.23	1.01	—	1.24	—	12.11	1.77	0.80	0.00*	0.00*	2.75	3,945	90
Class R
11-30-19+	11.06	0.07•	1.19	1.26	0.10	—	—	0.10	—	12.22	11.41	1.44	1.33	1.33	1.18	1,371	58
05-31-19	12.07	0.16•	(0.04)	0.12	0.12	1.01	—	1.13	—	11.06	1.44	1.43	1.32	1.32	1.38	1,297	90
05-31-18	12.63	0.16	0.60	0.76	0.16	1.16	—	1.32	—	12.07	5.93	1.42	1.31	1.31	1.20	3,785	85
05-31-17	11.06	0.20	1.57	1.77	0.20	—	—	0.20	—	12.63	16.17	1.46	1.35	1.35	1.66	5,062	80
05-31-16	12.18	0.18	(0.85)	(0.67)	0.17	0.28	—	0.45	—	11.06	(5.43)	1.45	1.34	1.34	1.61	5,053	116
05-31-15	12.79	0.17	0.84	1.01	0.18	1.44	—	1.62	—	12.18	8.34	1.45	1.35	1.35	1.30	5,900	80
Class R6
11-30-19+	12.01	0.11•	1.31	1.42	0.14	—	—	0.14	—	13.29	11.84	0.80	0.74	0.74	1.78	110,207	58
05-31-19	13.06	0.26	(0.07)	0.19	0.23	1.01	—	1.24	—	12.01	1.90	0.80	0.74	0.74	1.96	106,327	90
05-31-18	13.55	0.24	0.67	0.91	0.24	1.16	—	1.40	—	13.06	6.66	0.80	0.74	0.74	1.77	165,612	85
05-31-17	11.85	0.29	1.68	1.97	0.27	—	—	0.27	—	13.55	16.84	0.80	0.74	0.74	2.28	183,934	80
05-31-16	13.02	0.26	(0.91)	(0.65)	0.24	0.28	—	0.52	—	11.85	(4.92)	0.80	0.74	0.74	2.18	167,259	116
05-31-15	13.58	0.26	0.89	1.15	0.27	1.44	—	1.71	—	13.02	8.95	0.79	0.76	0.76	1.95	258,458	80
Class W
11-30-19+	12.01	0.11•	1.30	1.41	0.13	—	—	0.13	—	13.29	11.78	0.94	0.85	0.85	1.67	6,557	58
05-31-19	13.03	0.23•	(0.04)	0.19	0.20	1.01	—	1.21	—	12.01	1.92	0.93	0.85	0.85	1.81	6,265	90
05-31-18	13.53	0.23	0.65	0.88	0.22	1.16	—	1.38	—	13.03	6.46	0.92	0.85	0.85	1.67	13,689	85
05-31-17	11.83	0.27	1.69	1.96	0.26	—	—	0.26	—	13.53	16.75	0.96	0.85	0.85	2.15	17,729	80
05-31-16	12.99	0.24•	(0.90)	(0.66)	0.22	0.28	—	0.50	—	11.83	(4.98)	0.95	0.85	0.85	2.03	14,386	116
05-31-15	13.54	0.24	0.89	1.13	0.24	1.44	—	1.68	—	12.99	8.82	0.95	0.90	0.90	1.79	51,315	80
Voya MidCap Opportunities Fund
Class A
11-30-19+	19.28	(0.02)	2.11	2.09	—	—	—	—	—	21.37	10.84	1.28	1.28	1.28	(0.13)	277,500	49
05-31-19	22.97	(0.07)	0.31	0.24	—	3.93	—	3.93	—	19.28	2.97	1.26	1.26	1.26	(0.36)	277,900	103
05-31-18	23.52	(0.11)	3.05	2.94	—	3.49	—	3.49	—	22.97	13.13	1.26	1.26	1.26	(0.42)	266,052	102
05-31-17	21.59	(0.06)	3.41	3.35	—	1.42	—	1.42	—	23.52	16.27	1.29	1.29	1.29	(0.26)	313,595	88
05-31-16	24.05	(0.09)	(0.35)	(0.44)	—	2.02	—	2.02	—	21.59	(1.50)	1.34	1.33	1.33	(0.38)	302,850	88
05-31-15	23.89	(0.11)	3.34	3.23	—	3.07	—	3.07	—	24.05	14.56	1.33	1.32	1.32	(0.47)	367,273	102
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya MidCap Opportunities Fund (continued)
Class C
11-30-19+	13.22	(0.07)•	1.45	1.38	—	—	—	—	—	14.60	10.44	2.03	2.03	2.03	(1.00)	49,628	49
05-31-19	17.21	(0.18)	0.12	(0.06)	—	3.93	—	3.93	—	13.22	2.14	2.01	2.01	2.01	(1.12)	56,335	103
05-31-18	18.55	(0.21)•	2.36	2.15	—	3.49	—	3.49	—	17.21	12.33	2.01	2.01	2.01	(1.18)	83,124	102
05-31-17	17.44	(0.18)•	2.71	2.53	—	1.42	—	1.42	—	18.55	15.41	2.04	2.04	2.04	(1.01)	99,275	88
05-31-16	19.98	(0.20)	(0.32)	(0.52)	—	2.02	—	2.02	—	17.44	(2.25)	2.09	2.08	2.08	(1.13)	114,167	88
05-31-15	20.47	(0.25)	2.83	2.58	—	3.07	—	3.07	—	19.98	13.75	2.08	2.07	2.07	(1.22)	127,380	102
Class I
11-30-19+	22.84	0.01	2.51	2.52	—	—	—	—	—	25.36	11.03	0.97	0.97	0.97	0.07	600,161	49
05-31-19	26.35	(0.02)	0.44	0.42	—	3.93	—	3.93	—	22.84	3.30	0.96	0.97	0.97	(0.08)	580,296	103
05-31-18	26.44	(0.04)	3.44	3.40	—	3.49	—	3.49	—	26.35	13.44	0.98	0.98	0.98	(0.15)	716,855	102
05-31-17	24.03	0.01	3.82	3.83	—	1.42	—	1.42	—	26.44	16.63	1.00	0.98	0.98	0.05	669,767	88
05-31-16	26.43	(0.01)	(0.37)	(0.38)	—	2.02	—	2.02	—	24.03	(1.13)	1.02	0.98	0.98	(0.03)	653,080	88
05-31-15	25.92	(0.03)	3.64	3.61	0.03	3.07	—	3.10	—	26.43	14.92	1.01	0.98	0.98	(0.13)	721,691	102
Class P3
11-30-19+	23.26	0.13•	2.55	2.68	—	—	—	—	—	25.94	11.52	0.86	0.00*	0.00*	1.03	1,361	49
06-01-18(4) - 05-31-19	26.81	0.22•	0.16	0.38	—	3.93	—	3.93	—	23.26	3.17	0.85	0.00*	0.00*	0.90	1,126	103
Class R
11-30-19+	18.66	(0.05)•	2.05	2.00	—	—	—	—	—	20.66	10.72	1.53	1.53	1.53	(0.49)	3,249	49
05-31-19	22.42	(0.14)	0.31	0.17	—	3.93	—	3.93	—	18.66	2.70	1.51	1.51	1.51	(0.62)	3,021	103
05-31-18	23.09	(0.14)	2.96	2.82	—	3.49	—	3.49	—	22.42	12.84	1.51	1.51	1.51	(0.68)	3,757	102
05-31-17	21.27	(0.11)•	3.35	3.24	—	1.42	—	1.42	—	23.09	15.99	1.54	1.54	1.54	(0.52)	3,521	88
05-31-16	23.78	(0.14)•	(0.35)	(0.49)	—	2.02	—	2.02	—	21.27	(1.75)	1.59	1.58	1.58	(0.63)	2,235	88
05-31-15	23.71	(0.18)•	3.32	3.14	0.00*	3.07	—	3.07	—	23.78	14.28	1.58	1.57	1.57	(0.74)	2,329	102
Class R6
11-30-19+	23.04	0.02•	2.53	2.55	—	—	—	—	—	25.59	11.07	0.86	0.86	0.86	0.19	148,311	49
05-31-19	26.51	0.01	0.45	0.46	—	3.93	—	3.93	—	23.04	3.43	0.85	0.85	0.85	0.04	153,726	103
05-31-18	26.56	(0.01)	3.45	3.44	—	3.49	—	3.49	—	26.51	13.54	0.87	0.87	0.87	(0.03)	134,196	102
05-31-17	24.10	0.04	3.84	3.88	—	1.42	—	1.42	—	26.56	16.79	0.88	0.88	0.88	0.14	163,629	88
05-31-16	26.48	0.02	(0.38)	(0.36)	—	2.02	—	2.02	—	24.10	(1.05)	0.89	0.88	0.88	0.07	117,985	88
05-31-15	25.94	(0.04)•	3.69	3.65	0.04	3.07	—	3.11	—	26.48	15.06	0.90	0.88	0.88	(0.14)	114,033	102
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya MidCap Opportunities Fund (continued)
Class W
11-30-19+	22.43	0.00*	2.47	2.47	—	—	—	—	—	24.90	11.01	1.03	1.03	1.03	0.02	85,466	49
05-31-19	25.96	(0.03)	0.43	0.40	—	3.93	—	3.93	—	22.43	3.26	1.01	1.01	1.01	(0.12)	108,707	103
05-31-18	26.11	(0.04)	3.38	3.34	—	3.49	—	3.49	—	25.96	13.38	1.01	1.01	1.01	(0.18)	136,705	102
05-31-17	23.76	0.00*	3.77	3.77	—	1.42	—	1.42	—	26.11	16.56	1.04	1.04	1.04	(0.03)	123,051	88
05-31-16	26.18	(0.04)	(0.36)	(0.40)	—	2.02	—	2.02	—	23.76	(1.22)	1.09	1.08	1.08	(0.13)	75,617	88
05-31-15	25.71	(0.06)	3.62	3.56	0.02	3.07	—	3.09	—	26.18	14.81	1.08	1.07	1.07	(0.22)	97,355	102
Voya Multi-Manager Mid Cap Value Fund
Class I
11-30-19+	9.26	0.06•	1.31	1.37	—	—	—	—	—	10.63	14.79	0.92	0.87	0.87	1.16	121,955	38
05-31-19	11.99	0.12	(1.15)	(1.03)	0.13	1.57	—	1.70	—	9.26	(7.77)	0.92	0.88	0.88	1.04	113,560	36
05-31-18	11.38	0.11	1.34	1.45	0.09	0.75	—	0.84	—	11.99	12.91	0.86	0.84	0.84	0.83	180,650	26
05-31-17	10.31	0.11	1.29	1.40	0.14	0.19	—	0.33	—	11.38	13.66	0.86	0.84	0.84	0.89	213,085	24
05-31-16	13.05	0.16•	(0.81)	(0.65)	0.15	1.94	—	2.09	—	10.31	(4.30)	0.86	0.84	0.84	1.42	237,727	39
05-31-15	14.64	0.14•	0.98	1.12	0.17	2.54	—	2.71	—	13.05	9.00	0.85	0.83	0.83	1.03	215,135	61
Class P
11-30-19+	9.27	0.09•	1.31	1.40	—	—	—	—	—	10.67	15.10	2.04	0.15	0.15	1.86	3	38
02-28-19(4) - 05-31-19	9.86	0.04•	(0.63)	(0.59)	—	—	—	—	—	9.27	(5.98)	1.99	0.15	0.15	1.77	3	36
Class P3
11-30-19+	9.35	0.10•	1.31	1.41	—	—	—	—	—	10.76	15.08	0.93	0.00*	0.00*	2.01	3,061	38
06-01-18(4) - 05-31-19	12.08	0.20•	(1.23)	(1.03)	0.13	1.57	—	1.70	—	9.35	(7.65)	0.92	0.00*	0.00*	1.87	2,377	36
Voya Real Estate Fund
Class A
11-30-19+	12.32	0.31•	0.86	1.17	0.17	—	—	0.17	—	13.32	9.59	1.28	1.17	1.16	4.76	86,795	36
05-31-19	14.43	0.21•	1.29	1.50	0.21	3.40	—	3.61	—	12.32	12.73	1.31	1.25	1.24	1.58	89,037	82
05-31-18	17.81	0.28•	(0.07)	0.21	0.28	3.31	—	3.59	—	14.43	0.23	1.31	1.30	1.29	1.69	81,475	102
05-31-17	19.40	0.19•	(0.26)	(0.07)	0.27	1.25	—	1.52	—	17.81	(0.36)	1.27	1.27	1.27	1.02	136,095	53
05-31-16	19.25	0.34	1.36	1.70	0.41	1.14	—	1.55	—	19.40	9.24	1.29	1.29	1.29	1.75	188,970	37
05-31-15	18.65	0.22	1.52	1.74	0.26	0.87	0.01	1.14	—	19.25	9.36	1.28	1.28	1.28	1.14	225,232	38
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya Real Estate Fund (continued)
Class C
11-30-19+	13.47	0.05•	1.18	1.23	0.12	—	—	0.12	—	14.58	9.15	2.03	1.92	1.91	0.71	10,122	36
05-31-19	15.44	0.11	1.42	1.53	0.10	3.40	—	3.50	—	13.47	11.90	2.06	2.00	1.99	0.85	11,216	82
05-31-18	18.80	0.16•	(0.08)	0.08	0.13	3.31	—	3.44	—	15.44	(0.50)	2.06	2.05	2.04	0.90	13,449	102
05-31-17	20.38	0.05•	(0.28)	(0.23)	0.10	1.25	—	1.35	—	18.80	(1.10)	2.02	2.02	2.02	0.27	22,084	53
05-31-16	20.14	0.18	1.46	1.64	0.26	1.14	—	1.40	—	20.38	8.44	2.04	2.04	2.04	0.89	29,550	37
05-31-15	19.54	0.06	1.53	1.59	0.11	0.87	0.01	0.99	—	20.14	8.13	2.03	2.03	2.03	0.25	31,612	38
Class I
11-30-19+	14.08	0.13•	1.23	1.36	0.19	—	—	0.19	—	15.25	9.75	0.96	0.85	0.84	1.74	174,193	36
05-31-19	15.99	0.30•	1.45	1.75	0.26	3.40	—	3.66	—	14.08	13.08	0.97	0.92	0.91	1.95	166,056	82
05-31-18	19.36	0.37•	(0.09)	0.28	0.34	3.31	—	3.65	—	15.99	0.63	0.92	0.92	0.91	2.02	311,814	102
05-31-17	20.95	0.28•	(0.28)	0.00*	0.34	1.25	—	1.59	—	19.36	0.04	0.90	0.90	0.90	1.37	723,538	53
05-31-16	20.67	0.41	1.49	1.90	0.48	1.14	—	1.62	—	20.95	9.64	0.90	0.90	0.90	1.97	1,003,433	37
05-31-15	20.06	0.28	1.54	1.82	0.33	0.87	0.01	1.21	—	20.67	9.12	0.91	0.91	0.91	1.30	1,046,021	38
Class R
11-30-19+	12.23	0.08•	1.08	1.16	0.16	—	—	0.16	—	13.23	9.52	1.53	1.42	1.41	1.21	2,221	36
05-31-19	14.35	0.18	1.28	1.46	0.18	3.40	—	3.58	—	12.23	12.43	1.56	1.50	1.49	1.36	2,454	82
05-31-18	17.73	0.23•	(0.06)	0.17	0.24	3.31	—	3.55	—	14.35	0.00	1.56	1.55	1.54	1.43	2,965	102
05-31-17	19.33	0.15	(0.27)	(0.12)	0.23	1.25	—	1.48	—	17.73	(0.63)	1.52	1.52	1.52	0.77	4,448	53
05-31-16	19.19	0.30•	1.35	1.65	0.37	1.14	—	1.51	—	19.33	9.00	1.54	1.54	1.54	1.59	4,353	37
05-31-15	18.59	0.17•	1.53	1.70	0.22	0.87	0.01	1.10	—	19.19	9.13	1.53	1.53	1.53	0.84	2,801	38
Class R6
11-30-19+	14.09	0.14•	1.23	1.37	0.20	—	—	0.20	—	15.26	9.79	0.88	0.76	0.75	1.83	89,685	36
05-31-19	15.99	0.32	1.45	1.77	0.27	3.40	—	3.67	—	14.09	13.24	0.89	0.83	0.82	2.05	79,327	82
05-31-18	19.36	0.37•	(0.08)	0.29	0.35	3.31	—	3.66	—	15.99	0.69	0.86	0.86	0.85	2.12	79,646	102
05-31-17	20.96	0.30•	(0.30)	0.00*	0.35	1.25	—	1.60	—	19.36	0.03	0.86	0.86	0.86	1.47	42,574	53
05-31-16	20.67	0.42	1.51	1.93	0.50	1.14	—	1.64	—	20.96	9.76	0.85	0.85	0.85	2.05	20,345	37
07-03-14(4) - 05-31-15	20.11	0.17•	1.49	1.66	0.29	0.80	0.01	1.10	—	20.67	8.21	0.88	0.86	0.86	0.86	13,575	38
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya Real Estate Fund (continued)
Class W
11-30-19+	17.28	0.15•	1.51	1.66	0.18	—	—	0.18	—	18.76	9.69	1.03	0.92	0.91	1.69	16,878	36
05-31-19	18.80	0.33•	1.78	2.11	0.23	3.40	—	3.63	—	17.28	13.08	1.06	1.00	0.99	1.83	17,337	82
05-31-18	22.15	0.40•	(0.13)	0.27	0.31	3.31	—	3.62	—	18.80	0.49	1.06	1.05	1.04	1.90	26,081	102
05-31-17	23.75	0.30•	(0.34)	(0.04)	0.31	1.25	—	1.56	—	22.15	(0.16)	1.02	1.02	1.02	1.28	45,779	53
05-31-16	23.22	0.36	1.76	2.12	0.45	1.14	—	1.59	—	23.75	9.53	1.04	1.04	1.04	1.53	70,787	37
05-31-15	22.60	0.21•	1.59	1.80	0.30	0.87	0.01	1.18	—	23.22	7.96	1.03	1.03	1.03	0.90	82,384	38
Voya SmallCap Opportunities Fund
Class A
11-30-19+	45.06	(0.16)•	4.73	4.57	—	—	—	—	—	49.63	10.14	1.43	1.43	1.43	(0.67)	135,581	65
05-31-19	61.40	(0.25)	(7.39)	(7.64)	—	8.70	—	8.70	—	45.06	(11.51)	1.36	1.36	1.36	(0.45)	133,387	123
05-31-18	58.22	(0.24)	9.16	8.92	—	5.74	—	5.74	—	61.40	15.86	1.35	1.35	1.35	(0.38)	195,549	88
05-31-17	50.48	(0.19)	9.45	9.26	—	1.52	—	1.52	—	58.22	18.50	1.40	1.40	1.40	(0.33)	193,523	79
05-31-16	58.19	(0.26)•	(2.99)	(3.25)	—	4.46	—	4.46	—	50.48	(5.46)	1.41	1.41	1.41	(0.51)	179,716	65
05-31-15	54.80	(0.33)•	7.81	7.48	—	4.09	—	4.09	—	58.19	14.24	1.40	1.40	1.40	(0.59)	173,844	35
Class C
11-30-19+	31.97	(0.24)•	3.35	3.11	—	—	—	—	—	35.08	9.73	2.18	2.18	2.18	(1.42)	18,092	65
05-31-19	46.96	(0.48)•	(5.81)	(6.29)	—	8.70	—	8.70	—	31.97	(12.24)	2.11	2.11	2.11	(1.19)	19,506	123
05-31-18	46.07	(0.53)•	7.16	6.63	—	5.74	—	5.74	—	46.96	15.03	2.10	2.10	2.10	(1.13)	36,198	88
05-31-17	40.53	(0.48)•	7.54	7.06	—	1.52	—	1.52	—	46.07	17.60	2.15	2.15	2.15	(1.09)	50,475	79
05-31-16	48.01	(0.53)•	(2.49)	(3.02)	—	4.46	—	4.46	—	40.53	(6.17)	2.16	2.16	2.16	(1.26)	51,644	65
05-31-15	46.22	(0.63)•	6.51	5.88	—	4.09	—	4.09	—	48.01	13.38	2.15	2.15	2.15	(1.34)	51,696	35
Class I
11-30-19+	50.33	(0.09)•	5.29	5.20	—	—	—	—	—	55.53	10.33	1.10	1.10	1.10	(0.34)	190,067	65
05-31-19	67.14	(0.07)•	(8.04)	(8.11)	—	8.70	—	8.70	—	50.33	(11.20)	1.02	1.02	1.02	(0.11)	233,232	123
05-31-18	63.00	(0.06)•	9.94	9.88	—	5.74	—	5.74	—	67.14	16.19	1.06	1.06	1.06	(0.09)	845,689	88
05-31-17	54.36	(0.02)	10.18	10.16	—	1.52	—	1.52	—	63.00	18.84	1.11	1.11	1.11	(0.05)	425,691	79
05-31-16	62.12	(0.13)	(3.17)	(3.30)	—	4.46	—	4.46	—	54.36	(5.19)	1.13	1.13	1.13	(0.23)	318,466	65
05-31-15	58.07	(0.17)•	8.31	8.14	—	4.09	—	4.09	—	62.12	14.58	1.10	1.10	1.10	(0.29)	364,320	35
Class P3
11-30-19+	51.33	0.20•	5.41	5.61	—	—	—	—	—	56.94	10.93	2.18	0.00*	0.00*	0.75	3	65
06-04-18(4) - 05-31-19	68.64	0.53•	(9.14)	(8.61)	—	8.70	—	8.70	—	51.33	(11.62)	2.08	0.00*	0.00*	0.90	3	123
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya SmallCap Opportunities Fund (continued)
Class R
11-30-19+	43.75	(0.21)•	4.59	4.38	—	—	—	—	—	48.13	10.01	1.68	1.68	1.68	(0.92)	2,784	65
05-31-19	60.06	(0.36)•	(7.25)	(7.61)	—	8.70	—	8.70	—	43.75	(11.73)	1.61	1.61	1.61	(0.70)	3,284	123
05-31-18	57.20	(0.39)	8.99	8.60	—	5.74	—	5.74	—	60.06	15.57	1.60	1.60	1.60	(0.64)	3,993	88
05-31-17	49.74	(0.32)•	9.30	8.98	—	1.52	—	1.52	—	57.20	18.21	1.65	1.65	1.65	(0.59)	3,627	79
05-31-16	57.54	(0.39)•	(2.95)	(3.34)	—	4.46	—	4.46	—	49.74	(5.69)	1.66	1.66	1.66	(0.76)	2,879	65
05-31-15	54.36	(0.47)•	7.74	7.27	—	4.09	—	4.09	—	57.54	13.96	1.65	1.65	1.65	(0.85)	2,682	35
Class R6
11-30-19+	50.81	(0.07)•	5.33	5.26	—	—	—	—	—	56.07	10.35	1.02	1.02	1.02	(0.26)	185,448	65
05-31-19	67.61	(0.02)	(8.08)	(8.10)	—	8.70	—	8.70	—	50.81	(11.10)	0.94	0.94	0.94	(0.03)	221,728	123
05-31-18	63.33	0.03•	9.99	10.02	—	5.74	—	5.74	—	67.61	16.33	0.92	0.92	0.92	0.04	322,756	88
05-31-17	54.55	0.07	10.23	10.30	—	1.52	—	1.52	—	63.33	19.03	0.96	0.96	0.96	0.10	192,978	79
05-31-16	62.24	(0.04)•	(3.19)	(3.23)	—	4.46	—	4.46	—	54.55	(5.06)	0.98	0.98	0.98	(0.08)	126,482	65
05-31-15	58.11	(0.12)•	8.34	8.22	—	4.09	—	4.09	—	62.24	14.72	0.98	0.98	0.98	(0.20)	114,541	35
Class W
11-30-19+	49.47	(0.11)•	5.19	5.08	—	—	—	—	—	54.55	10.27	1.18	1.18	1.18	(0.42)	72,221	65
05-31-19	66.21	(0.12)	(7.92)	(8.04)	—	8.70	—	8.70	—	49.47	(11.25)	1.11	1.11	1.11	(0.20)	68,643	123
05-31-18	62.23	(0.09)	9.81	9.72	—	5.74	—	5.74	—	66.21	16.14	1.10	1.10	1.10	(0.13)	92,815	88
05-31-17	53.72	(0.07)•	10.10	10.03	—	1.52	—	1.52	—	62.23	18.82	1.15	1.15	1.15	(0.11)	87,134	79
05-31-16	61.47	(0.16)	(3.13)	(3.29)	—	4.46	—	4.46	—	53.72	(5.22)	1.16	1.16	1.16	(0.26)	38,707	65
05-31-15	57.53	(0.20)•	8.23	8.03	—	4.09	—	4.09	—	61.47	14.53	1.15	1.15	1.15	(0.34)	49,586	35
Voya SMID Cap Growth Fund
Class A
11-30-19+	10.00	(0.02)•	1.23	1.21	—	—	—	—	—	11.21	12.10	3.78	1.20	1.20	(0.29)	1,667	49
05-31-19	11.41	(0.02)	(0.54)	(0.56)	—	0.85	—	0.85	—	10.00	(4.09)	4.10	1.21	1.21	(0.22)	1,340	109
05-31-18	10.63	(0.02)	1.41	1.39	—	0.61	—	0.61	—	11.41	13.26	3.78	1.20	1.20	(0.17)	1,316	103
12-06-16(4) - 05-31-17	10.00	(0.01)	0.64	0.63	0.00*	—	—	0.00*	—	10.63	6.33	3.12	1.20	1.20	(0.19)	1,148	33
Class I
11-30-19+	10.08	(0.00)*	1.23	1.23	—	—	—	—	—	11.31	12.20	3.42	0.95	0.95	(0.03)	1,387	49
05-31-19	11.45	0.00*	(0.52)	(0.52)	—	0.85	—	0.85	—	10.08	(3.71)	3.79	0.94	0.94	0.04	1,163	109
05-31-18	10.65	0.01	1.40	1.41	—	0.61	—	0.61	—	11.45	13.43	3.52	0.94	0.94	0.09	1,209	103
12-06-16(4) - 05-31-17	10.00	0.00*	0.65	0.65	0.00*	—	—	0.00*	—	10.65	6.55	2.86	0.94	0.94	0.07	1,065	33
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya SMID Cap Growth Fund (continued)
Class P3
11-30-19+	10.18	0.05•	1.24	1.29	—	—	—	—	—	11.47	12.67	4.53	0.00	0.00	0.91	3	49
06-04-18(4) - 05-31-19	11.63	0.11	(0.71)	(0.60)	—	0.85	—	0.85	—	10.18	(4.31)	4.83	0.01	0.01	0.97	3	109
Class R6
11-30-19+	10.08	(0.00)*	1.23	1.23	—	—	—	—	—	11.31	12.20	3.42	0.93	0.93	(0.02)	1,305	49
05-31-19	11.45	0.00*	(0.52)	(0.52)	—	0.85	—	0.85	—	10.08	(3.71)	3.79	0.94	0.94	0.05	1,163	109
05-31-18	10.65	0.01	1.40	1.41	—	0.61	—	0.61	—	11.45	13.43	3.52	0.94	0.94	0.09	1,209	103
12-06-16(4) - 05-31-17	10.00	0.00*	0.65	0.65	0.00*	—	—	0.00*	—	10.65	6.55	2.86	0.94	0.94	0.07	1,065	33
Voya U.S. High Dividend Low Volatility Fund
Class A
11-30-19+	11.31	0.13•	1.21	1.34	0.14	—	—	0.14	—	12.51	11.87	1.24	0.80	0.80	2.11	634	26
05-31-19	11.51	0.25•	0.16	0.41	0.20	0.41	—	0.61	—	11.31	3.87	1.26	0.80	0.80	2.19	281	62
05-31-18	10.74	0.24•	1.02	1.26	0.30	0.19	—	0.49	—	11.51	11.77	1.71	0.80	0.80	2.09	130	33
12-06-16(4) - 05-31-17	10.00	0.12•	0.63	0.75	0.01	—	—	0.01	—	10.74	7.56	2.76	0.81	0.81	2.28	38	16
Class I
11-30-19+	11.36	0.14•	1.22	1.36	0.15	—	—	0.15	—	12.57	12.02	0.49	0.49	0.49	2.35	85,811	26
05-31-19	11.55	0.26	0.20	0.46	0.24	0.41	—	0.65	—	11.36	4.28	0.51	0.52	0.52	2.39	299,079	62
05-31-18	10.77	0.31•	0.99	1.30	0.33	0.19	—	0.52	—	11.55	12.09	0.78	0.55	0.55	2.76	155,151	33
12-06-16(4) - 05-31-17	10.00	0.12•	0.67	0.79	0.02	—	—	0.02	—	10.77	7.90	1.04	0.56	0.56	2.40	19,030	16
Class P3
11-30-19+	11.40	0.17•	1.23	1.40	0.15	—	—	0.15	—	12.65	12.33	0.49	0.00*	0.00*	2.83	9,314	26
09-28-18(4) - 05-31-19	12.38	0.23•	(0.60)	(0.37)	0.20	0.41	—	0.61	—	11.40	(2.72)	0.52	0.00*	0.00*	2.94	8,480	62
Class R6
09-30-19(4) - 11-30-19+	12.29	0.05•	0.30	0.35	0.07	—	—	0.07	—	12.57	2.89	0.49	0.49	0.49	2.24	200,160	26

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

Financial Highlights (continued)

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

+
Unaudited.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Equity Trust (the “Trust”) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of twelve separate active investment series. This report is for: Voya Large-Cap Growth Fund (“Large-Cap Growth”), Voya Large Cap Value Fund (“Large Cap Value”), Voya MidCap Opportunities Fund (“MidCap Opportunities”), Voya Multi-Manager Mid Cap Value Fund (“Multi-Manager Mid Cap Value”), Voya Real Estate Fund (“Real Estate”), Voya SmallCap Opportunities Fund (“SmallCap Opportunities”), Voya SMID Cap Growth Fund (“SMID Cap Growth”), and Voya U.S. High Dividend Low Volatility Fund (“U.S. High Dividend Low Volatility”) (each, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust.
Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I, Class P, Class P3, Class R, Class R6, and Class W. At the close of business on November 22, 2019, all outstanding Class O shares of Large Cap Value, MidCap Opportunities and Real Estate were converted to Class A shares of the same Fund. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Beginning on January 2, 2020, Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares ten years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, to serve as sub-adviser to certain of the Funds. Voya
Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share.

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of a Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included within the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.
Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and/or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
There were no open OTC derivatives for any Fund as of November 30, 2019.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
There were no open forward contracts for any Fund at November 30, 2019.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
There were no open futures contracts for any Fund at November 30, 2019.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund declares and pays dividends, if any, as follows:
Annually	Quarterly
Large-Cap Growth	Large Cap Value
MidCap Opportunities	Real Estate
Multi-Manager Mid Cap Value	U.S. High Dividend Low Volatility
SmallCap Opportunities
SMID Cap Growth
Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets (except Large-Cap Growth which may temporarily lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended November 30, 2019, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Large-Cap Growth	$440,919,700	$497,360,900
Large Cap Value	431,749,083	456,659,544
MidCap Opportunities	571,242,497	691,057,825
Multi-Manager Mid Cap Value	45,292,361	48,240,514
Real Estate	135,921,423	151,791,540
SmallCap Opportunities	411,852,111	545,505,691
SMID Cap Growth	2,243,219	1,883,187
U.S. High Dividend Low Volatility	83,103,091	128,274,555
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Board approved a change to reflect that Voya Investments, the Investment Adviser to Multi-Manager Mid Cap Value, may, from time to time, directly manage a portion of the Fund’s investment portfolio. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. The Investment Adviser is contractually obligated to waive the management fee for Class P shares of Multi-Manager Mid Cap Value. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
Fund	As a Percentage of Average Daily Net Assets
Large-Cap Growth	0.51% on all assets
Large Cap Value	0.75% on the first $1 billion; 0.725% on the next $1 billion; 0.70% on the next $1 billion; 0.675% on the next $1 billion; and 0.65% thereafter
MidCap Opportunities	0.85% on the first $500 million; 0.80% on the next $400 million; 0.75% on the next $450 million; and 0.70% thereafter
Multi-Manager Mid Cap Value(1)(2)	Direct Investments 0.80% Passively Managed Assets 0.40%
Real Estate	0.80% on all assets
SmallCap Opportunities	1.00% on first $250 million; 0.90% on next $250 million; 0.85% on next $250 million; and 0.82% thereafter
SMID Cap Growth	0.85% on all assets
U.S. High Dividend Low Volatility	0.45% on all assets

(1)
Prior to the close of business on November 15, 2019, the management fee was 0.80% on all assets.

(2)
Prior to the close of business on November 15, 2019, the Investment Adviser had contractually agreed to waive 0.02% of the management fee for Multi-Manager Mid Cap Value. Any fees waived or reimbursed were not eligible for recoupment. Termination of this obligation was approved by the Board.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for certain Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or the Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, polices, and limitations. The sub-adviser of each Fund is as follows (*denotes an affiliated sub-adviser):
Fund	Sub-Adviser
Large-Cap Growth	Voya IM*
Large Cap Value	Voya IM*
MidCap Opportunities	Voya IM*
Multi-Manager Mid Cap Value(1)	Hahn Capital Management, LLC, LSV Asset Management and Voya IM*
Real Estate	CBRE Clarion Securities LLC
SmallCap Opportunities	Voya IM*
SMID Cap Growth	Voya IM*
U.S High Dividend Low Volatility	Voya IM*

(1)
Effective at the close of business on November 15, 2019, Wellington Management Company LLP was removed as a sub-adviser and Voya IM was added as a sub-adviser to the Fund.

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Funds, with the exception of Class I, Class P, Class P3, Class R6, and Class W, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
	Class A	Class C	Class R
Large-Cap Growth	0.25%(1)	1.00%	0.50%
Large Cap Value	0.25%	1.00%	0.50%(2)
MidCap Opportunities	0.25%	1.00%	0.50%
Real Estate	0.25%	1.00%	0.50%
SmallCap Opportunities	0.25%	1.00%	0.50%
SMID Cap Growth	0.25%	N/A	N/A
U.S. High Dividend Low Volatility	0.25%	N/A	N/A

(1)
Of this 0.25% rate, Distribution Fees shall not exceed 0.10%.

(2)
The Distributor has agreed to waive 0.05% of the distribution fee. Termination or modification of this obligation requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended November 30, 2019 the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Large-Cap Growth	$14,796	$—
Large Cap Value	4,611	—
MidCap Opportunities	4,084	—
Real Estate	1,175	—
SmallCap Opportunities	1,531	—
SMID Cap Growth	175	—
U.S. High Dividend Low Volatility	136	—
Contingent Deferred Sales Charges:
Large-Cap Growth	$50	$687
Large Cap Value	—	648
MidCap Opportunities	89	271
Real Estate	—	88
SmallCap Opportunities	95	112
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At November 30, 2019, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Funds	Percentage
Voya Global Diversified Payment Fund	Multi-Manager Mid Cap Value	5.23%
	U.S. High Dividend Low Volatility	10.98
Voya Institutional Trust Company	Real Estate	14.74
Voya Investment Management Co. LLC	SMID Cap Growth	89.55
Voya Retirement Insurance and Annuity Company	Real Estate	8.14
Voya Solution 2025 Portfolio	Multi-Manager Mid Cap Value	8.20
	U.S. High Dividend Low Volatility	13.86
Voya Solution 2035 Portfolio	Multi-Manager Mid Cap Value	13.58
	U.S. High Dividend Low Volatility	8.63
Voya Solution 2045 Portfolio	Multi-Manager Mid Cap Value	11.60
	U.S. High Dividend Low Volatility	5.46
Voya Solution Moderately Aggressive Portfolio	Multi-Manager Mid Cap Value	19.19
	U.S. High Dividend Low Volatility	9.13
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Funds’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the accompanying Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
As of November 30, 2019, the below Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expense	Amount
Large-Cap Growth	Transfer Agent Fees	$654,537
Real Estate	Custody	55,318
	Transfer Agent Fees	166,125
SMID Cap Growth	Custody	8,705
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser and, for Real Estate(1), CBRE Clarion Securities, have entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
	Class A	Class C	Class I	Class P	Class P3	Class R	Class R6	Class W
Large-Cap Growth	1.15%	1.90%	0.90%	N/A	0.00%	1.40%	0.80%	0.90%
Large Cap Value	1.25%	2.00%	1.00%	N/A	0.00%	1.50%	0.78%	1.00%
MidCap Opportunities	1.35%	2.10%	0.98%	N/A	0.00%	1.60%	0.88%	1.10%
Multi-Manager Mid Cap Value(2)	N/A	N/A	0.78%	0.15%	0.00%	N/A	N/A	N/A
Real Estate	1.30%	2.05%	0.95%	N/A	0.00%	1.55%	0.86%	1.05%
SmallCap Opportunities	1.50%	2.25%	1.15%	N/A	0.00%	1.75%	1.05%	1.25%
SMID Cap Growth	1.20%	N/A	0.95%	N/A	0.00%	N/A	0.93%	N/A
U.S. High Dividend Low Volatility	0.80%	N/A	0.55%	N/A	0.00%	N/A	0.52%	N/A

(1)
This excludes Class P3 of Real Estate as only the Investment Adviser has entered into a written expense limitation agreement with Real Estate Class P3.

(2)
Prior to the close of business on November 15, 2019, the expense limit for Multi-Manager Mid Cap Value was 0.90% for Class I.

Pursuant to side letter agreements, through October 1, 2020 the Investment Adviser and, for Real Estate, CBRE Clarion Securities LLC, have further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
	Class A	Class C	Class I	Class P3	Class R	Class R6	Class W
Large-Cap Growth	1.04%	1.79%	0.66%	N/A	1.29%	0.58%	0.79%
Large Cap Value	1.10%	1.85%	0.76%	N/A	1.35%	0.74%	0.85%
MidCap Opportunities(1)	1.31%	2.06%	0.98%	N/A	1.56%	0.88%	1.06%
Real Estate(1)	1.20%	1.95%	0.85%	N/A	1.45%	0.76%	0.95%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

With the exception of the non-recoupable Class P management fee waiver for Multi-Manager Mid Cap Value and unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of November 30, 2019, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	November 30,
	2020	2021	2022	Total
Large-Cap Growth	$158,122	$16,865	$60,764	$235,751
Large Cap Value	532,598	541,767	508,987	1,583,352
Multi-Manager Mid Cap Value	—	7,504	54,274	61,778
Real Estate	—	29,589	9,627	39,216
SMID Cap Growth	69,514	103,992	101,321	274,827
U.S. High Dividend Low Volatility	76,177	27,229	46,421	149,827
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of November 30, 2019, are as follows:

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

	November 30,
	2020	2021	2022	Total
Large-Cap Growth
Class A	$23,652	$—	$—	$23,652
Class C	16,291	—	—	16,291
Class I	303,304	36,090	—	339,394
Class R	237	—	—	237
Class W	4,924	—	—	4,924
Large Cap Value
Class A	156,447	35,935	113,720	306,102
Class C	22,977	4,487	12,204	39,668
Class I	88,396	48,619	48,789	185,804
Class R	—	—	580	580
Class W	5,975	992	2,371	9,338
Multi-Manager Mid Cap Value
Class P	—	—	24	24
Real Estate
Class A	—	7,131	—	7,131
Class C	—	941	—	941
Class R	—	181	—	181
Class R6	—	2,137	1,825	3,962
Class W	—	1,690	—	1,690
SMID Cap Growth
Class A	—	—	1,293	1,293
Class R6	—	—	73	73
U.S. High Dividend Low Volatility
Class A	439	643	1,918	3,000
The expense limitation agreements are contractual through October 1, 2020, with the exception of Multi-Manager Mid Cap Value, which is through October 1, 2021, and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective May 17, 2019, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the period ended November 30, 2019:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Multi-Manager Mid Cap Value	2	$2,832,000	2.55%
Real Estate	7	609,000	2.74
SmallCap Opportunities(1)	14	2,504,214	2.58
U.S. High Dividend Low Volatility	3	22,999,333	2.56

(1)
At November 30, 2019, SmallCap Opportunities had an outstanding balance of  $661,000.

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Large-Cap Growth
Class A
11/30/2019	151,450	—	—	(198,467)	—	(47,017)	6,275,238	—	—	(8,221,172)	—	(1,945,934)
5/31/2019	342,908	—	122,677	(369,390)	—	96,195	13,185,152	—	4,309,659	(14,591,678)	—	2,903,133
Class C
11/30/2019	31,102	—	—	(170,266)	—	(139,164)	1,075,306	—	—	(5,836,625)	—	(4,761,319)
5/31/2019	164,870	—	78,680	(196,256)	—	47,294	5,275,924	—	2,308,475	(6,313,696)	—	1,270,703

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Large-Cap Growth (continued)
Class I
11/30/2019	832,709	—	—	(1,564,972)	—	(732,263)	38,398,459	—	—	(72,330,868)	—	(33,932,409)
5/31/2019	4,309,584	—	835,857	(3,058,978)	—	2,086,463	183,642,480	—	32,665,309	(132,552,341)	—	83,755,448
Class P3
11/30/2019	229,862	—	—	(189,581)	—	40,281	10,636,493	—	—	(8,784,829)	—	1,851,664
5/31/2019	373,434	—	10,709	(145,787)	—	238,356	16,005,244	—	419,991	(6,414,429)	—	10,010,806
Class R
11/30/2019	3,030	—	—	(5,732)	—	(2,702)	136,935	—	—	(260,594)	—	(123,659)
5/31/2019	5,993	—	1,273	(3,622)	—	3,644	249,026	—	49,136	(155,783)	—	142,379
Class R6
11/30/2019	634,416	—	—	(1,118,077)	—	(483,661)	29,426,267	—	—	(51,628,492)	—	(22,202,225)
5/31/2019	8,081,814	—	394,190	(2,597,268)	—	5,878,736	367,771,565	—	15,404,940	(114,199,650)	—	268,976,855
Class W
11/30/2019	18,644	—	—	(38,935)	—	(20,291)	840,454	—	—	(1,733,893)	—	(893,439)
5/31/2019	41,744	—	20,817	(202,014)	—	(139,453)	1,751,445	—	792,494	(8,476,800)	—	(5,932,861)
Large Cap Value
Class A
11/30/2019	673,430	—	296,357	(1,721,107)	38,875	(712,445)	50,097,636	—	3,574,083	(60,630,880)	471,166	(6,487,995)
5/31/2019	2,566,100	—	3,261,029	(5,031,758)	—	795,371	30,318,712	—	34,776,322	(58,505,688)	—	6,589,346
Class C
11/30/2019	43,706	—	17,729	(737,287)	—	(675,852)	513,059	—	207,050	(8,656,781)	—	(7,936,672)
5/31/2019	145,298	—	370,848	(1,349,554)	—	(833,408)	1,575,042	—	3,920,524	(15,423,843)	—	(9,928,277)
Class I
11/30/2019	849,964	—	183,032	(1,978,457)	—	(945,461)	10,880,771	—	2,327,798	(25,223,108)	—	(12,014,539)
5/31/2019	3,522,971	—	1,818,670	(6,012,451)	—	(670,810)	43,983,626	—	21,209,401	(75,997,480)	—	(10,804,453)
Class O(1)
11/30/2019	—	—	370	(154)	(38,716)	(38,500)	(42,175,127)	—	(110,740)	40,415,536	(471,166)	(2,341,497)
5/31/2019	18,678	—	3,767	(1,938,947)	—	(1,916,502)	231,551	—	40,117	(23,416,422)	—	(23,144,754)
Class P3
11/30/2019	309,046	—	4,022	(272,867)	—	40,201	3,978,438	—	51,523	(3,491,892)	—	538,069
5/31/2019	1,033,509	—	39,215	(746,944)	—	325,780	12,939,748	—	458,750	(9,379,658)	—	4,018,840
Class R
11/30/2019	11,289	—	839	(17,205)	—	(5,077)	133,548	—	9,802	(206,749)	—	(63,399)
5/31/2019	26,076	—	25,225	(247,525)	—	(196,224)	301,174	—	268,302	(2,872,303)	—	(2,302,827)
Class R6
11/30/2019	256,987	—	91,998	(905,601)	—	(556,616)	3,277,269	—	1,168,053	(11,645,576)	—	(7,200,254)
5/31/2019	3,692,641	—	1,220,865	(8,746,019)	—	(3,832,513)	45,750,178	—	14,239,135	(110,577,640)	—	(50,588,327)
Class W
11/30/2019	36,046	—	4,828	(68,947)	—	(28,073)	462,497	—	61,318	(863,817)	—	(340,002)
5/31/2019	89,584	—	77,754	(696,232)	—	(528,894)	1,165,111	—	905,798	(8,748,209)	—	(6,677,300)
MidCap Opportunities
Class A
11/30/2019	570,645	—	—	(2,100,739)	100,426	(1,429,668)	95,470,166	—	1,314,126	(160,088,063)	2,109,950	(61,193,821)
5/31/2019	3,750,623	—	2,397,417	(3,319,448)	—	2,828,592	80,115,378	—	41,547,232	(68,222,353)	—	53,440,257
Class C
11/30/2019	46,749	—	—	(908,894)	—	(862,145)	652,759	—	—	(12,719,143)	—	(12,066,384)
5/31/2019	363,672	—	1,260,838	(2,193,467)	—	(568,957)	5,078,304	—	15,029,190	(31,527,528)	—	(11,420,034)
Class I
11/30/2019	2,571,427	—	—	(4,310,325)	—	(1,738,898)	62,136,165	—	—	(103,511,219)	—	(41,375,054)
5/31/2019	7,553,884	—	4,145,591	(13,503,969)	—	(1,804,494)	178,986,599	—	84,984,614	(315,614,377)	—	(51,643,164)
Class O(1)
11/30/2019	158	—	—	(1,431)	(101,003)	(102,276)	(83,787,683)	—	(1,314,126)	117,443,814	(2,109,950)	30,232,055
5/31/2019	22,382	—	19,271	(2,307,185)	—	(2,265,532)	526,399	—	332,236	(52,057,820)	—	(51,199,185)

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
MidCap Opportunities (continued)
Class P3
11/30/2019	11,948	—	—	(7,925)	—	4,023	294,439	—	—	(194,430)	—	100,009
5/31/2019	72,273	—	7,084	(30,931)	—	48,426	1,803,841	—	147,201	(711,471)	—	1,239,571
Class R
11/30/2019	7,791	—	—	(12,443)	—	(4,652)	153,649	—	—	(242,235)	—	(88,586)
5/31/2019	30,720	—	29,868	(66,305)	—	(5,717)	582,990	—	501,778	(1,210,316)	—	(125,548)
Class R6
11/30/2019	659,719	—	—	(1,537,015)	—	(877,296)	16,106,052	—	—	(37,310,951)	—	(21,204,899)
5/31/2019	3,033,782	—	804,485	(2,228,670)	—	1,609,597	72,831,100	—	16,628,705	(54,305,833)	—	35,153,972
Class W
11/30/2019	214,241	—	—	(1,627,457)	—	(1,413,216)	5,064,065	—	—	(38,705,777)	—	(33,641,712)
5/31/2019	1,027,785	—	839,297	(2,287,428)	—	(420,346)	23,983,701	—	16,903,438	(56,526,949)	—	(15,639,810)
Multi-Manager Mid Cap Value
Class I
11/30/2019	625,651	—	—	(1,414,531)	—	(788,880)	6,150,412	—	—	(14,343,074)	—	(8,192,662)
5/31/2019	3,090,769	—	2,792,966	(8,687,797)	—	(2,804,062)	30,634,339	—	24,438,450	(87,350,519)	—	(32,277,730)
Class P
11/30/2019	—	—	—	—	—	—	—	—	—	—	—	—
2/28/2019(2) - 5/31/2019	304	—	—	—	—	304	3,000	—	—	—	—	3,000
Class P3
11/30/2019	85,717	—	—	(55,529)	—	30,188	857,731	—	—	(556,619)	—	301,112
5/31/2019	487,220	—	33,799	(266,719)	—	254,300	5,177,090	—	297,432	(2,694,655)	—	2,779,867
Real Estate
Class A
11/30/2019	555,120	—	88,239	(1,422,810)	69,784	(709,667)	159,619,709	—	12,296,755	(175,212,174)	913,477	(2,382,233)
5/31/2019	2,965,027	—	1,832,255	(3,217,267)	—	1,580,015	40,136,779	—	21,201,439	(42,408,705)	—	18,929,513
Class C
11/30/2019	18,140	—	5,155	(161,778)	—	(138,483)	259,600	—	71,360	(2,235,691)	—	(1,904,731)
5/31/2019	150,093	—	162,526	(351,064)	—	(38,445)	1,909,696	—	2,050,944	(4,983,427)	—	(1,022,787)
Class I
11/30/2019	1,359,131	—	142,484	(1,872,888)	—	(371,273)	20,265,487	—	2,066,854	(27,775,656)	—	(5,443,315)
5/31/2019	2,221,379	—	2,956,600	(12,890,706)	—	(7,712,727)	32,219,821	—	39,218,327	(199,210,519)	—	(127,772,371)
Class O(1)
11/30/2019	574	—	901	(1,541)	(69,360)	(69,426)	(152,494,583)	—	(11,165,552)	156,758,788	(913,477)	(7,814,824)
5/31/2019	24,037	—	16,489	(1,979,386)	—	(1,938,860)	359,109	—	191,373	(27,747,247)	—	(27,196,765)
Class P3(3)
11/30/2019	—	—	1	(238)	—	(237)	(3,282)	—	(676)	0*	—	(3,958)
6/4/2018(2) - 5/31/2019	186	—	51	—	—	237	3,000	—	676	—	—	3,676
Class R
11/30/2019	21,546	—	1,439	(55,649)	—	(32,664)	278,339	—	18,091	(698,619)	—	(402,189)
5/31/2019	94,242	—	30,817	(131,034)	—	(5,975)	1,190,537	—	355,082	(1,687,215)	—	(141,596)
Class R6
11/30/2019	576,876	—	77,545	(407,753)	—	246,668	8,554,389	—	1,126,371	(5,997,403)	—	3,683,357
5/31/2019	813,449	—	1,300,167	(1,463,528)	—	650,088	11,884,842	—	17,224,707	(21,318,274)	—	7,791,275
Class W
11/30/2019	63,701	—	9,886	(177,452)	—	(103,865)	1,161,632	—	176,215	(3,219,915)	—	(1,882,068)
5/31/2019	175,673	—	260,533	(819,733)	—	(383,527)	3,030,565	—	4,210,664	(14,017,042)	—	(6,775,813)
SmallCap Opportunities
Class A
11/30/2019	150,530	—	—	(378,773)	—	(228,243)	7,114,636	—	—	(17,819,690)	—	(10,705,054)
5/31/2019	477,646	—	503,410	(1,205,950)	—	(224,894)	24,197,484	—	21,279,116	(61,320,198)	—	(15,843,598)
Class C
11/30/2019	22,712	—	—	(117,088)	—	(94,376)	764,679	—	—	(3,935,771)	—	(3,171,092)
5/31/2019	47,945	—	165,145	(373,827)	—	(160,737)	1,725,147	—	4,969,195	(14,450,216)	—	(7,755,874)

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
SmallCap Opportunities (continued)
Class I
11/30/2019	246,568	—	—	(1,457,380)	—	(1,210,812)	13,009,641	—	—	(77,882,029)	—	(64,872,388)
5/31/2019	3,207,893	—	2,227,456	(13,397,928)	—	(7,962,579)	192,644,768	—	105,002,254	(735,656,993)	—	(438,009,971)
Class P3
11/30/2019	—	—	—	—	—	—	—	—	—	—	—	—
6/4/2018(2) - 5/31/2019	44	—	8	—	—	52	2,999	—	382	—	—	3,381
Class R
11/30/2019	5,091	—	—	(22,310)	—	(17,219)	231,891	—	—	(1,024,951)	—	(793,060)
5/31/2019	33,459	—	9,071	(33,940)	—	8,590	1,605,338	—	372,635	(1,710,422)	—	267,551
Class R6
11/30/2019	244,204	—	—	(1,301,152)	—	(1,056,948)	12,999,202	—	—	(69,324,504)	—	(56,325,302)
5/31/2019	1,561,160	—	659,451	(2,630,122)	—	(409,511)	94,346,626	—	31,363,480	(161,848,818)	—	(36,138,712)
Class W
11/30/2019	125,856	—	—	(189,570)	—	(63,714)	6,405,594	—	—	(9,905,822)	—	(3,500,228)
5/31/2019	397,681	—	225,405	(637,252)	—	(14,166)	20,938,558	—	10,445,293	(37,197,637)	—	(5,813,786)
SMID Cap Growth
Class A
11/30/2019	16,792	—	—	(2,024)	—	14,768	177,872	—	—	(21,256)	—	156,616
5/31/2019	12,986	—	11,337	(5,800)	—	18,523	140,154	—	102,375	(61,333)	—	181,196
Class I
11/30/2019	7,273	—	—	—	—	7,273	77,000	—	—	—	—	77,000
5/31/2019	—	—	9,895	—	—	9,895	—	—	89,942	—	—	89,942
Class P3
11/30/2019	—	—	—	—	—	—	—	—	—	—	—	—
6/4/2018(2) - 5/31/2019	259	—	24	—	—	283	3,000	—	221	—	—	3,221
Class R6
11/30/2019	—	—	—	—	—	—	—	—	—	—	—	—
5/31/2019	—	—	9,895	—	—	9,895	—	—	89,942	—	—	89,942
U.S. High Dividend Low Volatility
Class A
11/30/2019	88,694	—	491	(63,357)	—	25,828	1,046,376	—	5,900	(767,413)	—	284,863
5/31/2019	19,970	—	995	(7,450)	—	13,515	230,055	—	10,833	(83,351)	—	157,537
Class I
11/30/2019	1,261,393	—	207,503	(20,980,168)	—	(19,511,272)	15,199,662	—	2,506,632	(257,349,936)	—	(239,643,642)
5/31/2019	16,272,710	—	717,989	(4,080,708)	—	12,909,991	187,770,903	—	7,922,435	(47,987,670)	—	147,705,668
Class P3
11/30/2019	551,121	—	9,871	(568,591)	—	(7,599)	6,684,123	—	119,784	(6,961,564)	—	(157,657)
9/28/2018(2) - 5/31/2019	1,154,088	—	30,946	(440,939)	—	744,095	13,519,951	—	340,102	(5,141,557)	—	8,718,496
Class R6
9/30/2019(2) - 11/30/2019	18,806,681	—	111,394	(2,994,183)	—	15,923,892	231,132,625	—	1,344,519	(37,518,969)	—	194,958,175

(1)
Class O converted to Class A on November 22, 2019.

(2)
Commencement of operations.

(3)
Class P3 liquidated on November 22, 2019.

*
Amount is less than 0.50 or $0.50.

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of November 30, 2019:
Large Cap Value
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman Sachs & Co. LLC	$2,057,615	$(2,057,615)	$—
J.P. Morgan Securities LLC	2,088,777	(2,088,777)	—
Natixis Securities America LLC	6,348,239	(6,348,239)	—
Nomura Securities International, Inc.	674,050	(674,050)	—
Scotia Capital (USA) Inc.	108,885	(108,885)	—
Total	$11,277,566	$(11,277,566)	$—

(1)
Collateral with a fair value of  $11,556,843 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

MidCap Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$3,846,485	$(3,846,485)	$—
J.P. Morgan Securities LLC	31,699,365	(31,699,365)	—
State Street Bank and Trust Company	528,525	(528,525)	—
Wells Fargo Bank NA	526,552	(526,552)	—
Total	$36,600,927	$(36,600,927)	$—

(1)
Collateral with a fair value of  $37,429,414 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager Mid Cap Value
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc.	$94,215	$(94,215)	$—
Deutsche Bank Securities Inc.	32,429	(32,429)	—
J.P. Morgan Securities LLC	310,070	(310,070)	—
Morgan Stanley & Co. LLC	388,283	(388,283)	—
National Bank of Canada Financial Inc.	452,947	(452,947)	—
National Financial Services LLC	57,336	(57,336)	—
Total	$1,335,280	$(1,335,280)	$—

(1)
Collateral with a fair value of  $1,386,595 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

SmallCap Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$113,843	$(113,843)	$—
BofA Securities Inc.	1,637,884	(1,637,884)	—
Citadel Securities LLC	5,329	(5,329)	—
Cowen Excecution Services LLC	374,278	(374,278)	—
Credit Suisse Securities (USA) LLC	23,250	(23,250)	—
Deutsche Bank Securities Inc.	424,616	(424,616)	—

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 11 — SECURITIES LENDING (continued)

SmallCap Opportunities (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman Sachs & Co. LLC	1,934,791	(1,934,791)	—
HSBC Bank PLC	100,925	(100,925)	—
J.P. Morgan Securities LLC	7,470,891	(7,470,891)	—
Morgan Stanley & Co. LLC	3,331,186	(3,331,186)	—
National Bank of Canada Financial Inc.	2,529,386	(2,529,386)	—
National Financial Services LLC	99,677	(99,677)	—
Natixis Securities America LLC	166,661	(166,661)	—
Scotia Capital (USA) Inc.	285,345	(285,345)	—
State Street Bank and Trust Company	2,449,810	(2,449,810)	—
Wells Fargo Securities LLC	203,589	(203,589)	—
Total	$21,151,461	$(21,151,461)	$—

(1)
Collateral with a fair value of  $21,679,743 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

SMID Cap Growth
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$8,524	$(8,524)	$—
Credit Suisse Securities (USA) LLC	8,955	(8,955)	—
HSBC Bank PLC	844	(844)	—
J.P. Morgan Securities LLC	32,119	(32,119)	—
Scotia Capital (USA) Inc.	34,881	(34,881)	—
Total	$85,323	$(85,323)	$—

(1)
Collateral with a fair value of  $87,317 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

U.S. High Dividend Low Volatility
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (USA) LLC	$76,047	$(76,047)	$—
National Financial Services LLC	590,767	(590,767)	—
State Street Bank and Trust Company	48,876	(48,876)	—
Total	$715,690	$(715,690)	$—

(1)
Collateral with a fair value of  $732,844 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs) and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
Real Estate has a tax year-end of December 31st.
The tax composition of dividends and distributions to shareholders was as follows:
	Six Months Ended November 30, 2019		Year Ended May 31, 2019
	Ordinary Income	Long-term Equalization	Ordinary Income	Ordinary Equalization	Long-term Capital Gains	Long-term Equalization
Large-Cap Growth	$—	$—	$16,118,640	$529,563	$41,243,947	$—
Large Cap Value	7,594,646	—	13,097,898	—	66,126,338	—
MidCap Opportunities	—	—	42,662,790	—	163,164,890	—
Multi-Manager Mid Cap Value	—	—	2,640,667	—	22,095,215	—
Real Estate(1)	4,868,973	4,798,798	7,797,337	—	85,642,999	24,064,908
SmallCap Opportunities	—	—	94,293,577	—	88,633,748	—
SMID Cap Growth	—	—	83,705	—	198,775	—
U.S. High Dividend Low Volatility	3,976,959	—	5,556,387	—	2,717,198	—

(1)
Character may change after the Fund’s tax year-end of December 31, 2019.

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of November 30, 2019 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Large-Cap Growth	$5,719,214	$52,906,107	$265,118,501	$—	—	—
Large Cap Value	3,077,395	56,683,093	110,893,110	—	—	—
MidCap Opportunities	24,092,681	53,312,546	163,076,229	—	—	—
Multi-Manager Mid Cap Value	2,558,398	12,732,179	8,437,566	—	—	—
Real Estate	3,738,151	42,940,643	102,548,599	—	—	—
SmallCap Opportunities	—	—	23,950,704	(35,702,928)	Short-term	None
				(11,086,735)	Long-term	None
				$(46,789,663)
SMID Cap Growth	—	105,835	409,125	(37,016)	Short-term	None
U.S. High Dividend Low Volatility	2,582,091	6,410,025	24,976,507	—	—	—
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of November 30, 2019, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest year that remains subject to examination by these jurisdictions is 2014.
NOTE 13 — LITIGATION
On September 24, 2012, certain Voya mutual funds, including Large Cap Value (the “Subject Fund”), were officially served and included as shareholder defendants in the matter of Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al. (the “FitzSimons Action”). The FitzSimons Action arises from the Tribune Company (“Tribune”) Chapter 11 bankruptcy proceedings before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).
In the FitzSimons Action, the plaintiff  (a litigation trustee appointed by the Bankruptcy Court, the “Trustee”) alleges that Tribune acted with actual intent to defraud its creditors when it redeemed its shares from shareholders as part of a leveraged buy-out (“LBO”) of Tribune through which it converted to a privately-held company in 2007, and that those share transfers must now be unwound. To succeed on this claim, the Trustee must prove that Tribune — not the Subject Fund — acted with actual fraudulent intent when Tribune redeemed its shares. With regard to the Subject Fund, the Trustee need only show that the Subject Fund tendered its shares as part of the LBO and not on the open market. The Subject Fund’s lack of fraudulent intent in tendering its shares is not a defense to the Trustee’s actual fraud claim.
In addition to the FitzSimons Action, various additional actions, which also included the Subject Fund as a defendant, stemming from the same facts and circumstances underlying the FitzSimons Action, were filed in multiple U.S. District Courts (collectively, the “State Law Constructive Fraudulent Transfer Cases”). The plaintiffs in the State Law Constructive Fraudulent Transfer Cases (former creditors of Tribune) allege that these same share redemptions that were part of the LBO were constructively, as opposed to actually, fraudulent. Specifically, those suits assert that the LBO rendered Tribune insolvent, that there was not reasonably equivalent value for the redemptions, and therefore the redemptions are voidable under constructive fraudulent transfer law.
Procedural History of the State Law Constructive Fraudulent Transfer Cases
A motion was filed with the Multidistrict Litigation (“MDL”) Panel to consolidate the State Law Constructive Fraudulent Transfer Cases for purposes of all pretrial proceedings. On December 19, 2011, the MDL Panel ordered the State Law Constructive Fraudulent Transfer Cases to be transferred to the Southern District of New York (the “District Court”).

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 13 — LITIGATION (continued)

On September 23, 2013, the District Court dismissed the claims against the shareholder defendants, holding that the plaintiffs lacked standing to pursue the claims so long as the Trustee in the FitzSimons Action maintained the actual fraudulent transfer claims in the FitzSimons case against the same shareholders.
On December 20, 2013, the plaintiffs appealed the decision to the Second Circuit Court of Appeals (the “Second Circuit”). The Second Circuit affirmed the dismissal on March 24, 2016. The Second Circuit held that Section 546(e) of the Bankruptcy Code barred the state-law fraudulent constructive transfer claims, finding that the claims were preempted because they conflict with the purpose of Section 546(e). On April 12, 2016, the plaintiffs moved for rehearing en banc in the Second Circuit; the motion was subsequently denied. The plaintiffs filed a petition for a writ of certiorari in the United States Supreme Court on September 9, 2016. The shareholder defendants filed their opposition on October 24, 2016, to which the plaintiffs filed a reply on November 4, 2016.
On February 27, 2018, the Supreme Court issued its decision in Merit Management Group v. FTI Consulting (“Merit Management”), a case that, like Tribune, deals with the appropriate scope of section 546(e) of the Bankruptcy Code. On April 3, 2018, the Supreme Court issued a “statement” from two justices announcing that consideration of plaintiffs’ certiorari petition would be deferred for an undetermined period of time to “allow” the Second Circuit or the District Court to consider, among other things, whether the Second Circuit’s March 2016 decision should be vacated in light of Merit Management. On April 10, 2018, the plaintiffs asked the Second Circuit to vacate its prior decision and remand to the District Court for further proceedings. The shareholder defendants filed an opposition on April 20, 2018. On May 15, 2018, the Second Circuit entered an order recalling the mandate “in anticipation of further panel review.” The order does not provide any specific timing for, or guidance on, next steps, but it is possible that the Second Circuit may request additional proceedings on the merits. The Second Circuit has not yet issued further instructions.
Procedural History of the FitzSimons Action
Similar to the State Law Constructive Fraudulent Transfer Cases, the FitzSimons Action was transferred to the District Court for pre-trial purposes. On November 20, 2013, the District Court entered an order stating that the FitzSimons Action would remain with the District Court. On January 6, 2017, the District Court dismissed the actual fraudulent transfer claims against the shareholder defendants without leave to replead. Because the
January 6 decision did not fully dispose of all claims asserted in the complaint, the Trustee could not automatically appeal the decision. On February 1, 2017, the Trustee sought leave to file a motion for certification of the Motion to Dismiss. On February 23, 2017, the District Court issued an order stating that it intended to delay certification of the Motion to Dismiss until certain other pending motions to dismiss (not involving the shareholder defendants) were resolved.
On July 18, 2017, the Trustee sought permission from the District Court to file a motion seeking leave to amend its complaint to include a constructive fraudulent transfer claim based on the anticipated ruling in Merit Management. On August 24, 2017, the District Court denied the request without prejudice, but noted that affirmance of Merit Management would give the Trustee a strong argument that he should be allowed to amend his complaint. On March 8, 2018, the Trustee renewed his request to amend his complaint to add a constructive fraudulent transfer claim in light of the Merit Management decision. On March 13, 2018, counsel for a number of shareholder defendants (including counsel for the Subject Fund) filed an opposition.
On June 18, 2018, the District Court entered an order staying any decision on the Trustee’s request on the grounds that it would be preferable to hold off until the Second Circuit issued a further ruling in the State Law Constructive Fraudulent Transfer Cases. The District Court also instructed the parties to file a joint letter indicating their views on proceeding with efforts to seek to achieve a global resolution of the case. On July 9, 2018, the parties submitted a joint letter that voiced general support for a broad based mediation effort.
On November 30, 2018, Judge Sullivan granted motions to dismiss brought by certain Tribune directors and officers. This decision did not directly impact the shareholder defendants, and because it did not resolve all of the pending motions to dismiss, it did not facilitate an appeal of the dismissal of claims against the shareholder defendants (which had been dismissed almost two years prior). On December 1, 2018, the FitzSimons Action (along with all other Tribune cases still pending in the District Court) were reassigned from Judge Sullivan to Judge Denise Cote. On December 17, 2018, the Trustee filed a motion for reconsideration of Judge Sullivan’s November 30, 2018 decision. On February 12, 2019, Judge Cote denied the Trustee’s motion for reconsideration in its entirety.
On March 27, 2019, Judge Cote lifted the stay previously imposed by Judge Sullivan and allowed the Trustee to move to amend the complaint to assert a constructive fraudulent transfer claim. The Trustee filed his motion on April 4, 2019. The shareholder defendants’ opposition was

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 13 — LITIGATION (continued)

filed on April 12, 2019. On April 23, 2019, Judge Cote denied the Trustee’s motion. Significantly, Judge Cote held that Tribune qualifies as a “financial institution” under section 546(e) of the Bankruptcy Code.
In mid-July 2019, the Trustee filed a notice of appeal from, among other things, the District Court’s order dismissing the intentional fraudulent transfer claims against the shareholder defendants as well as the order denying the Trustee’s request to amend the complaint to include constructive fraudulent transfer claims against the shareholder defendants. The Trustee’s opening brief is due in January 2020. The Second Circuit has directed that this appeal be heard in tandem with the appeal of the separate suit pursued by the Trustee against financial advisors Citigroup and Merrill Lynch, which has been fully briefed to the Second Circuit and is awaiting oral argument.
Potential Exposure
For the Subject Fund, if the plaintiffs obtain further review of the dismissal of the FitzSimons Action or the State Law Constructive Fraudulent Transfer Cases, and the decision to dismiss these cases is ultimately overturned, the potential exposure of the Subject Fund is the value of all shares sold in conjunction with the LBO transaction (i.e., $1,258,340), plus any pre-judgement interest granted by the court. The Subject Fund believes the claims raised in these actions are without merit and intends to vigorously defend against them.
NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS
The Funds have made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Funds have concluded that the change in accounting principle does not materially impact the financial statement amounts.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement
(Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Funds have elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Funds’ financial statements. The Funds plan to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Funds are currently evaluating the impact of these changes on the financial statements.
NOTE 15 — AUDITOR CHANGE
On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to the Trust, on behalf of the Funds. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board and was approved by the Board.
KPMG’s reports on the Funds’ financial statements for the fiscal years ended May 31, 2019 and May 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended May 31, 2019 and May 31, 2018 and during the subsequent interim period through September 12, 2019: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
On September 12, 2019, the Audit Committee of the Board recommended and the Board approved the selection of Ernst & Young LLP (“EY”) as the Funds’ independent registered public accounting firm for the fiscal year ending May 31, 2020. During the Funds’ fiscal years ended May 31, 2019 and May 31, 2018, and the subsequent interim period through September 12, 2019, neither the

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 15 — AUDITOR CHANGE (continued)

Funds, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

NOTE 16 — SUBSEQUENT EVENTS
Dividends: Subsequent to November 30, 2019, the Funds declared and paid dividends and distributions of:
	PER SHARE AMOUNTS
	Net Investment Income	Short-term Capital Gains	Long-term Capital Gains	Payable Date	Record Date
Large-Cap Growth
Class A	$0.1521	$—	$1.8284	December 17, 2019	December 13, 2019
Class C	$—	$—	$1.8284	December 17, 2019	December 13, 2019
Class I	$0.2795	$—	$1.8284	December 17, 2019	December 13, 2019
Class P3	$0.3085	$—	$1.8284	December 17, 2019	December 13, 2019
Class R	$—	$—	$1.8284	December 17, 2019	December 13, 2019
Class R6	$0.3075	$—	$1.8284	December 17, 2019	December 13, 2019
Class W	$0.2494	$—	$1.8284	December 17, 2019	December 13, 2019
Large Cap Value
All Classes	$—	$0.0115	$0.9125	December 17, 2019	December 13, 2019
Class A	$0.0408	$—	$—	January 2, 2020	December 30, 2019
Class C	$0.0194	$—	$—	January 2, 2020	December 30, 2019
Class I	$0.0504	$—	$—	January 2, 2020	December 30, 2019
Class P3	$0.0510	$—	$—	January 2, 2020	December 30, 2019
Class R	$0.0320	$—	$—	January 2, 2020	December 30, 2019
Class R6	$0.0510	$—	$—	January 2, 2020	December 30, 2019
Class W	$0.0477	$—	$—	January 2, 2020	December 30, 2019
MidCap Opportunities
All Classes	$—	$0.4221	$1.0463	December 17, 2019	December 13, 2019
Multi-Manager Mid Cap Value
Class I	$0.1208	$0.0213	$0.8615	December 17, 2019	December 13, 2019
Class P3	$0.1202	$0.0213	$0.8615	December 17, 2019	December 13, 2019
Class P	$0.1151	$0.0213	$0.8615	December 17, 2019	December 13, 2019
Real Estate
All Classes	$—	$0.2549	$1.4320	December 17, 2019	December 13, 2019
Class A	$0.0860	$—	$—	January 2, 2020	December 30, 2019
Class C	$0.0610	$—	$—	January 2, 2020	December 30, 2019
Class I	$0.0959	$—	$—	January 2, 2020	December 30, 2019
Class R	$0.0793	$—	$—	January 2, 2020	December 30, 2019
Class R6	$0.0991	$—	$—	January 2, 2020	December 30, 2019
Class W	$0.0912	$—	$—	January 2, 2020	December 30, 2019
SMID Cap Growth
All Classes	$—	$—	$0.2734	December 17, 2019	December 13, 2019
U.S. High Dividend Low Volatility
All Classes	$—	$0.0139	$0.1259	December 17, 2019	December 13, 2019
Class A	$0.0593	$—	$—	January 2, 2020	December 30, 2019
Class I	$0.0723	$—	$—	January 2, 2020	December 30, 2019
Class P3	$0.0721	$—	$—	January 2, 2020	December 30, 2019
Class R6	$0.0722	$—	$—	January 2, 2020	December 30, 2019

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 16 — SUBSEQUENT EVENTS (continued)

Expense Limitation Agreement:   On January 24, 2020, the Board approved a new side letter expense limitation agreement with respect to MidCap Opportunities. Effective January 1, 2020, the new non-recoupable side letter agreement, through October 1, 2021, is 1.28%, 2.03%, 0.95%, 1.53%, 0.85%, and 1.03% for Class A, Class C, Class I, Class R, Class R6, and Class W, respectively.
On January 24, 2020, the Board approved implementing a side letter expense limitation agreement with respect to SmallCap Opportunities. Effective January 1, 2020, the new non-recoupable side letter agreement, through October 1, 2021, is 1.36%, 2.11%, 1.01%, 1.61%, 0.91%, and 1.11% for Class A, Class C, Class I, Class R, Class R6, and Class W, respectively.
Class conversion: The Board approved the conversion for the funds’ Class C shares to Class A shares of the same fund, except for Multi-Manager Mid Cap Value, SMID Cap Growth and U.S. High Dividend Low Volatility, which do not have Class C shares. Beginning on January 2, 2020, all outstanding Class C shares of each respective fund were automatically converted to Class A shares of the same fund after they had been held for a ten-year holding period.
Reorganization: The Board approved a proposal to reorganize Real Estate (the “Merging Fund”), with and into a newly organized series of MainStay Funds Trust, MainStay CBRE Real Estate Fund (the “Reorganization”). The proposed Reorganization is subject to approval by shareholders of the Merging Fund at a shareholder meeting scheduled to be held on or about February 6, 2020. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about February 21, 2020.
Fund Liquidation:   On January 24, 2020, the Board approved a proposal to liquidate SMID Cap Growth on or about March 13, 2020.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large-Cap Growth Fund	as of November 30, 2019 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.4%
	Communication Services: 11.4%
27,718 (1)	Alphabet, Inc. - Class A	$36,146,767	3.2
546,594 (1)	Altice USA, Inc.	13,981,874	1.3
519,138	Comcast Corp. – Class A	22,919,943	2.1
267,019 (1)	Facebook, Inc. - Class A	53,841,711	4.8
		126,890,295	11.4
	Consumer Discretionary: 14.4%
40,284 (1)	Amazon.com, Inc.	72,543,427	6.5
64,080 (1)	Burlington Stores, Inc.	14,418,000	1.3
37,956	Domino’s Pizza, Inc.	11,170,451	1.0
166,922	Hilton Worldwide Holdings, Inc.	17,526,810	1.6
61,957 (1)	O’Reilly Automotive, Inc.	27,402,342	2.4
104,685	Ross Stores, Inc.	12,159,163	1.1
47,815	Other Securities	5,663,208	0.5
		160,883,401	14.4
	Consumer Staples: 4.5%
109,864	Church & Dwight Co., Inc.	7,716,847	0.7
72,938	Constellation Brands, Inc.	13,570,844	1.2
57,553	Hershey Co.	8,527,053	0.8
241,510	Philip Morris International, Inc.	20,028,424	1.8
		49,843,168	4.5
	Financials: 3.1%
128,953	Intercontinental Exchange, Inc.	12,143,504	1.1
138,065	Progressive Corp.	10,085,648	0.9
45,424	S&P Global, Inc.	12,021,462	1.1
		34,250,614	3.1
	Health Care: 14.7%
200,023	AbbVie, Inc.	17,548,018	1.6
237,600	Baxter International, Inc.	19,476,072	1.7
482,771 (1)	Boston Scientific Corp.	20,879,846	1.9
68,889 (1)	DexCom, Inc.	15,659,158	1.4
133,840	Eli Lilly & Co.	15,706,124	1.4
69,403	Humana, Inc.	23,682,386	2.1
369,803	Merck & Co., Inc.	32,239,425	2.9
83,285 (1)	Vertex Pharmaceuticals, Inc.	18,468,449	1.7
		163,659,478	14.7
	Industrials: 10.2%
177,728	Ametek, Inc.	17,596,849	1.6
67,433	Boeing Co.	24,692,616	2.2
297,910	CSX Corp.	21,312,482	1.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
180,540	Delta Air Lines, Inc.	$10,346,747	0.9
120,684	Ingersoll-Rand PLC - Class A	15,822,879	1.4
63,621	L3Harris Technologies, Inc.	12,793,547	1.2
31,835	Roper Technologies, Inc.	11,472,379	1.0
		114,037,499	10.2
	Information Technology: 36.1%
345,325 (1)	Advanced Micro Devices, Inc.	13,519,474	1.2
228,609	Apple, Inc.	61,095,755	5.5
69,106	Broadcom, Inc.	21,852,008	1.9
90,363	CDW Corp.	12,203,523	1.1
126,997	Fidelity National Information Services, Inc.	17,544,636	1.6
232,751 (1)	Fiserv, Inc.	27,054,976	2.4
201,607 (1)	GoDaddy, Inc.	13,382,673	1.2
105,041	Intuit, Inc.	27,194,064	2.4
78,376	Lam Research Corp.	20,913,068	1.9
452,208	Microsoft Corp.	68,455,247	6.1
117,529	Motorola Solutions, Inc.	19,662,602	1.8
93,008	NXP Semiconductor NV - NXPI - US	10,749,865	1.0
162,099 (1)	Salesforce.com, Inc.	26,404,306	2.4
98,239 (1)	Synopsys, Inc.	13,855,629	1.2
267,747	Visa, Inc. - Class A	49,401,999	4.4
		403,289,825	36.1
	Materials: 1.7%
44,176	Avery Dennison Corp.	5,759,225	0.5
87,564 (1)	Crown Holdings, Inc.	6,646,108	0.6
122,035 (2)	Other Securities	6,799,544	0.6
		19,204,877	1.7
	Real Estate: 2.3%
118,766	American Tower Corp.	25,419,487	2.3
	Total Common Stock (Cost $828,508,660)	1,097,478,644	98.4
SHORT-TERM INVESTMENTS: 1.6%
	Mutual Funds(3): 1.6%
17,762,000 (3)(4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.530% (Cost $17,762,000)	17,762,000	1.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large-Cap Growth Fund	as of November 30, 2019 (Unaudited) (continued)

Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds(3) (continued)
Total Short-Term Investments (Cost $17,762,000)	$17,762,000	1.6
Total Investments in Securities (Cost $846,270,660)	$1,115,240,644	100.0
Liabilities in Excess of Other Assets	(149,714)	—
Net Assets	$1,115,090,930	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of November 30, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of November 30, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2019
Asset Table
Investments, at fair value
Common Stock*	$1,097,478,644	$—	$—	$1,097,478,644
Short-Term Investments	17,762,000	—	—	17,762,000
Total Investments, at fair value	$1,115,240,644	$—	$—	$1,115,240,644

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At November 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $846,270,660.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$274,508,852
Gross Unrealized Depreciation	(5,538,868)
Net Unrealized Appreciation	$268,969,984
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Fund	as of November 30, 2019 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.9%
	Communication Services: 8.2%
752,490	AT&T, Inc.	$28,128,076	3.6
272,690	Comcast Corp. – Class A	12,039,263	1.6
154,463	Walt Disney Co.	23,413,502	3.0
		63,580,841	8.2
	Consumer Discretionary: 5.4%
102,207	Hasbro, Inc.	10,394,452	1.3
317,166	MGM Resorts International	10,133,454	1.3
92,955	Ralph Lauren Corp.	9,977,790	1.3
190,465	TJX Cos., Inc.	11,643,125	1.5
		42,148,821	5.4
	Consumer Staples: 8.8%
165,181	Kellogg Co.	10,756,587	1.4
274,249 (1)	Keurig Dr Pepper, Inc.	8,485,264	1.1
224,119	Philip Morris International, Inc.	18,586,189	2.4
148,310	Procter & Gamble Co.	18,102,718	2.3
149,659	Other Securities	12,456,728	1.6
		68,387,486	8.8
	Energy: 8.2%
193,917	ConocoPhillips	11,623,385	1.5
258,769	Exxon Mobil Corp.	17,629,932	2.3
131,375	Royal Dutch Shell PLC - Class A ADR	7,552,749	1.0
482,503	Other Securities	26,851,401	3.4
		63,657,467	8.2
	Financials: 23.6%
260,800	American International Group, Inc.	13,733,728	1.8
176,183	Apollo Global Management, Inc.	7,716,815	1.0
826,380	Bank of America Corp.	27,534,982	3.5
95,834	Discover Financial Services	8,133,432	1.0
72,328	Goldman Sachs Group, Inc.	16,009,803	2.1
216,528	Hartford Financial Services Group, Inc.	13,394,422	1.7
141,034	Intercontinental Exchange, Inc.	13,281,172	1.7
304,137	JPMorgan Chase & Co.	40,073,091	5.2
188,976	Morgan Stanley	9,350,532	1.2
76,390	Northern Trust Corp.	8,192,064	1.0
344,074	US Bancorp	20,654,762	2.7
82,921	Other Securities	5,275,434	0.7
		183,350,237	23.6
	Health Care: 13.3%
53,182	Becton Dickinson & Co.	13,747,547	1.8
159,042	Bristol-Myers Squibb Co.	9,055,852	1.2
119,648	Gilead Sciences, Inc.	8,045,132	1.0
197,310	Johnson & Johnson	27,128,152	3.5
147,560	Medtronic PLC	16,436,708	2.1
118,453	Novartis AG ADR	10,933,212	1.4
85,816	Zimmer Biomet Holdings, Inc.	12,467,348	1.6
96,901 (2)	Other Securities	5,357,656	0.7
		103,171,607	13.3
	Industrials: 9.7%
51,786	Cummins, Inc.	9,469,588	1.2
74,456	Honeywell International, Inc.	13,294,119	1.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
26,538	Lockheed Martin Corp.	$10,377,154	1.4
60,347	Norfolk Southern Corp.	11,677,144	1.5
43,745	Old Dominion Freight Line	8,381,105	1.1
26,337	Roper Technologies, Inc.	9,491,065	1.2
180,857	Other Securities	12,618,067	1.6
		75,308,242	9.7
	Information Technology: 6.3%
85,057	Analog Devices, Inc.	9,607,188	1.3
23,749	Broadcom, Inc.	7,509,671	1.0
46,942	Motorola Solutions, Inc.	7,853,397	1.0
253,556 (2)	Other Securities	23,503,899	3.0
		48,474,155	6.3
	Materials: 4.1%
58,159	Air Products & Chemicals, Inc.	13,744,716	1.8
73,274	Celanese Corp. - Series A	9,201,016	1.2
165,951 (3)	Other Securities	8,680,110	1.1
		31,625,842	4.1
	Real Estate: 5.2%
74,834	Camden Property Trust	8,347,733	1.1
62,325	Crown Castle International Corp.	8,330,359	1.1
210,791	Highwoods Properties, Inc.	10,233,903	1.3
68,851	Mid-America Apartment Communities, Inc.	9,371,310	1.2
146,153	Other Securities	3,903,747	0.5
		40,187,052	5.2
	Utilities: 6.1%
95,254	American Electric Power Co., Inc.	8,701,453	1.1
74,668	Entergy Corp.	8,690,609	1.1
218,183	Exelon Corp.	9,687,325	1.3
56,075	NextEra Energy, Inc.	13,111,457	1.7
111,805	Other Securities	7,073,902	0.9
		47,264,746	6.1
	Total Common Stock (Cost $654,276,932)	767,156,496	98.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
	Repurchase Agreements: 1.4%
2,690,068 (4)	Bank of America Inc., Repurchase Agreement dated 11/29/19, 1.64%, due 12/02/19 (Repurchase Amount $2,690,431, collateralized by various U.S. Government Agency Obligations, 3.000%-4.000%, Market Value plus accrued interest $2,743,869, due 11/01/47-11/01/49)	2,690,068	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Fund	as of November 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
	Repurchase Agreements (continued)
2,690,068 (4)	Bank of Montreal, Repurchase Agreement dated 11/29/19, 1.63%, due 12/02/19 (Repurchase Amount $2,690,428, collateralized by various U.S. Government Securities, 0.000%-3.125%, Market Value plus accrued interest $2,743,871, due 06/18/20-05/15/48)	$2,690,068	0.4
2,690,068 (4)	Cantor Fitzgerald Securities, Repurchase Agreement dated 11/29/19, 1.68%, due 12/02/19 (Repurchase Amount $2,690,439, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,743,869, due 12/25/19-10/20/69)	2,690,068	0.4
96,571 (4)	Deutsche Bank AG, Repurchase Agreement dated 11/29/19, 1.62%, due 12/02/19 (Repurchase Amount $96,584, collateralized by various U.S. Government Securities, 0.000%-2.750%, Market Value plus accrued interest $98,502, due 08/15/22-02/15/31)	96,571	0.0
2,690,068 (4)	RBC Dominion Securities Inc., Repurchase Agreement dated 11/29/19, 1.64%, due 12/02/19 (Repurchase Amount $2,690,431, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $2,743,869, due 12/05/19-11/20/49)	2,690,068	0.3
	Total Repurchase Agreements (Cost $10,856,843)	10,856,843	1.4
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds(4): 1.3%
9,680,000 (4)(5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.530%	$9,680,000	1.3
350,000 (4)(5)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 2.090%	350,000	0.0
	Total Mutual Funds (Cost $10,030,000)	10,030,000	1.3
	Total Short-Term Investments (Cost $20,886,843)	20,886,843	2.7
	Total Investments in Securities (Cost $675,163,775)	$788,043,339	101.6
	Liabilities in Excess of Other Assets	(12,670,210)	(1.6)
	Net Assets	$775,373,129	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR American Depositary Receipt
(1)
Security, or a portion of the security, is on loan.

(2)
The grouping contains non-income producing securities.

(3)
The grouping contains securities on loan.

(4)
Represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of November 30, 2019.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Fund	as of November 30, 2019 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of November 30, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2019
Asset Table
Investments, at fair value
Common Stock*	$767,156,496	$—	$—	$767,156,496
Short-Term Investments	10,030,000	10,856,843	—	20,886,843
Total Investments, at fair value	$777,186,496	$10,856,843	$—	$788,043,339

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At November 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $675,163,775.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$121,554,997
Gross Unrealized Depreciation	(8,675,433)
Net Unrealized Appreciation	$112,879,564
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Fund	as of November 30, 2019 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.5%
	Communication Services: 3.5%
495,260 (1)	Altice USA, Inc.	$12,668,751	1.1
245,852 (1)(2)	Live Nation Entertainment, Inc.	17,162,928	1.5
85,422 (3)	Other Securities	10,365,960	0.9
		40,197,639	3.5
	Consumer Discretionary: 15.2%
85,230 (1)	Burlington Stores, Inc.	19,176,750	1.6
157,861	Darden Restaurants, Inc.	18,697,057	1.6
66,514	Domino’s Pizza, Inc.	19,575,070	1.7
151,821 (1)	Five Below, Inc.	18,781,776	1.6
189,403	Hilton Worldwide Holdings, Inc.	19,887,315	1.7
86,252 (1)	O’Reilly Automotive, Inc.	38,147,535	3.3
201,037 (1)	Planet Fitness, Inc.	14,860,655	1.3
132,149	Ross Stores, Inc.	15,349,106	1.3
166,458 (3)	Other Securities	12,506,348	1.1
		176,981,612	15.2
	Consumer Staples: 3.2%
163,356	Church & Dwight Co., Inc.	11,474,125	1.0
102,605	Hershey Co.	15,201,957	1.3
56,954	Other Securities	10,596,861	0.9
		37,272,943	3.2
	Energy: 1.0%
223,317 (4)	Other Securities	11,687,783	1.0

	Financials: 4.7%
166,653	LPL Financial Holdings, Inc.	15,390,404	1.3
75,435	MSCI, Inc. - Class A	19,551,998	1.7
231,922	Other Securities	20,308,167	1.7
		55,250,569	4.7
	Health Care: 15.4%
107,660 (1)	Amedisys, Inc.	17,544,273	1.5
208,780 (1)	BioMarin Pharmaceutical, Inc.	16,850,634	1.5
354,742 (1)	Centene Corp.	21,451,249	1.8
117,983 (1)	Charles River Laboratories International, Inc.	17,137,031	1.5
27,583	Chemed Corp.	11,861,242	1.0
139,209 (1)	DexCom, Inc.	31,643,598	2.7
143,192 (1)(2)	Exact Sciences Corp.	11,599,984	1.0
186,223 (1)	Incyte Corp., Ltd.	17,534,758	1.5
109,720 (1)	Veeva Systems, Inc.	16,368,029	1.4
257,677 (3)(4)	Other Securities	16,919,038	1.5
		178,909,836	15.4
	Industrials: 17.0%
272,185	Ametek, Inc.	26,949,037	2.3
289,539	Delta Air Lines, Inc.	16,593,480	1.4
146,171	Hubbell, Inc.	21,490,060	1.9
215,729	Ingersoll-Rand PLC - Class A	28,284,229	2.4
106,706	L3Harris Technologies, Inc.	21,457,510	1.9
654,909	Quanta Services, Inc.	27,270,411	2.3
33,034	Roper Technologies, Inc.	11,904,463	1.0
37,845 (2)	TransDigm Group, Inc.	21,461,899	1.9
249,054	Waste Connections, Inc.	22,551,840	1.9
		197,962,929	17.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: 33.4%
537,033 (1)	Advanced Micro Devices, Inc.	$21,024,842	1.8
121,543 (1)	Aspen Technology, Inc.	15,241,492	1.3
237,091	Booz Allen Hamilton Holding Corp.	17,250,741	1.5
106,733	CDW Corp.	14,414,292	1.2
234,139	Entegris, Inc.	11,079,457	1.0
134,136 (1)	Euronet Worldwide, Inc.	21,084,838	1.8
153,270	Fidelity National Information Services, Inc.	21,174,251	1.8
378,524 (1)	Fiserv, Inc.	43,999,630	3.8
181,580 (1)(2)	Five9, Inc.	12,378,309	1.1
260,404	Flir Systems, Inc.	13,947,238	1.2
163,962	Global Payments, Inc.	29,693,518	2.5
236,424 (1)	GoDaddy, Inc.	15,693,825	1.3
90,893	Lam Research Corp.	24,252,979	2.1
132,734	Motorola Solutions, Inc.	22,206,398	1.9
98,394	NXP Semiconductor NV - NXPI - US	11,372,379	1.0
145,539 (1)	Proofpoint, Inc.	17,274,024	1.5
191,652 (1)	Synopsys, Inc.	27,030,598	2.3
99,464 (1)	Zebra Technologies Corp.	24,959,496	2.1
155,215 (1)	Zendesk, Inc.	12,261,985	1.1
124,756 (3)(4)	Other Securities	13,336,729	1.1
		389,677,021	33.4
	Materials: 3.2%
91,084	Avery Dennison Corp.	11,874,621	1.0
149,104 (1)	Crown Holdings, Inc.	11,316,994	1.0
263,722 (3)	Other Securities	14,039,341	1.2
		37,230,956	3.2
	Real Estate: 2.9%
159,526	Equity Lifestyle Properties, Inc.	11,817,686	1.0
67,287	SBA Communications Corp.	15,911,357	1.4
168,405	Other Securities	6,335,396	0.5
		34,064,439	2.9
	Total Common Stock (Cost $994,592,720)	1,159,235,727	99.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.6%
	Commercial Paper: 0.4%
500,000 (5)	Australia & New Zealand Banking, 1.830%, 03/13/2020	497,222	0.0
525,000 (5)	Banco Santander S.A., 1.950%, 02/05/2020	523,205	0.1
725,000 (5)	Barclays PLC, 2.120%, 12/20/2019	724,284	0.1
300,000 (5)	Le Mouvement Des Caisses Desjardins, 1.850%, 02/10/2020	298,948	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Fund	as of November 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper (continued)
550,000 (5)	Le Mouvement Des Caisses Desjardins, 1.860%, 02/14/2020	$547,952	0.1
500,000 (5)	Nederlandse Waterschapsbank, 1.870%, 02/12/2020	498,172	0.1
425,000 (5)	Royal Bank Of Canada, 2.020%, 12/23/2019	424,528	0.0
363,000 (5)	Societe Generale, 1.970%, 01/09/2020	362,270	0.0
425,000 (5)	United Overseas Bnk Group, 1.900%, 01/24/2020	423,928	0.0
	Total Commercial Paper (Cost $4,300,509)	4,300,509	0.4

	Floating Rate Notes: 0.7%
485,000 (5)	Bank Of Montreal, 1.960%, 12/06/2019	485,007	0.0
575,000 (5)	BNP Paribas S.A., 1.970%, 05/14/2020	574,986	0.1
500,000 (5)	Commonwealth Bank of Australia, 1.850%, 01/24/2020	500,085	0.0
400,000 (5)	Coöperatieve Rabobank U.A., 1.940%, 04/20/2020	400,092	0.0
575,000 (5)	Crédit Industriel et Commercial, 2.000%, 04/09/2020	575,121	0.1
700,000 (5)	Credit Suisse Group AG, 1.730%, 01/16/2020	700,029	0.1
250,000 (5)	Credit Suisse Group AG, 1.890%, 04/17/2020	250,068	0.0
500,000 (5)	DNB ASA, 1.850%, 12/06/2019	500,027	0.0
525,000 (5)	HSBC Holdings PLC, 1.840%, 12/27/2019	525,075	0.0
475,000 (5)	Lloyds Bank PLC, 1.860%, 12/10/2019	475,042	0.0
475,000 (5)	Skandinaviska Enskilda Banken AB, 1.960%, 05/11/2020	474,999	0.0
625,000 (5)	Societe Generale, 1.910%, 12/02/2019	625,018	0.1
575,000 (5)	The Norinchukin Bank, 1.980%, 04/24/2020	575,089	0.1
325,000 (5)	The Sumitomo Mitsui Financial Group, 1.990%, 05/12/2020	324,929	0.0
700,000 (5)	Toronto-Dominion Bank, 1.850%, 12/10/2019	700,059	0.1
669,000 (5)	Wells Fargo & Co., 1.870%, 12/03/2019	669,023	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes (continued)
300,000 (5)	Westpac Banking Corp, 1.830%, 02/10/2020	$300,045	0.0
	Total Floating Rate Notes (Cost $8,654,694)	8,654,694	0.7

	Repurchase Agreements: 1.8%
2,641,104 (5)	Bank of America Inc., Repurchase Agreement dated 11/29/19, 1.62%, due 12/02/19 (Repurchase Amount $2,641,456, collateralized by various U.S. Government Securities, 0.000%-2.875%, Market Value plus accrued interest $2,693,926, due 07/31/21-02/15/46)	2,641,104	0.2
946,636 (5)	BNP Paribas S.A., Repurchase Agreement dated 11/29/19, 1.62%, due 12/02/19 (Repurchase Amount $946,762, collateralized by various U.S. Government Securities, 0.000%-2.000%, Market Value plus accrued interest $965,569, due 05/15/20-11/15/48)	946,636	0.1
8,715,646 (5)	Cantor Fitzgerald Securities, Repurchase Agreement dated 11/29/19, 1.68%, due 12/02/19 (Repurchase Amount $8,716,849, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $8,889,959, due 12/25/19-10/20/69)	8,715,646	0.7
8,715,646 (5)	HSBC Securities USA, Repurchase Agreement dated 11/29/19, 1.65%, due 12/02/19 (Repurchase Amount $8,716,828, collateralized by various U.S. Government Agency Obligations, 2.500%-5.000%, Market Value plus accrued interest $8,889,959, due 06/20/24-11/01/49)	8,715,646	0.8
	Total Repurchase Agreements (Cost $21,019,032)	21,019,032	1.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Fund	as of November 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Certificates of Deposit: 0.2%
500,000 (5)	Deutscher Sparkassen-und Giroverband, 1.860%, 02/13/2020	$500,101	0.1
325,000 (5)	Dz Bank Ag Deutsche Zentral-Genossenschaftsbank, 1.830%, 02/13/2020	324,956	0.0
325,000 (5)	Landesbank Baden-Wurttemberg, 1.830%, 01/14/2020	325,030	0.0
450,000 (5)	Landesbank Baden-Wurttemberg, 1.830%, 01/16/2020	450,040	0.1
375,000 (5)	The Norinchukin Bank, 1.940%, 12/05/2019	375,052	0.0
	Total Certificates of Deposit (Cost $1,975,179)	1,975,179	0.2

Shares		Value	Percentage of Net Assets
	Mutual Funds(5): 0.5%
5,326,000 (5)(6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.530%	5,326,000	0.4
880,000 (5)(6)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 2.090%	880,000	0.1
	Total Mutual Funds (Cost $6,206,000)	6,206,000	0.5

Shares	Value	Percentage of Net Assets
	Mutual Funds(5): (continued)
Total Short-Term Investments (Cost $42,155,414)	$42,155,414	3.6
Total Investments in Securities (Cost $1,036,748,134)	$1,201,391,141	103.1
Liabilities in Excess of Other Assets	(35,714,709)	(3.1)
Net Assets	$1,165,676,432	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

 (1)
Non-income producing security.

 (2)
Security, or a portion of the security, is on loan.

 (3)
The grouping contains non-income producing securities.

 (4)
The grouping contains securities on loan.

 (5)
Represents securities purchased with cash collateral received for securities on loan.

 (6)
Rate shown is the 7-day yield as of November 30, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of November 30, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2019
Asset Table
Investments, at fair value
Common Stock*	$1,159,235,727	$—	$—	$1,159,235,727
Short-Term Investments	6,206,000	35,949,414	—	42,155,414
Total Investments, at fair value	$1,165,441,727	$35,949,414	$—	$1,201,391,141

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Fund	as of November 30, 2019 (Unaudited) (continued)

At November 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $1,036,748,134.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$176,831,066
Gross Unrealized Depreciation	(12,188,059)
Net Unrealized Appreciation	$164,643,007
See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Fund	as of November 30, 2019 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.9%
	Communication Services: 1.2%
57,109 (1)	Other Securities	$1,544,821	1.2

	Consumer Discretionary: 12.3%
11,175	Carter’s, Inc.	1,154,489	0.9
4,228	Dollar General Corp.	665,318	0.5
5,086 (2)	Mohawk Industries, Inc.	708,836	0.6
19,250	Pulte Group, Inc.	763,262	0.6
10,829	PVH Corp.	1,049,980	0.8
16,459	Ross Stores, Inc.	1,911,713	1.5
4,315	Whirlpool Corp.	617,477	0.5
291,369 (1)(3)	Other Securities	8,557,757	6.9
		15,428,832	12.3
	Consumer Staples: 3.2%
27,889	Kroger Co.	762,485	0.6
10,024	Tyson Foods, Inc.	901,057	0.7
40,322 (1)	Other Securities	2,323,448	1.9
		3,986,990	3.2
	Energy: 2.3%
5,960	Pioneer Natural Resources Co.	761,926	0.6
147,221 (1)	Other Securities	2,171,833	1.7
		2,933,759	2.3
	Financials: 17.4%
6,200	Allstate Corp.	690,370	0.6
5,366	Ameriprise Financial, Inc.	879,326	0.7
24,875	Bank of NT Butterfield & Son Ltd.	859,431	0.7
22,193	CIT Group, Inc.	1,010,225	0.8
20,100	Citizens Financial Group, Inc.	773,046	0.6
10,405	Discover Financial Services	883,072	0.7
30,640	East West Bancorp, Inc.	1,403,925	1.1
21,464	Fidelity National Financial, Inc.	1,022,330	0.8
25,069	Fifth Third Bancorp	756,833	0.6
10,776	First Republic Bank	1,184,282	1.0
40,400	Regions Financial Corp.	672,256	0.5
4,049	Reinsurance Group of America, Inc.	669,948	0.5
18,320	SEI Investments Co.	1,182,190	0.9
10,714	SunTrust Banks, Inc.	758,980	0.6
14,200	Zions Bancorp NA	706,876	0.6
382,413 (1)	Other Securities	8,310,464	6.7
		21,763,554	17.4
	Health Care: 7.8%
19,854	Agilent Technologies, Inc.	1,603,608	1.3
6,480	Becton Dickinson & Co.	1,675,080	1.3
10,733 (2)	Laboratory Corp. of America Holdings	1,849,188	1.5
63,135 (1)(3)	Other Securities	4,587,964	3.7
		9,715,840	7.8
	Industrials: 18.1%
36,399	Air Lease Corp.	1,690,006	1.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
8,179	Cummins, Inc.	$1,495,612	1.2
12,536	EMCOR Group, Inc.	1,114,826	0.9
21,671	Hexcel Corp.	1,725,662	1.4
16,484	Jacobs Engineering Group, Inc.	1,518,011	1.2
2,448	Roper Technologies, Inc.	882,186	0.7
8,000 (2)	United Airlines Holdings, Inc.	742,400	0.6
8,131	Westinghouse Air Brake Technologies Corp.	638,853	0.5
241,489 (1)(3)	Other Securities	12,786,414	10.2
		22,593,970	18.1
	Information Technology: 13.4%
12,035 (2)	Euronet Worldwide, Inc.	1,891,782	1.5
40,756	Genpact Ltd.	1,658,769	1.3
17,428 (2)	Keysight Technologies, Inc.	1,865,319	1.5
3,628	Lam Research Corp.	968,059	0.8
220,797 (1)	Other Securities	10,314,632	8.3
		16,698,561	13.4
	Materials: 4.6%
9,505	Albemarle Corp.	621,437	0.5
5,167	Celanese Corp. - Series A	648,820	0.5
145,188 (1)(3)	Other Securities	4,423,602	3.6
		5,693,859	4.6
	Real Estate: 12.5%
8,322	Alexandria Real Estate Equities, Inc.	1,352,491	1.1
34,147 (2)	CBRE Group, Inc.	1,947,062	1.6
2,735	Equinix, Inc.	1,550,335	1.2
13,142	Mid-America Apartment Communities, Inc.	1,788,758	1.4
576,871 (3)	Other Securities	9,026,920	7.2
		15,665,566	12.5
	Utilities: 6.1%
15,300	Exelon Corp.	679,320	0.6
13,451	FirstEnergy Corp.	641,478	0.5
25,512	PPL Corp.	868,173	0.7
11,841	Public Service Enterprise Group, Inc.	702,290	0.6
89,819	Other Securities	4,670,145	3.7
		7,561,406	6.1
	Total Common Stock (Cost $114,734,262)	123,587,158	98.9
EXCHANGE-TRADED FUNDS: 0.1%
3,136	Other Securities	183,770	0.1
	Total Exchange-Traded Funds (Cost $180,358)	183,770	0.1
	Total Long-Term Investments (Cost $114,914,620)	123,770,928	99.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Fund	as of November 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.4%
	Repurchase Agreements: 1.1%
386,595 (4)	Barclays Capital, Inc., Repurchase Agreement dated 11/29/19, 1.62%, due 12/02/19 (Repurchase Amount $386,646, collateralized by various U.S. Government Securities, 0.000%-3.000%, Market Value plus accrued interest $394,327, due 09/15/22-05/15/45)	$386,595	0.3
1,000,000 (4)	RBC Dominion Securities Inc., Repurchase Agreement dated 11/29/19, 1.64%, due 12/02/19 (Repurchase Amount $1,000,135, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,020,000, due 12/05/19-11/20/49)	1,000,000	0.8
	Total Repurchase Agreements (Cost $1,386,595)	1,386,595	1.1
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.3%
384,077 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.550% (Cost $384,077)	$384,077	0.3
	Total Short-Term Investments (Cost $1,770,672)	1,770,672	1.4
	Total Investments in Securities (Cost $116,685,292)	$125,541,600	100.4
	Liabilities in Excess of Other Assets	(522,368)	(0.4)
	Net Assets	$125,019,232	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
The grouping contains securities on loan.

(4)
Represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of November 30, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of November 30, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2019
Asset Table
Investments, at fair value
Common Stock*	$123,587,158	$—	$—	$123,587,158
Exchange-Traded Funds	183,770	—	—	183,770
Short-Term Investments	384,077	1,386,595	—	1,770,672
Total Investments, at fair value	$124,155,005	$1,386,595	$—	$125,541,600

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Fund	as of November 30, 2019 (Unaudited) (continued)

At November 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $116,685,292.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$19,317,459
Gross Unrealized Depreciation	(10,461,151)
Net Unrealized Appreciation	$8,856,308
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Real Estate Fund	as of November 30, 2019 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.5%
	Diversified REITs: 6.7%
254,591	STORE Capital Corp.	$10,364,399	2.7
1,560,059	VEREIT, Inc.	15,226,176	4.0
		25,590,575	6.7

	Health Care REITs: 10.7%
390,749	Healthcare Trust of America, Inc.	11,859,232	3.1
418,004	Healthpeak Properties, Inc.	14,579,980	3.8
286,793	Medical Properties Trust, Inc.	5,953,823	1.6
96,718	Welltower, Inc.	8,179,441	2.2
		40,572,476	10.7

	Hotel & Resort REITs: 5.8%
445,106	Host Hotels & Resorts, Inc.	7,784,904	2.1
207,863	MGM Growth Properties LLC	6,441,674	1.7
50,293	Pebblebrook Hotel Trust	1,317,677	0.3
27,519	Ryman Hospitality Properties	2,455,520	0.6
301,556	Sunstone Hotel Investors, Inc.	4,221,784	1.1
		22,221,559	5.8

	Industrial REITs: 12.3%
100,338	Americold Realty Trust	3,774,715	1.0
282,282	Duke Realty Corp.	9,930,681	2.6
305,003	ProLogis, Inc.	27,923,025	7.3
170,739	STAG Industrial, Inc.	5,291,202	1.4
		46,919,623	12.3

	IT Consulting & Other Services: 0.8%
33,60 (1)	InterXion Holding NV	2,857,429	0.8

	Office REITs: 14.3%
72,448	Alexandria Real Estate Equities, Inc.	11,774,249	3.1
329,285	Brandywine Realty Trust	5,080,867	1.4
242,500	Columbia Property Trust, Inc.	5,034,300	1.3
223,100	Cousins Properties, Inc.	9,033,319	2.4
299,416	Hudson Pacific Properties, Inc.	10,719,093	2.8
277,907	Piedmont Office Realty Trust, Inc.	6,147,303	1.6
98,553	Vornado Realty Trust	6,363,567	1.7
		54,152,698	14.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Residential REITs: 19.1%
157,344	American Campus Communities, Inc.	$7,558,806	2.0
90,152	Camden Property Trust	10,056,455	2.6
248,551	Equity Residential	21,151,690	5.6
190,645	Front Yard Residential Corp.	2,211,482	0.6
451,975	Invitation Homes, Inc.	13,798,797	3.6
59,064	Mid-America Apartment Communities, Inc.	8,039,201	2.1
38,772	NexPoint Residential Trust, Inc.	1,855,240	0.5
47,601	Sun Communities, Inc.	7,840,361	2.1
		72,512,032	19.1

	Retail REITs: 11.1%
401,902	Brixmor Property Group, Inc.	8,817,730	2.3
60,835	Regency Centers Corp.	3,956,708	1.0
370,847	Retail Properties of America, Inc.	5,277,153	1.4
87,796	Simon Property Group, Inc.	13,275,633	3.5
179,684	SITE Centers Corp.	2,603,621	0.7
78,894	Spirit Realty Capital, Inc.	4,134,046	1.1
131,765	Taubman Centers, Inc.	4,279,727	1.1
		42,344,618	11.1

	Specialized REITs: 18.7%
42,291	Crown Castle International Corp.	5,652,615	1.5
358,948	CubeSmart	11,069,957	2.9
107,127	CyrusOne, Inc.	6,674,012	1.8
37,312	Equinix, Inc.	21,150,307	5.6
90,146	Extra Space Storage, Inc.	9,559,983	2.5
100,003	QTS Realty Trust, Inc.	5,307,159	1.4
468,698	VICI Properties, Inc.	11,590,902	3.0
		71,004,935	18.7
	Total Common Stock (Cost $259,011,792)	378,175,945	99.5
	Assets in Excess of Other Liabilities	1,717,990	0.5
	Net Assets	$379,893,935	100.0

(1)
Non-income producing security.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Real Estate Fund	as of November 30, 2019 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of November 30, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2019
Asset Table
Investments, at fair value
Common Stock*	$378,175,945	$—	$—	$378,175,945
Total Investments, at fair value	$378,175,945	$—	$—	$378,175,945

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At November 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $259,011,792.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$121,778,397
Gross Unrealized Depreciation	(2,614,244)
Net Unrealized Appreciation	$119,164,153
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Fund	as of November 30, 2019 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 100.0%
	Communication Services: 2.2%
828,457 (1)	Other Securities	$13,517,469	2.2

	Consumer Discretionary: 14.2%
170,779	Boyd Gaming Corp.	5,022,611	0.8
171,108 (2)	Chegg, Inc.	6,633,857	1.1
153,780 (2)	CROCS, Inc.	5,366,922	0.9
41,079 (2)	Deckers Outdoor Corp.	6,908,666	1.1
48,315 (2)	Helen of Troy Ltd.	7,799,007	1.3
70,574 (2)	LGI Homes, Inc.	5,100,383	0.9
1,208,635 (1)(3)	Other Securities	48,996,093	8.1
		85,827,539	14.2
	Consumer Staples: 4.1%
198,382 (2)	BJ’s Wholesale Club Holdings, Inc.	4,701,653	0.8
185,300 (2)	Performance Food Group Co.	8,720,218	1.4
254,247 (1)	Other Securities	11,168,203	1.9
		24,590,074	4.1
	Energy: 0.5%
281,357 (1)(3)	Other Securities	3,136,151	0.5

	Financials: 6.0%
85,076	FirstCash, Inc.	6,877,544	1.1
98,457	Houlihan Lokey, Inc.	4,693,445	0.8
583,007	Other Securities	24,830,262	4.1
		36,401,251	6.0
	Health Care: 28.2%
44,838 (2)	Amedisys, Inc.	7,306,800	1.2
42,600 (2)	Haemonetics Corp.	5,137,560	0.8
44,554	Hill-Rom Holdings, Inc.	4,776,634	0.8
186,259 (2)	HMS Holdings Corp.	5,625,022	0.9
69,709 (2)	Novocure Ltd.	6,425,776	1.1
79,504 (2)	Omnicell, Inc.	6,359,525	1.0
84,980 (2)	Quidel Corp.	5,831,328	1.0
361,535 (2)	R1 RCM, Inc.	4,660,186	0.8
86,118 (2)	Repligen Corp.	7,642,973	1.3
233,804 (2)	Select Medical Holdings Corp.	5,169,406	0.9
100,932 (2)	Syneos Health, Inc.	5,542,176	0.9
73,882 (2)(4)	Teladoc Health, Inc.	6,186,879	1.0
3,246,716 (1)(3)	Other Securities	99,499,946	16.5
		170,164,211	28.2
	Industrials: 20.3%
222,025 (2)	Air Transport Services Group, Inc.	5,464,035	0.9
95,874 (2)	ASGN, Inc.	6,424,517	1.1
89,031	Brink’s Co.	8,279,883	1.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
71,039	EMCOR Group, Inc.	$6,317,498	1.0
99,955	Exponent, Inc.	6,352,140	1.0
89,754 (2)	Generac Holdings, Inc.	8,840,769	1.5
64,539	John Bean Technologies Corp.	7,070,248	1.2
54,268 (2)	Saia, Inc.	5,150,033	0.9
61,564	Simpson Manufacturing Co., Inc.	4,998,997	0.8
91,659 (2)	Trex Co., Inc.	7,888,174	1.3
86,437	US Ecology, Inc.	4,753,171	0.8
56,917	Watts Water Technologies, Inc.	5,518,672	0.9
42,384	Woodward, Inc.	4,950,027	0.8
766,517 (1)	Other Securities	40,575,182	6.7
		122,583,346	20.3
	Information Technology: 18.9%
189,691 (2)	ACI Worldwide, Inc.	7,113,413	1.2
89,548 (2)	Advanced Energy Industries, Inc.	5,749,877	0.9
109,511 (2)	Cornerstone OnDemand, Inc.	6,753,543	1.1
93,345 (2)	Envestnet, Inc.	6,647,097	1.1
199,619 (2)	Evo Payments, Inc.	5,603,305	0.9
88,007 (2)	Five9, Inc.	5,999,437	1.0
88,476	j2 Global, Inc.	8,583,942	1.4
65,689 (2)	Q2 Holdings, Inc.	5,546,122	0.9
103,768 (2)	Rapid7, Inc.	5,818,272	1.0
96,173 (2)	Semtech Corp.	4,660,544	0.8
60,686 (2)	Silicon Laboratories, Inc.	6,428,468	1.1
405,872 (2)	Viavi Solutions, Inc.	6,096,197	1.0
766,039 (1)(3)	Other Securities	39,327,699	6.5
		114,327,916	18.9
	Materials: 3.2%
84,169	Compass Minerals International, Inc.	4,652,021	0.8
89,715	Sensient Technologies Corp.	5,678,062	0.9
268,427	Other Securities	8,724,296	1.5
		19,054,379	3.2
	Real Estate: 2.4%
86,655	Ryman Hospitality Properties	7,732,225	1.3
185,082	Other Securities	6,773,820	1.1
		14,506,045	2.4
	Total Common Stock (Cost $561,529,809)	604,108,381	100.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Fund	as of November 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.6%
	Repurchase Agreements: 3.3%
5,046,357 (5)	Bank of America Inc., Repurchase Agreement dated 11/29/19, 1.64%, due 12/02/19 (Repurchase Amount $5,047,037, collateralized by various U.S. Government Agency Obligations, 3.000%-4.000%, Market Value plus accrued interest $5,147,284, due 11/01/47-11/01/49)	$5,046,357	0.8
4,998,672 (5)	Barclays Capital, Inc., Repurchase Agreement dated 11/29/19, 1.62%, due 12/02/19 (Repurchase Amount $4,999,338, collateralized by various U.S. Government Securities, 0.000%-3.000%, Market Value plus accrued interest $5,098,646, due 09/15/22-05/15/45)	4,998,672	0.8
5,046,357 (5)	Cantor Fitzgerald Securities, Repurchase Agreement dated 11/29/19, 1.68%, due 12/02/19 (Repurchase Amount $5,047,054, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $5,147,284, due 12/25/19-10/20/69)	5,046,357	0.8
5,046,357 (5)	RBC Dominion Securities Inc., Repurchase Agreement dated 11/29/19, 1.64%, due 12/02/19 (Repurchase Amount $5,047,037, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $5,147,284, due 12/05/19-11/20/49)	5,046,357	0.9
	Total Repurchase Agreements (Cost $20,137,743)	20,137,743	3.3

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.3%
480,000 (6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.530%	$480,000	0.1
652,000 (5)(6)	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class, 1.580%	652,000	0.1
410,000 (5)(6)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 2.090%	410,000	0.1
	Total Mutual Funds (Cost $1,542,000)	1,542,000	0.3
	Total Short-Term Investments (Cost $21,679,743)	21,679,743	3.6
	Total Investments in Securities (Cost $583,209,552)	$625,788,124	103.6
	Liabilities in Excess of Other Assets	(21,592,630)	(3.6)
	Net Assets	$604,195,494	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
The grouping contains securities on loan.

(4)
Security, or a portion of the security, is on loan.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of November 30, 2019.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Fund	as of November 30, 2019 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of November 30, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2019
Asset Table
Investments, at fair value
Common Stock*	$604,108,381	$—	$—	$604,108,381
Short-Term Investments	1,542,000	20,137,743	—	21,679,743
Total Investments, at fair value	$605,650,381	$20,137,743	$—	$625,788,124

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At November 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $583,209,552.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$61,430,143
Gross Unrealized Depreciation	(18,851,571)
Net Unrealized Appreciation	$42,578,572
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SMID Cap Growth Fund	as of November 30, 2019 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.7%
	Communication Services: 1.9%
4,085 (1)	Other Securities	$84,558	1.9

	Consumer Discretionary: 14.2%
248 (2)	Burlington Stores, Inc.	55,800	1.3
956 (2)	Chegg, Inc.	37,064	0.9
1,047 (2)	CROCS, Inc.	36,540	0.8
195	Domino’s Pizza, Inc.	57,389	1.3
366 (2)	Five Below, Inc.	45,278	1.0
13 (2)	NVR, Inc.	49,295	1.1
511 (2)	Planet Fitness, Inc.	37,773	0.9
230	Vail Resorts, Inc.	55,814	1.3
5,280 (1)	Other Securities	245,212	5.6
		620,165	14.2
	Consumer Staples: 1.7%
927 (2)	Performance Food Group Co.	43,624	1.0
620 (3)	Other Securities	30,932	0.7
		74,556	1.7
	Energy: 0.8%
1,672 (1)	Other Securities	32,603	0.8

	Financials: 6.6%
826	Essent Group Ltd.	45,141	1.1
1,865	Jefferies Financial Group, Inc.	38,979	0.9
287	Signature Bank	35,404	0.8
2,856	Other Securities	166,001	3.8
		285,525	6.6
	Health Care: 18.6%
336 (2)	Alnylam Pharmaceuticals, Inc.	39,359	0.9
350 (2)	Amedisys, Inc.	57,036	1.3
426 (2)	Charles River Laboratories International, Inc.	61,877	1.4
692	Encompass Health Corp.	48,931	1.1
490	Hill-Rom Holdings, Inc.	52,533	1.2
545 (2)	PRA Health Sciences, Inc.	59,301	1.4
10,262 (1)(3)	Other Securities	493,055	11.3
		812,092	18.6
	Industrials: 19.6%
1,823 (2)	Air Transport Services Group, Inc.	44,864	1.0
626	Alaska Air Group, Inc.	43,200	1.0
1,173	Altra Industrial Motion Corp.	38,556	0.9
555 (2)	ASGN, Inc.	37,191	0.8
514	Brink’s Co.	47,802	1.1
264	Curtiss-Wright Corp.	36,250	0.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
579	Fortune Brands Home & Security, Inc.	$36,628	0.8
501 (2)	Generac Holdings, Inc.	49,348	1.1
1,210 (2)	IAA, Inc.	54,849	1.3
212	IDEX Corp.	34,501	0.8
653	Toro Co.	51,052	1.2
395	Woodward, Inc.	46,132	1.1
4,269 (1)	Other Securities	336,463	7.7
		856,836	19.6
	Information Technology: 26.8%
1,258 (2)	ACI Worldwide, Inc.	47,175	1.1
318 (2)	Aspen Technology, Inc.	39,877	0.9
860	Booz Allen Hamilton Holding Corp.	62,574	1.4
681	CSG Systems International, Inc.	38,946	0.9
286 (2)	EPAM Systems, Inc.	60,589	1.4
349 (2)	Euronet Worldwide, Inc.	54,859	1.3
119 (2)	Fair Isaac Corp.	43,762	1.0
664	Flir Systems, Inc.	35,564	0.8
359	Jack Henry & Associates, Inc.	54,547	1.3
537 (2)	Lumentum Holdings, Inc.	39,555	0.9
420 (2)	Proofpoint, Inc.	49,850	1.2
816 (2)	RealPage, Inc.	44,905	1.0
215 (2)	Tyler Technologies, Inc.	62,387	1.4
269 (2)	WEX, Inc.	54,104	1.2
182 (2)	Zebra Technologies Corp.	45,671	1.1
6,520 (1)	Other Securities	433,704	9.9
		1,168,069	26.8
	Materials: 3.7%
374	Avery Dennison Corp.	48,758	1.1
655 (2)	Crown Holdings, Inc.	49,715	1.1
1,473	Other Securities	63,141	1.5
		161,614	3.7
	Real Estate: 2.8%
1,261	Americold Realty Trust	47,439	1.1
1,135	Hudson Pacific Properties, Inc.	40,633	0.9
880	Other Securities	32,688	0.8
		120,760	2.8
	Total Common Stock (Cost $3,768,034)	4,216,778	96.7
EXCHANGE-TRADED FUNDS: 2.0%
425	iShares Russell 2000 Growth ETF	89,237	2.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SMID Cap Growth Fund	as of November 30, 2019 (Unaudited) (continued)

Shares	Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: (continued)
Total Exchange-Traded Funds (Cost $83,833)	$89,237	2.0
Total Long-Term Investments (Cost $3,851,867)	4,306,015	98.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.1%
	Repurchase Agreements: 2.0%
87,317 (4)	Deutsche Bank AG, Repurchase Agreement dated 11/29/19, 1.62%, due 12/02/19 (Repurchase Amount $87,329, collateralized by various U.S. Government Securities, 0.000%-2.750%, Market Value plus accrued interest $89,063, due 08/15/22-02/15/31) (Cost $87,317)	87,317	2.0
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.1%
46,000 (5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.530% (Cost $46,000)	$46,000	1.1
	Total Short-Term Investments (Cost $133,317)	133,317	3.1
	Total Investments in Securities (Cost $3,985,184)	$4,439,332	101.8
	Liabilities in Excess of Other Assets	(76,587)	(1.8)
	Net Assets	$4,362,745	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
The grouping contains securities on loan.

(4)
Represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of November 30, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of November 30, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2019
Asset Table
Investments, at fair value
Common Stock*	$4,216,778	$—	$—	$4,216,778
Exchange-Traded Funds	89,237	—	—	89,237
Short-Term Investments	46,000	87,317	—	133,317
Total Investments, at fair value	$4,352,015	$87,317	$—	$4,439,332

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SMID Cap Growth Fund	as of November 30, 2019 (Unaudited) (continued)

At November 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $3,985,184.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$562,997
Gross Unrealized Depreciation	(108,849)
Net Unrealized Appreciation	$454,148
See Accompanying Notes to Financial Statements

Voya U.S. High Dividend Low	SUMMARY PORTFOLIO OF INVESTMENTS
Volatility Fund	as of November 30, 2019 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.7%
	Communication Services: 5.9%
120,619	AT&T, Inc.	$4,508,738	1.5
1,260	Cable One, Inc.	1,934,100	0.6
66,563	Verizon Communications, Inc.	4,009,755	1.4
247,650	Other Securities	7,059,642	2.4
		17,512,235	5.9
	Consumer Discretionary: 8.8%
15,561	McDonald’s Corp.	3,026,303	1.0
29,385	Starbucks Corp.	2,510,361	0.9
393,826 (1)	Other Securities	20,535,099	6.9
		26,071,763	8.8
	Consumer Staples: 8.2%
57,015	Altria Group, Inc.	2,833,645	1.0
35,777	General Mills, Inc.	1,907,630	0.6
25,873	PepsiCo, Inc.	3,514,330	1.2
37,585	Philip Morris International, Inc.	3,116,924	1.0
38,053	Procter & Gamble Co.	4,644,749	1.6
31,524	Walgreens Boots Alliance, Inc.	1,878,830	0.6
113,386	Other Securities	6,507,146	2.2
		24,403,254	8.2
	Energy: 3.6%
31,138	Chevron Corp.	3,647,194	1.2
19,067	Phillips 66	2,187,366	0.7
189,140	Other Securities	4,857,869	1.7
		10,692,429	3.6
	Financials: 13.0%
36,881	Aflac, Inc.	2,022,554	0.7
19,767	Allstate Corp.	2,201,056	0.7
33,155	Hartford Financial Services Group, Inc.	2,050,968	0.7
22,442	Intercontinental Exchange, Inc.	2,113,363	0.7
41,148	JPMorgan Chase & Co.	5,421,661	1.8
52,495	Synchrony Financial	1,963,838	0.7
59,544	Wells Fargo & Co.	3,242,766	1.1
535,135	Other Securities	19,501,984	6.6
		38,518,190	13.0
	Health Care: 12.5%
35,792	AbbVie, Inc.	3,140,032	1.0
13,974	Amgen, Inc.	3,279,977	1.1
49,978	Bristol-Myers Squibb Co.	2,845,747	1.0
22,297	Eli Lilly & Co.	2,616,553	0.9
36,312	Gilead Sciences, Inc.	2,441,619	0.8
38,820	Johnson & Johnson	5,337,362	1.8
42,832	Merck & Co., Inc.	3,734,094	1.3
98,880	Pfizer, Inc.	3,808,858	1.3
18,208	Zoetis, Inc.	2,194,428	0.7
74,416	Other Securities	7,673,424	2.6
		37,072,094	12.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 8.3%
12,933	Carlisle Cos., Inc.	$2,017,289	0.7
22,678	Eaton Corp. PLC	2,097,715	0.7
16,887	Honeywell International, Inc.	3,015,174	1.0
43,386	Johnson Controls International plc	1,858,222	0.6
6,508	Lockheed Martin Corp.	2,544,823	0.9
21,408	Republic Services, Inc.	1,897,819	0.6
18,462	Waste Management, Inc.	2,084,545	0.7
112,330	Other Securities	9,060,188	3.1
		24,575,775	8.3
	Information Technology: 27.7%
14,359	Accenture PLC	2,888,457	1.0
28,328	Amdocs Ltd.	1,963,131	0.7
26,557	Booz Allen Hamilton Holding Corp.	1,932,287	0.7
73,793	Cisco Systems, Inc.	3,343,561	1.1
73,854	Intel Corp.	4,287,225	1.4
19,723	International Business Machines Corp.	2,651,757	0.9
8,289	Intuit, Inc.	2,145,939	0.7
89,208	Microsoft Corp.	13,504,307	4.6
49,814	Oracle Corp.	2,796,558	0.9
22,906	Paychex, Inc.	1,972,665	0.7
23,630	Texas Instruments, Inc.	2,840,562	1.0
78,622	Western Union Co.	2,113,359	0.7
808,928	Other Securities	39,435,846	13.3
		81,875,654	27.7
	Materials: 1.7%
53,904	Other Securities	4,877,197	1.7

	Real Estate: 4.0%
282,170	Other Securities	11,730,736	4.0

	Utilities: 4.0%
33,605	Southern Co.	2,083,174	0.7
149,192	Other Securities	9,658,715	3.3
		11,741,889	4.0
	Total Common Stock (Cost $264,148,739)	289,071,216	97.7
EXCHANGE-TRADED FUNDS: 1.6%
28,548	iShares Russell 1000 ETF	4,978,486	1.6
	Total Exchange-Traded Funds (Cost $4,935,518)	4,978,486	1.6
	Total Long-Term Investments (Cost $269,084,257)	294,049,702	99.3

See Accompanying Notes to Financial Statements

Voya U.S. High Dividend Low	SUMMARY PORTFOLIO OF INVESTMENTS
Volatility Fund	as of November 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.6%
	Repurchase Agreements: 0.3%
732,844 (2)	Citigroup, Inc., Repurchase Agreement dated 11/29/19, 1.63%, due 12/02/19 (Repurchase Amount $732,942, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $747,501, due 11/30/19-11/15/49 (Cost $732,844))	$732,844	0.3
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
956,000 (3)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.530% (Cost $956,000)	956,000	0.3
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $1,688,844)	$1,688,844	0.6
Total Investments in Securities (Cost $270,773,101)	$295,738,546	99.9
Assets in Excess of Other Liabilities	180,025	0.1
Net Assets	$295,918,571	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
Represents securities purchased with cash collateral received for securities on loan.

(3)
Rate shown is the 7-day yield as of November 30, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of November 30, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2019
Asset Table
Investments, at fair value
Common Stock*	$289,071,216	$—	$—	$289,071,216
Exchange-Traded Funds	4,978,486	—	—	4,978,486
Short-Term Investments	956,000	732,844	—	1,688,844
Total Investments, at fair value	$295,005,702	$732,844	$—	$295,738,546

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At November 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $270,773,101.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$29,793,032
Gross Unrealized Depreciation	(4,827,587)
Net Unrealized Appreciation	$24,965,445
See Accompanying Notes to Financial Statements

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 21, 2019, the Board of Trustees (“Board”) of Voya Equity Trust (the “Trust”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of Voya Large-Cap Growth Fund, Voya Large Cap Value Fund, Voya MidCap Opportunities Fund, Voya Multi-Manager Mid Cap Value Fund, Voya Real Estate Fund, Voya SmallCap Opportunities Fund, Voya SMID Cap Growth Fund, and Voya U.S. High Dividend Low Volatility Fund, each a series of the Trust (the “Funds”), and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”)) with the sub-advisers to each Fund (the “Sub-Advisers”) for an additional one year period ending November 30, 2020. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 21, 2019, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Advisers (collectively, such persons are referred to herein as “management”) on October 9, 2019, and November 19, 2019, specifically to review and consider materials related to the proposed continuance of the Contracts that they believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC meets several times throughout the year to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”) related to the investment management and sub-advisory contract renewal process. The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on that Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained, including most recently in 2018, an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Funds, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

operation of the Funds as set forth in the Management Contracts, including oversight of the Funds’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Advisers with respect to the Funds under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, each Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Advisers to the Funds and the level of resources committed to the Funds (and other relevant funds in the Voya funds) by the Manager and the Sub-Advisers, and whether those resources are sufficient to provide high-quality services to the Funds.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser under the Contracts were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Voya Multi-Manager Mid Cap Value Fund, the Board also reviewed the performance of the Fund assets allocated by the Manager to each Sub-Adviser. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Advisers as a Fund grows larger and the extent to which any such economies are shared with the Fund. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Funds do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Advisers could be shared with each Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Advisers to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Fund, the Board took into account the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

underlying rationale provided by the Manager or the Sub-Advisers, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee schedules and that the Manager is responsible for paying the fees of the Sub-Adviser.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Funds, including whether the Manager intends to propose any changes thereto. For each Fund, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Fund, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Fund both with and without taking into account the profitability of the distributor of the Funds and any revenue sharing payments made by the Manager. The Board did not request profitability data from the Sub-Advisers that are not affiliated with the Manager because the Board did not view this data as a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Funds. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Advisers and their respective affiliates from their association with the Funds, including their ability to engage in soft-dollar transactions on behalf of the Funds. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Funds and the Manager and Sub-Advisers’ potential fall-out benefits were not unreasonable.
Fund-by-Fund Analysis
Set forth below are certain of the specific factors that the Board considered at its October 9, 2019, November 19, 2019, and/or November 21, 2019 meetings in relation to approving each Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category, as well as its primary benchmark and, as applicable, a performance peer group. The performance data provided to the Board primarily was for various periods ended March 31, 2019. In addition, the Board also considered at its October 9, 2019, November 19, 2019, and November 21, 2019 meetings certain additional data regarding each Fund’s more recent performance, and asset levels and asset flows. Each

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya Large-Cap Growth Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Large-Cap Growth Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the second quintile of its Morningstar category for the one-year, five-year and ten-year periods, the third quintile for the three-year period, and the fourth quintile for the year-to-date period; and (2) the Fund underperformed its primary benchmark for all periods presented.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Large Cap Value Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Large Cap Value Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the third quintile of its Morningstar category for the one-year and three-year periods, the fourth quintile for the year-to-date and ten-year periods, and the fifth quintile for the five-year period; and (2) the Fund underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Fund’s performance during certain periods; (2) the impact of security selection and sector allocation on the Fund’s performance; and (3) its confidence in the Sub-Adviser’s ability to deliver long-term performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Fund’s net management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Voya MidCap Opportunities Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya MidCap Opportunities Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the third quintile of its Morningstar category for the five-year and ten-year periods, the fourth quintile for the one-year and three-year periods, and the fifth quintile for the year-to-date period; and (2) the Fund underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of stock selection on the Fund’s performance; (2) the competitiveness of the Fund’s performance during certain periods; (3) a change to the Fund’s portfolio management team, effective August 1, 2019; and (4) its confidence in the Sub-Adviser’s ability to achieve the Fund’s investment objective.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the fifth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) management’s representations regarding the competitiveness of the Fund’s net management fee rate and net expense ratio; and (2) that, at the Board’s direction, the Fund’s expense limits would be lowered, effective January 1, 2020.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory
Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Multi-Manager Mid Cap Value Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Multi-Manager Mid Cap Value Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date period, the third quintile for the five-year period, and the fourth quintile for the one-year and three-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed. In analyzing this performance data, the Board took into account: (1) management’s representations regarding the competitiveness of the Fund’s performance during certain periods; (2) management’s representations regarding factors that affected each Sub-Adviser’s performance; and (3) that, at its September 2019 meeting, the Board had approved a change to the Sub-Advisers managing the Portfolio, to become effective on or about November 15, 2019.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

fee rate payable by the Manager to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Real Estate Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Real Estate Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date period, the third quintile for the ten-year period, the fourth quintile for the one-year and five-year periods, and the fifth quintile for the three-year period; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of security selection and sector allocation on the Fund’s performance; (2) the competitiveness of the Fund’s performance during certain periods; and (3) that management would continue to monitor, and the Board or its Investment Review Committee will periodically review, the Fund’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
The Board also took into account the pending reorganization proposal which the Fund’s shareholders will vote on at a shareholder meeting scheduled for February 6, 2020, which, if approved, will result in the Fund being reorganized into MainStay CBRE Real Estate Fund, a series of MainStay Funds Trust.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya SmallCap Opportunities Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya SmallCap Opportunities Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the third quintile of its Morningstar category for the year-to-date and ten-year periods, and the fifth quintile for the one-year, three-year and five-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of stock selection on the Fund’s performance; (2) the competitiveness of the Fund’s more recent performance; and (3) its confidence in the Sub-Adviser’s ability to achieve the Fund’s investment objective.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) management’s representations regarding the competitiveness of the Fund’s

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

management fee rate and net expense ratio; and (2) that, at the Board’s direction, the Fund’s expense limits would be lowered, effective January 1, 2020.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya SMID Cap Growth Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya SMID Cap Growth Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date period, and the fifth quintile for the one-year period; and (2) the Fund outperformed its primary benchmark for the year-to-date period and underperformed for the one-year period. In analyzing this performance data, the Board took into account: (1) that the Fund commenced operations in December 2016, and therefore had a limited operating history for the purpose of analyzing its performance; (2) management’s representations regarding the impact of stock selection on the Fund’s performance; and (3) management’s confidence in the Sub-Adviser’s ability to achieve the Fund’s investment objective.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya U.S. High Dividend Low Volatility Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya U.S. High Dividend Low Volatility Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the first quintile of its Morningstar category for the one-year period, and the third quintile for the year-to-date period; and (2) the Fund underperformed its primary benchmark for the year-to-date and one-year periods. In analyzing this performance data, the Board took into account that the Fund commenced operations in December 2016 and therefore had a limited operating history for the purpose of analyzing its performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
BOARD CONSIDERATION AND APPROVAL OF NEW SUB-ADVISORY CONTRACT
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that an investment company, such as Voya Equity Trust (“VET”), on behalf of Voya Multi-Manager Mid Cap Value Fund (the “Fund”), a series of VET, can enter into a new sub-advisory agreement only if the Board of Trustees of VET (the “Board”), including a majority of the Board members who have no direct or indirect interest in the sub-advisory agreement, and who are not “interested persons” of VET, as such term is defined in the 1940 Act (“Independent Trustees”), approve the new arrangement. At a meeting on September 12, 2019, the Board considered a proposal by management that the Board appoint Voya Investment Management Co. LLC (“Voya IM”) as a sub-adviser to the Fund to replace Wellington Management Company LLC (“Wellington”) and approve a new sub-advisory agreement (“New Sub-Advisory Agreement”) between Voya Investments, LLC, the Fund’s investment adviser (“Adviser”), and Voya IM under which Voya IM would serve as a sub-adviser to the Fund. Pursuant to the New Sub-Advisory Agreement, Voya IM would serve as an additional sub-adviser to the Fund, along with LSV Asset Management (“LSV”) and Hahn Capital Management, LLC (“Hahn Capital”). The Fund has been sub-advised by Wellington since the Fund’s inception on October 3, 2011, by LSV since February 10, 2014, and by Hahn Capital since December 1, 2014.
In determining whether to approve the New Sub-Advisory Agreement for the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the New Sub-Advisory Agreement should be approved for the Fund.
The materials provided to the Board to inform its consideration of whether to approve the New Sub-Advisory Agreement included the following: (1) Voya IM’s presentation before Investment Review Committee E at its September 12, 2019 meeting; (2) memoranda and related materials provided to the Board in advance of its September 12, 2019 meeting discussing the Adviser’s rationale for recommending that Voya IM be added as a sub-adviser to the Fund, including the Adviser’s view that adding Voya IM (a) would enhance the Fund’s mix of sub-advisers in furtherance of the Fund’s overall risk/return objectives; (b) had the potential to improve shareholders’ investment experience by improving portfolio construction; and (c) would reduce Fund expenses while potentially improving downside protection; (3) FundAnalysis and Comparison Tables for the Fund that provide information about the projected net expense ratio of the Fund reflecting the addition of Voya IM as a sub-adviser and a related reduction proposed by the Adviser to the Fund’s management fee rate; (4) Voya IM’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including a copy of the form of the New Sub-Advisory Agreement; and (6) other information relevant to the Board’s evaluation.
In reviewing the proposed New Sub-Advisory Agreement, the Board considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view with respect to the strength and reputation of Voya IM in managing an investment mandate that is based upon an index; (2) the strength and reputation of Voya IM in the investment management industry; (3) the nature, extent and quality of the services to be provided by Voya IM under the New Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies, and resources of Voya IM among the stable of managers in the Voya funds line-up; (5) the fairness of the compensation under the New Sub-Advisory Agreement in light of the services to be provided by Voya IM; (6) the sub-advisory fee rate payable by the Adviser to Voya IM; (7) the potential “fall-out” benefits to Voya IM and its affiliates from Voya IM’s relationship with the Fund, including Voya IM’s ability to engage in soft-dollar transactions for the Fund; (8) the proposed reductions to the Fund’s management fee rate and expense ratio; (9) Voya IM’s operations and compliance programs, including the policies and procedures intended to assure compliance with the federal securities laws; (10) the appropriateness of the selection of Voya IM in light of the Fund’s investment objective and investor base; and (11) Voya IM’s Code of Ethics, and related procedures for complying with that Code.
After its deliberation, the Board reached the following conclusions: (1) Voya IM should be appointed to serve as the sub-adviser to the Fund under the New Sub-Advisory Agreement, replacing Wellington as a sub-adviser to the Fund; (2) the nature, extent and quality of services to be provided by Voya IM under the New Sub-Advisory Agreement, the sub-advisory fee rate payable by the Adviser to Voya IM, the anticipated impact of appointing Voya IM as the Fund’s sub-adviser on its performance, the effect of approving the New Sub-Advisory Agreement and related changes to the Fund’s expense structure on the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Adviser’s and Voya IM’s profitability with respect to their services to the Fund, and the “fall-out” benefits and economies of scale that may inure to Voya IM in servicing the Fund are reasonable in the context of all factors considered by the Board; and (3) Voya IM maintains an appropriate compliance program, with this conclusion based upon, among other matters, a report from the Fund’s Chief Compliance Officer concluding that Voya IM’s compliance policies and procedures are reasonably designed to assure compliance with the federal securities laws. Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Agreement for the Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163312      (1119-012320)

Semi-Annual Report
November 30, 2019
Classes A, C, I, P3, R, R6 and W
Domestic Equity and Growth Funds
■
Voya Corporate Leaders® 100 Fund

■
Voya Small Company Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports, like this semi-annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. This report contains a summary portfolio of investments for the Funds. The Funds’ Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Funds' complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

President’s Letter

Good Tidings at Year-End, Squinting into the Future
Dear Shareholder,
Investor sentiment has been ambivalent for much of 2019, vacillating between caution and optimism even as stock indexes have set new records. Since August, however, the mood has brightened substantially; as of this writing in mid-December, most U.S. and global equity indexes are at or near all-time highs. Underpinning this brighter mood are improved economic data and optimism that trade tensions are subsiding. In our opinion, the consensus view seems to be that the global growth slowdown bottomed in late summer and now is on the mend.
Easing global financial conditions have helped non-U.S. manufacturing sectors stabilize, and as manufacturing has picked up so have interest rates. Thus, we believe higher rates may signify a lessening of recession concerns. We continue to expect that relatively easy financial conditions and ongoing consumer spending will lead to modest increases in economic growth. We believe that recent progress toward a resolution of the U.S.-China trade dispute is encouraging, though we do not anticipate a complete easing of global trade tensions.
As we close the books on 2019, in our opinion, recent stock-market rallies show that investors are becoming more comfortable with risk; yet we also note a persistent preference for higher quality, lower volatility assets, which tells us investors still perceive significant, unpredictable risks that they wish to avoid. Economic and market uncertainty are still with us, trade issues remain unresolved and the upcoming U.S. presidential election adds a dimension of political uncertainty.
With potential surprises from any place on the planet, we believe investors should continue to diversify their investments as broadly as practicable, and not attempt to time the markets. It’s worth remembering that at the start of 2019, many investors did not believe equities offered attractive return potential — acting on that belief would have resulted in missed opportunities. Keep in mind that your portfolio is structured to meet your long-term objectives; changing it to adjust to short-term market conditions may put your long-term goals at risk. If your long-term goals have changed, please discuss them thoroughly with your financial advisor before making any changes to your investments.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
December 18, 2019
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Six Months Ended November 30, 2019

As our fiscal year commenced, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, had already risen 10.19% in 2019, but had fallen 5.70% in May. (The Index returned 12.95% for the six-months ended November 30, 2019, measured in U.S. dollars.)
A trade war between the U.S. and China had been ongoing for more than a year, with U.S. tariffs on some $250 billion of Chinese goods in place together with Chinese tariffs on $110 billion of U.S. goods.
Entering May, trade talks appeared to be going reasonably well and the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on $200 billion of the $250 billion to 25% of Chinese imports. Trade negotiations had evidently broken down. Later, he unexpectedly threatened tariffs on Mexican goods for reasons unrelated to trade.
The trade war was being waged against a backdrop of slowing global growth, in part the result of uncertainties caused by the trade war itself.
Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the six months; yet the Index rose five months out of six, ending up 12.99% for the fiscal half-year.
On perceived slowing global growth, there was still plenty to worry about.
In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second and third quarters of 2019 was just 1.2%. In the U.K., chronic disagreement about whether and how to leave the European Union (“Brexit”) culminated in a general election called for December 12.
Japan, with manufacturing also in contraction, managed GDP growth of 1.8% annualized in the second quarter, but this slumped to 0.2% in the third. Exports and imports were both falling and core inflation languished at 0.7%, with a demand-dampening sales tax increase effective on October 1.
China’s GDP grew at 6.0% in the third quarter, the smallest advance in 27 years. Industrial production was expanding near the slowest pace in 17 years, retail sales in 16 years.
In the U.S., manufacturing fell into contraction in September. Corporate profits were flat to falling year-over-year. While annualized first quarter growth had surprised to the upside at 3.1%, it fell to 2.0% and 2.1% in the second and third quarters respectively. Growth was heavily dependent on consumer spending, supported by the lowest unemployment rate since 1969.
Back in the markets, after May’s slump, central banks came to the rescue in June. On June 19, the Federal Open Market Committee (“FOMC”) left rates unchanged, but markets listened to Chairman Powell’s comments and heard him signal a cut in July. The European Central Bank announced its willingness to cut its already negative deposit rate and resume bond purchases (and finally did so in September). The Bank of Japan also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S.-China trade conflict, agreed on June 29.
July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a “mid-cycle adjustment”. And it was back to trade-war angst in August, as first the President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected, and then increased existing and planned tariffs by 5% when China retaliated.
The market rollercoaster lurched back up in September and October, when high-level trade talks between the U.S. and China resumed. Both sides expressed confidence that “Phase 1” of a deal could be signed by year-end. The FOMC cut rates again in both months, without seeming to please anybody, again.
By November the narrative had shifted somewhat. Markets were rising despite trade tensions, sluggish global growth, declining profits and political uncertainties due to a U.S. election next year, impeachment proceedings against the President and Brexit to name a few. Perhaps, some commentators ventured, the worst was over. At least a basic trade deal was likely, central banks were all supportive and some of the data were starting to improve. On that note, the Index ended our half-year near an all-time high.
In U.S. fixed income markets, the Treasury yield curve fell. For the half-year, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.81%. The Bloomberg Barclays Long-Term Treasury sub-index returned 7.86%, the 30-year yield briefly dipping below 2% in August. The 10-year yield on Japanese and major euro zone government bonds ended below zero.
U.S. equities, represented by the S&P 500® Index including dividends, rose 15.26%, ending at a record. Technology was by far the top performer, up 23.47%, led by Apple and Microsoft. Energy, exposed to slowing global economic activity, was the weakest, edging up 1.86%.
In currencies, the dollar rose 1.00% against the euro, but lost 2.50% against the pound and 0.12% against the yen, These were small moves in a 22-month upward trend on a trade-weighted basis.
In international markets, the MSCI Japan® Index ended up 13.78% for the half-year. Investors cheered progress on the U.S.-China trade talks, reflecting Japan’s own vulnerability to a trade war. The MSCI Europe ex U.K.® Index advanced 11.60%, powered by capital goods and pharmaceuticals companies. The MSCI U.K.® Index rose just 4.31%, pressured by Brexit concerns, but also affected by the company-specific fortunes of MSCI U.K.’s market heavyweights. The largest contributors were pharmaceuticals, AstraZeneca and GlaxoSmithKline; the biggest detractors were Royal Dutch Shell and HSBC.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
S&P 100 Index*	The S&P 100 Index, a sub-set of the S&P 500®, measures the performance of large cap companies in the United States. The Index comprises 100 major, blue chip companies across multiple industry groups.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

*
The S&P 100 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 100 Index.

3

Voya Corporate Leaders® 100 Fund	Portfolio Managers’ Report

Sector Diversification as of November 30, 2019 (as a percentage of net assets)

Health Care	16.8%
Financials	15.0%
Information Technology	14.0%
Industrials	13.0%
Consumer Staples	10.7%
Consumer Discretionary	9.4%
Communication Services	8.1%
Energy	5.5%
Utilities	3.6%
Materials	1.9%
Real Estate	0.9%
Assets in Excess of Other Liabilities*	1.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Corporate Leaders® 100 Fund (the “Fund”) seeks to outperform the S&P 500® Index. Under normal market conditions, the Fund invests primarily in equity securities of issuers listed on the S&P 100 Index. The Fund is managed by Vincent Costa, CFA, Steve Wetter and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-months ended November 30, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 14.90% compared to the S&P 500® Index (the “Index”), which returned 15.26% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index, but outperformed before fees and expenses, pursuant to the Fund’s portfolio construction rules, which equally weight the stocks in the S&P 100 Index. The resulting portfolio differs from the more broadly based and capitalization-weighted Index. Security selection was the primary driver of results. Holdings within the healthcare and consumer discretionary sectors had the largest positive impact on relative performance. Among the key individual contributors were an underweight position in Amazon.com, Inc. and overweight positions in Target Corporation and United Parcel Service, Inc. Class B.
Top Ten Holdings as of November 30, 2019 (as a percentage of net assets)

Biogen, Inc.	1.2%
UnitedHealth Group, Inc.	1.2%
Nvidia Corp.	1.2%
General Electric Co.	1.2%
Altria Group, Inc.	1.2%
Apple, Inc.	1.1%
CVS Health Corp.	1.1%
Amgen, Inc.	1.1%
Netflix, Inc.	1.1%
Target Corp.	1.1%
Portfolio holdings are subject to change daily.
Conversely, holdings within the information technology sector, and to a lesser extent, the energy sector, had the largest negative impact on relative performance. Key individual detractors included an underweight position in Apple Inc., not owning benchmark stock Alphabet Inc. Class A and an overweight position in Schlumberger NV.
As of the end of the reporting period, the strategy’s largest sector overweights were in the industrial and consumer staples sectors. The strategy’s largest sector underweight was the information technology sector. Sector exposures are purely a function of the strategy’s rules-based investment discipline, however, and are not actively managed.
Current Strategy and Outlook: The Fund’s investment strategy follows a strict rules-based approach. It starts by holding 100 large-cap multi-national stocks that are equally-weighted within each of the three regions (North America, Europe and Asia), while keeping the regions “cap-weighted.” On a quarterly basis, if the value of a security rises by more than 50% relative to the Index, the position size immediately is reduced so that its weight is similar to its weight at the end of the previous quarter. If the value of a security falls more than 30% relative to the Index during a calendar quarter, the position will be sold. The portfolio is rebalanced quarterly in order to realign position sizes within each region back to equal-weighted holdings.
Hope and fear drove the financial markets during the reporting period ending November 30: hope that the United States and China would resolve their trade feud, and fear that the global economy would nonetheless continue to contract. By period-end, in our opinion, the outlook for both concerns had improved; investor sentiment strengthened in tandem with the end of an upbeat third-quarter U.S. earnings season, and stocks had posted what we believed to be decent gains. Reacting to economic uncertainty, the U.S. Federal Reserve Board had cut interest rates three times leading up to November; as a result, bond yields rose sharply during the month, driving down prices.

4

Portfolio Managers’ Report	Voya Corporate Leaders® 100 Fund

After several months of easing monetary policy from global central banks, the effects are beginning to trickle through to the real economy: the manufacturing sector is showing signs of life, while consumer demand remains strong, in our view. We believe relaxed financial conditions and a robust labor market will sustain the marginal improvement trend, reducing the likelihood of a U.S. recession over the next 12 months. We believe that central banks appear willing to provide sufficient liquidity to prolong the cycle, inflation is tame and there are no worrisome signs of financial excess. In our opinion, the risks of an exogenous shock have declined as U.S. and Chinese officials appear to be making progress on trade.
We believe the advantage U.S. large caps have held over smaller cap and foreign stocks is lessening. In our opinion, multiple financial indicators suggest economic activity is gaining momentum, such as a move-up in global PMIs and strong gains among global semiconductor stocks. In our view, non-U.S. stocks currently are under-owned and relatively cheap.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
5

Voya Small Company Fund	Portfolio Managers’ Report

Sector Diversification as of November 30, 2019 (as a percentage of net assets)

Financials	19.8%
Industrials	17.6%
Health Care	14.9%
Information Technology	14.1%
Consumer Discretionary	11.8%
Real Estate	7.3%
Consumer Staples	3.5%
Materials	3.2%
Utilities	2.5%
Energy	2.3%
Communication Services	2.0%
Exchange-Traded Funds	0.8%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya Small Company Fund (the “Fund”) seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations. The Fund is managed by Joseph Basset, CFA, and James Hasso, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-months ended November 30, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.74% compared to the Russell 2000® Index (the “Index” or “Russell 2000®”), which returned 11.66% for the same period.
Portfolio Specifics: The Fund outperformed the Index for the period, primarily due to stock selection effects. Stock selection within the hardware and equipment and commercial services sectors contributed the most to performance. By contrast, stock selection within the insurance and retail sectors detracted the greatest value. An allocation to cash, while within the typical range, was also a headwind during the period.
The main individual contributors to performance were Plexus Corp. (“PLXS”), Amedisys, Inc. (“AMED”) and Universal Forest Products, Inc.(“UFPI”).
An overweight position in Plexus Corp., an electronic manufacturing service company, generated positive results during the period. The stock was rewarded after the company beat its fiscal fourth-quarter earnings estimates, largely driven by strength in its core healthcare/life sciences, aerospace and defense, and industrial/commercial segments. With positive
Top Ten Holdings as of November 30, 2019 (as a percentage of net assets)

j2 Global, Inc.	1.2%
Performance Food Group Co.	1.2%
Stifel Financial Corp.	1.2%
Generac Holdings, Inc.	1.1%
Helen of Troy Ltd.	1.1%
Ryman Hospitality Properties	1.1%
STAG Industrial, Inc.	1.1%
Trex Co., Inc.	1.0%
First Financial Bancorp.	1.0%
Syneos Health, Inc.	1.0%
Portfolio holdings are subject to change daily.
guidance indicating continued acceleration into fiscal year 2020, investors gained greater confidence in the company’s ability to deliver on its long-term growth and margin targets.
An overweight position in AMED added value. Early in the reporting period, shares advanced following a well-received earnings report, as well as upbeat 2019 guidance and a favorable 2020 outlook. The company announced agreement with ClearCare — a web-based operating platform which investors anticipate will meaningfully increase AMED’s partnership with personal care agencies — contributed to the stock’s performance. Subsequently, AMED benefited from the Centers for Medicare and Medicaid Services’ ruling regarding cuts to the Patient-Driven Groupings Model. CMS announced a final rule on 10/31, which mitigated the impact for reimbursement cuts for next year.
Within the capital goods sector, an overweight position in UFPI generated positive results following a solid quarterly earnings report. Despite a softening in the housing environment and a decline in lumber prices, which historically have influenced investor sentiment, the company cited strong organic volume growth across the business segments. Company management continues to execute operationally, giving investors greater confidence in its long-term growth trajectory.
Key detractors from performance were Merit Medical Systems, Inc. (“MMSI”), Unit Corporation (“UNT”), and Carrizo Oil & Gas, Inc. (“CRZO”).

6

Portfolio Managers’ Report	Voya Small Company Fund

An overweight position in disposable medical devices company, MMSI, detracted from results during the period. The stock traded off following disappointing second quarter earnings results and trimmed guidance. While MMSI reported a better than expected organic growth rate and guided for continued strength into 2020, gross margins came in well below expectations. Following an improvement in gross margins over the past three years, this decline heightened investor concerns.
Within the energy sector, our overweight positioning in UNT detracted from results. Shares traded down following its reported first quarter earnings misses and lowered capital and production guidance. Despite strong margin performance in land drilling, the stock was under pressure along with its natural gas producing peers as the commodity traded off during the period.
An overweight position in CRZO, a company that engages in the exploration, development and production of natural gas, detracted from results during the period. In addition to weakness across the energy sector, shares traded off largely due to investor uncertainty of the closing of CRZO’s merger with Callon Petroleum (“CPE”). A subsequently announced amendment to its merger agreement with CPE, which reduced the premium paid by CPE shareholders from 25% to 7%, further weighed on the stock.
Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the Fund is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
7

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from June 1, 2019 to November 30, 2019. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2019*	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2019*
Voya Corporate Leaders® 100 Fund
Class A	$1,000.00	$1,149.00	0.82%	$4.41	$1,000.00	$1,020.90	0.82%	$4.14
Class C	1,000.00	1,145.90	1.35	7.24	1,000.00	1,018.25	1.35	6.81
Class I	1,000.00	1,151.40	0.50	2.69	1,000.00	1,022.50	0.50	2.53
Class P3	1,000.00	1,154.10	0.01	0.05	1,000.00	1,024.95	0.01	0.05
Class R	1,000.00	1,147.90	1.10	5.91	1,000.00	1,019.50	1.10	5.55
Class R6	1,000.00	1,151.30	0.49	2.64	1,000.00	1,022.55	0.49	2.48
Class W	1,000.00	1,151.10	0.57	3.07	1,000.00	1,022.15	0.57	2.88
Voya Small Company Fund
Class A	$1,000.00	$1,117.40	1.36%	$7.20	$1,000.00	$1,018.20	1.36%	$6.86
Class C	1,000.00	1,114.10	2.11	11.15	1,000.00	1,014.45	2.11	10.63
Class I	1,000.00	1,119.70	1.05	5.56	1,000.00	1,019.75	1.05	5.30
Class P3	1,000.00	1,125.80	0.01	0.05	1,000.00	1,024.95	0.01	0.05
Class R	1,000.00	1,122.30	1.61	8.54	1,000.00	1,016.95	1.61	8.12
Class R6	1,000.00	1,120.30	1.00	5.30	1,000.00	1,020.00	1.00	5.05
Class W	1,000.00	1,119.20	1.11	5.88	1,000.00	1,019.45	1.11	5.60

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

8

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2019 (Unaudited)

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
ASSETS:
Investments in securities at fair value+*	$831,373,320	$495,927,529
Short-term investments at fair value**	7,312,000	18,634,649
Cash	142,325	47,546
Cash collateral for futures	330,315	—
Receivables:
Investment securities sold	—	350,100
Fund shares sold	296,130	215,863
Dividends	2,251,558	440,080
Interest	36	—
Prepaid expenses	54,755	41,211
Reimbursement due from manager	69,049	44,108
Other assets	50,760	26,272
Total assets	841,880,248	515,727,358
LIABILITIES:
Payable for investment securities purchased	—	228,379
Payable for fund shares redeemed	532,598	286,340
Payable upon receipt of securities loaned	—	16,747,649
Payable for investment management fees	328,917	364,692
Payable for distribution and shareholder service fees	165,061	16,463
Payable for trustees fees	4,060	2,489
Payable to trustees under the deferred compensation plan (Note 6)	50,760	26,272
Other accrued expenses and liabilities	330,004	897,420
Total liabilities	1,411,400	18,569,704
NET ASSETS	$840,468,848	$497,157,654
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$422,390,026	$492,294,944
Total distributable earnings	418,078,822	4,862,710
NET ASSETS	$840,468,848	$497,157,654
+ Including securities loaned at value	$—	$16,334,297
* Cost of investments in securities	$477,077,900	$482,324,800
** Cost of short-term investments	$7,312,000	$18,634,649
See Accompanying Notes to Financial Statements
9

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2019 (Unaudited) (continued)

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
Class A
Net assets	$364,325,050	$52,998,552
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	15,742,150	4,490,257
Net asset value and redemption price per share†	$23.14	$11.80
Maximum offering price per share (5.75%)(1)	$24.55	$12.52
Class C
Net assets	$109,575,534	$6,963,407
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	4,777,829	810,368
Net asset value and redemption price per share†	$22.93	$8.59
Class I
Net assets	$201,482,020	$329,165,904
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	8,683,950	22,405,778
Net asset value and redemption price per share	$23.20	$14.69
Class P3
Net assets	$3,530	$3,960,722
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	150	265,016
Net asset value and redemption price per share	$23.52	$14.95
Class R
Net assets	$58,942,042	$111,954
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	2,566,588	9,453
Net asset value and redemption price per share	$22.97	$11.84
Class R6
Net assets	$20,517,460	$103,063,384
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	884,088	7,006,173
Net asset value and redemption price per share	$23.21	$14.71
Class W
Net assets	$85,623,212	$893,731
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	3,686,425	61,008
Net asset value and redemption price per share	$23.23	$14.65

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
10

STATEMENTS OF OPERATIONS for the six months ended November 30, 2019 (Unaudited)

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$10,323,716	$3,010,098
Interest	2,223	—
Securities lending income, net	217	65,259
Total investment income	10,326,156	3,075,357
EXPENSES:
Investment management fees	1,960,858	2,302,609
Distribution and shareholder service fees:
Class A	434,734	65,351
Class C	530,415	35,196
Class O(1)	4,764	9
Class R	141,964	258
Transfer agent fees:
Class A	201,458	43,943
Class C	61,450	5,917
Class I	33,967	317,615
Class O(1)	2,207	7
Class P3	18	38
Class R	32,893	87
Class R6	227	582
Class W	47,985	1,176
Shareholder reporting expense	39,894	40,260
Registration fees	65,794	63,866
Professional fees	45,384	32,025
Custody and accounting expense	55,431	56,346
Trustees fees	16,242	9,959
Licensing fee (Note 7)	81,616	—
Reorganization expense (Note 6)	20,344	17,852
Miscellaneous expense	24,844	20,906
Interest expense	299	5,445
Total expenses	3,802,788	3,019,447
Waived and reimbursed fees	(561,277)	(327,971)
Net expenses	3,241,511	2,691,476
Net investment income	7,084,645	383,881
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	29,549,473	(6,171,949)
Futures	639,498	—
Net realized gain (loss)	30,188,971	(6,171,949)
Net change in unrealized appreciation (depreciation) on:
Investments	75,270,499	61,689,574
Futures	212,816	—
Net change in unrealized appreciation (depreciation)	75,483,315	61,689,574
Net realized and unrealized gain	105,672,286	55,517,625
Increase in net assets resulting from operations	$112,756,931	$55,901,506
* Foreign taxes withheld	$—	$5,157

(1)
Class O converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements
11

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Corporate Leaders® 100 Fund		Voya Small Company Fund
	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
FROM OPERATIONS:
Net investment income	$7,084,645	$15,666,920	$383,881	$1,740,790
Net realized gain (loss)	30,188,971	62,993,551	(6,171,949)	45,192,524
Net change in unrealized appreciation (depreciation)	75,483,315	(55,904,461)	61,689,574	(118,035,822)
Increase (decrease) in net assets resulting from operations	112,756,931	22,756,010	55,901,506	(71,102,508)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	—	(30,041,227)	—	(9,501,166)
Class C	—	(8,666,473)	—	(2,112,011)
Class I	—	(29,622,568)	—	(65,030,681)
Class O(1)	—	(258,166)	—	(1,236)
Class P3	—	(254)	—	(258,076)
Class R	—	(4,699,226)	—	(4,450)
Class R6	—	(1,828,134)	—	(13,971,360)
Class W	—	(7,072,555)	—	(314,908)
Total distributions	—	(82,188,603)	—	(91,193,888)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	33,460,136	201,523,202	41,537,826	153,011,532
Reinvestment of distributions	—	74,879,711	—	88,811,245
	33,460,136	276,402,913	41,537,826	241,822,777
Cost of shares redeemed	(80,896,907)	(444,989,818)	(90,023,822)	(397,471,895)
Net decrease in net assets resulting from capital share transactions	(47,436,771)	(168,586,905)	(48,485,996)	(155,649,118)
Net increase (decrease) in net assets	65,320,160	(228,019,498)	7,415,510	(317,945,514)
NET ASSETS:
Beginning of year or period	775,148,688	1,003,168,186	489,742,144	807,687,658
End of year or period	$840,468,848	$775,148,688	$497,157,654	$489,742,144

(1)
Class O converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements
12

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Corporate Leaders® 100 Fund
Class A
11-30-19+	20.14	0.29•	2.71	3.00	—	—	—	—	—	23.14	14.90	0.93	0.82	0.82	2.69	364,325	9
05-31-19	21.70	0.36•	(0.02)	0.34	0.37	1.53	—	1.90	—	20.14	1.99	0.92	0.81	0.81	1.68	329,079	23
05-31-18	20.11	0.31•	1.93	2.24	0.33	0.32	—	0.65	—	21.70	11.08	0.90	0.81	0.81	1.46	280,385	14
05-31-17	17.75	0.30•	2.35	2.65	0.29	—	—	0.29	—	20.11	15.00	0.91	0.81	0.81	1.57	298,606	19
05-31-16	18.11	0.28	(0.38)	(0.10)	0.26	—	—	0.26	—	17.75	(0.50)	0.93	0.81	0.81	1.60	298,764	33
05-31-15	16.65	0.24•	1.39	1.63	0.17	—	—	0.17	—	18.11	9.80	0.93	0.83	0.83	1.37	314,471	28
Class C
11-30-19+	20.01	0.13•	2.79	2.92	—	—	—	—	—	22.93	14.59	1.68	1.35	1.35	1.17	109,576	9
05-31-19	21.54	0.24•	0.00*	0.24	0.24	1.53	—	1.77	—	20.01	1.48	1.67	1.35	1.35	1.11	99,290	23
05-31-18	19.97	0.20•	1.90	2.10	0.21	0.32	—	0.53	—	21.54	10.47	1.65	1.35	1.35	0.93	110,325	14
05-31-17	17.63	0.19•	2.33	2.52	0.18	—	—	0.18	—	19.97	14.37	1.66	1.37	1.37	1.02	109,432	19
05-31-16	18.02	0.18•	(0.39)	(0.21)	0.18	—	—	0.18	—	17.63	(1.15)	1.68	1.37	1.37	1.05	107,782	33
05-31-15	16.60	0.15•	1.39	1.54	0.12	—	—	0.12	—	18.02	9.31	1.68	1.37	1.37	0.87	106,971	28
Class I
11-30-19+	20.15	0.22•	2.83	3.05	—	—	—	—	—	23.20	15.14	0.60	0.50	0.50	2.03	201,482	9
05-31-19	21.71	0.41•	(0.01)	0.40	0.43	1.53	—	1.96	—	20.15	2.29	0.59	0.49	0.49	1.92	191,916	23
05-31-18	20.12	0.38•	1.93	2.31	0.40	0.32	—	0.72	—	21.71	11.43	0.56	0.49	0.49	1.78	333,230	14
05-31-17	17.76	0.37	2.34	2.71	0.35	—	—	0.35	—	20.12	15.35	0.57	0.49	0.49	1.92	352,048	19
05-31-16	18.12	0.34	(0.38)	(0.04)	0.32	—	—	0.32	—	17.76	(0.18)	0.59	0.49	0.49	1.92	288,623	33
05-31-15	16.65	0.30•	1.39	1.69	0.22	—	—	0.22	—	18.12	10.20	0.56	0.50	0.50	1.72	292,927	28
Class P3
11-30-19+	20.38	0.28•	2.86	3.14	—	—	—	—	—	23.52	15.41	1.70	0.01	0.01	2.52	4	9
06-04-18(4) - 05-31-19	21.98	0.52	(0.27)	0.25	0.32	1.53	—	1.85	—	20.38	1.58	1.65	0.00*	0.00*	2.48	3	23
Class R
11-30-19+	20.01	0.15•	2.81	2.96	—	—	—	—	—	22.97	14.79	1.18	1.10	1.10	1.43	58,942	9
05-31-19	21.55	0.29•	(0.01)	0.28	0.29	1.53	—	1.82	—	20.01	1.70	1.17	1.10	1.10	1.36	53,994	23
05-31-18	19.98	0.25•	1.91	2.16	0.27	0.32	—	0.59	—	21.55	10.76	1.15	1.10	1.10	1.18	59,800	14
05-31-17	17.65	0.23	2.34	2.57	0.24	—	—	0.24	—	19.98	14.64	1.16	1.12	1.12	1.28	59,970	19
05-31-16	18.03	0.22•	(0.39)	(0.17)	0.21	—	—	0.21	—	17.65	(0.88)	1.18	1.12	1.12	1.30	49,674	33
05-31-15	16.58	0.19•	1.39	1.58	0.13	—	—	0.13	—	18.03	9.57	1.18	1.12	1.12	1.09	45,882	28
Class R6
11-30-19+	20.16	0.22•	2.83	3.05	—	—	—	—	—	23.21	15.13	0.57	0.49	0.49	2.04	20,517	9
05-31-19	21.71	0.42•	0.00*	0.42	0.44	1.53	—	1.97	—	20.16	2.35	0.55	0.48	0.48	1.96	18,207	23
05-31-18	20.12	0.38•	1.93	2.31	0.40	0.32	—	0.72	—	21.71	11.44	0.53	0.48	0.48	1.79	24,586	14
05-31-17	17.76	0.37•	2.34	2.71	0.35	—	—	0.35	—	20.12	15.36	0.52	0.48	0.48	1.93	23,040	19
05-31-16	18.13	0.34•	(0.39)	(0.05)	0.32	—	—	0.32	—	17.76	(0.23)	0.54	0.48	0.48	1.97	13,724	33
10-01-14(4) - 05-31-15	17.02	0.33•	1.00	1.33	0.22	—	—	0.22	—	18.13	7.85	0.66	0.48	0.48	1.86	4,696	28
See Accompanying Notes to Financial Statements
13

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Corporate Leaders® 100 Fund (continued)
Class W
11-30-19+	20.18	0.21•	2.84	3.05	—	—	—	—	—	23.23	15.11	0.68	0.57	0.57	1.96	85,623	9
05-31-19	21.73	0.40•	(0.01)	0.39	0.41	1.53	—	1.94	—	20.18	2.24	0.67	0.56	0.56	1.88	78,983	23
05-31-18	20.14	0.37•	1.92	2.29	0.38	0.32	—	0.70	—	21.73	11.35	0.65	0.56	0.56	1.71	100,787	14
05-31-17	17.78	0.36•	2.34	2.70	0.34	—	—	0.34	—	20.14	15.27	0.66	0.56	0.56	1.88	100,390	19
05-31-16	18.13	0.32•	(0.37)	(0.05)	0.30	—	—	0.30	—	17.78	(0.23)	0.68	0.56	0.56	1.83	48,507	33
05-31-15	16.67	0.31•	1.36	1.67	0.21	—	—	0.21	—	18.13	10.09	0.68	0.58	0.58	1.74	66,109	28
Voya Small Company Fund
Class A
11-30-19+	10.56	(0.01)	1.25	1.24	—	—	—	—	—	11.80	11.74	1.44	1.36	1.36	(0.13)	52,999	66
05-31-19	14.60	0.00*	(1.69)	(1.69)	0.01	2.34	—	2.35	—	10.56	(10.71)	1.40	1.35	1.35	0.00*	49,154	111
05-31-18	14.88	(0.01)	1.74	1.73	0.00*	2.01	—	2.01	—	14.60	12.08	1.38	1.35	1.35	(0.07)	64,724	79
05-31-17	13.51	(0.02)	2.48	2.46	—	1.09	—	1.09	—	14.88	18.25	1.42	1.35	1.35	(0.12)	64,899	69
05-31-16	16.15	0.00*	(0.11)	(0.11)	—	2.53	—	2.53	—	13.51	0.17	1.45	1.35	1.35	0.01	56,493	58
05-31-15	16.01	(0.04)	1.72	1.68	—	1.54	—	1.54	—	16.15	11.10	1.35	1.34	1.34	(0.24)	48,797	34
Class C
11-30-19+	7.71	(0.04)•	0.92	0.88	—	—	—	—	—	8.59	11.41	2.19	2.11	2.11	(0.87)	6,963	66
05-31-19	11.50	(0.08)	(1.36)	(1.44)	0.01	2.34	—	2.35	—	7.71	(11.52)	2.15	2.10	2.10	(0.76)	7,105	111
05-31-18	12.20	(0.10)	1.41	1.31	—	2.01	—	2.01	—	11.50	11.22	2.13	2.10	2.10	(0.82)	11,809	79
05-31-17	11.32	(0.09)	2.06	1.97	—	1.09	—	1.09	—	12.20	17.42	2.17	2.10	2.10	(0.87)	11,495	69
05-31-16	14.06	(0.09)•	(0.12)	(0.21)	—	2.53	—	2.53	—	11.32	(0.58)	2.20	2.10	2.10	(0.75)	7,439	58
05-31-15	14.23	(0.13)	1.50	1.37	—	1.54	—	1.54	—	14.06	10.27	2.10	2.09	2.09	(0.99)	6,658	34
Class I
11-30-19+	13.12	0.02	1.55	1.57	—	—	—	—	—	14.69	11.97	1.22	1.05	1.05	0.18	329,166	66
05-31-19	17.45	0.05	(2.01)	(1.96)	0.03	2.34	—	2.37	—	13.12	(10.46)	1.17	1.04	1.04	0.28	319,622	111
05-31-18	17.41	0.04	2.06	2.10	0.05	2.01	—	2.06	—	17.45	12.44	1.16	1.04	1.04	0.24	618,289	79
05-31-17	15.63	0.03	2.88	2.91	0.04	1.09	—	1.13	—	17.41	18.64	1.17	1.04	1.04	0.20	510,989	69
05-31-16	18.25	0.05	(0.11)	(0.06)	0.03	2.53	—	2.56	—	15.63	0.46	1.16	1.04	1.04	0.30	407,492	58
05-31-15	17.91	0.01	1.94	1.95	0.07	1.54	—	1.61	—	18.25	11.50	1.12	1.04	1.04	0.06	463,005	34
Class P3
11-30-19+	13.28	0.09•	1.58	1.67	—	—	—	—	—	14.95	12.58	1.03	0.01	0.01	1.26	3,961	66
06-01-18(4) - 05-31-19	17.59	0.21•	(2.13)	(1.92)	0.05	2.34	—	2.39	—	13.28	(10.09)	0.98	0.00*	0.00*	1.38	2,955	111
Class R
11-30-19+	10.55	(0.02)	1.31	1.29	—	—	—	—	—	11.84	12.23	1.69	1.61	1.61	(0.38)	112	66
05-31-19	14.51	0.00*	(1.61)	(1.61)	0.01	2.34	—	2.35	—	10.55	(10.15)	1.65	1.60	1.60	(0.07)	92	111
05-31-18	14.83	(0.05)•	1.74	1.69	—	2.01	—	2.01	—	14.51	11.83	1.63	1.60	1.60	(0.32)	7	79
10-04-16(4) - 05-31-17	14.23	(0.04)•	1.76	1.72	0.03	1.09	—	1.12	—	14.83	12.11	1.67	1.60	1.60	(0.41)	3	69
See Accompanying Notes to Financial Statements
14

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Small Company Fund (continued)
Class R6
11-30-19+	13.13	0.02	1.56	1.58	—	—	—	—	—	14.71	12.03	1.02	1.00	1.00	0.23	103,063	66
05-31-19	17.47	0.07	(2.02)	(1.95)	0.05	2.34	—	2.39	—	13.13	(10.40)	0.98	0.96	0.96	0.40	109,363	111
05-31-18	17.43	0.06	2.05	2.11	0.06	2.01	—	2.07	—	17.47	12.51	0.97	0.95	0.95	0.33	106,249	79
05-31-17	15.64	0.05•	2.88	2.93	0.05	1.09	—	1.14	—	17.43	18.77	0.98	0.96	0.96	0.27	90,758	69
05-31-16	18.26	0.07	(0.12)	(0.05)	0.04	2.53	—	2.57	—	15.64	0.54	0.99	0.97	0.97	0.36	25,186	58
05-31-15	17.93	0.03	1.93	1.96	0.09	1.54	—	1.63	—	18.26	11.53	0.97	0.96	0.96	0.13	28,149	34
Class W
11-30-19+	13.09	0.02	1.54	1.56	—	—	—	—	—	14.65	11.92	1.19	1.11	1.11	0.10	894	66
05-31-19	17.39	0.03•	(1.98)	(1.95)	0.01	2.34	—	2.35	—	13.09	(10.47)	1.15	1.10	1.10	0.20	1,445	111
05-31-18	17.37	0.03	2.04	2.07	0.04	2.01	—	2.05	—	17.39	12.32	1.13	1.10	1.10	0.19	4,417	79
05-31-17	15.59	0.02	2.88	2.90	0.03	1.09	—	1.12	—	17.37	18.63	1.17	1.10	1.10	0.17	4,612	69
05-31-16	18.21	0.04	(0.11)	(0.07)	0.02	2.53	—	2.55	—	15.59	0.39	1.20	1.10	1.10	0.23	1,010	58
05-31-15	17.88	0.00*	1.93	1.93	0.06	1.54	—	1.60	—	18.21	11.40	1.10	1.09	1.09	0.01	1,425	34

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

+
Unaudited.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
15

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited)

NOTE 1 — ORGANIZATION
Prior to the close of business on November 8, 2019, Voya Corporate Leaders® 100 Fund (“Corporate Leaders® 100”) and Voya Small Company Fund (“Small Company”) (each, a “Fund” and collectively, the “Funds”), were separate active series under Voya Series Fund, Inc. (the “Company”). The Company was incorporated under the laws of the State of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. Prior to the close of business on November 8, 2019 there were six separate active series which comprised the Company and effective on the close of business on November 8, 2019, there were no active series which comprised the Company.
Effective on the close of business on November 8, 2019, Corporate Leaders® 100 and Small Company were each reorganized into a series of Voya Equity Trust (the “Trust”) and are now each a separately active investment series under the Trust. The Trust is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of twelve separate active investment series. This report is for Corporate Leaders® 100 and Small Company, each a diversified series of the Trust.
Each Fund offers the following classes of shares: Class A, Class C, Class I, Class P3, Class R, Class R6, and Class W. At the close of business on November 22, 2019, all outstanding Class O shares of each Fund were converted to Class A shares of the same Fund. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable.
Beginning on January 2, 2020, Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares ten years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank

16

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-sizetrading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

17

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included within the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

18

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset

19

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
E. Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds’ assets are valued.
Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds’ Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds’ Statements of Operations. Realized gains (losses) are reported in the Funds’ Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended November 30, 2019, Corporate Leaders® 100 purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds’ securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the period ended November 30, 2019, Corporate Leaders® 100 had an average notional value on futures contracts purchased of  $6,060,382. Please refer to the table within the Portfolio of Investments for open futures contracts for Corporate Leaders® 100 at November 30, 2019.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. The Funds declare and pay dividends, if any, annually. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

20

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended November 30, 2019, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Corporate Leaders® 100	$70,208,172	$116,555,393
Small Company	323,136,625	358,305,532
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:
Fund	As a Percentage of Average Daily Net Assets
Corporate Leaders® 100	0.500% on the first $500 million; 0.450% on the next $500 million; and 0.400% in excess of $1 billion
Small Company(1)	0.950% on the first $250 million; 0.900% on the next $250 million; 0.875% on the next $250 million; 0.850% on the next $1.25 billion; and 0.825% in excess of $2 billion

(1)
The Investment Adviser is contractually obligated to waive 0.02% of the management fee for Small Company. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

21

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Fund. Voya IM provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages each Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares, with the exception of Class I, Class P3, Class R6, and Class W, of the Funds pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
	Class A	Class C	Class R
Corporate Leaders® 100	0.25%	1.00%(1)	0.50%
Small Company	0.25%	1.00%	0.50%

(1)
The Distributor has agreed to waive 0.25% of the Distribution Fee. Termination or modification of this contractual waiver requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended November 30, 2019, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:
Corporate Leaders® 100	$8,680	$—
Small Company	1,762	—
Contingent Deferred Sales Charges:
Corporate Leaders® 100	$—	$668
Small Company	—	49
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
For the period ended November 30, 2019, Corporate Leaders® 100 and Small Company incurred $20,344 and $17,852, respectively, of costs associated with the reorganization as series of Voya Series Fund, Inc. to series of Voya Equity Trust. The Investment Adviser reimbursed $6,381 and $3,889 of these costs for Corporate Leaders® 100 and Small Company, respectively. Please refer to Note 1 for additional information.
At November 30, 2019, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the following Funds:
Subsidiary	Fund	Percentage
Voya Institutional Trust Company	Corporate Leaders® 100	9.82%
	Small Company	7.23
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Funds’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate the Funds’ equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to the Fund is reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

22

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 7 — LICENSING FEE
Corporate Leaders® 100 pays an annual licensing fee to S&P Opco, LLC.
NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES
At November 30, 2019, the following Fund had the following payable included in Other Accrued Expenses and Liabilities of the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expense	Amount
Corporate Leaders® 100	Custody Expense	$75,443
	Transfer Agent	89,188
NOTE 9 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
	Class A	Class C	Class I	Class P3	Class R	Class R6	Class W
Corporate Leaders® 100	0.90%	1.45%	0.65%	0.00%	1.15%	0.65%	0.65%
Small Company	1.50%	2.25%	1.25%	0.00%	1.75%	1.04%	1.25%
Pursuant to side letter agreements, through October 1, 2021, the Investment Adviser has further lowered the expense limits for certain share classes of shares of the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
	Class A	Class C	Class I	Class P3	Class R	Class R6	Class W
Corporate Leaders® 100	0.81%	N/A	0.49%	N/A	N/A	0.48%	0.56%
Small Company(1)	1.35%	2.10%	1.04%	N/A	1.60%	1.04%	1.10%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

With the exception of the non-recoupable management fee waiver for Small Company and unless specified above, the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of November 30, 2019, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	November 30,
	2020	2021	2022	Total
Corporate Leaders® 100	$386,622	$631,669	$637,568	$1,655,859
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of November 30, 2019, are as follows:
	November 30,
	2020	2021	2022	Total
Corporate Leaders® 100
Class A	$137,478	$106,584	$126,176	$370,238
Class I	88,679	78,815	51,629	219,123
Class R6	401	491	500	1,392
Class W	42,049	34,082	29,679	105,810
Each Expense Limitation Agreement is contractual through October 1, 2021 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 10 — LINE OF CREDIT
Effective May 17, 2019, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The below Funds utilized the line of credit during the period ended November 30, 2019, as follows:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Corporate Leaders® 100	3	$1,194,667	3.05%
Small Company	1	10,370,000	3.30

23

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 11 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Corporate Leaders® 100
Class A
11/30/2019	286,310	—	22	(1,066,359)	178,989	(601,038)	122,847,396	—	557,021	(177,372,713)	4,111,370	(49,856,926)
5/31/2019	4,738,659	—	1,428,981	(2,747,889)	—	3,419,751	104,724,798	—	27,493,602	(58,504,424)	—	73,713,976
Class C
11/30/2019	228,645	—	—	(413,602)	—	(184,957)	4,922,525	—	—	(8,944,888)	—	(4,022,363)
5/31/2019	373,863	—	399,569	(932,220)	—	(158,788)	7,759,239	—	7,655,744	(19,530,639)	—	(4,115,656)
Class I
11/30/2019	591,660	—	—	(1,430,209)	—	(838,549)	12,959,973	—	—	(31,164,381)	—	(18,204,408)
5/31/2019	2,990,226	—	1,354,200	(10,172,090)	—	(5,827,664)	64,250,752	—	26,041,262	(210,191,681)	—	(119,899,667)
Class O(1)
11/30/2019	296	—	—	(3,814)	(175,775)	(179,293)	(116,608,231)	—	(557,021)	154,063,627	(4,111,370)	32,787,005
5/31/2019	40,253	—	13,070	(4,214,998)	—	(4,161,675)	904,696	—	256,044	(94,106,177)	—	(92,945,437)
Class P3
11/30/2019	—	—	—	—	—	—	—	—	—	—	—	—
6/4/2018(2) - 5/31/2019	137	—	13	—	—	150	3,000	—	254	—	—	3,254
Class R
11/30/2019	96,403	—	—	(228,283)	—	(131,880)	2,098,658	—	—	(4,907,477)	—	(2,808,819)
5/31/2019	159,135	—	238,530	(474,576)	—	(76,911)	3,322,581	—	4,565,466	(10,128,360)	—	(2,240,313)
Class R6
11/30/2019	143,193	—	—	(162,317)	—	(19,124)	3,117,532	—	—	(3,516,232)	—	(398,700)
5/31/2019	168,584	—	95,067	(492,687)	—	(229,036)	3,583,888	—	1,828,134	(10,539,290)	—	(5,127,268)
Class W
11/30/2019	189,161	—	—	(416,114)	—	(226,953)	4,122,283	—	—	(9,054,843)	—	(4,932,560)
5/31/2019	806,788	—	365,483	(1,896,644)	—	(724,373)	16,974,248	—	7,039,205	(41,989,247)	—	(17,975,794)
Small Company
Class A
11/30/2019	346,655	—	—	(513,417)	763	(165,999)	3,860,187	—	—	(5,714,137)	8,844	(1,845,106)
5/31/2019	725,303	—	912,512	(1,413,724)	—	224,091	9,312,273	—	9,143,373	(17,925,663)	—	529,983
Class C
11/30/2019	19,154	—	—	(129,759)	—	(110,605)	158,271	—	—	(1,048,332)	—	(890,061)
5/31/2019	98,966	—	283,781	(488,405)	—	(105,658)	969,572	—	2,085,795	(4,374,627)	—	(1,319,260)
Class I
11/30/2019	2,282,240	—	—	(4,238,872)	—	(1,956,632)	37,187,770	—	2,863	(65,352,374)	—	(28,161,741)
5/31/2019	6,864,024	—	5,074,826	(23,014,203)	—	(11,075,353)	99,979,476	—	63,080,084	(343,873,676)	—	(180,814,116)
Class O(1)
11/30/2019	124	—	—	—	(764)	(640)	(5,458,280)	—	(2,863)	6,143,619	(8,844)	673,632
5/31/2019	3,328	—	114	(153,140)	—	(149,698)	49,825	—	1,141	(2,082,280)	—	(2,031,314)
Class P3
11/30/2019	91,340	—	—	(48,929)	—	42,411	1,286,675	—	—	(689,032)	—	597,643
5/31/2019	259,703	—	20,613	(57,711)	—	222,605	3,947,257	—	258,076	(869,307)	—	3,336,026
Class R
11/30/2019	1,129	—	—	(354)	—	775	12,725	—	—	(4,130)	—	8,595
5/31/2019	7,788	—	446	(44)	—	8,190	91,173	—	4,450	(645)	—	94,978
Class R6
11/30/2019	319,372	—	—	(1,639,972)	—	(1,320,600)	4,440,352	—	—	(22,608,761)	—	(18,168,409)
5/31/2019	2,795,531	—	1,123,100	(1,673,286)	—	2,245,345	38,161,062	—	13,971,361	(25,243,074)	—	26,889,349
Class W
11/30/2019	3,691	—	—	(53,114)	—	(49,423)	50,126	—	—	(750,675)	—	(700,549)
5/31/2019	30,513	—	21,512	(195,562)	—	(143,537)	500,894	—	266,965	(3,102,623)	—	(2,334,764)

(1)
Class O converted to Class A on November 22, 2019.

(2)
Commencement of operations.

24

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 12 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of November 30, 2019:
Small Company
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$281,502	$(281,502)	$—
BofA Securities Inc.	3,581,224	(3,581,224)	—
Citadel Securities LLC	1,323,904	(1,323,904)	—
Citigroup Global Markets Inc.	2,071,864	(2,071,864)	—
Cowen Excecution Services LLC	395	(395)	—
Credit Suisse Securities (USA) LLC	28,846	(28,846)	—
Daiwa Capital Markets America Inc.	883,604	(883,604)	—
Goldman Sachs & Co. LLC	326,753	(326,753)	—
J.P. Morgan Securities LLC	1,732,840	(1,732,840)	—
Jefferies LLC	3,745,090	(3,745,090)	—
Morgan Stanley & Co. LLC	1,687,851	(1,687,851)	—
National Financial Services LLC	200,582	(200,582)	—
TD Prime Services	118,023	(118,023)	—
Wells Fargo Securities LLC	351,819	(351,819)	—
Total	$16,334,297	$(16,334,297)	$—

(1)
Collateral with a fair value of  $16,747,649 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 13 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The Funds paid no dividends or distributions during the six months ended November 30, 2019. The tax composition of dividends and distributions to shareholders during the year ended May 31, 2019 was as follows:
	Ordinary Income	Long-term Capital Gains
Corporate Leaders® 100	$19,586,209	$62,602,394
Small Company	27,745,456	63,448,432

25

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of November 30, 2019 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Corporate Leaders® 100	$15,970,289	$60,407,831	$341,757,863	$—	—	—
Small Company	964,154	—	11,439,014	(1,401,457)	Short-term	None
				(6,105,388)	Long-term	None
				$(7,506,845)
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of November 30, 2019, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2014.
NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS
The Funds have made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Funds have concluded that the change in accounting principle does not materially impact the financial statement amounts.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Funds have elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Funds’ financial statements. The Funds plan to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Funds are currently evaluating the impact of these changes on the financial statements.
NOTE 15 — AUDITOR CHANGE
On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to the Trust, on behalf of the Funds. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board and was approved by the Board.
KPMG’s reports on the Funds’ financial statements for the fiscal years ended May 31, 2019 and May 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended May 31, 2019 and May 31, 2018 and during the subsequent interim period through September 12, 2019: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

26

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 15 — AUDITOR CHANGE (continued)

On September 12, 2019, the Audit Committee of the Board recommended and the Board approved the selection of Ernst & Young LLP (“EY”) as the Funds’ independent registered public accounting firm for the fiscal year ending May 31, 2020. During the Funds’ fiscal years ended May 31, 2019 and May 31, 2018, and the subsequent interim period through September 12, 2019, neither the Funds, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).
NOTE 16 — SUBSEQUENT EVENTS
Dividends: Subsequent to November 30, 2019, the Funds declared and paid dividends and distributions of:
	Type	Per Share Amount	Payable Date	Record Date
Corporate Leaders® 100
Class A	NII	$0.3842	December 17, 2019	December 13, 2019
Class C	NII	$0.2654	December 17, 2019	December 13, 2019
Class I	NII	$0.4542	December 17, 2019	December 13, 2019
Class P3	NII	$0.2071	December 17, 2019	December 13, 2019
Class R	NII	$0.3216	December 17, 2019	December 13, 2019
Class R6	NII	$0.4571	December 17, 2019	December 13, 2019
Class W	NII	$0.4392	December 17, 2019	December 13, 2019
All Classes	STCG	$0.0266	December 17, 2019	December 13, 2019
All Classes	LTCG	$1.6060	December 17, 2019	December 13, 2019
	Type	Per Share Amount	Payable Date	Record Date
Small Company
Class A	NII	$0.0067	December 17, 2019	December 13, 2019
Class C	NII	$0.0000	December 17, 2019	December 13, 2019
Class I	NII	$0.0391	December 17, 2019	December 13, 2019
Class P3	NII	$0.0000	December 17, 2019	December 13, 2019
Class R	NII	$0.0470	December 17, 2019	December 13, 2019
Class R6	NII	$0.0216	December 17, 2019	December 13, 2019
Class W	NII	$0.0000	December 17, 2019	December 13, 2019
Class A	NII	$0.0116	January 2, 2020	December 30, 2019
Class C	NII	$0.0116	January 2, 2020	December 30, 2019
Class I	NII	$0.0116	January 2, 2020	December 30, 2019
Class P3	NII	$0.0116	January 2, 2020	December 30, 2019
Class R	NII	$0.0116	January 2, 2020	December 30, 2019
Class R6	NII	$0.0116	January 2, 2020	December 30, 2019
Class W	NII	$0.0116	January 2, 2020	December 30, 2019

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Class Conversion: The Board approved the conversion for the Funds’ Class C shares to Class A shares of the same Fund. Beginning on January 2, 2020, all outstanding Class C shares of each respective Fund were automatically converted to Class A shares of the same Fund after they had been held for a ten-year holding period.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

27

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of November 30, 2019 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.9%
	Communication Services: 8.1%
6,404 (1)	Alphabet, Inc. - Class C	$8,356,964	1.0
19,314 (1)	Charter Communications, Inc.	9,077,773	1.1
44,301 (1)	Facebook, Inc. - Class A	8,932,854	1.0
29,823 (1)	Netflix, Inc.	9,384,105	1.1
130,111	Verizon Communications, Inc.	7,837,887	1.0
60,370	Walt Disney Co.	9,150,884	1.1
384,698	Other Securities	15,565,357	1.8
		68,305,824	8.1

	Consumer Discretionary: 9.4%
4,547 (1)	Amazon.com, Inc.	8,188,238	1.0
71,624	Lowe’s Cos, Inc.	8,402,212	1.0
73,933	Target Corp.	9,242,364	1.1
1,322,469 (2)	Other Securities	53,276,166	6.3
		79,108,980	9.4

	Consumer Staples: 10.7%
195,507	Altria Group, Inc.	9,716,698	1.2
27,438	Costco Wholesale Corp.	8,226,187	1.0
281,813	Kraft Heinz Co.	8,595,296	1.0
104,428	Philip Morris International, Inc.	8,660,214	1.0
144,196	Walgreens Boots Alliance, Inc.	8,594,082	1.0
66,236	Walmart, Inc.	7,888,045	1.0
514,041	Other Securities	37,965,933	4.5
		89,646,455	10.7

	Energy: 5.5%
135,504	ConocoPhillips	8,122,110	1.0
228,536	Schlumberger Ltd.	8,273,003	1.0
729,290	Other Securities	29,373,602	3.5
		45,768,715	5.5

	Financials: 15.0%
72,760	Allstate Corp.	8,101,826	1.0
267,314	Bank of America Corp.	8,906,903	1.1
176,188	Bank of New York Mellon Corp.	8,627,926	1.0
37,819 (1)	Berkshire Hathaway, Inc. - Class B	8,331,526	1.0
17,586	BlackRock, Inc.	8,703,487	1.0
85,896	Capital One Financial Corp.	8,590,459	1.0
112,951	Citigroup, Inc.	8,484,879	1.0
37,544	Goldman Sachs Group, Inc.	8,310,364	1.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
66,647	JPMorgan Chase & Co.	$8,781,409	1.0
165,660	Metlife, Inc.	8,268,091	1.0
183,139	Morgan Stanley	9,061,718	1.1
141,543	US Bancorp	8,496,826	1.0
154,718	Wells Fargo & Co.	8,425,942	1.0
205,861	Other Securities	15,303,659	1.8
		126,395,015	15.0

	Health Care: 16.8%
95,866	Abbott Laboratories	8,191,750	1.0
104,819	AbbVie, Inc.	9,195,771	1.1
46,631	Allergan plc	8,623,937	1.0
40,246	Amgen, Inc.	9,446,541	1.1
34,079 (1)	Biogen, Inc.	10,217,225	1.2
156,226	Bristol-Myers Squibb Co.	8,895,508	1.1
126,380	CVS Health Corp.	9,512,623	1.1
69,821	Eli Lilly & Co.	8,193,494	1.0
124,732	Gilead Sciences, Inc.	8,386,980	1.0
61,009	Johnson & Johnson	8,388,127	1.0
73,106	Medtronic PLC	8,143,277	1.0
94,630	Merck & Co., Inc.	8,249,843	1.0
216,613	Pfizer, Inc.	8,343,933	1.0
28,290	Thermo Fisher Scientific, Inc.	8,881,646	1.1
36,448	UnitedHealth Group, Inc.	10,200,702	1.2
55,424	Other Securities	8,090,796	0.9
		140,962,153	16.8

	Industrials: 13.0%
47,686	3M Co.	8,095,652	1.0
61,977	Caterpillar, Inc.	8,969,931	1.1
118,165	Emerson Electric Co.	8,727,667	1.0
54,124	FedEx Corp.	8,662,546	1.0
867,877	General Electric Co.	9,780,974	1.2
46,689	Honeywell International, Inc.	8,336,321	1.0
20,229	Lockheed Martin Corp.	7,910,146	1.0
40,127	Raytheon Co.	8,724,412	1.0
48,225	Union Pacific Corp.	8,487,118	1.0
57,523	United Technologies Corp.	8,532,962	1.0
129,318	Other Securities	23,191,742	2.7
		109,419,471	13.0

	Information Technology: 14.0%
40,996	Accenture PLC	8,246,755	1.0
28,268 (1)	Adobe, Inc.	8,749,794	1.0
35,854	Apple, Inc.	9,581,982	1.1
154,504	Intel Corp.	8,968,957	1.1

See Accompanying Notes to Financial Statements
28

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of November 30, 2019 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
29,152	Mastercard, Inc. - Class A	$8,519,089	1.0
56,964	Microsoft Corp.	8,623,210	1.0
45,678	Nvidia Corp.	9,900,250	1.2
145,048	Oracle Corp.	8,142,995	1.0
76,767 (1)	PayPal Holdings, Inc.	8,291,603	1.0
102,384	Qualcomm, Inc.	8,554,183	1.0
45,090	Visa, Inc. - Class A	8,319,556	1.0
277,124	Other Securities	22,061,033	2.6
		117,959,407	14.0

	Materials: 1.9%
166,680	Dow, Inc.	8,895,712	1.0
111,683	Other Securities	7,238,175	0.9
		16,133,887	1.9

	Real Estate: 0.9%
49,668	Other Securities	7,510,298	0.9

	Utilities: 3.6%
403,946	Other Securities	30,163,115	3.6
	Total Common Stock (Cost $477,077,900)	831,373,320	98.9

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.9%
	Mutual Funds: 0.9%
7,312,000 (3)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.530% (Cost $7,312,000)	$7,312,000	0.9
	Total Short-Term Investments (Cost $7,312,000)	7,312,000	0.9
	Total Investments in Securities (Cost $484,389,900)	$838,685,320	99.8
	Assets in Excess of Other Liabilities	1,783,528	0.2
	Net Assets	$840,468,848	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Rate shown is the 7-day yield as of November 30, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of November 30, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2019
Asset Table
Investments, at fair value
Common Stock*	$831,373,320	$—	$—	$831,373,320
Short-Term Investments	7,312,000	—	—	7,312,000
Total Investments, at fair value	$838,685,320	$—	$—	$838,685,320
Other Financial Instruments+
Futures	163,074	—	—	163,074
Total Assets	$838,848,394	$—	$—	$838,848,394

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements
29

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of November 30, 2019 (Unaudited) (continued)

At November 30, 2019, the following futures contracts were outstanding for Voya Corporate Leaders® 100 Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500® E-Mini	57	12/20/19	$8,959,545	$163,074
			$8,959,545	$163,074
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of November 30, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$163,074
Total Asset Derivatives		$163,074

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended November 30, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$639,498
Total	$639,498

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$212,816
Total	$212,816
At November 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $497,090,531.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$365,344,326
Gross Unrealized Depreciation	(23,586,463)
Net Unrealized Appreciation	$341,757,863
See Accompanying Notes to Financial Statements
30

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of November 30, 2019 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.0%
	Communication Services: 2.0%
208,287 (1)	Imax Corp.	$4,478,171	0.9
489,068 (2)	Other Securities	5,566,381	1.1
		10,044,552	2.0

	Consumer Discretionary: 11.8%
230,986	Callaway Golf Co.	4,799,889	1.0
27,525 (1)	Deckers Outdoor Corp.	4,629,155	0.9
34,602 (1)	Helen of Troy Ltd.	5,585,455	1.1
127,082	La-Z-Boy, Inc.	4,015,791	0.8
959,206 (2)(3)	Other Securities	39,831,325	8.0
		58,861,615	11.8

	Consumer Staples: 3.5%
173,422 (1)	BJ’s Wholesale Club Holdings, Inc.	4,110,101	0.8
124,231 (1)	Performance Food Group Co.	5,846,311	1.2
362,045 (2)	Other Securities	7,553,457	1.5
		17,509,869	3.5

	Energy: 2.3%
1,015,521 (2)(3)	Other Securities	11,369,192	2.3

	Financials: 19.8%
172,131	CenterState Bank Corp.	4,377,291	0.9
125,393	Columbia Banking System, Inc.	4,900,358	1.0
434,828	First BanCorp. Puerto Rico	4,565,694	0.9
208,419	First Financial Bancorp.	5,068,750	1.0
112,627	Hancock Whitney Corp.	4,573,783	0.9
80,949	Independent Bank Group, Inc.	4,665,091	0.9
84,881	Lakeland Financial Corp.	3,999,593	0.8
205,975	OFG Bancorp	4,418,164	0.9
288,368	Redwood Trust, Inc.	4,665,794	1.0
70,726	Selective Insurance Group	4,683,476	1.0
93,182	Stifel Financial Corp.	5,825,739	1.2
102,200	WSFS Financial Corp.	4,557,098	0.9
903,737	Other Securities	41,877,304	8.4
		98,178,135	19.8

	Health Care: 14.9%
30,174 (1)	Amedisys, Inc.	4,917,155	1.0
57,220	Encompass Health Corp.	4,046,026	0.8
37,033	Hill-Rom Holdings, Inc.	43,970,308	0.8
50,435 (1)	Repligen Corp.	4,476,106	0.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
91,461 (1)	Syneos Health, Inc.	$5,022,124	1.0
1,590,215 (2)(3)	Other Securities	51,820,530	10.4
		74,252,249	14.9

	Industrials: 17.6%
41,092	Alamo Group, Inc.	4,717,361	1.0
83,095	Deluxe Corp.	4,244,493	0.9
52,871	EMCOR Group, Inc.	4,701,818	0.9
57,886 (1)	Generac Holdings, Inc.	5,701,771	1.1
71,279 (1)	Huron Consulting Group, Inc.	4,779,257	1.0
51,023	ICF International, Inc.	4,578,294	0.9
41,983 (1)	Saia, Inc.	3,984,187	0.8
49,631	Tetra Tech, Inc.	4,381,921	0.9
59,926 (1)	Trex Co., Inc.	5,157,231	1.0
86,283	Universal Forest Products, Inc.	4,279,637	0.9
44,306	Watts Water Technologies, Inc.	4,295,910	0.9
35,170	Woodward, Inc.	4,107,504	0.8
828,715 (2)	Other Securities	32,275,953	6.5
		87,205,337	17.6

	Information Technology: 14.1%
129,768 (1)	ACI Worldwide, Inc.	4,866,300	1.0
70,651 (1)	Cornerstone OnDemand, Inc.	4,357,047	0.9
58,357 (1)	Envestnet, Inc.	4,155,602	0.8
146,006 (1)	Evo Payments, Inc.	4,098,388	0.8
62,842	j2 Global, Inc.	6,096,931	1.2
55,315 (1)	Lumentum Holdings, Inc.	4,074,503	0.8
126,642 (1)	Onto Innovation, Inc.	4,250,105	0.9
37,415 (1)	Silicon Laboratories, Inc.	3,963,371	0.8
273,829 (1)	Viavi Solutions, Inc.	4,112,912	0.8
648,137 (2)	Other Securities	30,088,638	6.1
		70,063,797	14.1
	Materials: 3.2%
74,499	Sensient Technologies Corp.	4,715,042	0.9
310,927	Other Securities	11,313,414	2.3
		16,028,456	3.2

	Real Estate: 7.3%
202,823	Columbia Property Trust, Inc.	4,210,606	0.8
236,122	Physicians Realty Trust	4,531,181	0.9

See Accompanying Notes to Financial Statements
31

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of November 30, 2019 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate (continued)
61,761	Ryman Hospitality Properties	$5,510,934	1.1
169,096	STAG Industrial, Inc.	5,240,285	1.1
436,721	Other Securities	16,746,886	3.4
		36,239,892	7.3

	Utilities: 2.5%
174,229	Other Securities	12,327,382	2.5
	Total Common Stock (Cost $478,612,837)	492,080,476	99.0
EXCHANGE-TRADED FUNDS: 0.8%
23,781 (3)	Other Securities	3,847,053	0.8
	Total Exchange-Traded Funds (Cost $3,711,963)	3,847,053	0.8
	Total Long-Term Investments (Cost $482,324,800)	495,927,529	99.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.7%
	Repurchase Agreements: 3.2%
3,898,242 (4)	Barclays Capital, Inc., Repurchase Agreement dated 11/29/19, 1.62%, due 12/02/19 (Repurchase Amount $3,898,761, collateralized by various U.S. Government Securities, 0.000%-3.000%, Market Value plus accrued interest $3,976,207, due 09/15/22-05/15/45)	3,898,242	0.8
476,681 (4)	BNP Paribas S.A., Repurchase Agreement dated 11/29/19, 1.62%, due 12/02/19 (Repurchase Amount $476,744, collateralized by various U.S. Government Securities, 0.000%-2.000%, Market Value plus accrued interest $486,215, due 05/15/20-11/15/48)	476,681	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
3,898,242 (4)	Cantor Fitzgerald Securities, Repurchase Agreement dated 11/29/19, 1.68%, due 12/02/19 (Repurchase Amount $3,898,780, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $3,976,207, due 12/25/19-10/20/69)	$3,898,242	0.8
1,297,280 (4)	Citibank N.A., Repurchase Agreement dated 11/29/19, 1.65%, due 12/02/19 (Repurchase Amount $1,297,456, collateralized by various U.S. Government Agency Obligations, 2.100%-4.500%, Market Value plus accrued interest $1,324,143, due 11/01/20-08/01/48)	1,297,280	0.2
2,600,962 (4)	Citigroup, Inc., Repurchase Agreement dated 11/29/19, 1.65%, due 12/02/19 (Repurchase Amount $2,601,315, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-11.000%, Market Value plus accrued interest $2,652,981, due 02/15/20-01/01/59)	2,600,962	0.5
3,898,242 (4)	RBC Dominion Securities Inc., Repurchase Agreement dated 11/29/19, 1.64%, due 12/02/19 (Repurchase Amount $3,898,767, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $3,976,207, due 12/05/19-11/20/49)	3,898,242	0.8
	Total Repurchase Agreements (Cost $16,069,649)	16,069,649	3.2

See Accompanying Notes to Financial Statements
32

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of November 30, 2019 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds(4): 0.5%
2,226,000 (4)(5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.530%	$2,226,000	0.4
339,000 (4)(5)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 2.090%	339,000	0.1
	Total Mutual Funds (Cost $2,565,000)	2,565,000	0.5
	Total Short-Term Investments (Cost $18,634,649)	18,634,649	3.7
	Total Investments in Securities (Cost $500,959,449)	$514,562,178	103.5
	Liabilities in Excess of Other Assets	(17,404,524)	(3.5)
	Net Assets	$497,157,654	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
The grouping contains securities on loan.

(4)
Represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of November 30, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of November 30, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2019
Asset Table
Investments, at fair value
Common Stock*	$492,080,476	$—	$—	$492,080,476
Exchange-Traded Funds	3,847,053	—	—	3,847,053
Short-Term Investments	2,565,000	16,069,649	—	18,634,649
Total Investments, at fair value	$498,492,529	$16,069,649	$—	$514,562,178

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At November 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $503,123,164.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$39,880,601
Gross Unrealized Depreciation	(28,441,587)
Net Unrealized Appreciation	$11,439,014
See Accompanying Notes to Financial Statements
33

Advisory and Sub-Advisory Contract Approval Discussion (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 21, 2019, the Board of Trustees (“Board”) of Voya Equity Trust (the “Trust”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of Voya Corporate Leaders® 100 Fund and Voya Small Company Fund, each a series of the Trust (the “Funds”), and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”)) with Voya Investment Management Co. LLC, the sub-adviser to each Fund (the “Sub-Adviser”), for an additional one year period ending November 30, 2020. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 21, 2019, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2019, and November 19, 2019, specifically to review and consider materials related to the proposed continuance of the Contracts that they believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC meets several times throughout the year to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”) related to the investment management and sub-advisory contract renewal process. The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on that Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained, including most recently in 2018, an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Funds, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Funds as set forth in the Management Contracts, including oversight of the Funds’ operations and risk management and the oversight of their various other service providers.

34

Advisory and Sub-Advisory Contract Approval Discussion (Unaudited) (continued)

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Funds under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Funds and the level of resources committed to the Funds (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Funds.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Contracts were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Fund grows larger and the extent to which any such economies are shared with the Fund. In this regard, the Board noted the breakpoints in management fee schedules that will result in a lower management fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with each Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual and net

35

Advisory and Sub-Advisory Contract Approval Discussion (Unaudited) (continued)

management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Funds, including whether the Manager intends to propose any changes thereto. For each Fund, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Fund, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Fund both with and without taking into account the profitability of the distributor of the Funds and any revenue sharing payments made by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Funds. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Funds, including their ability to engage in soft-dollar transactions on behalf of the
Funds. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Funds and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund-by-Fund Analysis
Set forth below are certain of the specific factors that the Board considered at its October 9, 2019, November 19, 2019, and/or November 21, 2019 meetings in relation to approving each Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2019. In addition, the Board also considered at its October 9, 2019, November 19, 2019, and November 21, 2019 meetings certain additional data regarding each Fund’s more recent performance, asset levels and asset flows. Each Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya Corporate Leaders® 100 Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Corporate Leaders® 100 Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the second quintile of its Morningstar category for the ten-year period, the third quintile for the one-year, three-year and five-year periods, and the fourth quintile for the year-to-date period; and (2) the Fund underperformed its primary benchmark for all periods presented.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the second quintile of net

36

Advisory and Sub-Advisory Contract Approval Discussion (Unaudited) (continued)

management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Small Company Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Small Company Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date period, the third quintile for the five-year and ten-year periods, and the fourth quintile for the one-year and three-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of stock selection on the Fund’s performance; (2) the competitiveness of the Fund’s performance during certain periods; and (3) its continued
confidence in the Sub-Adviser’s ability to achieve the Fund’s investment objective.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Fund’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

37

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163306          (1119-012320)

Semi-Annual Report
November 30, 2019
Classes A, C, I, P3, R and W
Domestic Equity Fund
■
Voya Mid Cap Research Enhanced Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports, like this semi-annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.
E-Delivery Sign-up – details inside

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. This report contains a summary portfolio of investments for the Fund. The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Good Tidings at Year-End, Squinting into the Future
Dear Shareholder,
Investor sentiment has been ambivalent for much of 2019, vacillating between caution and optimism even as stock indexes have set new records. Since August, however, the mood has brightened substantially; as of this writing in mid-December, most U.S. and global equity indexes are at or near all-time highs. Underpinning this brighter mood are improved economic data and optimism that trade tensions are subsiding. In our opinion, the consensus view seems to be that the global growth slowdown bottomed in late summer and now is on the mend.
Easing global financial conditions have helped non-U.S. manufacturing sectors stabilize, and as manufacturing has picked up so have interest rates. Thus, we believe higher rates may signify a lessening of recession concerns. We continue to expect that relatively easy financial conditions and ongoing consumer spending will lead to modest increases in economic growth. We believe that recent progress toward a resolution of the U.S.-China trade dispute is encouraging, though we do not anticipate a complete easing of global trade tensions.
As we close the books on 2019, in our opinion, recent stock-market rallies show that investors are becoming more comfortable with risk; yet we also note a persistent preference for higher quality, lower volatility assets, which tells us investors still perceive significant, unpredictable risks that they wish to avoid. Economic and market uncertainty are still with us, trade issues remain unresolved and the upcoming U.S. presidential election adds a dimension of political uncertainty.
With potential surprises from any place on the planet, we believe investors should continue to diversify their investments as broadly as practicable, and not attempt to time the markets. It’s worth remembering that at the start of 2019, many investors did not believe equities offered attractive return potential — acting on that belief would have resulted in missed opportunities. Keep in mind that your portfolio is structured to meet your long-term objectives; changing it to adjust to short-term market conditions may put your long-term goals at risk. If your long-term goals have changed, please discuss them thoroughly with your financial advisor before making any changes to your investments.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
December 18, 2019
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Six Months Ended November 30, 2019

As our fiscal year commenced, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, had already risen 10.19% in 2019, but had fallen 5.70% in May. (The Index returned 12.95% for the six-months ended November 30, 2019, measured in U.S. dollars.)
A trade war between the U.S. and China had been ongoing for more than a year, with U.S. tariffs on some $250 billion of Chinese goods in place together with Chinese tariffs on $110 billion of U.S. goods.
Entering May, trade talks appeared to be going reasonably well and the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on $200 billion of the $250 billion to 25% of Chinese imports. Trade negotiations had evidently broken down. Later, he unexpectedly threatened tariffs on Mexican goods for reasons unrelated to trade.
The trade war was being waged against a backdrop of slowing global growth, in part the result of uncertainties caused by the trade war itself.
Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the six months; yet the Index rose five months out of six, ending up 12.99% for the fiscal half-year.
On perceived slowing global growth, there was still plenty to worry about.
In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second and third quarters of 2019 was just 1.2%. In the U.K., chronic disagreement about whether and how to leave the European Union (“Brexit”) culminated in a general election called for December 12.
Japan, with manufacturing also in contraction, managed GDP growth of 1.8% annualized in the second quarter, but this slumped to 0.2% in the third. Exports and imports were both falling and core inflation languished at 0.7%, with a demand-dampening sales tax increase effective on October 1.
China’s GDP grew at 6.0% in the third quarter, the smallest advance in 27 years. Industrial production was expanding near the slowest pace in 17 years, retail sales in 16 years.
In the U.S., manufacturing fell into contraction in September. Corporate profits were flat to falling year-over-year. While annualized first quarter growth had surprised to the upside at 3.1%, it fell to 2.0% and 2.1% in the second and third quarters respectively. Growth was heavily dependent on consumer spending, supported by the lowest unemployment rate since 1969.
Back in the markets, after May’s slump, central banks came to the rescue in June. On June 19, the Federal Open Market Committee (“FOMC”) left rates unchanged, but markets listened to Chairman Powell’s comments and heard him signal a cut in July. The European Central Bank announced its willingness to cut its already negative deposit rate and resume bond purchases (and finally did so in September). The Bank of Japan also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S.-China trade conflict, agreed on June 29.
July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a “mid-cycle adjustment”. And it was back to trade-war angst in August, as first the President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected, and then increased existing and planned tariffs by 5% when China retaliated.
The market rollercoaster lurched back up in September and October, when high-level trade talks between the U.S. and China resumed. Both sides expressed confidence that “Phase 1” of a deal could be signed by year-end. The FOMC cut rates again in both months, without seeming to please anybody, again.
By November the narrative had shifted somewhat. Markets were rising despite trade tensions, sluggish global growth, declining profits and political uncertainties due to a U.S. election next year, impeachment proceedings against the President and Brexit to name a few. Perhaps, some commentators ventured, the worst was over. At least a basic trade deal was likely, central banks were all supportive and some of the data were starting to improve. On that note, the Index ended our half-year near an all-time high.
In U.S. fixed income markets, the Treasury yield curve fell. For the half-year, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.81%. The Bloomberg Barclays Long-Term Treasury sub-index returned 7.86%, the 30-year yield briefly dipping below 2% in August. The 10-year yield on Japanese and major euro zone government bonds ended below zero.
U.S. equities, represented by the S&P 500® Index including dividends, rose 15.26%, ending at a record. Technology was by far the top performer, up 23.47%, led by Apple and Microsoft. Energy, exposed to slowing global economic activity, was the weakest, edging up 1.86%.
In currencies, the dollar rose 1.00% against the euro, but lost 2.50% against the pound and 0.12% against the yen, These were small moves in a 22-month upward trend on a trade-weighted basis.
In international markets, the MSCI Japan® Index ended up 13.78% for the half-year. Investors cheered progress on the U.S.-China trade talks, reflecting Japan’s own vulnerability to a trade war. The MSCI Europe ex U.K.® Index advanced 11.60%, powered by capital goods and pharmaceuticals companies. The MSCI U.K.® Index rose just 4.31%, pressured by Brexit concerns, but also affected by the company-specific fortunes of MSCI U.K.’s market heavyweights. The largest contributors were pharmaceuticals, AstraZeneca and GlaxoSmithKline; the biggest detractors were Royal Dutch Shell and HSBC.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P MidCap 400® Index*	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

*
The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400® Index.

3

Voya Mid Cap Research Enhanced Index Fund	Portfolio Managers’ Report

Sector Diversification as of November 30, 2019 (as a percentage of net assets)

Financials	16.4%
Information Technology	16.3%
Industrials	16.0%
Consumer Discretionary	13.0%
Real Estate	10.8%
Health Care	10.2%
Materials	5.9%
Utilities	4.6%
Consumer Staples	2.4%
Communication Services	2.1%
Energy	1.9%
Exchange-Traded Funds	0.5%
Liabilities in Excess of Other Assets*	(0.1)%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya Mid Cap Research Enhanced Index Fund (the “Fund”) seeks long-term capital growth. The Fund is managed by Steve Wetter, Vincent Costa, CFA, Peg DiOrio, CFA, and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-months ended November 30, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 12.81% compared to the S&P MidCap 400® Index (the “Index” or “S&P MidCap”), which returned 12.00% for the same period.
Portfolio Specifics: For the reporting period, the Fund outperformed Index due to strong security selection. On the sector level, stock selection within the information technology and energy sectors had the largest positive impact on relative performance. By contrast, stock selection within the communication services and consumer discretionary sectors detracted the most value.
At the individual security level, key contributors for the period included overweight positions in Jabil Inc. and Cirrus Logic, Inc. and not owning benchmark stock Grubhub, Inc. Among the key detractors for the period were overweight positions in CoreCivic, Inc., GEO Group Inc. and Southwestern Energy Company.
Top Ten Holdings as of November 30, 2019 (as a percentage of net assets)

Fair Isaac Corp.	1.1%
Domino’s Pizza, Inc.	1.1%
Zebra Technologies Corp.	1.0%
Masimo Corp.	0.9%
Service Corp. International	0.9%
Reinsurance Group of America, Inc.	0.8%
Curtiss-Wright Corp.	0.9%
Hill-Rom Holdings, Inc.	0.8%
Jabil, Inc.	0.8%
Lamar Advertising Co.	0.8%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: The Fund uses an actively managed strategy that combines fundamental stock research with our proprietary quantitative models, what some like to call “quantamental.” Our proprietary quantitative model seeks to identify what we believe are high quality, profitable companies that are relatively undervalued, have growth potential and are, in our view, likely to be favored by investors. The Fund also utilizes fundamental equity research to select companies that we believe would outperform the Index and that are uncorrelated to our quantitative models. We believe this unique approach of combining fundamental equity research with in-house quantitative models seeks to provide diversified excess returns and disciplined, risk-controlled portfolios.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
4

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from June 1, 2019 to November 30, 2019. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2019*	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2019*
Class A	$1,000.00	$1,128.10	0.97%	$5.16	$1,000.00	$1,020.15	0.97%	$4.90
Class C	1,000.00	1,124.70	1.47	7.81	1,000.00	1,017.65	1.47	7.41
Class I	1,000.00	1,129.30	0.72	3.83	1,000.00	1,021.40	0.72	3.64
Class P3	1,000.00	1,133.10	0.02	0.11	1,000.00	1,024.90	0.02	0.10
Class R	1,000.00	1,126.60	1.22	6.49	1,000.00	1,018.90	1.22	6.16
Class W	1,000.00	1,129.50	0.72	3.83	1,000.00	1,021.40	0.72	3.64

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

5

STATEMENT OF ASSETS AND LIABILITIES as of November 30, 2019 (Unaudited)

ASSETS:
Investments in securities at fair value+*	$130,292,299
Short-term investments at fair value**	1,227,007
Cash	10,711
Receivables:
Fund shares sold	16,787
Dividends	149,813
Prepaid expenses	38,213
Reimbursement due from manager	19,862
Other assets	21,488
Total assets	131,776,180
LIABILITIES:
Payable for fund shares redeemed	218,047
Payable upon receipt of securities loaned	1,128,007
Payable for investment management fees	58,466
Payable for distribution and shareholder service fees	28,978
Payable for trustees fees	621
Payable to trustees under the deferred compensation plan (Note 6)	21,488
Other accrued expenses and liabilities	137,019
Total liabilities	1,592,626
NET ASSETS	$130,183,554
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$114,180,079
Total distributable earnings	16,003,475
NET ASSETS	$130,183,554
+ Including securities loaned at value	$1,100,718
* Cost of investments in securities	$111,646,452
** Cost of short-term investments	$1,227,007
See Accompanying Notes to Financial Statements
6

STATEMENT OF ASSETS AND LIABILITIES as of November 30, 2019 (Unaudited) (continued)

Class A
Net assets	$105,946,665
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	6,610,054
Net asset value and redemption price per share†	$16.03
Maximum offering price per share (5.75%)(1)	$17.01
Class C
Net assets	$3,778,367
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	256,951
Net asset value and redemption price per share†	$14.70
Class I
Net assets	$7,971,867
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	480,286
Net asset value and redemption price per share	$16.60
Class P3
Net assets	$3,157
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	187
Net asset value and redemption price per share	$16.86
Class R
Net assets	$12,373,513
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	785,707
Net asset value and redemption price per share	$15.75
Class W
Net assets	$109,985
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	6,671
Net asset value and redemption price per share	$16.49

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
7

STATEMENT OF OPERATIONS for the six months ended November 30, 2019 (Unaudited)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,174,200
Securities lending income, net	4,129
Total investment income	1,178,329
EXPENSES:
Investment management fees	351,004
Distribution and shareholder service fees:
Class A	125,067
Class C	15,041
Class O(1)	4,315
Class R	30,472
Transfer agent fees:
Class A	76,315
Class C	3,059
Class I	3,489
Class O(1)	2,693
Class P3	17
Class R	9,296
Class W	84
Shareholder reporting expense	9,150
Registration fees	51,754
Professional fees	20,862
Custody and accounting expense	20,541
Trustees fees	2,482
Licensing fee (Note 7)	9,572
Reorganization expense (Note 6)	14,948
Miscellaneous expense	8,576
Interest expense	75
Total expenses	758,812
Waived and reimbursed fees	(121,144)
Net expenses	637,668
Net investment income	540,661
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(749,924)
Net realized loss	(749,924)
Net change in unrealized appreciation (depreciation) on:
Investments	15,474,319
Net change in unrealized appreciation (depreciation)	15,474,319
Net realized and unrealized gain	14,724,395
Increase in net assets resulting from operations	$15,265,056
* Foreign taxes withheld	$429

(1)
Class O converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements
8

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
FROM OPERATIONS:
Net investment income	$540,661	$1,209,373
Net realized gain (loss)	(749,924)	1,575,164
Net change in unrealized appreciation (depreciation)	15,474,319	(13,075,987)
Increase (decrease) in net assets resulting from operations	15,265,056	(10,291,450)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	—	(11,262,614)
Class C	—	(495,788)
Class I	—	(831,186)
Class O(1)	—	(355,516)
Class P3	—	(288)
Class R	—	(1,313,838)
Class W	—	(13,667)
Total distributions	—	(14,272,897)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,181,553	73,095,088
Reinvestment of distributions	—	14,009,984
	2,181,553	87,105,072
Cost of shares redeemed	(11,047,208)	(93,020,917)
Net decrease in net assets resulting from capital share transactions	(8,865,655)	(5,915,845)
Net increase (decrease) in net assets	6,399,401	(30,480,192)
NET ASSETS:
Beginning of year or period	123,784,153	154,264,345
End of year or period	$130,183,554	$123,784,153

(1)
Class O converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements
9

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
11-30-19+	14.21	0.25•	1.57	1.82	—	—	—	—	—	16.03	12.81	1.17	0.97	0.97	3.28	105,947	23
05-31-19	17.34	0.14•	(1.50)	(1.36)	0.15	1.62	—	1.77	—	14.21	(7.34)	1.14	0.95	0.95	0.92	96,138	66
05-31-18	16.93	0.09	1.61	1.70	0.08	1.21	—	1.29	—	17.34	10.16	1.12	0.98	0.98	0.50	45,219	83
05-31-17	14.97	0.11	2.13	2.24	0.14	0.14	—	0.28	—	16.93	14.97	1.12	0.99	0.99	0.63	48,554	90
05-31-16	16.66	0.23	(0.98)	(0.75)	0.19	0.75	—	0.94	—	14.97	(4.08)	1.11	0.99	0.99	1.49	44,983	143
05-31-15	19.67	0.23•	1.23	1.46	0.32	4.15	—	4.47	—	16.66	7.96	1.03	0.99	0.99	1.23	56,826	73
Class C
11-30-19+	13.07	0.04	1.59	1.63	—	—	—	—	—	14.70	12.47	1.67	1.47	1.47	0.37	3,778	23
05-31-19	16.07	0.06	(1.39)	(1.33)	0.05	1.62	—	1.67	—	13.07	(7.80)	1.64	1.45	1.45	0.39	4,252	66
05-31-18	15.77	0.01	1.50	1.51	—	1.21	—	1.21	—	16.07	9.65	1.62	1.48	1.48	(0.00)*	5,315	83
05-31-17	13.97	0.03	1.97	2.00	0.06	0.14	—	0.20	—	15.77	14.36	1.62	1.49	1.49	0.13	6,634	90
05-31-16	15.60	0.15	(0.92)	(0.77)	0.11	0.75	—	0.86	—	13.97	(4.54)	1.61	1.49	1.49	0.98	7,373	143
05-31-15	18.68	0.13•	1.16	1.29	0.22	4.15	—	4.37	—	15.60	7.41	1.53	1.49	1.49	0.74	8,718	73
Class I
11-30-19+	14.70	0.09•	1.81	1.90	—	—	—	—	—	16.60	12.93	0.85	0.72	0.72	1.11	7,972	23
05-31-19	17.83	0.19•	(1.54)	(1.35)	0.16	1.62	—	1.78	—	14.70	(7.08)	0.83	0.70	0.70	1.14	8,015	66
05-31-18	17.38	0.13	1.66	1.79	0.13	1.21	—	1.34	—	17.83	10.43	0.82	0.73	0.73	0.75	9,844	83
05-31-17	15.35	0.15•	2.19	2.34	0.17	0.14	—	0.31	—	17.38	15.29	0.82	0.74	0.74	0.89	9,569	90
05-31-16	17.06	0.28	(1.00)	(0.72)	0.24	0.75	—	0.99	—	15.35	(3.82)	0.80	0.74	0.74	1.74	9,620	143
05-31-15	20.06	0.29•	1.24	1.53	0.38	4.15	—	4.53	—	17.06	8.20	0.70	0.70	0.70	1.52	12,190	73
Class P3
11-30-19+	14.88	0.15•	1.83	1.98	—	—	—	—	—	16.86	13.31	1.87	0.02	0.02	1.82	3	23
06-04-18(4) - 05-31-19	18.07	0.30	(1.77)	(1.47)	0.10	1.62	—	1.72	—	14.88	(7.63)	1.83	0.00*	0.00*	1.88	3	66
Class R
11-30-19+	13.98	0.05•	1.72	1.77	—	—	—	—	—	15.75	12.66	1.42	1.22	1.22	0.62	12,374	23
05-31-19	17.06	0.11	(1.48)	(1.37)	0.09	1.62	—	1.71	—	13.98	(7.54)	1.39	1.20	1.20	0.64	11,824	66
05-31-18	16.67	0.05	1.59	1.64	0.04	1.21	—	1.25	—	17.06	9.93	1.37	1.23	1.23	0.25	13,969	83
05-31-17	14.75	0.06	2.10	2.16	0.10	0.14	—	0.24	—	16.67	14.67	1.37	1.24	1.24	0.38	15,048	90
05-31-16	16.41	0.20	(0.97)	(0.77)	0.14	0.75	—	0.89	—	14.75	(4.29)	1.36	1.24	1.24	1.25	14,352	143
05-31-15	19.45	0.18•	1.21	1.39	0.28	4.15	—	4.43	—	16.41	7.64	1.28	1.24	1.24	0.99	20,193	73
See Accompanying Notes to Financial Statements
10

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class W
11-30-19+	14.60	0.09•	1.80	1.89	—	—	—	—	—	16.49	12.95	0.92	0.72	0.72	1.12	110	23
05-31-19	17.81	0.19	(1.61)	(1.42)	0.17	1.62	—	1.79	—	14.60	(7.48)	0.89	0.70	0.70	1.14	105	66
05-31-18	17.34	0.14	1.67	1.81	0.13	1.21	—	1.34	—	17.81	10.57	0.87	0.73	0.73	0.71	136	83
05-31-17	15.33	0.15•	2.17	2.32	0.17	0.14	—	0.31	—	17.34	15.19	0.87	0.74	0.74	0.88	205	90
05-31-16	17.04	0.26•	(0.98)	(0.72)	0.24	0.75	—	0.99	—	15.33	(3.80)	0.86	0.74	0.74	1.74	148	143
05-31-15	20.03	0.25•	1.28	1.53	0.37	4.15	—	4.52	—	17.04	8.21	0.78	0.74	0.74	1.37	126	73

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

+
Unaudited.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
11

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited)

NOTE 1 — ORGANIZATION
Prior to the close of business on November 8, 2019, Voya Mid Cap Research Enhanced Index Fund (“Mid Cap Research Enhanced Index” or the “Fund”), was a separate active series under Voya Series Fund, Inc. (the “Company”). The Company was incorporated under the laws of the State of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. Prior to the close of business on November 8, 2019 there were six separate active series which comprised the Company and effective on the close of business on November 8, 2019, there were no active series which comprised the Company.
Effective on the close of business on November 8, 2019, Mid Cap Research Enhanced Index was reorganized into a series of Voya Equity Trust (the “Trust”) and is now a separately active investment series under the Trust. The Trust is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of twelve separate active investment series. This report is for Mid Cap Research Enhanced Index, a diversified series of the Trust.
The Fund offers the following classes of shares: Class A, Class C, Class I, Class P3, Class R and Class W. At the close of business on November 22, 2019, all outstanding Class O shares of Mid Cap Research Enhanced Index were converted to Class A shares of the Fund. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Beginning on January 2, 2020, Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares ten years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or,

12

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those

13

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gain distributions, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital

14

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

gain distributions will be made until any capital loss carryforwards have been fully utilized or expire.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Securities Lending. The Fund has the option to temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Fund. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.
H. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended November 30, 2019, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
Purchases	Sales
$29,714,683	$37,674,961
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the
Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates: 0.550% on the first $500 million, 0.525% on the next $250 million, 0.500% on the next $1.25 billion, and 0.475% in excess of $2 billion.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Fund (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund, except Class I, Class P3 and Class W, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
Class A	Class C	Class R
0.25%	0.75%	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended November 30, 2019, the Distributor retained the following amounts in sales charges:

15

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

	Class A	Class C
Initial Sales Charges:	$1,507	$—
Contingent Deferred Sales Charges:	$—	$34
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
For the period ended November 30, 2019, the Fund incurred $14,948 of costs associated with the reorganization as a series of Voya Series Fund, Inc. to a series of Voya Equity Trust. The Investment Adviser reimbursed the Fund $985 of these costs. Please refer to Note 1 for additional information.
At November 30, 2019, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the Fund:
Subsidiary	Percentage
Voya Institutional Trust Company	9.06%
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Advisor may direct the Fund’s Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate the Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of the Fund. Any amount credited to the Fund is reflected as brokerage commission recapture on the accompanying Statement of Operations.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — LICENSING FEE
The Fund pays an annual licensing fee to S&P Opco, LLC.
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to 1.00%, 1.50%, 0.75%, 0.00%, 1.25%, and 0.75% for Class A, Class C, Class I, Class P3, Class R and Class W, respectively.
Pursuant to a side letter agreement, through October 1, 2021, the Investment Adviser has further lowered the expense limits to 0.95%, 1.45%, 0.70%, 1.20% and 0.70% for Class A, Class C, Class I, Class R and Class W, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
Unless otherwise specified above, the Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of November 30, 2019, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Advisor, and the related expiration dates, are as follows:
November 30,
2020	2021	2022	Total
$140,619	$10,346	$—	$150,965
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Advisor, and the related expiration dates, as of November 30, 2019, are as follows:

16

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

	November 30,
	2020	2021	2022	Total
Class A	$57,319	$4,672	$—	$61,991
Class C	3,095	226	—	3,321
Class R	6,698	540	—	7,238
Class W	96	9	—	105
The Expense Limitation Agreement is contractual through October 1, 2021 and the Expense Limitation Agreement shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective May 17, 2019, the Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
During the period ended November 30, 2019, the Fund utilized the line of credit as follows:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
1	$818,000	3.37%

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Class A
11/30/2019	89,663	—	—	(483,478)	238,377	(155,438)	237,103,876	—	20,037,883	(266,068,253)	3,766,357	(5,160,137)
5/31/2019	4,236,703	—	814,835	(894,116)	—	4,157,422	69,696,690	—	11,041,012	(13,914,693)	—	66,823,009
Class C
11/30/2019	3,280	—	—	(71,712)	—	(68,432)	45,637	—	—	(1,005,754)	—	(960,117)
5/31/2019	17,691	—	38,752	(61,911)	—	(5,468)	255,655	—	484,010	(934,243)	—	(194,578)
Class I
11/30/2019	35,407	—	—	(100,445)	—	(65,038)	559,348	—	—	(1,542,891)	—	(983,543)
5/31/2019	126,126	—	59,298	(192,294)	—	(6,870)	1,997,903	—	830,170	(3,209,816)	—	(381,743)
Class O(1)
11/30/2019	425	—	—	(4,558)	(234,810)	(238,943)	(235,733,559)	—	(20,037,883)	258,672,951	(3,766,357)	(864,848)
5/31/2019	15,269	—	25,609	(4,387,850)	—	(4,346,972)	271,420	—	352,385	(72,927,271)	—	(72,303,466)
Class P3
11/30/2019	—	—	—	—	—	—	—	—	—	—	—	—
6/4/2018(2) - 5/31/2019	167	—	20	—	—	187	3,000	—	287	—	—	3,287
Class R
11/30/2019	13,982	—	—	(74,095)	—	(60,113)	206,251	—	—	(1,095,614)	—	(889,363)
5/31/2019	57,241	—	97,059	(127,258)	—	27,042	845,560	—	1,295,729	(1,996,687)	—	144,602
Class W
11/30/2019	—	—	—	(501)	—	(501)	—	—	—	(7,647)	—	(7,647)
5/31/2019	1,441	—	460	(2,375)	—	(474)	24,860	—	6,391	(38,207)	—	(6,956)

(1)
Class O converted to Class A on November 22, 2019.

(2)
Commencement of operations.

17

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Fund at its last sale price or official closing price on the principal exchange or system on which it is traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Fund bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Fund indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund.
The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of November 30, 2019:
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc.	$236,411	$(236,411)	$—
Credit Suisse Securities (USA) LLC	113,691	(113,691)	—
Natixis Securities America LLC	160,640	(160,640)	—
State Street Bank and Trust Company	152,669	(152,669)	—
Wells Fargo Securities LLC	437,307	(437,307)	—
Total	$1,100,718	$(1,100,718)	$—

(1)
Collateral with a fair value of  $1,128,007 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The Fund paid no dividends or distributions during the six months ended November 30, 2019. The tax composition of dividends and distributions to shareholders during the year ended May 31, 2019 was as follows:
Ordinary Income	Long-term Capital Gains
$4,867,977	$9,404,920
The tax-basis components of distributable earnings and the capital loss carry forwards which may be used to offset future realized capital gains for federal income tax purposes as of November 30, 2019 were:
Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
		Amount	Character	Expiration
$936,395	$17,750,201	$(2,647,527)	Short-term	None
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.

18

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

As of November 30, 2019, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2014.
NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS
The Fund has made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Fund has concluded that the change in accounting principle does not materially impact the financial statement amounts.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Fund has elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Fund’s financial statements. The Fund plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Fund is currently evaluating the impact of these changes on the financial statements.
NOTE 14 — AUDITOR CHANGE
On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to the Trust, on behalf of the Fund. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board and was approved by the Board.
KPMG’s reports on the Fund’s financial statements for the fiscal years ended May 31, 2019 and May 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended May 31, 2019 and May 31, 2018 and during the subsequent interim period through September 12, 2019: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
On September 12, 2019, the Audit Committee of the Board recommended and the Board approved the selection of Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm for the fiscal year ending May 31, 2020. During the Fund’s fiscal years ended May 31, 2019 and May 31, 2018, and the subsequent interim period through September 12, 2019, neither the Fund, nor anyone on its behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).
NOTE 15 — SUBSEQUENT EVENTS
Dividends: Subsequent to November 30, 2019, the Fund declared and paid dividends from net investment income of:

19

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 15 — SUBSEQUENT EVENTS (continued)

	Per Share Amount	Payable Date	Record Date
Class A	$0.1315	December 17, 2019	December 13, 2019
Class C	$0.0435	December 17, 2019	December 13, 2019
Class I	$0.1692	December 17, 2019	December 13, 2019
Class P3	$0.0903	December 17, 2019	December 13, 2019
Class R	$0.1688	December 17, 2019	December 13, 2019
Class W	$—	December 17, 2019	December 13, 2019
Class Conversion: The Board approved the conversion for the Fund’s Class C shares to Class A shares. Beginning on January 2, 2020, all outstanding Class C shares of the
Fund were automatically converted to Class A shares of the Fund after they had been held for a ten-year holding period.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

20

Voya Mid Cap Research Enhanced	SUMMARY PORTFOLIO OF INVESTMENTS
Index Fund	as of November 30, 2019 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.6%
	Communication Services: 2.1%
73,465 (1)	Other Securities	$2,791,144	2.1

	Consumer Discretionary: 13.0%
15,115	Brunswick Corp.	888,309	0.7
5,695 (2)	Deckers Outdoor Corp.	957,785	0.7
4,670	Domino’s Pizza, Inc.	1,374,381	1.1
219 (2)	NVR, Inc.	830,424	0.6
25,969	Service Corp. International	1,143,155	0.9
16,011	Wyndham Destinations, Inc.	776,533	0.6
301,816 (1)(3)	Other Securities	10,959,871	8.4
		16,930,458	13.0

	Consumer Staples: 2.4%
8,972 (2)	Post Holdings, Inc.	947,443	0.7
35,604 (1)	Other Securities	2,157,186	1.7
		3,104,629	2.4

	Energy: 1.9%
260,631 (1)	Other Securities	2,433,491	1.9

	Financials: 16.4%
19,513	East West Bancorp, Inc.	894,086	0.7
16,092	First American Financial Corp.	1,023,773	0.8
47,310	Old Republic International Corp.	1,067,313	0.8
7,611	Primerica, Inc.	1,018,656	0.8
6,891	Reinsurance Group of America, Inc.	1,140,185	0.8
6,213	Signature Bank	766,436	0.6
23,145	Synovus Financial Corp.	881,593	0.7
11,746	Wintrust Financial Corp.	797,671	0.6
354,500 (1)	Other Securities	13,769,821	10.6
		21,359,534	16.4

	Health Care: 10.2%
6,879 (2)	Charles River Laboratories International, Inc.	999,175	0.8
2,290	Chemed Corp.	984,746	0.8
14,757	Encompass Health Corp.	1,043,467	0.8
10,259	Hill-Rom Holdings, Inc.	1,099,867	0.8
7,581 (2)	Masimo Corp.	1,175,586	0.9
114,064 (1)	Other Securities	7,956,465	6.1
		13,259,306	10.2

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 16.0%
8,172	Curtiss-Wright Corp.	$1,122,097	0.9
10,415	EMCOR Group, Inc.	926,206	0.7
16,311	Herman Miller, Inc.	779,340	0.6
5,455	Hubbell, Inc.	801,994	0.6
4,480	Old Dominion Freight Line	858,323	0.7
8,487	Oshkosh Corp.	767,734	0.6
15,833	Timken Co.	832,657	0.6
11,950	Toro Co.	934,251	0.7
6,367	Woodward, Inc.	743,602	0.6
195,161 (1)	Other Securities	13,059,385	10.0
		20,825,589	16.0

	Information Technology: 16.3%
10,419 (2)	Arrow Electronics, Inc.	829,769	0.7
22,013	Avnet, Inc.	894,829	0.7
11,815 (2)	Cirrus Logic, Inc.	847,136	0.7
3,876 (2)	Fair Isaac Corp.	1,425,399	1.1
9,790	j2 Global, Inc.	949,826	0.7
27,954	Jabil, Inc.	1,085,733	0.8
9,932	MKS Instruments, Inc.	1,055,573	0.8
14,987	Teradyne, Inc.	938,036	0.7
5,181 (2)	Zebra Technologies Corp.	1,300,120	1.0
231,134 (1)	Other Securities	11,883,964	9.1
		21,210,385	16.3

	Materials: 5.9%
29,796	Steel Dynamics, Inc.	1,005,019	0.7
149,473 (1)	Other Securities	6,764,280	5.2
		7,769,299	5.9

	Real Estate: 10.8%
7,848	Camden Property Trust	875,444	0.7
22,589	Cousins Properties, Inc.	914,629	0.7
17,695	Douglas Emmett, Inc.	779,819	0.6
5,696	EastGroup Properties, Inc.	775,738	0.6
24,158	First Industrial Realty Trust, Inc.	1,028,648	0.8
19,071	Highwoods Properties, Inc.	925,897	0.7
4,796	Jones Lang LaSalle, Inc.	797,719	0.6
12,943	Lamar Advertising Co.	1,079,834	0.8
245,366 (1)(3)	Other Securities	6,854,881	5.3
		14,032,609	10.8

See Accompanying Notes to Financial Statements
21

Voya Mid Cap Research Enhanced	SUMMARY PORTFOLIO OF INVESTMENTS
Index Fund	as of November 30, 2019 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: 4.6%
9,346	Idacorp, Inc.	$981,797	0.8
11,440	NorthWestern Corp.	818,761	0.6
21,841	UGI Corp.	951,176	0.7
78,567	Other Securities	3,219,212	2.5
		5,970,946	4.6
	Total Common Stock (Cost $111,062,068)	129,687,390	99.6
EXCHANGE-TRADED FUNDS: 0.5%
3,008	Other Securities	604,909	0.5
	Total Exchange-Traded Funds (Cost $584,384)	604,909	0.5
	Total Long-Term Investments (Cost $111,646,452)	130,292,299	100.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS:0.9%
	Repurchase Agreements: 0.8%
128,007 (4)	Barclays Capital, Inc., Repurchase Agreement dated 11/29/19, 1.62%, due 12/02/19 (Repurchase Amount $128,024, collateralized by various U.S. Government Securities, 0.000%-3.000%, Market Value plus accrued interest $130,567, due 09/15/22–05/15/45)	128,007	0.1
1,000,000 (4)	RBC Dominion Securities Inc., Repurchase Agreement dated 11/29/19, 1.64%, due 12/02/19 (Repurchase Amount $1,000,135, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,020,000, due 12/05/19–11/20/49)	1,000,000	0.7
Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements: (continued)
Total Repurchase Agreements (Cost $1,128,007)	$1,128,007	0.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
99,000 (5)	Goldman Sachs Financial Square Government Fund – Institutional Shares, 1.530% (Cost $99,000)	99,000	0.1
	Total Short-Term Investments (Cost $1,227,007)	1,227,007	0.9
	Total Investments in Securities (Cost $112,873,459)	$131,519,306	101.0
	Liabilities in Excess of Other Assets	(1,335,752)	(1.0)
	Net Assets	$130,183,554	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
The grouping contains securities on loan.

(4)
Represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of November 30, 2019.

See Accompanying Notes to Financial Statements
22

Voya Mid Cap Research Enhanced	SUMMARY PORTFOLIO OF INVESTMENTS
Index Fund	as of November 30, 2019 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of November 30, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2019
Asset Table
Investments, at fair value
Common Stock*	$129,687,390	$—	$—	$129,687,390
Exchange-Traded Funds	604,909	—	—	604,909
Short-Term Investments	99,000	1,128,007	—	1,227,007
Total Investments, at fair value	$130,391,299	$1,128,007	$—	$131,519,306

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At November 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $113,769,104.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$24,661,094
Gross Unrealized Depreciation	(6,910,893)
Net Unrealized Appreciation	$17,750,201
See Accompanying Notes to Financial Statements
23

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT
At a meeting held on November 21, 2019, the Board of Trustees (“Board”) of Voya Equity Trust (the “Trust”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of Voya Mid Cap Research Enhanced Index Fund, a series of the Trust (the “Fund”), and the sub-advisory contract (the “Sub-Advisory Contract,” and together with the Management Contract, the “Contracts”)) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”) for an additional one year period ending November 30, 2020. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 21, 2019, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2019, and November 19, 2019, specifically to review and consider materials related to the proposed continuance of the Contracts that they believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC meets several times throughout the year to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”) related to the investment management and sub-advisory contract renewal process. The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained, including most recently in 2018, an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund’s operations and risk management and the oversight of its various other service providers.

24

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Contracts were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as the Fund grows larger and the extent to which any such economies are shared with the Fund. In this regard, the Board noted the breakpoints in management fee schedules that will result in a lower management fee rate when the Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, the Fund has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual and net

25

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund and any revenue sharing payments made by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Fund. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund, including their ability to engage in soft-dollar transactions on behalf of the Fund. Following its reviews, the Board determined that the
Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund Analysis
Set forth below are certain of the specific factors that the Board considered at its October 9, 2019, November 19, 2019, and/or November 21, 2019 meetings in relation to approving the Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2019. In addition, the Board also considered at its October 9, 2019, November 19, 2019, and November 21, 2019 meetings certain additional data regarding the Fund’s more recent performance, asset levels and asset flows. The Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for the Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date period, and the fourth quintile for the one-year, three-year, five-year and ten-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the changes implemented to the Fund’s investment strategies and portfolio management team in May 2016, which means that the longer-term performance data represents a different investment strategy and portfolio management team; (2) an addition to the Fund’s portfolio management team in February 2019; (3) factors that impacted performance for certain periods; and (4) its confidence in the ability of the Sub-Adviser to execute the Fund’s investment strategy.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took

26

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

into account the factors described above and also considered: (1) the fairness and compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

27

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
166400      (1119-012320)

Semi-Annual Report
November 30, 2019
Voya Global Multi-Asset Fund
Classes A, C, I, R6 and W
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports, like this semi-annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.
E-Delivery Sign-up – details inside

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Good Tidings at Year-End, Squinting into the Future
Dear Shareholder,
Investor sentiment has been ambivalent for much of 2019, vacillating between caution and optimism even as stock indexes have set new records. Since August, however, the mood has brightened substantially; as of this writing in mid-December, most U.S. and global equity indexes are at or near all-time highs. Underpinning this brighter mood are improved economic data and optimism that trade tensions are subsiding. In our opinion, the consensus view seems to be that the global growth slowdown bottomed in late summer and now is on the mend.
Easing global financial conditions have helped non-U.S. manufacturing sectors stabilize, and as manufacturing has picked up so have interest rates. Thus, we believe higher rates may signify a lessening of recession concerns. We continue to expect that relatively easy financial conditions and ongoing consumer spending will lead to modest increases in economic growth. We believe that recent progress toward a resolution of the U.S.-China trade dispute is encouraging, though we do not anticipate a complete easing of global trade tensions.
As we close the books on 2019, in our opinion, recent stock-market rallies show that investors are becoming more comfortable with risk; yet we also note a persistent preference for higher quality, lower volatility assets, which tells us investors still perceive significant, unpredictable risks that they wish to avoid. Economic and market uncertainty are still with us, trade issues remain unresolved and the upcoming U.S. presidential election adds a dimension of political uncertainty.
With potential surprises from any place on the planet, we believe investors should continue to diversify their investments as broadly as practicable, and not attempt to time the markets. It’s worth remembering that at the start of 2019, many investors did not believe equities offered attractive return potential — acting on that belief would have resulted in missed opportunities. Keep in mind that your portfolio is structured to meet your long-term objectives; changing it to adjust to short-term market conditions may put your long-term goals at risk. If your long-term goals have changed, please discuss them thoroughly with your financial advisor before making any changes to your investments.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
December 18, 2019
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Six Months Ended November 30, 2019

As our fiscal year commenced, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, had already risen 10.19% in 2019, but had fallen 5.70% in May. (The Index returned 12.95% for the six-months ended November 30, 2019, measured in U.S. dollars.)
A trade war between the U.S. and China had been ongoing for more than a year, with U.S. tariffs on some $250 billion of Chinese goods in place together with Chinese tariffs on $110 billion of U.S. goods.
Entering May, trade talks appeared to be going reasonably well and the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on $200 billion of the $250 billion to 25% of Chinese imports. Trade negotiations had evidently broken down. Later, he unexpectedly threatened tariffs on Mexican goods for reasons unrelated to trade.
The trade war was being waged against a backdrop of slowing global growth, in part the result of uncertainties caused by the trade war itself.
Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the six months; yet the Index rose five months out of six, ending up 12.99% for the fiscal half-year.
On perceived slowing global growth, there was still plenty to worry about.
In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second and third quarters of 2019 was just 1.2%. In the U.K., chronic disagreement about whether and how to leave the European Union (“Brexit”) culminated in a general election called for December 12.
Japan, with manufacturing also in contraction, managed GDP growth of 1.8% annualized in the second quarter, but this slumped to 0.2% in the third. Exports and imports were both falling and core inflation languished at 0.7%, with a demand-dampening sales tax increase effective on October 1.
China’s GDP grew at 6.0% in the third quarter, the smallest advance in 27 years. Industrial production was expanding near the slowest pace in 17 years, retail sales in 16 years.
In the U.S., manufacturing fell into contraction in September. Corporate profits were flat to falling year-over-year. While annualized first quarter growth had surprised to the upside at 3.1%, it fell to 2.0% and 2.1% in the second and third quarters respectively. Growth was heavily dependent on consumer spending, supported by the lowest unemployment rate since 1969.
Back in the markets, after May’s slump, central banks came to the rescue in June. On June 19, the Federal Open Market Committee (“FOMC”) left rates unchanged, but markets listened to Chairman Powell’s comments and heard him signal a cut in July. The European Central Bank announced its willingness to cut its already negative deposit rate and resume bond purchases (and finally did so in September). The Bank of Japan also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S.-China trade conflict, agreed on June 29.
July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a “mid-cycle adjustment”. And it was back to trade-war angst in August, as first the President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected, and then increased existing and planned tariffs by 5% when China retaliated.
The market rollercoaster lurched back up in September and October, when high-level trade talks between the U.S. and China resumed. Both sides expressed confidence that “Phase 1” of a deal could be signed by year-end. The FOMC cut rates again in both months, without seeming to please anybody, again.
By November the narrative had shifted somewhat. Markets were rising despite trade tensions, sluggish global growth, declining profits and political uncertainties due to a U.S. election next year, impeachment proceedings against the President and Brexit to name a few. Perhaps, some commentators ventured, the worst was over. At least a basic trade deal was likely, central banks were all supportive and some of the data were starting to improve. On that note, the Index ended our half-year near an all-time high.
In U.S. fixed income markets, the Treasury yield curve fell. For the half-year, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.81%. The Bloomberg Barclays Long-Term Treasury sub-index returned 7.86%, the 30-year yield briefly dipping below 2% in August. The 10-year yield on Japanese and major euro zone government bonds ended below zero.
U.S. equities, represented by the S&P 500® Index including dividends, rose 15.26%, ending at a record. Technology was by far the top performer, up 23.47%, led by Apple and Microsoft. Energy, exposed to slowing global economic activity, was the weakest, edging up 1.86%.
In currencies, the dollar rose 1.00% against the euro, but lost 2.50% against the pound and 0.12% against the yen, These were small moves in a 22-month upward trend on a trade-weighted basis.
In international markets, the MSCI Japan® Index ended up 13.78% for the half-year. Investors cheered progress on the U.S.-China trade talks, reflecting Japan’s own vulnerability to a trade war. The MSCI Europe ex U.K.® Index advanced 11.60%, powered by capital goods and pharmaceuticals companies. The MSCI U.K.® Index rose just 4.31%, pressured by Brexit concerns, but also affected by the company-specific fortunes of MSCI U.K.’s market heavyweights. The largest contributors were pharmaceuticals, AstraZeneca and GlaxoSmithKline; the biggest detractors were Royal Dutch Shell and HSBC.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays High Yield Bond Index	The Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. The US Corporate High Yield Index is a component of the US Universal and Global High Yield Indices. The index was created in 1986, with history backfilled to July 1, 1983.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
Bloomberg Barclays U.S. Short Treasury 1-3 Month Index	The index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months.
FTSE EPRA Nareit Developed Index	The index is designed to track the performance of listed real estate companies and real-estate investment trusts (“REITs”) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Growth Index	An index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	A broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
3

Benchmark Descriptions (continued)

Index	Description
The S&P/LSTA Leveraged Loan Index	A total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.
S&P Target Risk® Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.
4

Portfolio Managers’ Report	Voya Global Multi-Asset Fund

Voya Global Multi-Asset Fund (the “Fund”) seeks to provide total return consisting of capital growth, both realized and unrealized, and current income. The Fund is managed by Paul Zemsky, CFA, and Barbara Reinhard, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
The Fund is a fund-of-funds, which may invest in underlying funds and direct securities. It uses a proprietary asset allocation strategy to determine the percentage of the Fund’s net assets to invest in each of the underlying funds (the “target allocations”). Target allocations may be changed from time to time. The Fund’s strategic allocation benchmark, the Global Multi-Asset Fund Composite Index (“GMA Composite”)(1), reflects these target allocations.
Performance: For the six-months ended November 30, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.82% compared to the S&P Target Risk® Growth Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI EAFE® Index, the Russell 3000® Index and the GMA Composite, which returned 8.80%, 3.81%, 9.79%, 14.80% and 8.61%, respectively, during the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed both the S&P Target Risk® Growth Index and its strategic GMA Composite. Manager selection, relative to the GMA Composite, and tactical asset allocation detracted from performance.
The GMA Composite almost matched the S&P Target Risk® Growth Index. The Composite had the advantage of a lower allocation to fixed-income securities in a period when equities outperformed strongly. However, this was erased by the Composite's inferior returns on fixed-income and non-U.S. equities. In fixed-income, the Composite held lagging bank loans and cash. The Composite’s non-U.S. equity exposure included a higher allocation to emerging markets than S&P and an allocation to global REITs. Both emerging markets and global REITs underperformed non-U.S. developed market equities.
Target Allocations as of November 30, 2019 (percent of net assets)
Asset Class	Target
U.S. Large-Capitalization Stocks	22.00%
U.S. Mid-Capitalization Stocks	4.00%
U.S. Small-Capitalization Stocks	3.00%
Non-U.S./International Stocks	27.50%
Emerging Markets	9.00%
Real Estate	5.00%
Domestic Core Bond	7.50%
Global Bond	10.00%
High Yield	4.00%
Bank Loans	6.00%
Cash	2.00%
Total	100%

(1)
Fund’s current approximate target investment allocations (expressed as a percentage of net assets). As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown. Although the Fund expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change.
The Fund attempts to outperform the GMA Composite through tactical asset allocation, i.e., deviating from the GMA Composite index weightings over the short and medium term. Tactical asset allocation trades occur as a result of fundamental and systematic strategies. At the beginning of the period, the Fund was overweight long-term Treasuries and global bonds at the expense of U.S. investment grade and high yield bonds. This was still the case at the end, and these positions made a very small profit. This was erased however, by a similar loss from a temporary underweight in emerging market stocks. During the period, the Fund took an overweight position in non-U.S. developed market equities and in U.S. small caps, financed by an underweight in U.S. large cap stocks. The result was a loss in the region of 10bps. The impact from systematic tactical asset allocation strategies was essentially neutral over the period. The cross-asset relative value strategy was a modest contributor, while the tactical currency strategy was a modest detractor.
The Fund also attempts to outperform the return of the GMA Composite through the selection of underlying funds, which represent the various asset classes within the GMA Composite. Underlying Fund selection detracted value over the period. The underlying funds with the highest outperformance versus their asset class benchmarks were Voya Multi-Manager Mid Cap Value Fund, Voya Multi-Manager Emerging Markets Fund and Voya Intermediate Bond Fund. The biggest detractors from returns were Voya Multi-Manager International Equities Fund, Voya Multi-Manager International Factors Fund and Voya U.S. High Dividend Low Volatility Fund.
The Fund utilizes derivatives including futures, currency forwards and total return swaps, to execute some of its systematic tactical asset allocation strategies. These strategies seek to enhance portfolio diversification, and are employed within the Fund’s risk allocation guidelines. For the reporting period, systematic strategies’ impact on performance was essentially neutral.

5

Voya Global Multi-Asset Fund	Portfolio Managers’ Report

Current Strategy and Outlook: Although investors’ penchant for risk has been on the rise, the return dispersion within corporate credit shows a persistent preference for higher quality, lower volatility assets. This reflects a dichotomy in market participants’ mindset: economic fundamentals are improving, yet there remain significant, highly unpredictable risks that could derail the rally at any moment, in our view. A similar dichotomy appears in the equity markets, with growth and defensive stocks outperforming value and cyclical stocks. Equity group leadership has been more volatile, however, and not necessarily correlated. In recognition of this unusual price behavior, our portfolio overweight to equities continues to be fortified by high-grade fixed income holdings. Although we have transitioned some of our regional equity allocations to more cyclically-sensitive asset classes, we believe investment grade bonds are a better short- to medium-term bet than high yield.
The majority of the 2019 rise in U.S. equity markets has come from multiple expansion. With near peak profit margins and weak aggregate profit growth, we believe that further multiple expansion is the most likely source of future gains. As long as the economic data remain stable the U.S. Federal Reserve Board is unlikely to ease policy in the next few months. Nevertheless, we expect relatively easy financial conditions and a healthy consumer will lead to modest increases in economic growth. In such an environment, we believe U.S. equities have room to move higher. We also see international equities, both developed and emerging markets, which have what we believe to be cheaper valuations and are more leveraged to global growth, as increasingly attractive. We think Europe and the UK should benefit from subsiding Brexit uncertainty, and Japanese stocks could get a boost from new fiscal stimulus through additional public infrastructure spending. With respect to emerging markets, the combination of languishing performance versus the U.S. and our expectations for an uptick in global growth and a softening of U.S. dollar strength will enable EM to deliver decent near-term returns.
After a tremendous run in equities and more than a decade without a U.S. recession, we expect muted, albeit positive forward returns. Our models suggest that the upside for stocks is limited and the outcome tails are fatter on the downside. With our base-case path higher, but asymmetry on the downside, we maintain a cautiously bullish posture. The high quality theme applies to both credits and loans in the fixed income portions of our portfolios. The objective has been to reduce risk in bond portfolios to offset some of the added risk taken in the equity portfolio, where we see more alpha opportunities. Fortunately, the positioning not only has reduced volatility, but also has increased excess returns. With a high demand for yield, a strong technical backdrop and fluctuating sentiment, we could see more momentum and tighter spreads to close out the year.

(1)
The GMA Composite is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund’s portfolio can be compared. As of November 30, 2019, the Index allocation is approximately: 7.5% of the S&P 500® Index, 12.0% of the Bloomberg Barclays U.S. Aggregate Bond Index, 20.0% of the MSCI EAFE® Index, 9.0% of the MSCI Emerging Markets IndexSM, 7.25% of the Russell 1000® Growth Index, 12.25% of the Russell 1000® Value Index, 2.0% of the Russell 2000® Index, 4.0% of the Russell Midcap® Index, 7.0 % of the Bloomberg Barclays Global Aggregate Index, 6.0% of the Bloomberg Barclays High Yield Bond Index, 6.0% of S&P/LSTA Leveraged Loan Index, 5.0% of the FTSE EPRA Nareit Developed Index, and 2.0% of the Bloomberg Barclays U.S. Short Treasury 1-3 Month Index.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
6

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from June 1, 2019 to November 30, 2019. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Annualized Expense Ratio*	Expenses Paid During the Period Ended November 30, 2019**	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Annualized Expense Ratio*	Expenses Paid During the Period Ended November 30, 2019**
Class A	$1,000.00	$1,078.20	0.60%	$3.12	$1,000.00	$1,022.00	0.60%	$3.03
Class C	1,000.00	1,074.00	1.35	7.00	1,000.00	1,018.25	1.35	6.81
Class I	1,000.00	1,079.60	0.35	1.82	1,000.00	1,023.25	0.35	1.77
Class R6	1,000.00	1,080.20	0.35	1.82	1,000.00	1,023.25	0.35	1.77
Class W	1,000.00	1,078.80	0.35	1.82	1,000.00	1,023.25	0.35	1.77

*
The annualized expense ratios do not include expenses of the underlying funds.

**
Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

7

STATEMENT OF ASSETS AND LIABILITIES as of November 30, 2019 (Unaudited)

ASSETS:
Investments in securities at fair value*	$27,860
Investments in affiliated underlying funds at fair value**	100,078,164
Investments in unaffiliated underlying funds at fair value***	37,422,475
Short-term investments at fair value****	1,335,481
Cash collateral for futures	587,229
Foreign cash collateral for futures*****	31,351
Receivables:
Fund shares sold	10,069
Dividends	1,628
Interest	116
Unrealized appreciation on forward foreign currency contracts	188,523
Unrealized appreciation on OTC swap agreements	263,757
Prepaid expenses	29,449
Reimbursement due from manager	71,359
Other assets	23,858
Total assets	140,071,319
LIABILITIES:
Payable for fund shares redeemed	13,109
Unrealized depreciation on forward foreign currency contracts	167,432
Unrealized depreciation on OTC swap agreements	307,682
Payable for investment management fees	36,288
Payable for distribution and shareholder service fees	31,773
Payable to custodian due to foreign currency overdraft******	2,208
Payable for trustees fees	684
Payable to trustees under the deferred compensation plan (Note 6)	23,858
Other accrued expenses and liabilities	65,485
Total liabilities	648,519
NET ASSETS	$139,422,800
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$123,769,104
Total distributable earnings	15,653,696
NET ASSETS	$139,422,800
* Cost of investments in securities	$27,495
** Cost of investments in affiliated underlying funds	$91,431,060
*** Cost of investments in unaffiliated underlying funds	$34,094,996
**** Cost of short-term investments	$1,335,481
***** Cost of foreign cash collateral for futures	$31,351
****** Cost of foreign currency overdraft	$2,256
See Accompanying Notes to Financial Statements
8

STATEMENT OF ASSETS AND LIABILITIES as of November 30, 2019 (Unaudited) (continued)

Class A
Net assets	$117,253,500
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	9,779,309
Net asset value and redemption price per share†	$11.99
Maximum offering price per share (5.75%)(1)	$12.72
Class C
Net assets	$9,613,192
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	797,657
Net asset value and redemption price per share†	$12.05
Class I
Net assets	$12,393,036
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	1,015,012
Net asset value and redemption price per share	$12.21
Class R6
Net assets	$34,920
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	2,848
Net asset value and redemption price per share	$12.26
Class W
Net assets	$128,152
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	10,511
Net asset value and redemption price per share	$12.19

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
9

STATEMENT OF OPERATIONS for the six months ended November 30, 2019 (Unaudited)

INVESTMENT INCOME:
Interest	$11,765
Dividends from affiliated underlying funds	1,027,856
Dividends from unaffiliated underlying funds	428,362
Total investment income	1,467,983
EXPENSES:
Investment management fees	181,482
Distribution and shareholder service fees:
Class A	143,358
Class C	49,952
Class O(1)	2,198
Transfer agent fees:
Class A	83,955
Class C	7,360
Class I	4,901
Class O(1)	706
Class R6	112
Class W	88
Shareholder reporting expense	17,385
Registration fees	43,969
Professional fees	19,581
Custody and accounting expense	19,422
Trustees fees	2,738
Reorganization expense (Note 6)	15,054
Miscellaneous expense	9,139
Total expenses	601,400
Waived and reimbursed fees	(162,652)
Net expenses	438,748
Net investment income	1,029,235
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,565
Sale of affiliated underlying funds	126,241
Sale of unaffiliated underlying funds	166,514
Forward foreign currency contracts	(65,720)
Foreign currency related transactions	(159,445)
Futures	(405,045)
Net realized loss	(333,890)
Net change in unrealized appreciation (depreciation) on:
Investments	(117)
Affiliated underlying funds	5,509,421
Unaffiliated underlying funds	4,044,804
Forward foreign currency contracts	28,938
Foreign currency related transactions	(205)
Futures	191,869
Swaps	(43,925)
Net change in unrealized appreciation (depreciation)	9,730,785
Net realized and unrealized gain	9,396,895
Increase in net assets resulting from operations	$10,426,130

(1)
Class O converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements
10

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
FROM OPERATIONS:
Net investment income	$1,029,235	$2,214,724
Net realized gain (loss)	(333,890)	7,941,720
Net change in unrealized appreciation (depreciation)	9,730,785	(13,640,946)
Increase (decrease) in net assets resulting from operations	10,426,130	(3,484,502)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	—	(5,048,977)
Class C	—	(451,007)
Class I	—	(547,635)
Class O(1)	—	(74,920)
Class R6	—	(99)
Class W	—	(4,118)
Total distributions	—	(6,126,756)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,764,622	58,060,862
Reinvestment of distributions	—	5,715,446
	2,764,622	63,776,308
Cost of shares redeemed	(9,633,111)	(77,093,884)
Net decrease in net assets resulting from capital share transactions	(6,868,489)	(13,317,576)
Net increase (decrease) in net assets	3,557,641	(22,928,834)
NET ASSETS:
Beginning of year or period	135,865,159	158,793,993
End of year or period	$139,422,800	$135,865,159

(1)
Class O converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements
11

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning ofyear or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
11-30-19+	11.12	0.09•	0.78	0.87	—	—	—	—	—	11.99	7.82	0.84	0.60	0.60	1.53	117,254	1
05-31-19	11.93	0.19•	(0.49)	(0.30)	0.26	0.25	—	0.51	—	11.12	(2.24)	0.80	0.58	0.58	1.69	111,044	118
05-31-18	11.24	0.22	0.79	1.01	0.32	—	—	0.32	—	11.93	8.99	0.87	0.52	0.52	1.76	69,448	78
05-31-17	10.33	0.22	0.88	1.10	0.19	—	—	0.19	—	11.24	10.83	0.85	0.52	0.52	2.01	69,235	102
05-31-16	10.83	0.13	(0.47)	(0.34)	0.16	—	—	0.16	—	10.33	(3.10)	0.80	0.45	0.45	1.22	67,601	65
05-31-15	10.82	0.14•	0.16	0.30	0.29	—	—	0.29	—	10.83	2.86	0.71	0.38	0.38	1.33	86,884	38
Class C
11-30-19+	11.22	0.05•	0.78	0.83	—	—	—	—	—	12.05	7.40	1.59	1.35	1.35	0.81	9,613	1
05-31-19	12.00	0.10	(0.49)	(0.39)	0.14	0.25	—	0.39	—	11.22	(2.99)	1.55	1.33	1.33	0.83	11,076	118
05-31-18	11.29	0.12	0.80	0.92	0.21	—	—	0.21	—	12.00	8.18	1.62	1.27	1.27	1.01	15,241	78
05-31-17	10.37	0.14•	0.89	1.03	0.11	—	—	0.11	—	11.29	10.00	1.60	1.27	1.27	1.26	15,758	102
05-31-16	10.87	0.05	(0.47)	(0.42)	0.08	—	—	0.08	—	10.37	(3.86)	1.55	1.20	1.20	0.48	21,959	65
05-31-15	10.86	0.06	0.16	0.22	0.21	—	—	0.21	—	10.87	2.09	1.46	1.13	1.13	0.60	26,229	38
Class I
11-30-19+	11.31	0.11•	0.79	0.90	—	—	—	—	—	12.21	7.96	0.53	0.35	0.35	1.79	12,393	1
05-31-19	12.11	0.22	(0.50)	(0.28)	0.27	0.25	—	0.52	—	11.31	(2.01)	0.53	0.33	0.33	1.82	11,885	118
05-31-18	11.40	0.24	0.82	1.06	0.35	—	—	0.35	—	12.11	9.31	0.56	0.27	0.27	2.03	13,541	78
05-31-17	10.48	0.25	0.89	1.14	0.22	—	—	0.22	—	11.40	11.06	0.53	0.27	0.27	2.26	13,077	102
05-31-16	10.99	0.16	(0.48)	(0.32)	0.19	—	—	0.19	—	10.48	(2.88)	0.47	0.20	0.20	1.46	12,623	65
05-31-15	10.98	0.18	0.15	0.33	0.32	—	—	0.32	—	10.99	3.09	0.42	0.13	0.13	1.59	14,705	38
Class R6
11-30-19+	11.35	0.10•	0.81	0.91	—	—	—	—	—	12.26	8.02	1.21	0.35	0.35	1.66	35	1
05-31-19	12.04	0.21	(0.52)	(0.31)	0.13	0.25	—	0.38	—	11.35	(2.36)	1.34	0.33	0.33	1.81	3	118
09-29-17(5) - 05-31-18	11.90	0.19•	0.31	0.50	0.36	—	—	0.36	—	12.04	4.16	1.09	0.27	0.27	2.30	3	78
Class W
11-30-19+	11.30	0.10•	0.79	0.89	—	—	—	—	—	12.19	7.88	0.59	0.35	0.35	1.75	128	1
05-31-19	12.10	0.22	(0.50)	(0.28)	0.27	0.25	—	0.52	—	11.30	(2.00)	0.55	0.33	0.33	1.77	118	118
05-31-18	11.39	0.23•	0.83	1.06	0.35	—	—	0.35	—	12.10	9.29	0.62	0.27	0.27	1.91	78	78
05-31-17	10.48	0.23	0.91	1.14	0.23	—	—	0.23	—	11.39	11.05	0.60	0.27	0.27	2.24	104	102
05-31-16	10.98	0.16•	(0.47)	(0.31)	0.19	—	—	0.19	—	10.48	(2.76)	0.55	0.20	0.20	1.58	48	65
05-31-15	10.98	0.04•	0.28	0.32	0.32	—	—	0.32	—	10.98	3.05	0.46	0.13	0.13	0.40	91	38

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

See Accompanying Notes to Financial Statements
12

Financial Highlights (continued)

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of Underlying Funds.

(5)
Commencement of operations.

+
Unaudited.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements
13

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited)

NOTE 1 — ORGANIZATION
Prior to the close of business on November 8, 2019, Voya Global Multi-Asset Fund (“Global Multi-Asset” or the “Fund”), was a separate active series under Voya Series Fund, Inc. (the “Company”). The Company was incorporated under the laws of the State of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. Prior to the close of business on November 8, 2019 there were six separate active series which comprised the Company and effective on the close of business on November 8, 2019, there were no active series which comprised the Company.
Effective on the close of business on November 8, 2019, Global Multi-Asset was reorganized into a series of Voya Equity Trust (the “Trust”) and is now a separately active investment series under the Trust. The Trust is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of twelve separate active investment series. This report is for Global Multi-Asset, a diversified series of the Trust.
The Fund offers the following classes of shares: Class A, Class C, Class I, Class R6, and Class W. At the close of business on November 22, 2019, all outstanding Class O shares of Global Multi-Asset were converted to Class A shares of the Fund. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Beginning on January 2, 2020, Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares ten years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
The investment companies in which the Fund invests are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing

14

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

15

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments. The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from affiliated Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.
Reported net realized foreign exchange gains or losses arise from the difference between the amounts of foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of foreign/withholding tax reclaim receivables, resulting from changes in the exchange rate.
D. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment strategies permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.

16

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting

17

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of November 30, 2019, the maximum amount of loss the Fund would incur if the counterparties to its derivative transactions failed to perform would be $452,280 which represents the gross payments to be received by the Fund on open forward foreign currency contracts and OTC total return swaps were they to be unwound as of November 30, 2019. As of November 30, 2019, there was no collateral received by the Fund from any counterparty.
The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
As of November 30, 2019, the Fund had a liability position of  $475,114 on open forward foreign currency contracts and OTC total return swaps with credit related contingent features. If a contingent feature would have been triggered as of November 30, 2019, the Fund could have been required to pay this amount in cash to its counterparties. As of November 30, 2019, the Fund had not pledged any cash collateral for its open OTC derivatives transactions.
E. Forward Foreign Currency Contracts and Futures Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.
During the period ended November 30, 2019, the Fund had an average contract amount on forward foreign currency contracts to buy and sell of  $19,051,037 and $17,656,359, respectively. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at November 30, 2019.
The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period

18

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

ended November 30, 2019, the Fund had purchased and sold futures contracts on various equity indices and U.S. Treasuries as part of its tactical asset allocation strategies. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the period ended November 30, 2019, the Fund had average notional values on futures contracts purchased and sold of  $17,835,223 and $17,952,058, respectively. Please refer to the table within the Portfolio of Investments for open futures contracts at November 30, 2019.
F. Swap Agreements. The Fund may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).
The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within the Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Fund’s counterparty on the swap agreement becomes the CCP. A Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statement of Operations. Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Total Return Swap Contracts. A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Risks of total return swaps include credit, liquidity and market risks.
For the period ended November 30, 2019, the Fund entered into total return swaps on equity indices. For the period ended November 30, 2019, the Fund had an average notional amount of  $22,996,929 on total return swaps. Please refer to the table within the Portfolio of Investments for open total return swaps at November 30, 2019.

19

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gain distributions, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended November 30, 2019, the cost of purchases and the proceeds from the sales of investments, excluding short-term securities, were as follows:
Purchases	Sales
$1,145,707	$8,257,875
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee equal to (1) 0.18% of the Fund’s average daily net assets invested in affiliated Underlying Funds; (2) 0.900% on the first $500 million; 0.875% on the next $500 million; 0.850% on the next $500 million; 0.825% on the next $500 million; and 0.800% thereafter of the Fund’s average daily net assets invested in direct investments; and (3) 0.40% of the Fund’s average daily net assets invested in other investments.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Fund (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund, except Class I, Class R6 and Class W, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
Class A	Class C
0.25%	1.00%
The Distributor may also retain the proceeds of the initial sales charge paid by the shareholders upon the purchase

20

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class C shares. For the period ended November 30, 2019, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$1,070	$—
Contingent Deferred Sales Charges:	$—	$21
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
For the period ended November 30, 2019, the Fund incurred $15,054 of costs associated with the reorganization as a series of Voya Series Fund, Inc. to a series of Voya Equity Trust. The Investment Adviser reimbursed the Fund $1,091 of these costs. Please refer to Note 1 for additional information.
At November 30, 2019, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies that owned more than 5% of the Fund.
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENT
Voya Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”)
with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:
Class A(1)	Class C(1)	Class I(1)	Class R6(1)	Class W(1)
1.15%	1.90%	0.90%	0.90%	0.90%

(1)
These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of November 30, 2019, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
November 30,
2020	2021	2022	Total
$425,883	$377,106	$240,178	$1,043,167
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of November 30, 2019, are as follows:
	November 30,
	2020	2021	2022	Total
Class A	$81,609	$53,611	$45,262	$180,482
Class C	11,876	7,764	3,397	23,037
Class R6	—	—	107	107
Class W	61	51	41	153
The Expense Limitation Agreement is contractual through October 1, 2021 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 17, 2019, the Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line

21

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 8 — LINE OF CREDIT (continued)

of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Fund did not utilize the line of credit during the period ended November 30, 2019

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Class A
11/30/2019	191,250	—	(21)	(552,280)	154,532	(206,519)	105,727,017	—	963,475	(136,100,676)	1,843,565	(27,566,619)
5/31/2019	4,854,154	—	448,440	(1,135,697)	—	4,166,897	56,437,978	—	4,677,231	(13,003,642)	—	48,111,567
Class C
11/30/2019	7,974	—	—	(197,506)	—	(189,532)	94,050	—	—	(2,327,978)	—	(2,233,928)
5/31/2019	43,285	—	41,466	(367,229)	—	(282,478)	495,359	—	437,879	(4,223,237)	—	(3,289,999)
Class I
11/30/2019	30,612	—	—	(66,492)	—	(35,880)	362,278	—	—	(787,995)	—	(425,717)
5/31/2019	45,724	—	49,275	(161,894)	—	(66,895)	541,058	—	522,314	(1,904,511)	—	(841,139)
Class O(1)
11/30/2019	102	—	—	(1,967)	(155,706)	(157,571)	(103,488,354)	—	(963,475)	129,621,266	(1,843,565)	23,325,872
5/31/2019	42,624	—	7,117	(4,991,494)	—	(4,941,753)	509,851	—	73,806	(57,929,103)	—	(57,345,446)
Class R6
11/30/2019	3,320	—	—	(741)	—	2,579	39,257	—	—	(9,000)	—	30,257
5/31/2019	—	—	9	—	—	9	—	—	98	—	—	98
Class W
11/30/2019	2,559	—	—	(2,474)	—	85	30,374	—	—	(28,728)	—	1,646
5/31/2019	6,427	—	389	(2,831)	—	3,985	76,616	—	4,118	(33,391)	—	47,343

(1)
Class O converted to Class A on November 22, 2019.

NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The Fund paid no dividends or distributions during the six months ended November 30, 2019. The tax composition of dividends and distributions to shareholders during the year ended May 31, 2019 was as follows:
Ordinary Income	Long-term Capital Gains
$4,178,917	$1,947,839

22

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of November 30, 2019 were:
Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
			Amount	Character	Expiration
$857,221	$5,782,475	$9,740,546	$(689,872)	Short-term	None
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of November 30, 2019, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2014.
NOTE 11 — OTHER ACCOUNTING PRONOUCEMENTS
The Fund has made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Fund has concluded that the change in accounting principle does not materially impact the financial statement amounts.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Fund has elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Fund’s financial statements. The Fund plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Fund is currently evaluating the impact of these changes on the financial statements.
NOTE 12 — AUDITOR CHANGE
On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to the Trust, on behalf of the Fund. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board and was approved by the Board.
KPMG’s reports on the Fund’s financial statements for the fiscal years ended May 31, 2019 and May 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended May 31, 2019 and May 31, 2018 and during the subsequent interim period through September 12, 2019: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
On September 12, 2019, the Audit Committee of the Board recommended and the Board approved the selection of Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm for the fiscal year ending May 31, 2020. During the Fund’s fiscal years ended May 31, 2019 and May 31, 2018, and the subsequent interim period through September 12, 2019, neither the

23

NOTES TO FINANCIAL STATEMENTS as of November 30, 2019 (Unaudited) (continued)

NOTE 12 — AUDITOR CHANGE (continued)

Fund, nor anyone on its behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).
NOTE 13 — SUBSEQUENT EVENTS
Dividends: Subsequent to November 30, 2019, the Fund declared and paid dividends and distributions of:
	Type	Per Share Amount	Payable Date	Record Date
Class A	NII	$0.2172	January 2, 2020	December 30, 2019
Class C	NII	$0.1068	January 2, 2020	December 30, 2019
Class I	NII	$0.2467	January 2, 2020	December 30, 2019
Class R6	NII	$0.2551	January 2, 2020	December 30, 2019
	Type	Per Share Amount	Payable Date	Record Date
Class W	NII	$0.2500	January 2, 2020	December 30, 2019
All Classes	STCG	$0.0003	January 2, 2020	December 30, 2019
All Classes	LTCG	$0.5014	January 2, 2020	December 30, 2019

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Class Conversion: The Board approved the conversion for the Fund’s Class C shares to Class A shares. Beginning on January 2, 2020, all outstanding Class C shares of the Fund were automatically converted to Class A shares of the Fund after they had been held for a ten-year holding period.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

24

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of November 30, 2019 (Unaudited)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 26.8%
18,834	iShares 20+ Year Treasury Bond ETF	$2,644,670	1.9
33,786	iShares Core S&P 500 ETF	10,678,403	7.7
58,597	Vanguard Global ex-U.S. Real Estate ETF	3,542,775	2.5
36,559	Vanguard Real Estate ETF	3,402,546	2.4
40,737	Vanguard Russell 1000 Growth ETF	7,175,008	5.1
84,820	Vanguard Value ETF	9,979,073	7.2
	Total Exchange-Traded Funds (Cost $34,094,996)	37,422,475	26.8
MUTUAL FUNDS: 71.8%
	Affiliated Investment Companies: 71.8%
877,488	Voya Floating Rate Fund - Class I	8,239,617	5.9
1,416,237	Voya Global Bond Fund - Class R6	13,581,713	9.7
697,402	Voya High Yield Bond Fund - Class R6	5,544,344	4.0
591,986	Voya Intermediate Bond Fund - Class R6	6,162,578	4.4
66,613	Voya Large-Cap Growth Fund - Class R6	3,267,386	2.3
113,850 (1)	Voya MidCap Opportunities Fund - Class R6	2,913,410	2.1
1,019,937	Voya Multi-Manager Emerging Markets Equity Fund - Class I	12,698,216	9.1
1,091,091	Voya Multi-Manager International Equity Fund - Class I	12,667,568	9.1
1,589,954	Voya Multi-Manager International Factors Fund - Class I	15,470,256	11.1
272,875	Voya Multi-Manager Mid Cap Value Fund - Class I	2,900,666	2.1
199,097	Voya Small Company Fund - Class R6	2,928,721	2.1
604,277	Voya Strategic Income Opportunities Fund - Class R6	6,211,964	4.5
596,000	Voya U.S. High Dividend Low Volatility Fund - Class R6	7,491,725	5.4
	Total Mutual Funds (Cost $91,431,060)	100,078,164	71.8

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 0.0%
	Other Asset-Backed Securities: 0.0%
2,517	Chase Funding Trust Series 2003-5 2A2, 2.308%, (US0001M + 0.600%), 07/25/2033	$2,486	0.0
24,979 (2)(3)	Credit-Based Asset Servicing and Securitization LLC 2007-SP1 A4, 5.390%, 12/25/2037	25,374	0.0
	Total Asset-Backed Securities (Cost $27,495)	27,860	0.0
	Total Long-Term Investments (Cost $125,553,551)	137,528,499	98.6

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.0%
	Mutual Funds: 1.0%
1,335,481 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.550% (Cost $1,335,481)	1,335,481	1.0
	Total Short-Term Investments (Cost $1,335,481)	1,335,481	1.0
	Total Investments in Securities (Cost $126,889,032)	$138,863,980	99.6
	Assets in Excess of Other Liabilities	558,820	0.4
	Net Assets	$139,422,800	100.0
†
Unless otherwise indicated, principal amount is shown in USD.
(1)
Non-income producing security.

(2)
Variable rate security. Rate shown is the rate in effect as of November 30, 2019.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)
Rate shown is the 7-day yield as of November 30, 2019.

Reference Rate Abbreviations:
US0001M	1-month LIBOR

See Accompanying Notes to Financial Statements
25

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of November 30, 2019 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of November 30, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$37,422,475	$—	$—	$37,422,475
Mutual Funds	100,078,164	—	—	100,078,164
Asset-Backed Securities	—	27,860	—	27,860
Short-Term Investments	1,335,481	—	—	1,335,481
Total Investments, at fair value	$138,836,120	$27,860	$—	$138,863,980
Other Financial Instruments+
Forward Foreign Currency Contracts	—	188,523	—	188,523
Futures	222,326	—	—	222,326
OTC Swaps	—	263,757	—	263,757
Total Assets	$139,058,446	$480,140	$—	$139,538,586
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(167,432)	$—	$(167,432)
Futures	(194,697)	—	—	(194,697)
OTC Swaps	—	(307,682)	—	(307,682)
Total Liabilities	$(194,697)	$(475,114)	$—	$(669,811)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At November 30, 2019, the following forward foreign currency contracts were outstanding for Voya Global Multi-Asset Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF 5,300,000	USD 5,383,356	Brown Brothers Harriman & Co.	12/04/19	$(81,508)
SEK 88,200,000	USD 9,239,577	Goldman Sachs International	12/04/19	(28,706)
SGD 9,100,000	USD 6,711,271	Morgan Stanley Capital Services LLC	12/04/19	(57,218)
USD 7,524,992	CAD 9,900,000	The Bank of New York Mellon	12/04/19	71,767
USD 3,168,929	NOK 28,800,000	The Bank of New York Mellon	12/04/19	45,510
USD 4,959,459	JPY 535,200,000	The Bank of New York Mellon	12/04/19	67,750
USD 2,072,864	GBP 1,600,000	The Bank of New York Mellon	12/04/19	3,496
				$21,091

See Accompanying Notes to Financial Statements
26

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of November 30, 2019 (Unaudited) (continued)

At November 30, 2019, the following futures contracts were outstanding for Voya Global Multi-Asset Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	18	12/20/19	$1,461,420	$48,473
Mini MSCI EAFE Index	28	12/20/19	2,768,220	70,603
Tokyo Price Index (TOPIX)	49	12/12/19	7,599,434	94,709
U.S. Treasury Ultra Long Bond	15	03/20/20	2,815,781	4,190
			$14,644,855	$217,975
Short Contracts:
S&P 500® E-Mini	(46)	12/20/19	(7,230,510)	(194,697)
U.S. Treasury 10-Year Note	(21)	03/20/20	(2,716,547)	3,733
U.S. Treasury 5-Year Note	(41)	03/31/20	(4,877,719)	618
			$(14,824,776)	$(190,346)
At November 30, 2019, the following over-the-counter-total return swaps were outstanding for Voya Global Multi-Asset Fund:
Pay/ Receive Total Return(1)	Reference Entity	Reference Entity Payment Frequency	Fixed/ Floating Rate	Floating Rate Payment Frequency	Counterparty	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	S&P® 500 Growth Total Return Index	Monthly	US0001M + 0.18%	Monthly	Goldman Sachs International	12/02/19	USD11,497,874	$(307,682)	$—	$(307,682)
Receive	S&P® 500 Value Total Return Index	Monthly	US0001M + 0.24%	Monthly	Goldman Sachs International	12/02/19	USD11,499,055	263,757	—	263,757
								$(43,925)	$—	$(43,925)

(1)
The Fund will pay or receive the total return of the reference entity depending on whether the return is positive or negative. Where the Fund has elected to receive the total return of the reference entity if positive, it will be responsible for paying the floating rate and the total return of the reference entity, if negative. If the Fund has elected to pay the total return of the reference entity if positive, it will receive the floating rate and the total return of the reference entity, if negative.

Currency Abbreviations
CAD – Canadian Dollar
CHF – Swiss Franc
GBP – British Pound
JPY – Japanese Yen
SEK – Swedish Krona
SGD – Singapore Dollar
USD – United States Dollar
See Accompanying Notes to Financial Statements
27

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of November 30, 2019 (Unaudited) (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of November 30, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$213,785
Interest rate contracts	Net Assets — Unrealized appreciation*	8,541
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	188,523
Equity contracts	Unrealized appreciation on OTC swap agreements	263,757
Total Asset Derivatives		$674,606
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$194,697
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	167,432
Equity contracts	Unrealized depreciation on OTC swap agreements	307,682
Total Liability Derivatives		$669,811

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended November 30, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$(65,720)	$—	$(65,720)
Equity contracts	—	(356,979)	(356,979)
Interest rate contracts	—	(48,066)	(48,066)
Total	$(65,720)	$(405,045)	$(470,765)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Foreign exchange contracts	$28,938	$—	$—	$28,938
Equity contracts	—	178,711	(43,925)	134,786
Interest rate contracts	—	13,158	—	13,158
Total	$28,938	$191,869	$(43,925)	$176,882

See Accompanying Notes to Financial Statements
28

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of November 30, 2019 (Unaudited) (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at November 30, 2019:
	Brown Brothers Harriman & Co.	Goldman Sachs International	Morgan Stanley Capital Services LLC	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$—	$—	$—	$188,523	$188,523
OTC Total Return Swaps	—	263,757	—	—	263,757
Total Assets	$—	$263,757	$—	$188,523	$452,280
Liabilities:
Forward foreign currency contracts	$81,508	$28,706	$57,218	$—	$167,432
OTC Total Return Swaps	—	307,682	—	—	307,682
Total Liabilities	$81,508	$336,388	$57,218	$—	$475,114
Net OTC derivative instruments by counterparty, at fair value	$(81,508)	$(72,631)	$(57,218)	$188,523	$(22,834)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—
Net Exposure(1)	$(81,508)	$(72,631)	$(57,218)	$188,523	$(22,834)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended November 30, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 5/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 11/30/19	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$8,435,303	$219,640	$(222,751)	$(192,575)	$8,239,617	$219,640	$(6,940)	$—
Voya Global Bond Fund - Class R6	14,266,890	303,500	(1,009,481)	20,804	13,581,713	$303,500	46,257	—
Voya High Yield Bond Fund - Class R6	5,661,383	159,811	(370,409)	93,559	5,544,344	$159,811	1,216	—
Voya Intermediate Bond Fund - Class R6	6,454,841	112,000	(537,735)	133,472	6,162,578	$112,000	24,111	—
Voya Large-Cap Growth Fund - Class R6	3,031,115	—	(192,214)	428,485	3,267,386	$—	4,405	—
Voya MidCap Opportunities Fund - Class R6	2,749,855	—	(70,286)	233,841	2,913,410	$—	62,096	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	11,815,367	103,388	(392,905)	1,172,366	12,698,216	$—	(33,784)	—
Voya Multi-Manager International Equity Fund - Class I	12,034,461	—	(358,907)	992,014	12,667,568	$—	37,296	—
Voya Multi-Manager International Factors Fund - Class I	14,933,560	—	(624,742)	1,161,438	15,470,256	$—	(2,100)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	2,624,403	—	(127,093)	403,356	2,900,666	$—	(20,346)	—
Voya Small Company Fund - Class R6	—	2,136,442	—	792,279	2,928,721	$—	—	—
Voya Small Company Fund - Class R6	2,622,965	—	(2,144,796)	(478,169)	—	$—	893	—
Voya Strategic Income Opportunities Fund Class R6	6,490,969	142,519	(431,814)	10,290	6,211,964	$142,519	3,676	—
Voya U.S. High Dividend Low Volatility Fund - Class I	7,167,271	47,611	(7,536,652)	321,770	—	$47,611	9,461	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	—	7,075,234	—	416,491	7,491,725	$42,775	—	—
	$98,288,383	$10,300,145	$(14,019,785)	$5,509,421	$100,078,164	$1,027,856	$126,241	$—

See Accompanying Notes to Financial Statements
29

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of November 30, 2019 (Unaudited) (continued)

At November 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $129,157,372.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$13,305,716
Gross Unrealized Depreciation	(3,565,170)
Net Unrealized Appreciation	$9,740,546
See Accompanying Notes to Financial Statements
30

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contract AND SUB-ADVISORY CONTRACT
At a meeting held on November 21, 2019, the Board of Trustees (“Board”) of Voya Equity Trust (the “Trust”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of Voya Global Multi-Asset Fund, a series of the Trust (the “Fund”), and the sub-advisory contract (the “Sub-Advisory Contract,” and together with the Management Contract, the “Contracts”)) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”) for an additional one year period ending November 30, 2020. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 21, 2019, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2019, and November 19, 2019, specifically to review and consider materials related to the proposed continuance of the Contracts that they believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC meets several times throughout the year to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”) related to the investment management and sub-advisory contract renewal process. The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained, including most recently in 2018, an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund’s operations and risk management and the oversight of its various other service providers.

31

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Contracts were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as the Fund grows larger and the extent to which any such economies are shared with the Fund. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when the Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, the Fund has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual and net

32

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund and any revenue sharing payments made by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Fund. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund, including their ability to engage in soft-dollar transactions on behalf of the Fund. Following its reviews, the Board determined that the
Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund Analysis
Set forth below are certain of the specific factors that the Board considered at its October 9, 2019, November 19, 2019, and/or November 21, 2019 meetings in relation to approving the Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2019. In addition, the Board also considered at its October 9, 2019, November 19, 2019, and November 21, 2019 meetings certain additional data regarding the Fund’s more recent performance, asset levels and asset flows. The Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for the Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the first quintile of its Morningstar category for the three-year and five-year periods, the second quintile for the ten-year period, and the third quintile for the year-to-date and one-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the first quintile of contractual

33

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Fund, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is below the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that the Fund indirectly bears the fees payable by the underlying funds in which the Fund invests.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the
Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

34

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163311          (1119-012320)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Voya Corporate Leaders® 100 Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2019 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.9%
	Communication Services: 8.1%
6,404 (1)	Alphabet, Inc. - Class C	$8,356,964	1.0
209,610	AT&T, Inc.	7,835,222	0.9
19,314 (1)	Charter Communications, Inc.	9,077,773	1.1
175,088	Comcast Corp. – Class A	7,730,135	0.9
44,301 (1)	Facebook, Inc. - Class A	8,932,854	1.1
29,823 (1)	Netflix, Inc.	9,384,105	1.1
130,111	Verizon Communications, Inc.	7,837,887	0.9
60,370	Walt Disney Co.	9,150,884	1.1
		68,305,824	8.1

	Consumer Discretionary: 9.4%
4,547 (1)	Amazon.com, Inc.	8,188,238	1.0
4,036 (1)	Booking Holdings, Inc.	7,684,665	0.9
864,053	Ford Motor Co.	7,828,320	0.9
209,666	General Motors Co.	7,547,976	0.9
34,132	Home Depot, Inc.	7,526,447	0.9
71,624	Lowe's Cos, Inc.	8,402,211	1.0
36,806	McDonald's Corp.	7,158,031	0.9
84,993	Nike, Inc.	7,945,996	0.9
88,783	Starbucks Corp.	7,584,732	0.9
73,933	Target Corp.	9,242,364	1.1
		79,108,980	9.4

	Consumer Staples: 10.7%
195,507	Altria Group, Inc.	9,716,698	1.2
144,462	Coca-Cola Co.	7,714,271	0.9
107,094	Colgate-Palmolive Co.	7,263,115	0.9
27,438	Costco Wholesale Corp.	8,226,187	1.0
281,813	Kraft Heinz Co.	8,595,296	1.0
141,644	Mondelez International, Inc.	7,441,976	0.9
57,859	PepsiCo, Inc.	7,858,988	0.9
104,428	Philip Morris International, Inc.	8,660,214	1.0
62,982	Procter & Gamble Co.	7,687,583	0.9
144,196	Walgreens Boots Alliance, Inc.	8,594,082	1.0
66,236	Walmart, Inc.	7,888,045	1.0
		89,646,455	10.7

	Energy: 5.5%
66,153	Chevron Corp.	7,748,501	0.9
135,504	ConocoPhillips	8,122,110	1.0
109,761	Exxon Mobil Corp.	7,478,017	0.9
379,569	Kinder Morgan, Inc.	7,443,348	0.9
173,807	Occidental Petroleum Corp.	6,703,736	0.8
228,536	Schlumberger Ltd.	8,273,003	1.0
		45,768,715	5.5

	Financials: 15.0%
72,760	Allstate Corp.	8,101,826	1.0
66,158	American Express Co.	7,946,899	0.9
139,703	American International Group, Inc.	7,356,760	0.9
267,314	Bank of America Corp.	8,906,903	1.1
176,188	Bank of New York Mellon Corp.	8,627,926	1.0

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
37,819 (1)	Berkshire Hathaway, Inc. – Class B	$8,331,526	1.0
17,586	BlackRock, Inc.	8,703,487	1.0
85,896	Capital One Financial Corp.	8,590,459	1.0
112,951	Citigroup, Inc.	8,484,879	1.0
37,544	Goldman Sachs Group, Inc.	8,310,364	1.0
66,647	JPMorgan Chase & Co.	8,781,409	1.0
165,660	Metlife, Inc.	8,268,091	1.0
183,139	Morgan Stanley	9,061,718	1.1
141,543	US Bancorp	8,496,826	1.0
154,718	Wells Fargo & Co.	8,425,942	1.0
		126,395,015	15.0

	Health Care: 16.8%
95,866	Abbott Laboratories	8,191,750	1.0
104,819	AbbVie, Inc.	9,195,771	1.1
46,631	Allergan plc	8,623,937	1.0
40,246	Amgen, Inc.	9,446,541	1.1
34,079 (1)	Biogen, Inc.	10,217,225	1.2
156,226	Bristol-Myers Squibb Co.	8,895,508	1.1
126,380	CVS Health Corp.	9,512,623	1.1
55,424	Danaher Corp.	8,090,796	1.0
69,821	Eli Lilly & Co.	8,193,494	1.0
124,732	Gilead Sciences, Inc.	8,386,980	1.0
61,009	Johnson & Johnson	8,388,127	1.0
73,106	Medtronic PLC	8,143,277	1.0
94,630	Merck & Co., Inc.	8,249,843	1.0
216,613	Pfizer, Inc.	8,343,933	1.0
28,290	Thermo Fisher Scientific, Inc.	8,881,646	1.0
36,448	UnitedHealth Group, Inc.	10,200,702	1.2
		140,962,153	16.8

	Industrials: 13.0%
47,686	3M Co.	8,095,652	1.0
20,492	Boeing Co.	7,503,761	0.9
61,977	Caterpillar, Inc.	8,969,931	1.1
118,165	Emerson Electric Co.	8,727,667	1.0
54,124	FedEx Corp.	8,662,546	1.0
42,868	General Dynamics Corp.	7,790,830	0.9
867,877	General Electric Co.	9,780,974	1.2
46,689	Honeywell International, Inc.	8,336,321	1.0
20,229	Lockheed Martin Corp.	7,910,146	1.0
40,127	Raytheon Co.	8,724,412	1.0
48,225	Union Pacific Corp.	8,487,118	1.0
65,958	United Parcel Service, Inc. - Class B	7,897,151	0.9
57,523	United Technologies Corp.	8,532,962	1.0
		109,419,471	13.0

	Information Technology: 14.0%
40,996	Accenture PLC	8,246,755	1.0
28,268 (1)	Adobe, Inc.	8,749,794	1.0
35,854	Apple, Inc.	9,581,981	1.1
160,641	Cisco Systems, Inc.	7,278,644	0.8
154,504	Intel Corp.	8,968,957	1.1
54,773	International Business Machines Corp.	7,364,230	0.9
29,152	Mastercard, Inc. - Class A	8,519,089	1.0
56,964	Microsoft Corp.	8,623,210	1.0
45,678	Nvidia Corp.	9,900,250	1.2

See Accompanying Notes to Financial Statements

1

Voya Corporate Leaders® 100 Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2019 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
145,048	Oracle Corp.	$8,142,995	1.0
76,767 (1)	PayPal Holdings, Inc.	8,291,604	1.0
102,384	Qualcomm, Inc.	8,554,183	1.0
61,710	Texas Instruments, Inc.	7,418,159	0.9
45,090	Visa, Inc. - Class A	8,319,556	1.0
		117,959,407	14.0

	Materials: 1.9%
166,680	Dow, Inc.	8,895,712	1.0
111,683	DowDuPont, Inc.	7,238,175	0.9
		16,133,887	1.9

	Real Estate: 0.9%
49,668	Simon Property Group, Inc.	7,510,298	0.9

	Utilities: 3.6%
81,505	Duke Energy Corp.	7,186,296	0.9
161,501	Exelon Corp.	7,170,644	0.9
33,926	NextEra Energy, Inc.	7,932,577	0.9
127,014	Southern Co.	7,873,598	0.9
		30,163,115	3.6

	Total Common Stock
	(Cost $477,077,900)	831,373,320	98.9

SHORT-TERM INVESTMENTS: 0.9%
	Mutual Funds: 0.9%
7,312,000 (2)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.530%
	(Cost $7,312,000)	7,312,000	0.9

	Total Short-Term Investments
	(Cost $7,312,000)	7,312,000	0.9

	Total Investments in Securities (Cost $484,389,900)	$838,685,320	99.8
	Assets in Excess of Other Liabilities	1,783,528	0.2
	Net Assets	$840,468,848	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of November 30, 2019.

See Accompanying Notes to Financial Statements

2

Voya Small Company Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2019 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.0%
	Communication Services: 2.0%
137,701 (1)	Gray Television, Inc.	$2,787,068	0.6
208,287 (1)	Imax Corp.	4,478,171	0.9
351,367 (1)	Vonage Holdings Corp.	2,779,313	0.5
		10,044,552	2.0

	Consumer Discretionary: 11.8%
176,341	American Eagle Outfitters, Inc.	2,639,825	0.5
230,986	Callaway Golf Co.	4,799,889	1.0
28,011	Carter's, Inc.	2,893,816	0.6
38,528	Cheesecake Factory	1,680,206	0.3
112,930 (1)	CROCS, Inc.	3,941,257	0.8
164,888	Dana, Inc.	2,794,852	0.6
27,525 (1)	Deckers Outdoor Corp.	4,629,155	0.9
24,561 (1)	Five Below, Inc.	3,038,441	0.6
34,602 (1)	Helen of Troy Ltd.	5,585,455	1.1
41,932	Jack in the Box, Inc.	3,324,788	0.7
127,082	La-Z-Boy, Inc.	4,015,791	0.8
27,257	LCI Industries	2,901,780	0.6
13,681	Lithia Motors, Inc.	2,196,895	0.4
59,323 (1)	Meritage Homes Corp.	3,947,353	0.8
85,013	Red Rock Resorts, Inc.	1,989,304	0.4
9,012 (1),(2)	RH	1,852,777	0.4
86,238 (2)	Shoe Carnival, Inc.	3,061,449	0.6
8,378 (1)	TopBuild Corp.	923,926	0.2
83,113 (1),(2)	YETI Holdings, Inc.	2,644,656	0.5
		58,861,615	11.8

	Consumer Staples: 3.5%
173,422 (1)	BJ's Wholesale Club Holdings, Inc.	4,110,101	0.8
73,654	Energizer Holdings, Inc.	3,674,598	0.7
288,391 (1)	Hostess Brands, Inc.	3,878,859	0.8
124,231 (1)	Performance Food Group Co.	5,846,311	1.2
		17,509,869	3.5

	Energy: 2.3%
415,916 (1),(2)	Carrizo Oil & Gas, Inc.	2,666,021	0.5
51,468 (1)	Dril-Quip, Inc.	2,175,038	0.4
220,713	Parsley Energy, Inc.	3,306,281	0.7
327,424 (1)	WPX Energy, Inc.	3,221,852	0.7
		11,369,192	2.3

	Financials: 19.8%
86,021	Atlantic Union Bankshares Corp.	3,251,594	0.7
63,098	Axis Capital Holdings Ltd.	3,734,140	0.8
172,131	CenterState Bank Corp.	4,377,291	0.9
125,393	Columbia Banking System, Inc.	4,900,358	1.0
84,517	Enterprise Financial Services Corp.	3,820,168	0.8
37,991	Evercore, Inc.	2,939,744	0.6
434,828	First BanCorp. Puerto Rico	4,565,694	0.9
208,419	First Financial Bancorp.	5,068,750	1.0
112,627	Hancock Whitney Corp.	4,573,782	0.9
16,563	Hanover Insurance Group, Inc.	2,251,409	0.5

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
148,453	Heritage Insurance Holdings, Inc.	$2,032,322	0.4
82,276	Houlihan Lokey, Inc.	3,922,097	0.8
80,949	Independent Bank Group, Inc.	4,665,091	0.9
33,882	Kemper Corp.	2,504,557	0.5
84,881	Lakeland Financial Corp.	3,999,593	0.8
205,975	OFG Bancorp	4,418,164	0.9
56,993	Pinnacle Financial Partners, Inc.	3,500,510	0.7
39,217	Piper Jaffray Cos.	3,171,871	0.6
127,288	Radian Group, Inc.	3,289,122	0.7
288,368	Redwood Trust, Inc.	4,665,794	0.9
70,726	Selective Insurance Group	4,683,476	0.9
93,182	Stifel Financial Corp.	5,825,739	1.2
75,844	Western Alliance Bancorp.	3,956,023	0.8
51,594	Wintrust Financial Corp.	3,503,748	0.7
102,200	WSFS Financial Corp.	4,557,098	0.9
		98,178,135	19.8

	Health Care: 14.9%
72,364 (1),(2)	Aerie Pharmaceuticals, Inc.	1,374,192	0.3
30,174 (1)	Amedisys, Inc.	4,917,155	1.0
218,957 (1)	Amicus Therapeutics, Inc.	2,294,669	0.5
66,119 (1)	Amphastar Pharmaceuticals, Inc.	1,289,982	0.3
38,773 (1)	Arena Pharmaceuticals, Inc.	1,837,065	0.4
22,910 (1),(2)	Arrowhead Pharmaceuticals, Inc.	1,672,659	0.3
38,406 (1)	Biohaven Pharmaceutical Holding Co. Ltd.	2,201,432	0.4
31,316 (1)	Blueprint Medicines Corp.	2,569,165	0.5
115,478 (1),(2)	Change Healthcare, Inc.	1,545,096	0.3
30,883	Conmed Corp.	3,498,117	0.7
19,983 (1)	Emergent Biosolutions, Inc.	1,096,267	0.2
57,220	Encompass Health Corp.	4,046,026	0.8
58,411 (1),(2)	Epizyme, Inc.	964,950	0.2
50,089 (1)	FibroGen, Inc.	2,122,271	0.4
20,909 (1)	Global Blood Therapeutics, Inc.	1,390,448	0.3
17,085 (1)	HealthEquity, Inc.	1,074,476	0.2
37,033	Hill-Rom Holdings, Inc.	3,970,308	0.8
96,599 (1)	HMS Holdings Corp.	2,917,290	0.6
93,864 (1)	Immunomedics, Inc.	1,762,766	0.4
50,797 (1),(2)	Insmed, Inc.	1,170,871	0.2
98,822 (1)	Iovance Biotherapeutics, Inc.	2,256,106	0.5
4,861 (1)	Ligand Pharmaceuticals, Inc.	549,293	0.1
50,790 (1)	Magellan Health, Inc.	3,947,907	0.8
75,265 (1)	Merit Medical Systems, Inc.	2,107,420	0.4
28,242 (1)	Novocure Ltd.	2,603,348	0.5
25,628 (1)	PTC Therapeutics, Inc.	1,203,491	0.2
11,748 (1)	Reata Pharmaceuticals, Inc.	2,292,387	0.5
50,435 (1)	Repligen Corp.	4,476,106	0.9

See Accompanying Notes to Financial Statements

3

Voya Small Company Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2019 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
107,945 (1)	Select Medical Holdings Corp.	$2,386,664	0.5
91,461 (1)	Syneos Health, Inc.	5,022,123	1.0
118,603 (1),(2)	Tivity Health, Inc.	2,686,358	0.5
25,368 (1)	Ultragenyx Pharmaceutical, Inc.	1,005,841	0.2
		74,252,249	14.9

	Industrials: 17.6%
159,319 (1)	Air Transport Services Group, Inc.	3,920,840	0.8
41,092	Alamo Group, Inc.	4,717,362	1.0
92,130	Altra Industrial Motion Corp.	3,028,313	0.6
60,741 (1)	Casella Waste Systems, Inc.	2,837,212	0.6
29,580	Crane Co.	2,457,211	0.5
25,906	Curtiss-Wright Corp.	3,557,153	0.7
83,095	Deluxe Corp.	4,244,493	0.9
52,871	EMCOR Group, Inc.	4,701,818	0.9
57,886 (1)	Generac Holdings, Inc.	5,701,771	1.1
71,279 (1)	Huron Consulting Group, Inc.	4,779,257	1.0
51,023	ICF International, Inc.	4,578,294	0.9
67,523	Matthews International Corp.	2,589,507	0.5
46,926	Regal Beloit Corp.	3,835,262	0.8
41,983 (1)	Saia, Inc.	3,984,187	0.8
84,852 (1)	SP Plus Corp.	3,720,760	0.7
27,363 (1)	SPX FLOW, Inc.	1,297,006	0.3
49,631	Tetra Tech, Inc.	4,381,921	0.9
59,926 (1)	Trex Co., Inc.	5,157,231	1.0
86,283	Universal Forest Products, Inc.	4,279,637	0.9
44,306	Watts Water Technologies, Inc.	4,295,910	0.9
178,522 (1)	Welbilt, Inc.	2,979,532	0.6
55,853	Werner Enterprises, Inc.	2,053,156	0.4
35,170	Woodward, Inc.	4,107,504	0.8
		87,205,337	17.6

	Information Technology: 14.1%
129,768 (1)	ACI Worldwide, Inc.	4,866,300	1.0
14,168 (1)	CACI International, Inc.	3,390,686	0.7
44,644 (1)	Cardtronics plc	1,884,870	0.4
70,651 (1)	Cornerstone OnDemand, Inc.	4,357,047	0.9
53,358	Entegris, Inc.	2,524,901	0.5
58,357 (1)	Envestnet, Inc.	4,155,602	0.8
146,006 (1)	Evo Payments, Inc.	4,098,388	0.8
38,114 (1)	ExlService Holdings, Inc.	2,660,738	0.5
206,994 (1)	Harmonic, Inc.	1,709,770	0.4
62,842	j2 Global, Inc.	6,096,931	1.2
55,315 (1)	Lumentum Holdings, Inc.	4,074,503	0.8
27,438	Mantech International Corp.	2,128,640	0.4
126,642 (1)	Onto Innovation, Inc.	4,250,105	0.9
51,756 (1)	Plexus Corp.	3,928,280	0.8
66,413 (1)	Semtech Corp.	3,218,374	0.7
37,415 (1)	Silicon Laboratories, Inc.	3,963,371	0.8
24,381	SYNNEX Corp.	2,994,231	0.6
62,863 (1)	Verint Systems, Inc.	3,055,770	0.6
273,829 (1)	Viavi Solutions, Inc.	4,112,912	0.8
58,008 (1)	Virtusa Corp.	2,592,378	0.5
		70,063,797	14.1

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: 3.2%
57,041	Carpenter Technology Corp.	$2,998,645	0.6
111,153	Commercial Metals Co.	2,374,228	0.5
64,093	Minerals Technologies, Inc.	3,461,022	0.7
78,640	PolyOne Corp.	2,479,519	0.5
74,499	Sensient Technologies Corp.	4,715,042	0.9
		16,028,456	3.2

	Real Estate: 7.3%
67,387	Americold Realty Trust	2,535,099	0.5
202,823	Columbia Property Trust, Inc.	4,210,605	0.8
93,596	Cousins Properties, Inc.	3,789,702	0.8
149,214	Easterly Government Properties, Inc.	3,470,718	0.7
24,124	EastGroup Properties, Inc.	3,285,448	0.7
102,400	Hudson Pacific Properties, Inc.	3,665,920	0.7
236,122	Physicians Realty Trust	4,531,181	0.9
61,761	Ryman Hospitality Properties	5,510,934	1.1
169,096	STAG Industrial, Inc.	5,240,285	1.1
		36,239,892	7.3

	Utilities: 2.5%
44,881	Black Hills Corp.	3,436,538	0.7
21,180	Idacorp, Inc.	2,224,959	0.4
41,188	NorthWestern Corp.	2,947,825	0.6
66,980	Portland General Electric Co.	3,718,060	0.8
		12,327,382	2.5

	Total Common Stock
	(Cost $478,612,837)	492,080,476	99.0

EXCHANGE-TRADED FUNDS: 0.8%
23,781 (2)	iShares Russell 2000 ETF	3,847,053	0.8

	Total Exchange-Traded Funds
	(Cost $3,711,963)	3,847,053	0.8

	Total Long-Term Investments
	(Cost $482,324,800)	495,927,529	99.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.7%
	Repurchase Agreements: 3.2%
3,898,242 (3)	Barclays Capital, Inc., Repurchase Agreement dated 11/29/19, 1.62%, due 12/02/19 (Repurchase Amount $3,898,761, collateralized by various U.S. Government Securities, 0.000%-3.000%, Market Value plus accrued interest $3,976,207, due 09/15/22-05/15/45)	3,898,242	0.8

See Accompanying Notes to Financial Statements

4

Voya Small Company Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
476,681 (3)	BNP Paribas S.A., Repurchase Agreement dated 11/29/19, 1.62%, due 12/02/19 (Repurchase Amount $476,744, collateralized by various U.S. Government Securities, 0.000%-2.000%, Market Value plus accrued interest $486,215, due 05/15/20-11/15/48)	$476,681	0.1
3,898,242 (3)	Cantor Fitzgerald Securities, Repurchase Agreement dated 11/29/19, 1.68%, due 12/02/19 (Repurchase Amount $3,898,780, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $3,976,207, due 12/25/19-10/20/69)	3,898,242	0.8
1,297,280 (3)	Citibank N.A., Repurchase Agreement dated 11/29/19, 1.65%, due 12/02/19 (Repurchase Amount $1,297,456, collateralized by various U.S. Government Agency Obligations, 2.100%-4.500%, Market Value plus accrued interest $1,324,143, due 11/01/20-08/01/48)	1,297,280	0.2
2,600,962 (3)	Citigroup, Inc., Repurchase Agreement dated 11/29/19, 1.65%, due 12/02/19 (Repurchase Amount $2,601,315, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-11.000%, Market Value plus accrued interest $2,652,981, due 02/15/20-01/01/59)	2,600,962	0.5
3,898,242 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 11/29/19, 1.64%, due 12/02/19 (Repurchase Amount $3,898,767, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $3,976,207, due 12/05/19-11/20/49)	3,898,242	0.8
	Total Repurchase Agreements
	(Cost $16,069,649)	16,069,649	3.2

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds(3): 0.5%
2,226,000 (3),(4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.530%	2,226,000	0.4
339,000 (3),(4)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 2.090%	339,000	0.1
	Total Mutual Funds
	(Cost $2,565,000)	2,565,000	0.5

	Total Short-Term Investments
	(Cost $18,634,649)	18,634,649	3.7

	Total Investments in Securities (Cost $500,959,449)	$514,562,178	103.5
	Liabilities in Excess of Other Assets	(17,404,524)	(3.5)
	Net Assets	$497,157,654	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of November 30, 2019.

See Accompanying Notes to Financial Statements

5

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2019 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.6%
	Communication Services: 2.1%
10,727 (1)	Altice USA, Inc.	$274,397	0.2
9,458 (1)	AMC Networks, Inc.	363,471	0.3
15,627	Cinemark Holdings, Inc.	529,287	0.4
10,127 (1)	Live Nation Entertainment, Inc.	706,966	0.5
4,000	Meredith Corp.	140,160	0.1
4,176	Sinclair Broadcast Group, Inc.	145,450	0.1
14,844	Telephone & Data Systems, Inc.	351,951	0.3
4,506	World Wrestling Entertainment, Inc.	279,462	0.2
		2,791,144	2.1

	Consumer Discretionary: 13.0%
5,409	Aarons, Inc.	315,886	0.2
8,102 (1)	Adtalem Global Education, Inc.	273,281	0.2
25,253	American Eagle Outfitters, Inc.	378,037	0.3
180 (1)	Autozone, Inc.	212,026	0.2
14,066	Bed Bath & Beyond, Inc.	205,082	0.2
7,067	Boyd Gaming Corp.	207,841	0.2
12,984	Brinker International, Inc.	581,683	0.4
15,115	Brunswick Corp.	888,309	0.7
12,326 (1)	Caesars Entertainment Corp.	160,731	0.1
3,540 (2)	Cheesecake Factory	154,379	0.1
757 (2)	Cracker Barrel Old Country Store, Inc.	116,381	0.1
38,858	Dana, Inc.	658,643	0.5
3,100	Darden Restaurants, Inc.	367,164	0.3
5,695 (1)	Deckers Outdoor Corp.	957,785	0.7
13,291	Delphi Technologies PLC	165,606	0.1
10,483	Dick's Sporting Goods, Inc.	480,226	0.4
4,670	Domino's Pizza, Inc.	1,374,381	1.0
4,459 (1),(2)	Eldorado Resorts, Inc.	238,601	0.2
9,648 (1)	Etsy, Inc.	418,627	0.3
1,031	Expedia Group, Inc.	104,811	0.1
4,197 (1)	Five Below, Inc.	519,211	0.4
21,298	Gentex Corp.	604,863	0.5
3,269 (1)	Helen of Troy Ltd.	527,682	0.4
4,043	Jack in the Box, Inc.	320,570	0.2
19,484	KB Home	673,757	0.5
2,256	Lear Corp.	271,419	0.2
8,017 (1)	Norwegian Cruise Line Holdings Ltd.	430,032	0.3
219 (1)	NVR, Inc.	830,424	0.6
2,463 (1),(2)	Ollie's Bargain Outlet Holdings, Inc.	161,080	0.1
15,078 (1)	Penn National Gaming, Inc.	347,246	0.3
620	Pool Corp.	127,999	0.1
5,261	Pulte Group, Inc.	208,599	0.2
2,423	Ralph Lauren Corp.	260,085	0.2
11,496 (1)	Sally Beauty Holdings, Inc.	211,871	0.2
25,969	Service Corp. International	1,143,155	0.9

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
2,805	Six Flags Entertainment Corp.	$121,961	0.1
9,645 (1)	Skechers USA, Inc.	387,922	0.3
9,242	Toll Brothers, Inc.	371,251	0.3
6,160	Wendy's Company	132,070	0.1
3,505	Williams-Sonoma, Inc.	243,247	0.2
16,011	Wyndham Destinations, Inc.	776,534	0.6
		16,930,458	13.0

	Consumer Staples: 2.4%
4,897	Church & Dwight Co., Inc.	343,965	0.3
1,489	Hershey Co.	220,610	0.2
7,720	Ingredion, Inc.	642,073	0.5
10,088	Nu Skin Enterprises, Inc.	385,765	0.3
7,893 (1)	Pilgrim's Pride Corp.	248,630	0.2
8,972 (1)	Post Holdings, Inc.	947,443	0.7
3,517	Tyson Foods, Inc.	316,143	0.2
		3,104,629	2.4

	Energy: 1.9%
6,298 (1)	Apergy Corp.	160,851	0.1
38,859	EQT Corp.	339,239	0.3
6,024	HollyFrontier Corp.	310,537	0.2
30,145	Patterson-UTI Energy, Inc.	269,496	0.2
18,451	PBF Energy, Inc.	577,516	0.5
134,164 (1)	Southwestern Energy Co.	244,179	0.2
8,263	World Fuel Services Corp.	350,351	0.3
18,427 (1)	WPX Energy, Inc.	181,322	0.1
		2,433,491	1.9

	Financials: 16.4%
218 (1)	Alleghany Corp.	170,049	0.1
9,384	Ally Financial, Inc.	298,787	0.2
4,200	American Financial Group, Inc.	460,782	0.4
3,165	Ameriprise Financial, Inc.	518,648	0.4
7,725 (1)	Athene Holding Ltd.	347,779	0.3
8,877	AXA Equitable Holdings, Inc.	219,617	0.2
18,952	Bank OZK	562,495	0.4
4,286 (1)	Brighthouse Financial, Inc.	176,412	0.1
3,662	Brown & Brown, Inc.	138,204	0.1
17,337	Cathay General Bancorp.	638,348	0.5
10,656	Citizens Financial Group, Inc.	409,830	0.3
6,430	Comerica, Inc.	452,736	0.4
4,424	Discover Financial Services	375,465	0.3
7,716	E*Trade Financial Corp.	341,819	0.3
19,513	East West Bancorp, Inc.	894,086	0.7
8,295	Evercore, Inc.	641,867	0.5
2,076	Factset Research Systems, Inc.	539,033	0.4
16,092	First American Financial Corp.	1,023,773	0.8
17,365	Hancock Whitney Corp.	705,193	0.5
4,341	Hanover Insurance Group, Inc.	590,072	0.5
7,631	Hartford Financial Services Group, Inc.	472,054	0.4
4,003	Kemper Corp.	295,902	0.2

See Accompanying Notes to Financial Statements

6

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2019 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
4,334	LPL Financial Holdings, Inc.	$400,245	0.3
32,062	MGIC Investment Corp.	462,013	0.4
46,386	Navient Corp.	665,639	0.5
47,310	Old Republic International Corp.	1,067,314	0.8
8,164	Popular, Inc.	451,551	0.3
7,611	Primerica, Inc.	1,018,656	0.8
6,891	Reinsurance Group of America, Inc.	1,140,185	0.9
674	RenaissanceRe Holdings Ltd.	126,934	0.1
2,550	Selective Insurance Group	168,861	0.1
6,213	Signature Bank	766,436	0.6
46,770	SLM Corp.	398,948	0.3
9,400	Sterling Bancorp	191,948	0.1
10,636	Stifel Financial Corp.	664,963	0.5
7,737	Synchrony Financial	289,441	0.2
23,145	Synovus Financial Corp.	881,593	0.7
9,182	Unum Group	282,255	0.2
14,663	Webster Financial Corp.	713,941	0.6
11,746	Wintrust Financial Corp.	797,671	0.6
2,223	WR Berkley Corp.	151,164	0.1
8,976	Zions Bancorp NA	446,825	0.3
		21,359,534	16.4

	Health Care: 10.2%
4,093 (1)	Amedisys, Inc.	666,995	0.5
1,666	AmerisourceBergen Corp.	146,458	0.1
1,154 (1)	Bio-Rad Laboratories, Inc.	426,265	0.3
908	Bio-Techne Corp.	198,171	0.2
9,294	Bruker Corp.	475,760	0.4
2,654	Cardinal Health, Inc.	146,050	0.1
2,947 (1)	Catalent, Inc.	153,215	0.1
2,853 (1)	Centene Corp.	172,521	0.1
6,879 (1)	Charles River Laboratories International, Inc.	999,175	0.8
2,290	Chemed Corp.	984,746	0.8
14,757	Encompass Health Corp.	1,043,467	0.8
24,406 (1)	Exelixis, Inc.	405,872	0.3
5,800 (1)	Haemonetics Corp.	699,480	0.5
3,870 (1)	HealthEquity, Inc.	243,384	0.2
10,259	Hill-Rom Holdings, Inc.	1,099,867	0.9
674 (1)	Idexx Laboratories, Inc.	169,565	0.1
2,547 (1)	Ligand Pharmaceuticals, Inc.	287,811	0.2
7,581 (1)	Masimo Corp.	1,175,586	0.9
1,314	McKesson Corp.	190,057	0.2
4,953 (1)	Molina Healthcare, Inc.	671,131	0.5
6,043 (1)	PRA Health Sciences, Inc.	657,539	0.5
5,455 (1)	Prestige Consumer Healthcare, Inc.	206,035	0.2
3,087 (1)	Repligen Corp.	273,971	0.2
1,663 (1)	STERIS Public Ltd. Co.	251,346	0.2
7,857 (1)	Syneos Health, Inc.	431,428	0.3
17,267 (1)	Tenet Healthcare Corp.	555,997	0.4
1,923 (1)	Veeva Systems, Inc.	286,873	0.2
1,636	West Pharmaceutical Services, Inc.	240,541	0.2
		13,259,306	10.2

	Industrials: 16.0%
8,290 (1)	AECOM	359,206	0.3

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
5,170	AGCO Corp.	$403,932	0.3
8,839	Allison Transmission Holdings, Inc.	427,808	0.3
3,487	Ametek, Inc.	345,248	0.3
1,997	Armstrong World Industries, Inc.	191,752	0.1
6,512 (1)	ASGN, Inc.	436,369	0.3
5,958 (1)	Avis Budget Group, Inc.	177,250	0.1
2,721	Brink's Co.	253,053	0.2
3,146	Carlisle Cos., Inc.	490,713	0.4
8,252	Crane Co.	685,494	0.5
8,172	Curtiss-Wright Corp.	1,122,097	0.9
10,200	Deluxe Corp.	521,016	0.4
10,415	EMCOR Group, Inc.	926,206	0.7
3,738	Graco, Inc.	180,583	0.1
16,311	Herman Miller, Inc.	779,340	0.6
8,196	HNI Corp.	322,021	0.2
5,455	Hubbell, Inc.	801,994	0.6
3,407	IDEX Corp.	554,455	0.4
4,718	Ingersoll-Rand PLC - Class A	618,577	0.5
5,805	Insperity, Inc.	451,455	0.3
10,485	ITT, Inc.	731,643	0.6
2,156	Landstar System, Inc.	240,200	0.2
774	Lennox International, Inc.	198,028	0.2
7,877	Manpowergroup, Inc.	729,725	0.6
7,312 (1)	Mastec, Inc.	485,078	0.4
8,248	MSC Industrial Direct Co.	605,486	0.5
23,560	nVent Electric PLC	582,168	0.4
4,480	Old Dominion Freight Line	858,323	0.7
8,487	Oshkosh Corp.	767,734	0.6
2,022	Owens Corning, Inc.	135,595	0.1
8,289	Regal Beloit Corp.	677,460	0.5
2,678	Ryder System, Inc.	140,568	0.1
804 (1)	Teledyne Technologies, Inc.	274,960	0.2
5,662	Tetra Tech, Inc.	499,898	0.4
15,833	Timken Co.	832,657	0.6
11,950	Toro Co.	934,251	0.7
3,742 (1)	United Airlines Holdings, Inc.	347,258	0.3
13,967	Werner Enterprises, Inc.	513,427	0.4
3,731 (1)	Wesco International, Inc.	196,325	0.2
6,367	Woodward, Inc.	743,602	0.6
3,418 (1)	XPO Logistics, Inc.	282,634	0.2
		20,825,589	16.0

	Information Technology: 16.3%
9,343 (1)	ACI Worldwide, Inc.	350,363	0.3
10,419 (1)	Arrow Electronics, Inc.	829,769	0.6
22,013	Avnet, Inc.	894,828	0.7
9,504	Belden, Inc.	510,745	0.4
3,107	Booz Allen Hamilton Holding Corp.	226,065	0.2
2,999 (1)	CACI International, Inc.	717,721	0.5
5,719 (1)	Cadence Design Systems, Inc.	401,760	0.3
5,451	CDK Global, Inc.	291,901	0.2
3,024	CDW Corp.	408,391	0.3
10,708 (1)	Ciena Corp.	406,476	0.3
11,815 (1)	Cirrus Logic, Inc.	847,136	0.6
3,718	Cognex Corp.	186,569	0.1
3,876 (1)	Fair Isaac Corp.	1,425,399	1.1
6,513 (1)	Fortinet, Inc.	684,581	0.5
13,132	Hewlett Packard Enterprise Co.	207,880	0.2

See Accompanying Notes to Financial Statements

7

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2019 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
9,790	j2 Global, Inc.	$949,826	0.7
27,954	Jabil, Inc.	1,085,733	0.8
20,357	KBR, Inc.	606,028	0.5
3,598	Leidos Holdings, Inc.	326,842	0.2
1,304	Littelfuse, Inc.	236,559	0.2
4,296	LogMeIn, Inc.	335,002	0.3
6,678 (1)	Lumentum Holdings, Inc.	491,902	0.4
2,420	Maxim Integrated Products	137,141	0.1
3,198	MAXIMUS, Inc.	238,731	0.2
9,932	MKS Instruments, Inc.	1,055,573	0.8
9,690 (1)	NCR Corp.	318,123	0.2
10,226 (1)	ON Semiconductor Corp.	219,552	0.2
19,918	Perspecta, Inc.	549,338	0.4
32,787	Sabre Corp.	735,412	0.6
9,995 (1)	Semtech Corp.	484,358	0.4
2,272 (1)	Silicon Laboratories, Inc.	240,673	0.2
5,088	SYNNEX Corp.	624,857	0.5
14,987	Teradyne, Inc.	938,036	0.7
11,462 (1)	Trimble, Inc.	464,555	0.4
570 (1)	Tyler Technologies, Inc.	165,397	0.1
1,035	Universal Display Corp.	201,018	0.2
654 (1)	VeriSign, Inc.	124,744	0.1
3,143 (1)	WEX, Inc.	632,152	0.5
9,225	Xerox Holdings Corp.	359,129	0.3
5,181 (1)	Zebra Technologies Corp.	1,300,120	1.0
		21,210,385	16.3

	Materials: 5.9%
2,500	Avery Dennison Corp.	325,925	0.2
4,643	Carpenter Technology Corp.	244,082	0.2
2,273	Celanese Corp. - Series A	285,421	0.2
14,601	Chemours Co.	230,550	0.2
12,678	Commercial Metals Co.	270,802	0.2
2,952	Compass Minerals International, Inc.	163,157	0.1
12,280	Domtar Corp.	458,290	0.3
5,553	Greif, Inc. - Class A	239,612	0.2
8,858	Huntsman Corp.	200,368	0.1
3,069 (1)	Ingevity Corp.	277,161	0.2
8,654	Louisiana-Pacific Corp.	256,678	0.2
6,581	Minerals Technologies, Inc.	355,374	0.3
7,580	Olin Corp.	132,802	0.1
2,164	Packaging Corp. of America	242,152	0.2
20,182	PolyOne Corp.	636,338	0.5
6,242	Reliance Steel & Aluminum Co.	736,431	0.6
970	Royal Gold, Inc.	113,752	0.1
2,102	RPM International, Inc.	154,980	0.1
1,363	Scotts Miracle-Gro Co.	137,772	0.1
6,207	Sensient Technologies Corp.	392,841	0.3
9,878	Sonoco Products Co.	597,915	0.5
29,796	Steel Dynamics, Inc.	1,005,019	0.8
8,143	Worthington Industries, Inc.	311,877	0.2
		7,769,299	5.9

	Real Estate: 10.8%
13,719	Alexander & Baldwin, Inc.	297,428	0.2
1,117	Boston Properties, Inc.	154,749	0.1

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate (continued)
16,573	Brixmor Property Group, Inc.	$363,612	0.3
6,880	Brookfield Property REIT, Inc.	130,857	0.1
7,848	Camden Property Trust	875,444	0.7
6,945 (1)	CBRE Group, Inc.	396,004	0.3
6,735	Columbia Property Trust, Inc.	139,818	0.1
32,258	CoreCivic, Inc.	488,709	0.4
22,589	Cousins Properties, Inc.	914,629	0.7
1,619	CyrusOne, Inc.	100,864	0.1
17,695	Douglas Emmett, Inc.	779,819	0.6
5,696	EastGroup Properties, Inc.	775,738	0.6
9,973	Equity Lifestyle Properties, Inc.	738,800	0.6
24,158	First Industrial Realty Trust, Inc.	1,028,648	0.8
28,238	Geo Group, Inc./The	391,379	0.3
19,071	Highwoods Properties, Inc.	925,897	0.7
4,796	Jones Lang LaSalle, Inc.	797,719	0.6
12,943	Lamar Advertising Co.	1,079,834	0.8
2,425	Liberty Property Trust	149,428	0.1
4,204	Life Storage, Inc.	460,422	0.4
6,368	Medical Properties Trust, Inc.	132,200	0.1
3,346	National Retail Properties, Inc.	186,506	0.1
2,968	Omega Healthcare Investors, Inc.	124,745	0.1
12,816	Outfront Media, Inc.	320,144	0.2
3,351	PS Business Parks, Inc.	591,753	0.5
23,749	Retail Properties of America, Inc.	337,948	0.3
31,157	Service Properties Trust	725,646	0.6
2,185	SL Green Realty Corp.	186,446	0.1
28,740 (2)	Tanger Factory Outlet Centers, Inc.	437,423	0.3
		14,032,609	10.8

	Utilities: 4.6%
14,331	AES Corp.	270,999	0.2
7,248	Ameren Corp.	538,744	0.4
2,936	Aqua America, Inc.	129,977	0.1
9,346	Idacorp, Inc.	981,797	0.8
17,343	MDU Resources Group, Inc.	503,641	0.4
11,440	NorthWestern Corp.	818,761	0.6
9,411	NRG Energy, Inc.	373,899	0.3
8,616	OGE Energy Corp.	362,389	0.3
3,452	Pinnacle West Capital Corp.	301,670	0.2
15,230	PNM Resources, Inc.	737,893	0.6
21,841	UGI Corp.	951,176	0.7
		5,970,946	4.6

	Total Common Stock
	(Cost $111,062,068)	129,687,390	99.6

See Accompanying Notes to Financial Statements

8

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2019 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.5%
3,008	iShares Core S&P Mid-Cap ETF	$604,909	0.5

	Total Exchange-Traded Funds (Cost $584,384)	604,909	0.5

	Total Long-Term Investments (Cost $111,646,452)	130,292,299	100.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.9%
	Repurchase Agreements: 0.8%
128,007 (3)	Barclays Capital, Inc., Repurchase Agreement dated 11/29/19, 1.62%, due 12/02/19 (Repurchase Amount $128,024, collateralized by various U.S. Government Securities, 0.000%-3.000%, Market Value plus accrued interest $130,567, due 09/15/22-05/15/45)	128,007	0.1
1,000,000 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 11/29/19, 1.64%, due 12/02/19 (Repurchase Amount $1,000,135, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,020,000, due 12/05/19-11/20/49)	1,000,000	0.7

	Total Repurchase Agreements (Cost $1,128,007)	1,128,007	0.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
99,000 (4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.530% (Cost $99,000)	99,000	0.1

	Total Short-Term Investments (Cost $1,227,007)	1,227,007	0.9

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (continued)
	Total Investments in Securities (Cost $112,873,459)	$131,519,306	101.0
	Liabilities in Excess of Other Assets	(1,335,752)	(1.0)
	Net Assets	$130,183,554	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of November 30, 2019.

See Accompanying Notes to Financial Statements

9

Voya Large-Cap Growth Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2019 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.4%
	Communication Services: 11.4%
27,718 (1)	Alphabet, Inc. - Class A	$36,146,767	3.2
546,594 (1)	Altice USA, Inc.	13,981,874	1.3
519,138	Comcast Corp. – Class A	22,919,943	2.1
267,019 (1)	Facebook, Inc. - Class A	53,841,711	4.8
		126,890,295	11.4

	Consumer Discretionary: 14.4%
40,284 (1)	Amazon.com, Inc.	72,543,427	6.5
64,080 (1)	Burlington Stores, Inc.	14,418,000	1.3
47,815	Darden Restaurants, Inc.	5,663,208	0.5
37,956	Domino's Pizza, Inc.	11,170,451	1.0
166,922	Hilton Worldwide Holdings, Inc.	17,526,810	1.6
61,957 (1)	O'Reilly Automotive, Inc.	27,402,342	2.4
104,685	Ross Stores, Inc.	12,159,163	1.1
		160,883,401	14.4

	Consumer Staples: 4.5%
109,864	Church & Dwight Co., Inc.	7,716,847	0.7
72,938	Constellation Brands, Inc.	13,570,844	1.2
57,553	Hershey Co.	8,527,053	0.8
241,510	Philip Morris International, Inc.	20,028,424	1.8
		49,843,168	4.5

	Financials: 3.1%
128,953	Intercontinental Exchange, Inc.	12,143,504	1.1
138,065	Progressive Corp.	10,085,648	0.9
45,424	S&P Global, Inc.	12,021,462	1.1
		34,250,614	3.1

	Health Care: 14.7%
200,023	AbbVie, Inc.	17,548,018	1.6
237,600	Baxter International, Inc.	19,476,072	1.7
482,771 (1)	Boston Scientific Corp.	20,879,846	1.9
68,889 (1)	DexCom, Inc.	15,659,158	1.4
133,840	Eli Lilly & Co.	15,706,124	1.4
69,403	Humana, Inc.	23,682,386	2.1
369,803	Merck & Co., Inc.	32,239,425	2.9
83,285 (1)	Vertex Pharmaceuticals, Inc.	18,468,449	1.7
		163,659,478	14.7

	Industrials: 10.2%
177,728	Ametek, Inc.	17,596,849	1.6
67,433	Boeing Co.	24,692,616	2.2
297,910	CSX Corp.	21,312,482	1.9
180,540	Delta Air Lines, Inc.	10,346,747	0.9
120,684	Ingersoll-Rand PLC - Class A	15,822,879	1.4
63,621	L3Harris Technologies, Inc.	12,793,547	1.2

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
31,835	Roper Technologies, Inc.	$11,472,379	1.0
		114,037,499	10.2

	Information Technology: 36.1%
345,325 (1)	Advanced Micro Devices, Inc.	13,519,474	1.2
228,609	Apple, Inc.	61,095,755	5.5
69,106	Broadcom, Inc.	21,852,008	1.9
90,363	CDW Corp.	12,203,523	1.1
126,997	Fidelity National Information Services, Inc.	17,544,636	1.6
232,751 (1)	Fiserv, Inc.	27,054,976	2.4
201,607 (1)	GoDaddy, Inc.	13,382,673	1.2
105,041	Intuit, Inc.	27,194,064	2.4
78,376	Lam Research Corp.	20,913,068	1.9
452,208	Microsoft Corp.	68,455,247	6.1
117,529	Motorola Solutions, Inc.	19,662,602	1.8
93,008	NXP Semiconductor NV - NXPI - US	10,749,865	1.0
162,099 (1)	Salesforce.com, Inc.	26,404,306	2.4
98,239 (1)	Synopsys, Inc.	13,855,629	1.2
267,747	Visa, Inc. - Class A	49,401,999	4.4
		403,289,825	36.1

	Materials: 1.7%
44,176	Avery Dennison Corp.	5,759,225	0.5
98,006 (1)	Berry Global Group, Inc.	4,575,900	0.4
87,564 (1)	Crown Holdings, Inc.	6,646,108	0.6
24,029	LyondellBasell Industries NV - Class A	2,223,644	0.2
		19,204,877	1.7

	Real Estate: 2.3%
118,766	American Tower Corp.	25,419,487	2.3

	Total Common Stock
	(Cost $828,508,660)	1,097,478,644	98.4

SHORT-TERM INVESTMENTS: 1.6%
	Mutual Funds(2): 1.6%
17,762,000 (2),(3)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.530%
	(Cost $17,762,000)	17,762,000	1.6

	Total Short-Term Investments
	(Cost $17,762,000)	17,762,000	1.6

	Total Investments in Securities (Cost $846,270,660)	$1,115,240,644	100.0
	Liabilities in Excess of Other Assets	(149,714)	–
	Net Assets	$1,115,090,930	100.0

(1)	Non-income producing security.
(2)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(3)	Rate shown is the 7-day yield as of November 30, 2019.

See Accompanying Notes to Financial Statements

10

Voya Large Cap Value Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2019 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.9%
	Communication Services: 8.2%
752,490	AT&T, Inc.	$28,128,076	3.6
272,690	Comcast Corp. – Class A	12,039,263	1.6
154,463	Walt Disney Co.	23,413,502	3.0
		63,580,841	8.2

	Consumer Discretionary: 5.4%
102,207	Hasbro, Inc.	10,394,452	1.3
317,166	MGM Resorts International	10,133,454	1.3
92,955	Ralph Lauren Corp.	9,977,790	1.3
190,465	TJX Cos., Inc.	11,643,125	1.5
		42,148,821	5.4

	Consumer Staples: 8.8%
116,002	Coca-Cola Co.	6,194,507	0.8
33,657	Constellation Brands, Inc.	6,262,221	0.8
165,181	Kellogg Co.	10,756,587	1.4
274,249 (1)	Keurig Dr Pepper, Inc.	8,485,264	1.1
224,119	Philip Morris International, Inc.	18,586,189	2.4
148,310	Procter & Gamble Co.	18,102,718	2.3
		68,387,486	8.8

	Energy: 8.2%
98,529	BP PLC ADR	3,686,955	0.5
193,917	ConocoPhillips	11,623,385	1.5
85,566	EOG Resources, Inc.	6,066,629	0.8
258,769	Exxon Mobil Corp.	17,629,932	2.3
91,719	Marathon Petroleum Corp.	5,561,840	0.7
131,375	Royal Dutch Shell PLC - Class A ADR	7,552,749	1.0
138,316	Schlumberger Ltd.	5,007,039	0.6
68,373	Valero Energy Corp.	6,528,938	0.8
		63,657,467	8.2

	Financials: 23.6%
260,800	American International Group, Inc.	13,733,728	1.8
176,183	Apollo Global Management, Inc.	7,716,815	1.0
826,380	Bank of America Corp.	27,534,982	3.5
95,834	Discover Financial Services	8,133,432	1.0
82,921	First American Financial Corp.	5,275,434	0.7
72,328	Goldman Sachs Group, Inc.	16,009,803	2.1
216,528	Hartford Financial Services Group, Inc.	13,394,422	1.7
141,034	Intercontinental Exchange, Inc.	13,281,172	1.7
304,137	JPMorgan Chase & Co.	40,073,091	5.2
188,976	Morgan Stanley	9,350,532	1.2
76,390	Northern Trust Corp.	8,192,064	1.0
344,074	US Bancorp	20,654,762	2.7
		183,350,237	23.6

	Health Care: 13.3%
96,901 (2)	Alcon, Inc.	5,357,656	0.7

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
53,182	Becton Dickinson & Co.	$13,747,547	1.8
159,042	Bristol-Myers Squibb Co.	9,055,852	1.2
119,648	Gilead Sciences, Inc.	8,045,132	1.0
197,310	Johnson & Johnson	27,128,152	3.5
147,560	Medtronic PLC	16,436,708	2.1
118,453	Novartis AG ADR	10,933,212	1.4
85,816	Zimmer Biomet Holdings, Inc.	12,467,348	1.6
		103,171,607	13.3

	Industrials: 9.7%
66,928	Ametek, Inc.	6,626,541	0.9
51,786	Cummins, Inc.	9,469,588	1.2
74,456	Honeywell International, Inc.	13,294,119	1.7
26,538	Lockheed Martin Corp.	10,377,154	1.3
60,347	Norfolk Southern Corp.	11,677,144	1.5
43,745	Old Dominion Freight Line	8,381,105	1.1
26,337	Roper Technologies, Inc.	9,491,065	1.2
113,929	Timken Co.	5,991,526	0.8
		75,308,242	9.7

	Information Technology: 6.3%
19,850 (2)	Adobe, Inc.	6,144,171	0.8
85,057	Analog Devices, Inc.	9,607,188	1.2
23,749	Broadcom, Inc.	7,509,671	1.0
157,561 (2)	Micron Technology, Inc.	7,485,723	1.0
39,497	Microsoft Corp.	5,979,056	0.8
36,648	MKS Instruments, Inc.	3,894,949	0.5
46,942	Motorola Solutions, Inc.	7,853,397	1.0
		48,474,155	6.3

	Materials: 4.1%
58,159	Air Products & Chemicals, Inc.	13,744,716	1.8
96,030 (1)	BHP Group Ltd. ADR	4,948,426	0.6
73,274	Celanese Corp. - Series A	9,201,016	1.2
69,921	Dow, Inc.	3,731,684	0.5
		31,625,842	4.1

	Real Estate: 5.2%
146,153	American Homes 4 Rent	3,903,747	0.5
74,834	Camden Property Trust	8,347,733	1.1
62,325	Crown Castle International Corp.	8,330,359	1.1
210,791	Highwoods Properties, Inc.	10,233,903	1.3
68,851	Mid-America Apartment Communities, Inc.	9,371,310	1.2
		40,187,052	5.2

	Utilities: 6.1%
95,254	American Electric Power Co., Inc.	8,701,453	1.1
74,668	Entergy Corp.	8,690,609	1.1
111,805	Evergy, Inc.	7,073,902	0.9
218,183	Exelon Corp.	9,687,325	1.3
56,075	NextEra Energy, Inc.	13,111,457	1.7
		47,264,746	6.1

	Total Common Stock
	(Cost $654,276,932)	767,156,496	98.9

See Accompanying Notes to Financial Statements

11

Voya Large Cap Value Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
	Repurchase Agreements: 1.4%
2,690,068 (3)	Bank of America Inc., Repurchase Agreement dated 11/29/19, 1.64%, due 12/02/19 (Repurchase Amount $2,690,431, collateralized by various U.S. Government Agency Obligations, 3.000%-4.000%, Market Value plus accrued interest $2,743,869, due 11/01/47-11/01/49)	2,690,068	0.3
2,690,068 (3)	Bank of Montreal, Repurchase Agreement dated 11/29/19, 1.63%, due 12/02/19 (Repurchase Amount $2,690,428, collateralized by various U.S. Government Securities, 0.000%-3.125%, Market Value plus accrued interest $2,743,871, due 06/18/20-05/15/48)	2,690,068	0.4
2,690,068 (3)	Cantor Fitzgerald Securities, Repurchase Agreement dated 11/29/19, 1.68%, due 12/02/19 (Repurchase Amount $2,690,439, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,743,869, due 12/25/19-10/20/69)	2,690,068	0.4
96,571 (3)	Deutsche Bank AG, Repurchase Agreement dated 11/29/19, 1.62%, due 12/02/19 (Repurchase Amount $96,584, collateralized by various U.S. Government Securities, 0.000%-2.750%, Market Value plus accrued interest $98,502, due 08/15/22-02/15/31)	96,571	0.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
2,690,068 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 11/29/19, 1.64%, due 12/02/19 (Repurchase Amount $2,690,431, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $2,743,869, due 12/05/19-11/20/49)	2,690,068	0.3

	Total Repurchase Agreements
	(Cost $10,856,843)	10,856,843	1.4

Shares		Value	Percentage of Net Assets
	Mutual Funds(3): 1.3%
9,680,000 (3),(4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.530%	9,680,000	1.3
350,000 (3),(4)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 2.090%	350,000	0.0
	Total Mutual Funds
	(Cost $10,030,000)	10,030,000	1.3

	Total Short-Term Investments
	(Cost $20,886,843)	20,886,843	2.7

	Total Investments in Securities (Cost $675,163,775)	$788,043,339	101.6
	Liabilities in Excess of Other Assets	(12,670,210)	(1.6)
	Net Assets	$775,373,129	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of November 30, 2019.

See Accompanying Notes to Financial Statements

12

Voya MidCap Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2019 (Unaudited)

Shares	Value	Percentage of Net Assets
COMMON STOCK: 99.5%
	Communication Services: 3.5%
495,260 (1)	Altice USA, Inc.	$12,668,751	1.1
245,852 (1),(2)	Live Nation Entertainment, Inc.	17,162,928	1.5
85,422 (1)	Take-Two Interactive Software, Inc.	10,365,960	0.9
		40,197,639	3.5

	Consumer Discretionary: 15.2%
85,230 (1)	Burlington Stores, Inc.	19,176,750	1.6
157,861	Darden Restaurants, Inc.	18,697,057	1.6
66,514	Domino's Pizza, Inc.	19,575,070	1.7
151,821 (1)	Five Below, Inc.	18,781,776	1.6
189,403	Hilton Worldwide Holdings, Inc.	19,887,315	1.7
28,507 (1)	Lululemon Athletica, Inc.	6,433,745	0.6
86,252 (1)	O'Reilly Automotive, Inc.	38,147,535	3.3
201,037 (1)	Planet Fitness, Inc.	14,860,655	1.3
132,149	Ross Stores, Inc.	15,349,106	1.3
137,951	Service Corp. International	6,072,603	0.5
		176,981,612	15.2

	Consumer Staples: 3.2%
163,356	Church & Dwight Co., Inc.	11,474,125	1.0
56,954	Constellation Brands, Inc.	10,596,861	0.9
102,605	Hershey Co.	15,201,957	1.3
		37,272,943	3.2

	Energy: 1.0%
109,408	Continental Resources, Inc.	3,378,519	0.3
34,345 (2)	Diamondback Energy, Inc.	2,656,242	0.2
79,564	Oneok, Inc.	5,653,022	0.5
		11,687,783	1.0

	Financials: 4.7%
5,398	Factset Research Systems, Inc.	1,401,591	0.1
111,695	Intercontinental Exchange, Inc.	10,518,318	0.9
166,653	LPL Financial Holdings, Inc.	15,390,404	1.3
75,435	MSCI, Inc. - Class A	19,551,998	1.7
114,829	Progressive Corp.	8,388,258	0.7
		55,250,569	4.7

	Health Care: 15.4%
107,660 (1)	Amedisys, Inc.	17,544,273	1.5
208,780 (1)	BioMarin Pharmaceutical, Inc.	16,850,634	1.5
354,742 (1)	Centene Corp.	21,451,249	1.8
117,983 (1)	Charles River Laboratories International, Inc.	17,137,031	1.5
27,583	Chemed Corp.	11,861,242	1.0
139,209 (1)	DexCom, Inc.	31,643,598	2.7
143,192 (1),(2)	Exact Sciences Corp.	11,599,984	1.0
141,434 (1),(2)	HealthEquity, Inc.	8,894,784	0.8
186,223 (1)	Incyte Corp., Ltd.	17,534,758	1.5

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
116,243 (1)	Tandem Diabetes Care, Inc.	$8,024,254	0.7
109,720 (1)	Veeva Systems, Inc.	16,368,029	1.4
		178,909,836	15.4

	Industrials: 17.0%
272,185	Ametek, Inc.	26,949,037	2.3
289,539	Delta Air Lines, Inc.	16,593,480	1.4
146,171	Hubbell, Inc.	21,490,060	1.9
215,729	Ingersoll-Rand PLC - Class A	28,284,229	2.4
106,706	L3Harris Technologies, Inc.	21,457,510	1.9
654,909	Quanta Services, Inc.	27,270,411	2.3
33,034	Roper Technologies, Inc.	11,904,463	1.0
37,845 (2)	TransDigm Group, Inc.	21,461,899	1.9
249,054	Waste Connections, Inc.	22,551,840	1.9
		197,962,929	17.0

	Information Technology: 33.4%
537,033 (1)	Advanced Micro Devices, Inc.	21,024,842	1.8
121,543 (1)	Aspen Technology, Inc.	15,241,492	1.3
75,393 (1),(2)	Avalara, Inc.	5,882,916	0.5
237,091	Booz Allen Hamilton Holding Corp.	17,250,741	1.5
106,733	CDW Corp.	14,414,292	1.2
234,139	Entegris, Inc.	11,079,457	1.0
134,136 (1)	Euronet Worldwide, Inc.	21,084,838	1.8
153,270	Fidelity National Information Services, Inc.	21,174,251	1.8
378,524 (1)	Fiserv, Inc.	43,999,630	3.8
181,580 (1),(2)	Five9, Inc.	12,378,309	1.1
260,404	Flir Systems, Inc.	13,947,238	1.2
163,962	Global Payments, Inc.	29,693,518	2.5
236,424 (1)	GoDaddy, Inc.	15,693,825	1.3
49,363 (1)	HubSpot, Inc.	7,453,813	0.6
90,893	Lam Research Corp.	24,252,979	2.1
132,734	Motorola Solutions, Inc.	22,206,398	1.9
98,394	NXP Semiconductor NV - NXPI - US	11,372,379	1.0
145,539 (1)	Proofpoint, Inc.	17,274,024	1.5
191,652 (1)	Synopsys, Inc.	27,030,598	2.3
99,464 (1)	Zebra Technologies Corp.	24,959,496	2.1
155,215 (1)	Zendesk, Inc.	12,261,985	1.1
		389,677,021	33.4

	Materials: 3.2%
91,084	Avery Dennison Corp.	11,874,621	1.0
226,074 (1)	Berry Global Group, Inc.	10,555,395	0.9
149,104 (1)	Crown Holdings, Inc.	11,316,994	1.0
37,648	LyondellBasell Industries NV - Class A	3,483,946	0.3
		37,230,956	3.2

	Real Estate: 2.9%
168,405	Americold Realty Trust	6,335,396	0.5
159,526	Equity Lifestyle Properties, Inc.	11,817,686	1.0

See Accompanying Notes to Financial Statements

13

Voya MidCap Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2019 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate (continued)
67,287	SBA Communications Corp.	S	15,911,357	1.4
			34,064,439	2.9

	Total Common Stock (Cost $994,592,720)		1,159,235,727	99.5

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.6%
	Commercial Paper: 0.4%
500,000 (3)	Australia & New Zealand Banking, 1.830%, 03/13/2020		497,222	0.0
525,000 (3)	Banco Santander S.A., 1.950%, 02/05/2020		523,205	0.1
725,000 (3)	Barclays PLC, 2.120%, 12/20/2019		724,284	0.1
300,000 (3)	Le Mouvement Des Caisses Desjardins, 1.850%, 02/10/2020		298,948	0.0
550,000 (3)	Le Mouvement Des Caisses Desjardins, 1.860%, 02/14/2020		547,952	0.1
500,000 (3)	Nederlandse Waterschapsbank, 1.870%, 02/12/2020		498,172	0.1
425,000 (3)	Royal Bank Of Canada, 2.020%, 12/23/2019		424,528	0.0
363,000 (3)	Societe Generale, 1.970%, 01/09/2020		362,270	0.0
425,000 (3)	United Overseas Bnk Group, 1.900%, 01/24/2020		423,928	0.0

	Total Commercial Paper (Cost $4,300,509)		4,300,509	0.4

	Floating Rate Notes: 0.7%
485,000 (3)	Bank Of Montreal, 1.960%, 12/06/2019		485,007	0.0
575,000 (3)	BNP Paribas S.A., 1.970%, 05/14/2020		574,986	0.1
500,000 (3)	Commonwealth Bank of Australia, 1.850%, 01/24/2020		500,085	0.0
400,000 (3)	Coöperatieve Rabobank U.A., 1.940%, 04/20/2020		400,092	0.0
575,000 (3)	Crédit Industriel et Commercial, 2.000%, 04/09/2020		575,121	0.1
700,000 (3)	Credit Suisse Group AG, 1.730%, 01/16/2020		700,029	0.1
250,000 (3)	Credit Suisse Group AG, 1.890%, 04/17/2020		250,068	0.0
500,000 (3)	DNB ASA, 1.850%, 12/06/2019		500,027	0.0
525,000 (3)	HSBC Holdings PLC, 1.840%, 12/27/2019		525,075	0.0
475,000 (3)	Lloyds Bank PLC, 1.860%, 12/10/2019		475,042	0.0
475,000 (3)	Skandinaviska Enskilda Banken AB, 1.960%, 05/11/2020		474,999	0.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes (continued)
625,000 (3)	Societe Generale, 1.910%, 12/02/2019	625,018	0.1
575,000 (3)	The Norinchukin Bank, 1.980%, 04/24/2020	575,089	0.1
325,000 (3)	The Sumitomo Mitsui Financial Group, 1.990%, 05/12/2020	324,929	0.0
700,000 (3)	Toronto-Dominion Bank, 1.850%, 12/10/2019	700,059	0.1
669,000 (3)	Wells Fargo & Co., 1.870%, 12/03/2019	669,023	0.1
300,000 (3)	Westpac Banking Corp, 1.830%, 02/10/2020	300,045	0.0

	Total Floating Rate Notes (Cost $8,654,694)	8,654,694	0.7

	Repurchase Agreements: 1.8%
2,641,104 (3)	Bank of America Inc., Repurchase Agreement dated 11/29/19, 1.62%, due 12/02/19 (Repurchase Amount $2,641,456, collateralized by various U.S. Government Securities, 0.000%-2.875%, Market Value plus accrued interest $2,693,926, due 07/31/21-02/15/46)	2,641,104	0.2
946,636 (3)	BNP Paribas S.A., Repurchase Agreement dated 11/29/19, 1.62%, due 12/02/19 (Repurchase Amount $946,762, collateralized by various U.S. Government Securities, 0.000%-2.000%, Market Value plus accrued interest $965,569, due 05/15/20-11/15/48)	946,636	0.1
8,715,646 (3)	Cantor Fitzgerald Securities, Repurchase Agreement dated 11/29/19, 1.68%, due 12/02/19 (Repurchase Amount $8,716,849, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $8,889,959, due 12/25/19-10/20/69)	8,715,646	0.7

See Accompanying Notes to Financial Statements

14

Voya MidCap Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
8,715,646 (3)	HSBC Securities USA, Repurchase Agreement dated 11/29/19, 1.65%, due 12/02/19 (Repurchase Amount $8,716,828, collateralized by various U.S. Government Agency Obligations, 2.500%-5.000%, Market Value plus accrued interest $8,889,959, due 06/20/24-11/01/49)	8,715,646	0.8

	Total Repurchase Agreements (Cost $21,019,032)	21,019,032	1.8

	Certificates of Deposit: 0.2%
500,000 (3)	Deutscher Sparkassen- und Giroverband, 1.860%, 02/13/2020	500,101	0.1
325,000 (3)	Dz Bank Ag Deutsche Zentral-Genossenschaftsbank, 1.830%, 02/13/2020	324,956	0.0
325,000 (3)	Landesbank Baden-Wurttemberg, 1.830%, 01/14/2020	325,030	0.0
450,000 (3)	Landesbank Baden-Wurttemberg, 1.830%, 01/16/2020	450,040	0.1
375,000 (3)	The Norinchukin Bank, 1.940%, 12/05/2019	375,052	0.0

	Total Certificates of Deposit (Cost $1,975,179)	1,975,179	0.2

Shares		Value	Percentage of Net Assets
	Mutual Funds(3): 0.5%
5,326,000(3),(4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.530%	5,326,000	0.4
880,000 (3), (4)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 2.090%	880,000	0.1
	Total Mutual Funds
	(Cost $6,206,000)	6,206,000	0.5

	Total Short-Term Investments (Cost $42,155,414)	42,155,414	3.6

	Total Investments in Securities (Cost $1,036,748,134)	$1,201,391,141	103.1
	Liabilities in Excess of Other Assets	(35,714,709)	(3.1)
	Net Assets	$1,165,676,432	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of November 30, 2019.

See Accompanying Notes to Financial Statements

15

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2019 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.9%
	Communication Services: 1.2%
5,700 (1)	AMC Networks, Inc.	$219,051	0.2
35	Cable One, Inc.	53,725	0.1
1,103	CBS Corp. - Class B	44,539	0.0
28,200	CenturyLink, Inc.	408,618	0.3
1,032	Cinemark Holdings, Inc.	34,954	0.0
2,185	Fox Corp. - Class A	78,135	0.1
1,030	Fox Corp. - Class B	36,029	0.0
350 (1)	IAC/InterActiveCorp	77,945	0.1
1,814	Interpublic Group of Cos., Inc.	40,634	0.0
660 (1)	Live Nation Entertainment, Inc.	46,075	0.0
2,600	Omnicom Group	206,648	0.2
12,400	Viacom, Inc. - Class B	298,468	0.2
		1,544,821	1.2

	Consumer Discretionary: 12.3%
578	Advance Auto Parts, Inc.	90,792	0.1
24,100 (1)	American Axle & Manufacturing Holdings, Inc.	237,626	0.2
464	Aptiv PLC	43,560	0.0
356 (1)	Autozone, Inc.	419,340	0.3
12,600	Bed Bath & Beyond, Inc.	183,708	0.1
7,117	Best Buy Co., Inc.	573,915	0.5
7,100	Big Lots, Inc.	148,390	0.1
312 (1)	Bright Horizons Family Solutions, Inc.	46,962	0.0
6,000	Brinker International, Inc.	268,800	0.2
5,700	Brunswick Corp.	334,989	0.3
329 (1)	Burlington Stores, Inc.	74,025	0.1
489 (1)	Carmax, Inc.	47,560	0.0
11,175	Carter's, Inc.	1,154,489	0.9
92 (1)	Chipotle Mexican Grill, Inc.	74,881	0.1
7,600	Cooper Tire & Rubber Co.	219,032	0.2
2,070	Darden Restaurants, Inc.	245,171	0.2
7,100	Dick's Sporting Goods, Inc.	325,251	0.3
4,200 (2)	Dillards, Inc.	301,560	0.2
4,228	Dollar General Corp.	665,318	0.5
900 (1)	Dollar Tree, Inc.	82,314	0.1
210	Domino's Pizza, Inc.	61,803	0.1
1,881	D.R. Horton, Inc.	104,113	0.1
427	Expedia Group, Inc.	43,409	0.0
8,300	Foot Locker, Inc.	332,415	0.3
8,757 (2)	GameStop Corp.	55,519	0.0
12,200	Gap, Inc.	202,642	0.2
1,884	Garmin Ltd.	184,048	0.2
2,002	Gentex Corp.	56,857	0.0
2,240	Genuine Parts Co.	233,789	0.2
16,700	Goodyear Tire & Rubber Co.	267,033	0.2
65	Graham Holdings Co.	41,055	0.0
3,095	H&R Block, Inc.	75,456	0.1
345	Hasbro, Inc.	35,086	0.0
1,034	Hilton Worldwide Holdings, Inc.	108,570	0.1
7,600	Kohl's Corp.	357,276	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
2,700	Lear Corp.	$324,837	0.3
912	Leggett & Platt, Inc.	47,716	0.0
894	Lennar Corp. - Class A	53,327	0.0
320 (1)	Lululemon Athletica, Inc.	72,221	0.1
18,000	Macy's, Inc.	275,760	0.2
7,100 (1)	Meritage Homes Corp.	472,434	0.4
5,086 (1)	Mohawk Industries, Inc.	708,836	0.6
1,235 (1)	Norwegian Cruise Line Holdings Ltd.	66,245	0.1
44 (1)	NVR, Inc.	166,843	0.1
98,000	Office Depot, Inc.	218,540	0.2
857 (1)	O'Reilly Automotive, Inc.	379,034	0.3
227	Pool Corp.	46,864	0.0
19,250	Pulte Group, Inc.	763,262	0.6
10,829	PVH Corp.	1,049,980	0.8
16,459	Ross Stores, Inc.	1,911,713	1.5
893	Royal Caribbean Cruises Ltd.	107,178	0.1
1,098	Service Corp. International	48,334	0.0
1,277	Toll Brothers, Inc.	51,297	0.0
1,734	Tractor Supply Co.	163,759	0.1
460 (1)	Ulta Beauty, Inc.	107,576	0.1
4,315	Whirlpool Corp.	617,477	0.5
1,771	Yum China Holdings, Inc.	78,845	0.1
		15,428,832	12.3

	Consumer Staples: 3.2%
649	Brown-Forman Corp. - Class B	44,015	0.0
526	Casey's General Stores, Inc.	91,403	0.1
2,351	Church & Dwight Co., Inc.	165,134	0.1
949	Clorox Co.	140,670	0.1
935	Hershey Co.	138,530	0.1
3,128	Hormel Foods Corp.	139,290	0.1
5,421	JM Smucker Co.	569,693	0.5
952	Kellogg Co.	61,994	0.1
27,889	Kroger Co.	762,485	0.6
629	Lamb Weston Holdings, Inc.	52,824	0.0
777	McCormick & Co., Inc.	131,507	0.1
11,255	Molson Coors Brewing Co.	568,152	0.5
11,200	SpartanNash Co.	158,592	0.1
10,024	Tyson Foods, Inc.	901,057	0.7
1,550 (1)	US Foods Holding Corp.	61,644	0.1
		3,986,990	3.2

	Energy: 2.3%
2,200	Arch Coal, Inc.	163,042	0.1
2,521	Cabot Oil & Gas Corp.	40,185	0.0
37,400 (1)	CNX Resources Corp.	258,434	0.2
9,900	HollyFrontier Corp.	510,345	0.4
41,800 (1)	Laredo Petroleum, Inc.	90,288	0.1
3,100	Marathon Petroleum Corp.	187,984	0.1
7,200	PBF Energy, Inc.	225,360	0.2
5,960	Pioneer Natural Resources Co.	761,926	0.6
37,200 (1)	SRC Energy, Inc.	132,804	0.1
5,900	Valero Energy Corp.	563,391	0.5
		2,933,759	2.3

	Financials: 17.4%
6,200	Allstate Corp.	690,370	0.6

See Accompanying Notes to Financial Statements

16

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2019 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
8,247	Ally Financial, Inc.	$262,584	0.2
5,366	Ameriprise Financial, Inc.	879,326	0.7
54,000	Annaly Capital Management, Inc.	503,820	0.4
2,799 (1)	Arch Capital Group Ltd.	117,474	0.1
1,754	Arthur J. Gallagher & Co.	163,596	0.1
83 (1)	Ashford, Inc.	1,955	0.0
9,781	Assured Guaranty Ltd.	485,627	0.4
24,875	Bank of NT Butterfield & Son Ltd.	859,431	0.7
1,836	Brown & Brown, Inc.	69,291	0.1
688	Cboe Global Markets, Inc.	81,803	0.1
546	Cincinnati Financial Corp.	58,449	0.0
22,193	CIT Group, Inc.	1,010,225	0.8
20,100	Citizens Financial Group, Inc.	773,046	0.6
14,500	CNO Financial Group, Inc.	262,740	0.2
10,405	Discover Financial Services	883,072	0.7
30,640	East West Bancorp, Inc.	1,403,925	1.1
312	Erie Indemnity Co.	52,822	0.0
1,700	Everest Re Group Ltd.	461,142	0.4
365	Factset Research Systems, Inc.	94,772	0.1
21,464	Fidelity National Financial, Inc.	1,022,330	0.8
25,069	Fifth Third Bancorp	756,833	0.6
1,465	First American Financial Corp.	93,203	0.1
10,776	First Republic Bank	1,184,282	1.0
4,481	Franklin Resources, Inc.	123,183	0.1
31,300 (1)	Genworth Financial, Inc.	123,948	0.1
799	Globe Life, Inc.	82,105	0.1
342	Hanover Insurance Group, Inc.	46,488	0.0
9,245	Hartford Financial Services Group, Inc.	571,896	0.5
23,900	Keycorp	463,421	0.4
9,700	Lincoln National Corp.	572,785	0.5
1,283	Loews Corp.	65,305	0.1
611	LPL Financial Holdings, Inc.	56,426	0.0
363	M&T Bank Corp.	59,801	0.1
210	MarketAxess Holdings, Inc.	84,802	0.1
27,665	MGIC Investment Corp.	398,653	0.3
761	MSCI, Inc. - Class A	197,244	0.2
560	Nasdaq, Inc.	58,688	0.0
27,100	Navient Corp.	388,885	0.3
14,353	Old Republic International Corp.	323,804	0.3
1,014	Principal Financial Group, Inc.	55,871	0.0
45,200	Prospect Capital Corp.	294,704	0.2
40,400	Regions Financial Corp.	672,256	0.5
4,049	Reinsurance Group of America, Inc.	669,948	0.5
239	RenaissanceRe Holdings Ltd.	45,011	0.0
18,320	SEI Investments Co.	1,182,190	0.9
60,636	SLM Corp.	517,225	0.4
10,714	SunTrust Banks, Inc.	758,980	0.6
4,530	Synchrony Financial	169,467	0.1

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
1,389	T. Rowe Price Group, Inc.	$171,625	0.1
16,900	Unum Group	519,506	0.4
708	Willis Towers Watson PLC	139,079	0.1
1,048	WR Berkley Corp.	71,264	0.1
14,200	Zions Bancorp NA	706,876	0.6
		21,763,554	17.4

	Health Care: 7.8%
19,854	Agilent Technologies, Inc.	1,603,608	1.3
781	AmerisourceBergen Corp.	68,658	0.1
6,480	Becton Dickinson & Co.	1,675,080	1.3
8,582	Cardinal Health, Inc.	472,267	0.4
2,641	Cerner Corp.	189,069	0.2
133	Chemed Corp.	57,193	0.0
219	Cooper Cos., Inc.	68,567	0.1
4,900 (1)	DaVita, Inc.	351,673	0.3
2,700	HCA Healthcare, Inc.	374,382	0.3
1,927 (1)	Henry Schein, Inc.	132,770	0.1
303 (1)	Idexx Laboratories, Inc.	76,229	0.1
681 (1)	IQVIA Holdings, Inc.	99,412	0.1
3,200 (1)	Jazz Pharmaceuticals PLC	483,584	0.4
10,733 (1)	Laboratory Corp. of America Holdings	1,849,188	1.5
6,500 (1),(2)	Lannett Co., Inc.	57,330	0.0
318 (1)	Masimo Corp.	49,312	0.0
3,764	McKesson Corp.	544,425	0.4
200 (1)	Mettler Toledo International, Inc.	143,882	0.1
8,400 (1)	Mylan NV	157,752	0.1
9,600	Owens & Minor, Inc.	63,552	0.0
508	Quest Diagnostics, Inc.	54,127	0.0
686	Resmed, Inc.	102,626	0.1
655 (1)	STERIS Public Ltd. Co.	98,997	0.1
4,135	Universal Health Services, Inc.	576,791	0.5
671 (1)	Varian Medical Systems, Inc.	89,733	0.1
207 (1)	Veeva Systems, Inc.	30,880	0.0
481 (1)	Waters Corp.	106,816	0.1
536	West Pharmaceutical Services, Inc.	78,808	0.1
407	Zimmer Biomet Holdings, Inc.	59,129	0.0
		9,715,840	7.8

	Industrials: 18.1%
31,500	ACCO Brands Corp.	288,225	0.2
283	Acuity Brands, Inc.	37,011	0.0
1,007	AGCO Corp.	78,677	0.1
36,399	Air Lease Corp.	1,690,006	1.4
9,600	Aircastle Ltd.	307,104	0.3
890	Alaska Air Group, Inc.	61,419	0.1
704	Allegion Public Ltd.	84,501	0.1
11,408	Allison Transmission Holdings, Inc.	552,147	0.4
9,000 (2)	American Airlines Group, Inc.	258,660	0.2
1,363	Ametek, Inc.	134,951	0.1
365	Armstrong World Industries, Inc.	35,047	0.0
827	Carlisle Cos., Inc.	128,995	0.1
1,777	CH Robinson Worldwide, Inc.	136,562	0.1

See Accompanying Notes to Financial Statements

17

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2019 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
585	Cintas Corp.	$150,380	0.1
1,176 (1)	Copart, Inc.	104,664	0.1
156 (1)	CoStar Group, Inc.	95,606	0.1
8,179	Cummins, Inc.	1,495,612	1.2
843	Donaldson Co., Inc.	47,275	0.0
1,533	Dover Corp.	170,899	0.1
12,536	EMCOR Group, Inc.	1,114,827	0.9
265	Equifax, Inc.	37,005	0.0
1,815	Expeditors International Washington, Inc.	135,689	0.1
5,686	Fastenal Co.	201,967	0.2
1,978	Fortive Corp.	142,752	0.1
778	Fortune Brands Home & Security, Inc.	49,216	0.0
1,338	Graco, Inc.	64,639	0.1
10,300	Hawaiian Holdings, Inc.	311,987	0.3
1,140 (1)	HD Supply Holdings, Inc.	45,395	0.0
426	Heico Corp. - Class A	42,787	0.0
21,671	Hexcel Corp.	1,725,662	1.4
300	Hubbell, Inc.	44,106	0.0
2,018	Huntington Ingalls Industries, Inc.	507,870	0.4
1,675	IDEX Corp.	272,590	0.2
1,053 (1)	IHS Markit Ltd.	76,500	0.1
2,129	Ingersoll-Rand PLC - Class A	279,133	0.2
826	ITT, Inc.	57,638	0.1
16,484	Jacobs Engineering Group, Inc.	1,518,012	1.2
31,792 (1)	JetBlue Airways Corp.	612,632	0.5
622	Kansas City Southern	94,805	0.1
799	L3Harris Technologies, Inc.	160,671	0.1
476	Landstar System, Inc.	53,031	0.0
474	Lennox International, Inc.	121,273	0.1
6,355	Manpowergroup, Inc.	588,727	0.5
2,801	Masco Corp.	130,387	0.1
277	Nordson Corp.	45,935	0.0
373	Old Dominion Freight Line	71,463	0.1
4,568	Oshkosh Corp.	413,221	0.3
5,800	Owens Corning, Inc.	388,948	0.3
6,109	Paccar, Inc.	497,089	0.4
1,009	Parker Hannifin Corp.	200,579	0.2
950	Quanta Services, Inc.	39,558	0.0
4,800	Regal Beloit Corp.	392,304	0.3
1,820	Republic Services, Inc.	161,343	0.1
653	Robert Half International, Inc.	38,005	0.0
854	Rockwell Automation, Inc.	167,247	0.1
2,448	Roper Technologies, Inc.	882,186	0.7
4,900	Skywest, Inc.	306,936	0.3
3,176	Snap-On, Inc.	509,621	0.4
6,203	Spirit Aerosystems Holdings, Inc.	539,599	0.4
771	Stanley Black & Decker, Inc.	121,618	0.1
321 (1)	Teledyne Technologies, Inc.	109,779	0.1
8,200	Terex Corp.	230,174	0.2
8,500	Textron, Inc.	393,040	0.3
1,413	Toro Co.	110,468	0.1
169	TransDigm Group, Inc.	95,840	0.1
9,200 (2)	Trinity Industries, Inc.	193,568	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
8,000 (1)	United Airlines Holdings, Inc.	$742,400	0.6
2,800 (1)	United Rentals, Inc.	428,540	0.3
1,053	Verisk Analytics, Inc.	155,296	0.1
18,000	Wabash National Corp.	283,500	0.2
510 (1)	WABCO Holdings, Inc.	68,723	0.1
8,131	Westinghouse Air Brake Technologies Corp.	638,853	0.5
183	WW Grainger, Inc.	58,002	0.1
814	Xylem, Inc.	63,093	0.1
		22,593,970	18.1

	Information Technology: 13.4%
847	Amdocs Ltd.	58,697	0.0
1,857	Amphenol Corp.	193,128	0.2
412 (1)	ANSYS, Inc.	104,932	0.1
3,400 (1)	Arrow Electronics, Inc.	270,776	0.2
363 (1)	Aspen Technology, Inc.	45,520	0.0
881	Avnet, Inc.	35,813	0.0
5,587 (1)	Black Knight, Inc.	352,037	0.3
1,476	Booz Allen Hamilton Holding Corp.	107,394	0.1
846	Broadridge Financial Solutions, Inc. ADR	104,659	0.1
2,134 (1)	Cadence Design Systems, Inc.	149,913	0.1
1,803	CDW Corp.	243,495	0.2
521	Citrix Systems, Inc.	58,774	0.0
11,117	Corning, Inc.	322,838	0.3
10,900 (1)	Diodes, Inc.	502,926	0.4
7,900	DXC Technology Co.	294,907	0.2
348 (1)	EPAM Systems, Inc.	73,724	0.1
12,035 (1)	Euronet Worldwide, Inc.	1,891,782	1.5
162 (1)	Fair Isaac Corp.	59,575	0.0
2,292 (1)	Fiserv, Inc.	266,422	0.2
365 (1)	FleetCor Technologies, Inc.	112,026	0.1
725 (1)	Fortinet, Inc.	76,205	0.1
260 (1)	Gartner, Inc.	41,719	0.0
40,756	Genpact Ltd.	1,658,769	1.3
356	Global Payments, Inc.	64,472	0.1
21,755	Hewlett Packard Enterprise Co.	344,382	0.3
16,200	HP, Inc.	325,296	0.3
12,015	Jabil, Inc.	466,663	0.4
478	Jack Henry & Associates, Inc.	72,627	0.1
8,075	Juniper Networks, Inc.	202,359	0.2
17,428 (1)	Keysight Technologies, Inc.	1,865,319	1.5
901	KLA Corp.	147,638	0.1
6,800	Kulicke & Soffa Industries, Inc.	170,612	0.1
3,628	Lam Research Corp.	968,059	0.8
1,238	Leidos Holdings, Inc.	112,460	0.1
824	Maxim Integrated Products	46,696	0.0
8,600	Methode Electronics, Inc.	320,006	0.3
774	Motorola Solutions, Inc.	129,490	0.1
1,254	NetApp, Inc.	75,980	0.1
17,200 (1)	ON Semiconductor Corp.	369,284	0.3
3,274	Paychex, Inc.	281,957	0.2
8,400 (1)	Sanmina Corp.	267,204	0.2
8,800	Seagate Technology	525,184	0.4
3,400	Skyworks Solutions, Inc.	334,220	0.3
2,900	SYNNEX Corp.	356,149	0.3

See Accompanying Notes to Financial Statements

18

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2019 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
1,287 (1)	Synopsys, Inc.	$181,518	0.1
3,700 (1)	Tech Data Corp.	536,093	0.4
1,342	Teradyne, Inc.	83,996	0.1
862 (1)	VeriSign, Inc.	164,418	0.1
21,758	Western Union Co.	584,855	0.5
12,801	Xerox Holdings Corp.	498,343	0.4
1,429	Xilinx, Inc.	132,583	0.1
178 (1)	Zebra Technologies Corp.	44,667	0.0
		16,698,561	13.4

	Materials: 4.6%
9,505	Albemarle Corp.	621,437	0.5
637	Avery Dennison Corp.	83,046	0.1
3,412	Ball Corp.	225,397	0.2
917 (1)	Berry Global Group, Inc.	42,815	0.0
7,100	Cabot Corp.	333,629	0.3
5,167	Celanese Corp. - Series A	648,820	0.5
33,300 (2)	Cleveland-Cliffs, Inc.	266,067	0.2
772 (1)	Crown Holdings, Inc.	58,595	0.0
7,400	Domtar Corp.	276,168	0.2
5,400	Eastman Chemical Co.	423,198	0.3
14,200	Huntsman Corp.	321,204	0.3
10,940	International Paper Co.	506,959	0.4
14,700	Kronos Worldwide, Inc.	202,419	0.2
1,871	Nucor Corp.	105,449	0.1
17,900	Owens-Illinois, Inc.	176,852	0.1
454	Packaging Corp. of America	50,803	0.0
3,842	Reliance Steel & Aluminum Co.	453,279	0.4
892	RPM International, Inc.	65,767	0.1
5,000	Schweitzer-Mauduit International, Inc.	219,300	0.2
7,512	Silgan Holdings, Inc.	231,445	0.2
1,731	Sonoco Products Co.	104,777	0.1
6,900	Steel Dynamics, Inc.	232,737	0.2
308	Vulcan Materials Co.	43,696	0.0
		5,693,859	4.6

	Real Estate: 12.5%
8,322	Alexandria Real Estate Equities, Inc.	1,352,491	1.1
2,963	Apartment Investment & Management Co.	159,321	0.1
49,900	Ashford Hospitality Trust, Inc.	137,225	0.1
956	AvalonBay Communities, Inc.	204,976	0.2
541	Boston Properties, Inc.	74,950	0.1
24,200	Brandywine Realty Trust	373,406	0.3
18,228	Brixmor Property Group, Inc.	399,922	0.3
77,180 (2)	CBL & Associates Properties, Inc.	111,139	0.1
34,147 (1)	CBRE Group, Inc.	1,947,062	1.6
340	Digital Realty Trust, Inc.	41,123	0.0
1,786	Duke Realty Corp.	62,832	0.1
582	EPR Properties	41,275	0.0
2,735	Equinix, Inc.	1,550,335	1.2
1,067	Equity Commonwealth	35,051	0.0
1,088	Equity Lifestyle Properties, Inc.	80,599	0.1
1,461	Equity Residential	124,331	0.1
242	Essex Property Trust, Inc.	75,548	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate (continued)
602	Extra Space Storage, Inc.	$63,842	0.1
274	Federal Realty Investment Trust	36,187	0.0
32,300	Franklin Street Properties Corp.	281,333	0.2
10,108	Gaming and Leisure Properties, Inc.	426,558	0.3
6,430	Healthpeak Properties, Inc.	224,278	0.2
20,950	Host Hotels & Resorts, Inc.	366,416	0.3
12,500	Industrial Logistics Properties Trust	270,500	0.2
1,249	Iron Mountain, Inc.	40,118	0.0
887	Lamar Advertising Co.	74,002	0.1
22,900	Lexington Realty Trust	253,732	0.2
10,411	Medical Properties Trust, Inc.	216,132	0.2
13,142	Mid-America Apartment Communities, Inc.	1,788,758	1.4
915	National Retail Properties, Inc.	51,002	0.0
6,900	Office Properties Income Trust	230,184	0.2
9,200	Omega Healthcare Investors, Inc.	386,676	0.3
16,200	Outfront Media, Inc.	404,676	0.3
12,676	Park Hotels & Resorts, Inc.	299,787	0.2
21,400	Piedmont Office Realty Trust, Inc.	473,368	0.4
16,600	Preferred Apartment Communities, Inc.	228,582	0.2
929	Realty Income Corp.	71,189	0.1
57	Retail Value, Inc.	2,024	0.0
17,700	RLJ Lodging Trust	302,493	0.2
18,700	Senior Housing Properties Trust	136,884	0.1
14,200	Service Properties Trust	330,718	0.3
21,500	SITE Centers Corp.	311,535	0.2
24,100	Summit Hotel Properties, Inc.	292,092	0.2
839	UDR, Inc.	40,314	0.0
14,300 (2)	Uniti Group, Inc.	96,096	0.1
797	Ventas, Inc.	46,473	0.0
60,500	VEREIT, Inc.	590,480	0.5
3,331	VICI Properties, Inc.	82,376	0.1
1,547	Weingarten Realty Investors	49,257	0.0
873	Welltower, Inc.	73,830	0.1
762	WP Carey, Inc.	63,566	0.1
13,700	Xenia Hotels & Resorts, Inc.	288,522	0.2
		15,665,566	12.5

	Utilities: 6.1%
10,236	AES Corp.	193,563	0.1
1,314	Alliant Energy Corp.	69,642	0.0
2,935	Ameren Corp.	218,159	0.2
1,164	American Water Works Co., Inc.	140,879	0.1
976	Atmos Energy Corp.	104,393	0.1
6,397	Centerpoint Energy, Inc.	157,110	0.1
2,709	CMS Energy Corp.	166,062	0.1
2,622	Consolidated Edison, Inc.	227,826	0.2
2,561	DTE Energy Co.	319,971	0.3

See Accompanying Notes to Financial Statements

19

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2019 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities (continued)
5,065	Edison International	$349,991	0.3
2,032	Entergy Corp.	236,504	0.2
2,753	Eversource Energy	227,508	0.2
15,300	Exelon Corp.	679,320	0.5
13,451	FirstEnergy Corp.	641,478	0.5
1,387	Hawaiian Electric Industries	60,570	0.0
477	Idacorp, Inc.	50,109	0.0
9,921	National Fuel Gas Co.	446,643	0.4
1,864	OGE Energy Corp.	78,400	0.1
1,351	Pinnacle West Capital Corp.	118,064	0.1
25,512	PPL Corp.	868,173	0.7
11,841	Public Service Enterprise Group, Inc.	702,290	0.6
1,449	Sempra Energy	213,394	0.2
2,465	UGI Corp.	107,351	0.1
21,600	Vistra Energy Corp.	573,048	0.5
3,158	WEC Energy Group, Inc.	279,957	0.2
5,383	Xcel Energy, Inc.	331,001	0.3
		7,561,406	6.1

	Total Common Stock
	(Cost $114,734,262)	123,587,158	98.9

EXCHANGE-TRADED FUNDS: 0.1%
3,136	iShares Russell Midcap Index Fund	183,770	0.1

	Total Exchange-Traded Funds
	(Cost $180,358)	183,770	0.1

	Total Long-Term Investments
	(Cost $114,914,620)	123,770,928	99.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.4%
	Repurchase Agreements: 1.1%
386,595 (3)	Barclays Capital, Inc., Repurchase Agreement dated 11/29/19, 1.62%, due 12/02/19 (Repurchase Amount $386,646, collateralized by various U.S. Government Securities, 0.000%-3.000%, Market Value plus accrued interest $394,327, due 09/15/22-05/15/45)	386,595	0.3
1,000,000 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 11/29/19, 1.64%, due 12/02/19 (Repurchase Amount $1,000,135, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,020,000, due 12/05/19-11/20/49)	1,000,000	0.8
	Total Repurchase Agreements
	(Cost $1,386,595)	1,386,595	1.1
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.3%
384,077 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.550%
	(Cost $384,077)	$384,077	0.3

	Total Short-Term Investments
	(Cost $1,770,672)	1,770,672	1.4

	Total Investments in Securities (Cost $116,685,292)	$125,541,600	100.4
	Liabilities in Excess of Other Assets	(522,368)	(0.4)
	Net Assets	$125,019,232	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of November 30, 2019.

See Accompanying Notes to Financial Statements

20

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2019 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 100.0%
	Communication Services: 2.2%
162,670 (1)	Boingo Wireless, Inc.	$1,872,332	0.3
94,779 (1)	Cargurus, Inc.	3,799,690	0.6
113,398	Cinemark Holdings, Inc.	3,840,790	0.7
49,165 (1)	QuinStreet, Inc.	773,857	0.1
408,445 (1)	Vonage Holdings Corp.	3,230,800	0.5
		13,517,469	2.2

	Consumer Discretionary: 14.2%
249,889	American Eagle Outfitters, Inc.	3,740,838	0.6
137,464	Bloomin Brands, Inc.	3,306,009	0.5
50,560 (1)	Boot Barn Holdings, Inc.	2,013,299	0.3
170,779	Boyd Gaming Corp.	5,022,610	0.8
21,368	Brunswick Corp.	1,255,797	0.2
148,414	Callaway Golf Co.	3,084,043	0.5
32,284	Carter's, Inc.	3,335,260	0.6
93,209 (2)	Cheesecake Factory	4,064,845	0.7
171,108 (1)	Chegg, Inc.	6,633,857	1.1
153,780 (1)	CROCS, Inc.	5,366,922	0.9
152,290	Dana, Inc.	2,581,316	0.4
41,079 (1)	Deckers Outdoor Corp.	6,908,666	1.1
28,821 (1)	Five Below, Inc.	3,565,446	0.6
48,315 (1)	Helen of Troy Ltd.	7,799,007	1.3
44,313	Jack in the Box, Inc.	3,513,578	0.6
42,713	LCI Industries	4,547,226	0.8
70,574 (1)	LGI Homes, Inc.	5,100,383	0.8
17,823	Lithia Motors, Inc.	2,862,017	0.5
48,159 (1)	Planet Fitness, Inc.	3,559,913	0.6
8,699 (1)	RH	1,788,428	0.3
19,855 (1)	TopBuild Corp.	2,189,610	0.4
112,774 (1),(2)	YETI Holdings, Inc.	3,588,469	0.6
		85,827,539	14.2

	Consumer Staples: 4.1%
198,382 (1)	BJ's Wholesale Club Holdings, Inc.	4,701,653	0.8
84,240	Energizer Holdings, Inc.	4,202,734	0.7
64,684 (1)	Freshpet, Inc.	3,476,118	0.6
105,323 (1)	Grocery Outlet Holding Corp.	3,489,351	0.6
185,300 (1)	Performance Food Group Co.	8,720,218	1.4
		24,590,074	4.1

	Energy: 0.5%
244,184 (1),(2)	Carrizo Oil & Gas, Inc.	1,565,220	0.2
37,173 (1)	Dril-Quip, Inc.	1,570,931	0.3
		3,136,151	0.5

	Financials: 6.0%
38,152	Evercore, Inc.	2,952,202	0.5
85,076	FirstCash, Inc.	6,877,544	1.1
98,457	Houlihan Lokey, Inc.	4,693,445	0.8
77,813	Independent Bank Group, Inc.	4,484,363	0.7
40,639	Kemper Corp.	3,004,035	0.5
210,595	MGIC Investment Corp.	3,034,674	0.5
39,247	Pinnacle Financial Partners, Inc.	2,410,551	0.4
42,702	Selective Insurance Group	2,827,726	0.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
80,565	United Community Banks, Inc./GA	$2,497,515	0.4
53,294	Wintrust Financial Corp.	3,619,196	0.6
		36,401,251	6.0

	Health Care: 28.2%
109,179 (1),(2)	Aerie Pharmaceuticals, Inc.	2,073,309	0.3
44,838 (1)	Amedisys, Inc.	7,306,800	1.2
357,039 (1)	Amicus Therapeutics, Inc.	3,741,769	0.6
109,827 (1)	Amphastar Pharmaceuticals, Inc.	2,142,725	0.4
60,915 (1)	Arena Pharmaceuticals, Inc.	2,886,153	0.5
54,324 (1)	Arrowhead Pharmaceuticals, Inc.	3,966,195	0.7
56,675 (1)	Biohaven Pharmaceutical Holding Co. Ltd.	3,248,611	0.5
55,401 (1)	Blueprint Medicines Corp.	4,545,098	0.8
139,084 (1),(2)	Change Healthcare, Inc.	1,860,944	0.3
16,153	Conmed Corp.	1,829,650	0.3
260,174 (1)	Cymabay Therapeutics, Inc.	457,906	0.1
41,977 (1)	Emergent Biosolutions, Inc.	2,302,858	0.4
63,754	Encompass Health Corp.	4,508,045	0.7
105,569 (1)	Epizyme, Inc.	1,744,000	0.3
83,557 (1)	FibroGen, Inc.	3,540,310	0.6
65,363 (1)	G1 Therapeutics, Inc.	1,411,841	0.2
61,827 (1)	Global Blood Therapeutics, Inc.	4,111,495	0.7
42,600 (1)	Haemonetics Corp.	5,137,560	0.8
19,253 (1)	HealthEquity, Inc.	1,210,821	0.2
44,554	Hill-Rom Holdings, Inc.	4,776,634	0.8
186,259 (1)	HMS Holdings Corp.	5,625,022	0.9
14,917 (1)	Homology Medicines, Inc.	238,672	0.0
179,934 (1)	Immunomedics, Inc.	3,379,161	0.6
27,626 (1)	Inogen, Inc.	2,033,550	0.3
138,975 (1)	Insmed, Inc.	3,203,374	0.5
35,010 (1)	Intercept Pharmaceuticals, Inc.	3,794,034	0.6
149,295 (1)	Iovance Biotherapeutics, Inc.	3,408,405	0.6
38,801 (1)	Krystal Biotech, Inc.	2,192,645	0.4
198,574 (1)	Lantheus Holdings, Inc.	4,150,197	0.7
1,894 (1)	Ligand Pharmaceuticals, Inc.	214,022	0.0
53,210 (1)	Magellan Health, Inc.	4,136,013	0.7
104,803 (1)	Merit Medical Systems, Inc.	2,934,484	0.5
76,314 (1)	Momenta Pharmaceuticals, Inc.	1,282,075	0.2
58,283 (1),(2)	MyoKardia, Inc.	3,797,137	0.6
69,709 (1)	Novocure Ltd.	6,425,776	1.1
79,504 (1)	Omnicell, Inc.	6,359,525	1.1
74,189 (1),(2)	PetIQ, Inc.	1,706,347	0.3
65,579 (1)	PTC Therapeutics, Inc.	3,079,590	0.5
84,980 (1)	Quidel Corp.	5,831,328	1.0
361,535 (1)	R1 RCM, Inc.	4,660,186	0.8
13,919 (1),(2)	Reata Pharmaceuticals, Inc.	2,716,014	0.4
64,314 (1)	REGENXBIO, Inc.	2,692,184	0.4
86,118 (1)	Repligen Corp.	7,642,973	1.3

See Accompanying Notes to Financial Statements

21

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2019 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
233,804 (1)	Select Medical Holdings Corp.	$5,169,406	0.9
136,606 (1)	Spectrum Pharmaceuticals, Inc.	1,226,722	0.2
100,932 (1)	Syneos Health, Inc.	5,542,176	0.9
63,299 (1)	Tandem Diabetes Care, Inc.	4,369,530	0.7
73,882 (1),(2)	Teladoc Health, Inc.	6,186,879	1.0
60,120 (1)	Ultragenyx Pharmaceutical, Inc.	2,383,758	0.4
30,983 (1),(2)	UroGen Pharma Ltd.	980,302	0.2
		170,164,211	28.2

	Industrials: 20.3%
222,025 (1)	Air Transport Services Group, Inc.	5,464,035	0.9
88,870	Altra Industrial Motion Corp.	2,921,157	0.5
95,874 (1)	ASGN, Inc.	6,424,517	1.1
89,031	Brink's Co.	8,279,883	1.4
39,235	Crane Co.	3,259,251	0.5
31,237	Curtiss-Wright Corp.	4,289,153	0.7
71,039	EMCOR Group, Inc.	6,317,498	1.0
34,095	EnPro Industries, Inc.	2,263,567	0.4
99,955	Exponent, Inc.	6,352,140	1.0
89,754 (1)	Generac Holdings, Inc.	8,840,769	1.5
35,112 (1)	HUB Group, Inc.	1,793,170	0.3
55,752	Insperity, Inc.	4,335,833	0.7
64,539	John Bean Technologies Corp.	7,070,247	1.2
32,539	Lindsay Corp.	2,935,669	0.5
34,403	McGrath Rentcorp	2,523,116	0.4
56,094	Regal Beloit Corp.	4,584,563	0.8
54,268 (1)	Saia, Inc.	5,150,033	0.9
61,564	Simpson Manufacturing Co., Inc.	4,998,997	0.8
49,687	Tennant Co.	3,699,694	0.6
39,170	Tetra Tech, Inc.	3,458,319	0.6
91,659 (1)	Trex Co., Inc.	7,888,174	1.3
86,437	US Ecology, Inc.	4,753,171	0.8
56,917	Watts Water Technologies, Inc.	5,518,672	0.9
270,323 (1)	Welbilt, Inc.	4,511,691	0.7
42,384	Woodward, Inc.	4,950,027	0.8
		122,583,346	20.3

	Information Technology: 18.9%
189,691 (1)	ACI Worldwide, Inc.	7,113,413	1.2
89,548 (1)	Advanced Energy Industries, Inc.	5,749,877	0.9
49,114 (1)	Bottomline Technologies de, Inc.	2,430,652	0.4
16,632 (1)	CACI International, Inc.	3,980,370	0.7
60,328 (1)	Cardtronics plc	2,547,048	0.4
79,222 (1)	Ciena Corp.	3,007,267	0.5
109,511 (1)	Cornerstone OnDemand, Inc.	6,753,543	1.1
70,715	CSG Systems International, Inc.	4,044,191	0.7
82,989 (1),(2)	Enphase Energy, Inc.	1,814,969	0.3
70,731	Entegris, Inc.	3,346,991	0.5
93,345 (1)	Envestnet, Inc.	6,647,098	1.1
8,255 (1),(2)	Everbridge, Inc.	725,945	0.1
127,767	EVERTEC, Inc.	4,142,206	0.7
199,619 (1)	Evo Payments, Inc.	5,603,305	0.9
55,628 (1)	ExlService Holdings, Inc.	3,883,391	0.6
88,007 (1)	Five9, Inc.	5,999,437	1.0

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
88,476	j2 Global, Inc.	$8,583,942	1.4
48,387 (1)	Lumentum Holdings, Inc.	3,564,186	0.6
46,076 (1)	OSI Systems, Inc.	4,584,101	0.8
65,689 (1)	Q2 Holdings, Inc.	5,546,122	0.9
103,768 (1)	Rapid7, Inc.	5,818,272	1.0
50,195 (1)	SailPoint Technologies Holding, Inc.	1,256,381	0.2
96,173 (1)	Semtech Corp.	4,660,544	0.8
60,686 (1)	Silicon Laboratories, Inc.	6,428,468	1.1
405,872 (1)	Viavi Solutions, Inc.	6,096,197	1.0
		114,327,916	18.9

	Materials: 3.2%
97,418	Commercial Metals Co.	2,080,848	0.4
84,169	Compass Minerals International, Inc.	4,652,021	0.8
55,698	Minerals Technologies, Inc.	3,007,692	0.5
115,311	PolyOne Corp.	3,635,756	0.6
89,715	Sensient Technologies Corp.	5,678,062	0.9
		19,054,379	3.2

	Real Estate: 2.4%
81,255	Americold Realty Trust	3,056,813	0.5
103,827	Hudson Pacific Properties, Inc.	3,717,006	0.6
86,655	Ryman Hospitality Properties	7,732,226	1.3
		14,506,045	2.4

	Total Common Stock
	(Cost $561,529,809)	604,108,381	100.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.6%
	Repurchase Agreements: 3.3%
5,046,357 (3)	Bank of America Inc., Repurchase Agreement dated 11/29/19, 1.64%, due 12/02/19 (Repurchase Amount $5,047,037, collateralized by various U.S. Government Agency Obligations, 3.000%-4.000%, Market Value plus accrued interest $5,147,284, due 11/01/47-11/01/49)	5,046,357	0.8
4,998,672 (3)	Barclays Capital, Inc., Repurchase Agreement dated 11/29/19, 1.62%, due 12/02/19 (Repurchase Amount $4,999,338, collateralized by various U.S. Government Securities, 0.000%-3.000%, Market Value plus accrued interest $5,098,646, due 09/15/22-05/15/45)	4,998,672	0.8

See Accompanying Notes to Financial Statements

22

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
5,046,357 (3)	Cantor Fitzgerald Securities, Repurchase Agreement dated 11/29/19, 1.68%, due 12/02/19 (Repurchase Amount $5,047,054, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $5,147,284, due 12/25/19-10/20/69)	5,046,357	0.8
5,046,357 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 11/29/19, 1.64%, due 12/02/19 (Repurchase Amount $5,047,037, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $5,147,284, due 12/05/19-11/20/49)	5,046,357	0.9

	Total Repurchase Agreements
	(Cost $20,137,743)	20,137,743	3.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
480,000 (4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.530%	480,000	0.1
652,000 (3),(4)	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class, 1.580%	652,000	0.1
410,000 (3),(4)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 2.090%	410,000	0.1
	Total Mutual Funds
	(Cost $1,542,000)	1,542,000	0.3

	Total Short-Term Investments
	(Cost $21,679,743)	21,679,743	3.6

	Total Investments in Securities (Cost $583,209,552)	$625,788,124	103.6
	Liabilities in Excess of Other Assets	(21,592,630)	(3.6)
	Net Assets	$604,195,494	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of November 30, 2019.

See Accompanying Notes to Financial Statements

23

Voya Smid Cap Growth Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2019 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.7%
	Communication Services: 1.9%
912	Cinemark Holdings, Inc.	$30,889	0.7
2,645 (1)	Vonage Holdings Corp.	20,922	0.5
528	World Wrestling Entertainment, Inc.	32,747	0.7
		84,558	1.9

	Consumer Discretionary: 14.2%
1,004	Boyd Gaming Corp.	29,528	0.7
191	Brunswick Corp.	11,225	0.3
248 (1)	Burlington Stores, Inc.	55,800	1.3
298	Carter's, Inc.	30,786	0.7
956 (1)	Chegg, Inc.	37,064	0.8
1,047 (1)	CROCS, Inc.	36,540	0.8
1,150	Dana, Inc.	19,492	0.4
202 (1)	Deckers Outdoor Corp.	33,972	0.8
643	Dick's Sporting Goods, Inc.	29,456	0.7
195	Domino's Pizza, Inc.	57,389	1.3
535 (1)	Etsy, Inc.	23,214	0.5
366 (1)	Five Below, Inc.	45,278	1.0
210	Jack in the Box, Inc.	16,651	0.4
861 (1)	LKQ Corp.	30,376	0.7
13 (1)	NVR, Inc.	49,295	1.1
511 (1)	Planet Fitness, Inc.	37,773	0.9
186 (1)	TopBuild Corp.	20,512	0.5
230	Vail Resorts, Inc.	55,814	1.3
		620,165	14.2

	Consumer Staples: 1.7%
620 (2)	Energizer Holdings, Inc.	30,932	0.7
927 (1)	Performance Food Group Co.	43,624	1.0
		74,556	1.7

	Energy: 0.8%
277 (1)	Dril-Quip, Inc.	11,706	0.3
1,395	Parsley Energy, Inc.	20,897	0.5
		32,603	0.8

	Financials: 6.6%
539	E*Trade Financial Corp.	23,878	0.6
826	Essent Group Ltd.	45,141	1.0
418	Evercore, Inc.	32,345	0.7
399	First American Financial Corp.	25,384	0.6
351	FirstCash, Inc.	28,375	0.7
1,865	Jefferies Financial Group, Inc.	38,978	0.9
342	Kemper Corp.	25,281	0.6
287	Signature Bank	35,404	0.8
807	Synovus Financial Corp.	30,739	0.7
		285,525	6.6

	Health Care: 18.6%
652 (1),(2)	Aerie Pharmaceuticals, Inc.	12,381	0.3
336 (1)	Alnylam Pharmaceuticals, Inc.	39,359	0.9
350 (1)	Amedisys, Inc.	57,036	1.3
1,873 (1)	Amicus Therapeutics, Inc.	19,629	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
236 (1)	Arena Pharmaceuticals, Inc.	$11,182	0.3
239 (1)	Blueprint Medicines Corp.	19,608	0.4
426 (1)	Charles River Laboratories International, Inc.	61,876	1.4
78	Chemed Corp.	33,542	0.8
692	Encompass Health Corp.	48,931	1.1
278 (1)	Exact Sciences Corp.	22,521	0.5
1,185 (1)	Exelixis, Inc.	19,707	0.4
385 (1)	FibroGen, Inc.	16,312	0.4
208 (1)	Haemonetics Corp.	25,085	0.6
490	Hill-Rom Holdings, Inc.	52,533	1.2
293 (1)	Horizon Therapeutics Plc	9,605	0.2
724 (1)	Immunomedics, Inc.	13,597	0.3
393 (1)	Ionis Pharmaceuticals, Inc.	25,136	0.6
560 (1)	Merit Medical Systems, Inc.	15,680	0.4
257 (1)	Neurocrine Biosciences, Inc.	29,969	0.7
545 (1)	PRA Health Sciences, Inc.	59,301	1.4
411 (1)	Ra Pharmaceuticals, Inc.	19,206	0.4
41 (1)	Reata Pharmaceuticals, Inc.	8,000	0.2
158 (1)	Sage Therapeutics, Inc.	24,454	0.6
262 (1),(2)	Sarepta Therapeutics, Inc.	29,472	0.7
286 (1)	Seattle Genetics, Inc.	34,420	0.8
657 (1),(2)	SmileDirectClub, Inc.	6,550	0.1
600 (1)	Syneos Health, Inc.	32,946	0.8
388 (1),(2)	Teladoc Health, Inc.	32,491	0.7
98 (1)	WellCare Health Plans, Inc.	31,563	0.7
		812,092	18.6

	Industrials: 19.6%
1,823 (1)	Air Transport Services Group, Inc.	44,864	1.0
626	Alaska Air Group, Inc.	43,200	1.0
1,173	Altra Industrial Motion Corp.	38,557	0.9
555 (1)	ASGN, Inc.	37,191	0.9
486 (1)	Beacon Roofing Supply, Inc.	14,410	0.3
514	Brink's Co.	47,802	1.1
230	Crane Co.	19,106	0.4
264	Curtiss-Wright Corp.	36,250	0.8
326	EMCOR Group, Inc.	28,991	0.7
267	EnPro Industries, Inc.	17,726	0.4
497	Exponent, Inc.	31,584	0.7
579	Fortune Brands Home & Security, Inc.	36,628	0.8
279 (1)	FTI Consulting, Inc.	30,408	0.7
501 (1)	Generac Holdings, Inc.	49,349	1.1
124	Hubbell, Inc.	18,230	0.4
1,210 (1)	IAA, Inc.	54,849	1.3
212	IDEX Corp.	34,501	0.8
110	Nordson Corp.	18,241	0.4
392	Regal Beloit Corp.	32,038	0.7
317 (1)	Saia, Inc.	30,083	0.7
126	Snap-On, Inc.	20,218	0.5
653	Toro Co.	51,052	1.2

See Accompanying Notes to Financial Statements

24

Voya Smid Cap Growth Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2019 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
503	US Ecology, Inc.	$27,660	0.6
311	Westinghouse Air Brake Technologies Corp.	24,435	0.6
395	Woodward, Inc.	46,132	1.1
301	Xylem, Inc.	23,331	0.5
		856,836	19.6

	Information Technology: 26.8%
1,258 (1)	ACI Worldwide, Inc.	47,175	1.1
318 (1)	Aspen Technology, Inc.	39,877	0.9
860	Booz Allen Hamilton Holding Corp.	62,574	1.4
878 (1)	Ciena Corp.	33,329	0.8
681	CSG Systems International, Inc.	38,946	0.9
722	Entegris, Inc.	34,165	0.8
286 (1)	EPAM Systems, Inc.	60,589	1.4
349 (1)	Euronet Worldwide, Inc.	54,859	1.3
356 (1)	ExlService Holdings, Inc.	24,852	0.6
119 (1)	Fair Isaac Corp.	43,762	1.0
664	Flir Systems, Inc.	35,564	0.8
459 (1)	GoDaddy, Inc.	30,468	0.7
192 (1)	HubSpot, Inc.	28,992	0.7
359	Jack Henry & Associates, Inc.	54,546	1.3
537 (1)	Lumentum Holdings, Inc.	39,555	0.9
195	MKS Instruments, Inc.	20,725	0.5
118	Monolithic Power Systems, Inc.	18,960	0.4
904 (1)	ON Semiconductor Corp.	19,409	0.4
233 (1)	Paylocity Holding Corp.	28,501	0.7
420 (1)	Proofpoint, Inc.	49,850	1.1
302 (1)	Q2 Holdings, Inc.	25,498	0.6
552 (1)	Rapid7, Inc.	30,951	0.7
816 (1)	RealPage, Inc.	44,905	1.0
146 (1)	RingCentral, Inc.	25,181	0.6
318 (1)	Silicon Laboratories, Inc.	33,686	0.8
106 (1)	Trade Desk, Inc./The	27,914	0.6
806 (1)	Trimble, Inc.	32,667	0.8
215 (1)	Tyler Technologies, Inc.	62,387	1.4
269 (1)	WEX, Inc.	54,104	1.2
182 (1)	Zebra Technologies Corp.	45,671	1.0
233 (1)	Zendesk, Inc.	18,407	0.4
		1,168,069	26.8

	Materials: 3.7%
374	Avery Dennison Corp.	48,758	1.1
287	Carpenter Technology Corp.	15,088	0.4
449	Compass Minerals International, Inc.	24,816	0.6
655 (1)	Crown Holdings, Inc.	49,714	1.1
737	PolyOne Corp.	23,238	0.5
		161,614	3.7

	Real Estate: 2.8%
1,261	Americold Realty Trust	47,439	1.1
575	Cousins Properties, Inc.	23,282	0.6
305	CubeSmart	9,406	0.2
1,135	Hudson Pacific Properties, Inc.	40,633	0.9
		120,760	2.8

	Total Common Stock
	(Cost $3,768,034)	4,216,778	96.7

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 2.0%
425	iShares Russell 2000 Growth ETF	$89,237	2.0

	Total Exchange-Traded Funds
	(Cost $83,833)	89,237	2.0

	Total Long-Term Investments
	(Cost $3,851,867)	4,306,015	98.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.1%
	Repurchase Agreements: 2.0%
87,317 (3)	Deutsche Bank AG, Repurchase Agreement dated 11/29/19, 1.62%, due 12/02/19 (Repurchase Amount $87,329, collateralized by various U.S. Government Securities, 0.000%-2.750%, Market Value plus accrued interest $89,063, due 08/15/22-02/15/31)
	(Cost $87,317)	87,317	2.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.1%
46,000 (4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.530%
	(Cost $46,000)	46,000	1.1

	Total Short-Term Investments
	(Cost $133,317)	133,317	3.1

	Total Investments in Securities (Cost $3,985,184)	$ 4,439,332	101.8
	Liabilities in Excess of Other Assets	(76,587)	(1.8)
	Net Assets	$ 4,362,745	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of November 30, 2019.

See Accompanying Notes to Financial Statements

25

Voya U.S. High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2019 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.7%
	Communication Services: 5.9%
120,619	AT&T, Inc.	$4,508,738	1.5
1,260	Cable One, Inc.	1,934,100	0.7
128,211	CenturyLink, Inc.	1,857,777	0.6
43,138	Cinemark Holdings, Inc.	1,461,084	0.5
35,271	Comcast Corp. – Class A	1,557,215	0.5
18,877	Interpublic Group of Cos., Inc.	422,845	0.1
22,153	Omnicom Group	1,760,721	0.6
66,563	Verizon Communications, Inc.	4,009,755	1.4
		17,512,235	5.9

	Consumer Discretionary: 8.8%
15,302	Brinker International, Inc.	685,530	0.2
9,006 (1)	Cracker Barrel Old Country Store, Inc.	1,384,582	0.5
13,701	Darden Restaurants, Inc.	1,622,746	0.6
48,357	eBay, Inc.	1,717,641	0.6
13,440	Expedia Group, Inc.	1,366,310	0.5
63,663	Ford Motor Co.	576,787	0.2
16,537	Garmin Ltd.	1,615,500	0.5
10,788	General Motors Co.	388,368	0.1
58,493	Gentex Corp.	1,661,201	0.6
14,580	Genuine Parts Co.	1,521,715	0.5
1,931	Home Depot, Inc.	425,805	0.1
27,014	Kohl's Corp.	1,269,928	0.4
15,561	McDonald's Corp.	3,026,303	1.0
38,816	Pulte Group, Inc.	1,539,054	0.5
31,881	Service Corp. International	1,403,402	0.5
29,385	Starbucks Corp.	2,510,361	0.9
12,511	Target Corp.	1,564,000	0.5
17,806	Yum! Brands, Inc.	1,792,530	0.6
		26,071,763	8.8

	Consumer Staples: 8.2%
57,015	Altria Group, Inc.	2,833,645	1.0
24,557	Coca-Cola Co.	1,311,344	0.4
58,553	Flowers Foods, Inc.	1,260,646	0.4
35,777	General Mills, Inc.	1,907,630	0.6
11,533	Hershey Co.	1,708,729	0.6
12,846	Kimberly-Clark Corp.	1,751,424	0.6
25,873	PepsiCo, Inc.	3,514,330	1.2
37,585	Philip Morris International, Inc.	3,116,924	1.0
38,053	Procter & Gamble Co.	4,644,749	1.6
5,897	Sysco Corp.	475,003	0.2
31,524	Walgreens Boots Alliance, Inc.	1,878,830	0.6
		24,403,254	8.2

	Energy: 3.6%
31,138	Chevron Corp.	3,647,194	1.2
12,850	ConocoPhillips	770,229	0.3
115,651	Equitrans Midstream Corp.	1,153,040	0.4
6,427	Exxon Mobil Corp.	437,872	0.1
22,450	Kinder Morgan, Inc.	440,245	0.2
6,164	Occidental Petroleum Corp.	237,745	0.1

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy (continued)
25,598	Oneok, Inc.	$1,818,738	0.6
19,067	Phillips 66	2,187,366	0.7
		10,692,429	3.6

	Financials: 13.0%
36,881	Aflac, Inc.	2,022,554	0.7
19,767	Allstate Corp.	2,201,055	0.7
8,965	American Financial Group, Inc.	983,550	0.3
2,746	American National Insurance Co.	324,028	0.1
70,436	Annaly Capital Management, Inc.	657,168	0.2
11,843	Bank of America Corp.	394,609	0.1
7,772	Bank of New York Mellon Corp.	380,595	0.1
16,035	Comerica, Inc.	1,129,024	0.4
6,437	Everest Re Group Ltd.	1,746,101	0.6
24,802	Federated Investors, Inc.	831,363	0.3
28,739	First American Financial Corp.	1,828,375	0.6
12,161	Hanover Insurance Group, Inc.	1,653,045	0.6
33,155	Hartford Financial Services Group, Inc.	2,050,968	0.7
22,442	Intercontinental Exchange, Inc.	2,113,363	0.7
41,148	JPMorgan Chase & Co.	5,421,661	1.8
8,377	Mercury General Corp.	410,306	0.1
21,032	Metlife, Inc.	1,049,707	0.4
107,043	MFA Financial, Inc.	819,949	0.3
3,703	Morningstar, Inc.	581,741	0.2
70,019	Old Republic International Corp.	1,579,629	0.5
14,086	Popular, Inc.	779,097	0.3
4,240	RenaissanceRe Holdings Ltd.	798,519	0.3
4,673	S&P Global, Inc.	1,236,709	0.4
52,495	Synchrony Financial	1,963,838	0.7
92,457	Two Harbors Investment Corp.	1,344,325	0.5
59,544	Wells Fargo & Co.	3,242,766	1.1
19,569	Zions Bancorp NA	974,145	0.3
		38,518,190	13.0

	Health Care: 12.5%
35,792	AbbVie, Inc.	3,140,032	1.1
20,276	AmerisourceBergen Corp.	1,782,463	0.6
13,974	Amgen, Inc.	3,279,977	1.1
12,082	Baxter International, Inc.	990,362	0.3
49,978	Bristol-Myers Squibb Co.	2,845,747	1.0
13,149	Cardinal Health, Inc.	723,589	0.2
2,297	Chemed Corp.	987,756	0.3
22,297	Eli Lilly & Co.	2,616,553	0.9
36,312	Gilead Sciences, Inc.	2,441,619	0.8
4,974	HCA Healthcare, Inc.	689,695	0.2
38,820	Johnson & Johnson	5,337,362	1.8
5,094	McKesson Corp.	736,796	0.3
42,832	Merck & Co., Inc.	3,734,094	1.3
98,880	Pfizer, Inc.	3,808,858	1.3
16,544	Quest Diagnostics, Inc.	1,762,763	0.6
18,208	Zoetis, Inc.	2,194,428	0.7
		37,072,094	12.5

	Industrials: 8.3%
13,549	Allison Transmission Holdings, Inc.	655,772	0.2

See Accompanying Notes to Financial Statements

26

Voya U.S. High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2019 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
12,933	Carlisle Cos., Inc.	$2,017,289	0.7
6,956	Cintas Corp.	1,788,109	0.6
16,536	CSX Corp.	1,182,986	0.4
9,213	Curtiss-Wright Corp.	1,265,037	0.4
32,354	Delta Air Lines, Inc.	1,854,208	0.6
22,678	Eaton Corp. PLC	2,097,715	0.7
17,289	Herman Miller, Inc.	826,069	0.3
16,887	Honeywell International, Inc.	3,015,174	1.0
43,386	Johnson Controls International plc	1,858,222	0.6
6,508	Lockheed Martin Corp.	2,544,823	0.9
21,408	Republic Services, Inc.	1,897,819	0.7
16,433	Waste Connections, Inc.	1,488,008	0.5
18,462	Waste Management, Inc.	2,084,544	0.7
		24,575,775	8.3

	Information Technology: 27.7%
14,359	Accenture PLC	2,888,456	1.0
4,527	Alliance Data Systems Corp.	483,982	0.2
28,328	Amdocs Ltd.	1,963,130	0.7
16,686	Avnet, Inc.	678,286	0.2
26,557	Booz Allen Hamilton Holding Corp.	1,932,287	0.7
13,056	Broadridge Financial Solutions, Inc. ADR	1,615,158	0.5
31,933	CDK Global, Inc.	1,710,012	0.6
9,595	CDW Corp.	1,295,805	0.4
73,793	Cisco Systems, Inc.	3,343,561	1.1
16,029	Citrix Systems, Inc.	1,808,232	0.6
26,187	Cognizant Technology Solutions Corp.	1,678,849	0.6
14,637	Dolby Laboratories, Inc.	1,008,197	0.3
32,168	Flir Systems, Inc.	1,722,918	0.6
43,199	Genpact Ltd.	1,758,199	0.6
106,914	Hewlett Packard Enterprise Co.	1,692,449	0.6
92,481	HP, Inc.	1,857,018	0.6
73,854	Intel Corp.	4,287,225	1.4
19,723	International Business Machines Corp.	2,651,757	0.9
8,289	Intuit, Inc.	2,145,939	0.7
18,391	j2 Global, Inc.	1,784,295	0.6
34,980	Jabil, Inc.	1,358,623	0.5
11,332	Jack Henry & Associates, Inc.	1,721,784	0.6
50,264	Juniper Networks, Inc.	1,259,616	0.4
19,330	Leidos Holdings, Inc.	1,755,937	0.6
3,883	LogMeIn, Inc.	302,796	0.1
5,011	Mastercard, Inc. - Class A	1,464,365	0.5
30,402	Maxim Integrated Products	1,722,881	0.6
18,740	MAXIMUS, Inc.	1,398,941	0.5
89,208	Microsoft Corp.	13,504,307	4.6
10,996	Motorola Solutions, Inc.	1,839,631	0.6
49,814	Oracle Corp.	2,796,558	0.9
22,906	Paychex, Inc.	1,972,665	0.7
71,343	Sabre Corp.	1,600,223	0.5
29,567	Seagate Technology	1,764,559	0.6
50,105	Switch, Inc.	789,655	0.3
18,224	TE Connectivity Ltd.	1,689,547	0.6
23,630	Texas Instruments, Inc.	2,840,562	1.0
3,757	Visa, Inc. - Class A	693,204	0.2
78,622	Western Union Co.	2,113,359	0.7
25,191	Xerox Holdings Corp.	980,686	0.3
		81,875,654	27.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: 1.7%
3,881	Air Products & Chemicals, Inc.	$917,197	0.3
4,794	Aptargroup, Inc.	537,503	0.2
10,623	Domtar Corp.	396,450	0.1
6,015	Reliance Steel & Aluminum Co.	709,650	0.3
10,324	Royal Gold, Inc.	1,210,695	0.4
18,267	Sonoco Products Co.	1,105,702	0.4
		4,877,197	1.7

	Real Estate: 4.0%
59,244	Apple Hospitality REIT, Inc.	963,308	0.3
2,995	Boston Properties, Inc.	414,927	0.1
28,806	CoreCivic, Inc.	436,411	0.2
2,381	EastGroup Properties, Inc.	324,268	0.1
4,900	Equity Lifestyle Properties, Inc.	362,992	0.1
4,262	Federal Realty Investment Trust	562,882	0.2
39,985	Gaming and Leisure Properties, Inc.	1,687,367	0.6
30,179	Geo Group, Inc./The	418,281	0.1
10,568	Lamar Advertising Co.	881,688	0.3
15,191	Life Storage, Inc.	1,663,718	0.6
10,705	Outfront Media, Inc.	267,411	0.1
7,758	Public Storage, Inc.	1,634,456	0.6
56,543	Retail Properties of America, Inc.	804,607	0.3
8,653	Simon Property Group, Inc.	1,308,420	0.4
		11,730,736	4.0

	Utilities: 4.0%
21,003	Ameren Corp.	1,561,153	0.5
13,822	American Electric Power Co., Inc.	1,262,640	0.4
27,821	Evergy, Inc.	1,760,234	0.6
41,687	Exelon Corp.	1,850,903	0.6
15,678	OGE Energy Corp.	659,417	0.2
17,879	Pinnacle West Capital Corp.	1,562,446	0.6
33,605	Southern Co.	2,083,174	0.7
11,302	WEC Energy Group, Inc.	1,001,922	0.4
		11,741,889	4.0

	Total Common Stock
	(Cost $264,148,739)	289,071,216	97.7

EXCHANGE-TRADED FUNDS: 1.6%
28,548	iShares Russell 1000 ETF	4,978,486	1.6
	Total Exchange-Traded Funds
	(Cost $4,935,518)	4,978,486	1.6
	Total Long-Term Investments
	(Cost $269,084,257)	294,049,702	99.3

See Accompanying Notes to Financial Statements

27

Voya U.S. High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.6%
	Repurchase Agreements: 0.3%
732,844 (2)	Citigroup, Inc., Repurchase Agreement dated 11/29/19, 1.63%, due 12/02/19 (Repurchase Amount $732,942, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $747,501, due 11/30/19-11/15/49)
	(Cost $732,844)	732,844	0.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
956,000 (3)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.530%
	(Cost $956,000)	956,000	0.3

	Total Short-Term Investments
	(Cost $1,688,844)	1,688,844	0.6

	Total Investments in Securities (Cost $270,773,101)	$295,738,546	99.9
	Assets in Excess of Other Liabilities	180,025	0.1
	Net Assets	$295,918,571	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(3)	Rate shown is the 7-day yield as of November 30, 2019.

See Accompanying Notes to Financial Statements

28

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.
(a)(2)	Auditor Change.
(a)(3)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.
(a)(4)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Equity Trust

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: February 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: February 7, 2020

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: February 7, 2020